                                                                   Exhibit 10.1

                                                                 EXECUTION COPY


                   U.S. $1,700,000,000 SENIOR CREDIT AGREEMENT

                            DATED AS OF JULY 30, 2004

                                     AMONG

                         THE JEAN COUTU GROUP (PJC) INC.
                               AS PARENT BORROWER

                      THE JEAN COUTU GROUP (PJC) USA, INC.
                                AS U.S. BORROWER

                   THE LENDERS FROM TIME TO TIME PARTY HERETO,

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                       AS GLOBAL TRANSACTION COORDINATOR,

                             NATIONAL BANK OF CANADA
                       AS CANADIAN ADMINISTRATIVE AGENT,

                      DEUTSCHE BANK TRUST COMPANY AMERICAS
                        AS TERM B ADMINISTRATIVE AGENT,

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
                          AND NATIONAL BANK OF CANADA
                         AS U.S. CO-SYNDICATION AGENTS,

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                       AND DEUTSCHE BANK SECURITIES INC.
                       AS CANADIAN CO-SYNDICATION AGENTS,

                         DEUTSCHE BANK SECURITIES INC.,
               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                        AND NATIONAL BANK FINANCIAL INC.
                          AS U.S. JOINT LEAD ARRANGERS

                        DEUTSCHE BANK SECURITIES INC. AND
               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                           AS U.S. JOINT BOOK RUNNERS

                                       AND

                          NATIONAL BANK FINANCIAL INC.,
               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                       AND DEUTSCHE BANK SECURITIES INC.,
        AS CANADIAN JOINT LEAD ARRANGERS AND CANADIAN JOINT BOOK RUNNERS

                                          TABLE OF CONTENTS

                                                                                                PAGE
                                                                                                ----
                                                 ARTICLE I
                                                DEFINITIONS

Section 1.01       Defined Terms...................................................................1
Section 1.02       Computation of Time Periods and Other Definitional Provisions..................53
Section 1.03       Accounting Terms and Determinations............................................53
Section 1.04       Classes and Types of Borrowings................................................54
Section 1.05       Exchange Rates.................................................................54
Section 1.06       Currency Conversion............................................................55

                                                  ARTICLE II
                                            THE CREDIT FACILITIES

Section 2.01       Commitments to Lend............................................................55
Section 2.02       Notice of Borrowings...........................................................60
Section 2.03       Notice to Lenders; Funding of Loans............................................61
Section 2.04       Evidence of Loans..............................................................63
Section 2.05       Letters of Credit..............................................................64
Section 2.06       Bankers' Acceptances...........................................................76
Section 2.07       Interest.......................................................................80
Section 2.08       Extension and Conversion.......................................................81
Section 2.09       Maturity of Loans..............................................................83
Section 2.10       Prepayments....................................................................85
Section 2.11       Adjustment of Commitments; Right to Replace Lenders............................93
Section 2.12       Fees...........................................................................95
Section 2.13       Pro-rata Treatment.............................................................97
Section 2.14       Sharing of Payments............................................................99
Section 2.15       Payments; Computations.........................................................99
Section 2.16       Additional Borrowers..........................................................101
Section 2.17       Authority to Debit and Credit.................................................101

                                                  ARTICLE III
                                     TAXES, YIELD PROTECTION AND ILLEGALITY

Section 3.01       Taxes.........................................................................101
Section 3.02       Change in Law, Etc............................................................104
Section 3.03       Basis for Determining Interest Rate Inadequate or Unfair......................105
Section 3.04       Circumstances Making Bankers' Acceptances Unavailable.........................105
Section 3.05       Increased Costs and Reduced Return............................................106
Section 3.06       Funding Losses................................................................107
Section 3.07       Base Rate Loans Substituted for Affected Eurodollar Loans.....................108

                                                   ARTICLE IV
                                                   CONDITIONS

Section 4.01       Conditions to Closing.........................................................108
Section 4.02       Conditions to All Credit Extensions...........................................116

                                                   ARTICLE V
                                         REPRESENTATIONS AND WARRANTIES

Section 5.01       Organization and Good Standing................................................117
Section 5.02       Power; Authorization; Enforceable Obligations.................................118
Section 5.03       No Conflicts..................................................................118
Section 5.04       No Default....................................................................118
Section 5.05       Financial Condition...........................................................118
Section 5.06       No Material Change............................................................121
Section 5.07       Title to Properties; Possession Under Leases..................................121
Section 5.08       Litigation....................................................................121
Section 5.09       Taxes.........................................................................121
Section 5.10       Compliance with Law...........................................................121
Section 5.11       Employee Benefit Arrangements.................................................122
Section 5.12       Subsidiaries..................................................................123
Section 5.13       Governmental Regulations, Etc.................................................123
Section 5.14       Purpose of Loans and Letters of Credit........................................124
Section 5.15       Labor Matters.................................................................124
Section 5.16       Environmental Matters.........................................................124
Section 5.17       Intellectual Property.........................................................124
Section 5.18       Solvency and Surplus..........................................................125
Section 5.19       Disclosure....................................................................125
Section 5.20       Collateral Documents..........................................................125
Section 5.21       Certain Transactions..........................................................126

                                                 ARTICLE VI
                                            AFFIRMATIVE COVENANTS

Section 6.01       Information...................................................................127
Section 6.02       Preservation of Existence and Franchises......................................131
Section 6.03       Books and Records; Lender Meeting.............................................131
Section 6.04       Compliance with Law...........................................................131
Section 6.05       Payment of Taxes and Other Debt...............................................131
Section 6.06       Insurance; Certain Proceeds...................................................131
Section 6.07       Maintenance of Property.......................................................133
Section 6.08       Use of Proceeds...............................................................133
Section 6.09       Audits/Inspections............................................................133
Section 6.10       Additional Credit Parties; Additional Security................................134
Section 6.11       Interest Rate Protection Agreements...........................................137

                                                 ARTICLE VII
                                             NEGATIVE COVENANTS

Section 7.01       Limitation on Debt............................................................138
Section 7.02       Restriction on Liens..........................................................140

Section 7.03       Nature of Business...........................................................143
Section 7.04       Consolidation, Merger and Dissolution........................................143
Section 7.05       Asset Dispositions...........................................................144
Section 7.06       Investments..................................................................147
Section 7.07       Restricted Payments, Etc.....................................................149
Section 7.08       Prepayments of Debt, Etc.....................................................150
Section 7.09       Transactions with Affiliates.................................................151
Section 7.10       Fiscal Year; Organizational and Other Documents..............................152
Section 7.11       Restrictions with Respect to Intercorporate Transfers........................152
Section 7.12       Ownership of Subsidiaries; Limitations on the Parent Borrower; SPVs,
                   PropCos......................................................................153
Section 7.13       Sale and Leaseback Transactions..............................................153
Section 7.14       Capital Expenditures.........................................................154
Section 7.15       Additional Negative Pledges..................................................154
Section 7.16       No Other "Designated Senior Indebtedness"....................................154
Section 7.17       Impairment of Security Interests.............................................155
Section 7.18       Sales of Receivables.........................................................155
Section 7.19       Financial Covenants..........................................................155
Section 7.20       Independence of Covenants....................................................156

                                                ARTICLE VIII
                                                  DEFAULTS

Section 8.01       Events of Default............................................................156
Section 8.02       Acceleration; Remedies.......................................................159
Section 8.03       Allocation of Payments After Event of Default................................160

                                                 ARTICLE IX
                                             AGENCY PROVISIONS

Section 9.01       Appointment; Authorization...................................................163
Section 9.02       Delegation of Duties.........................................................164
Section 9.03       Exculpatory Provisions.......................................................164
Section 9.04       Reliance on Communications...................................................164
Section 9.05       Notice of Default............................................................165
Section 9.06       Credit Decision; Disclosure of Information by Term B Administrative Agent
                   or Canadian Administrative Agent.............................................165
Section 9.07       No Reliance on Lead Arranger's or Agent's Customer Identification Program....165
Section 9.08       Indemnification..............................................................166
Section 9.09       Agents in Their Individual Capacity..........................................166
Section 9.10       Successor Agents.............................................................167
Section 9.11       Certain Other Agents.........................................................167
Section 9.12       Agents' Fees; Lead Arrangers' Fees...........................................167

                                                  ARTICLE X
                                                MISCELLANEOUS

Section 10.01      Notices and Other Communications.............................................168
Section 10.02      No Waiver; Cumulative Remedies...............................................169
Section 10.03      Amendments, Waivers and Consents.............................................169
Section 10.04      Expenses.....................................................................171

Section 10.05      Indemnification; Waiver of Consequential Damages, Etc........................172
Section 10.06      Successors and Assigns.......................................................173
Section 10.07      Confidentiality and Disclosure...............................................177
Section 10.08      Set-off......................................................................178
Section 10.09      Interest Rate Limitation.....................................................179
Section 10.10      Counterparts.................................................................180
Section 10.11      Integration..................................................................180
Section 10.12      Survival of Representations and Warranties...................................180
Section 10.13      Severability.................................................................180
Section 10.14      Headings.....................................................................180
Section 10.15      Defaulting Lenders...........................................................180
Section 10.16      Governing Law; Submission to Jurisdiction....................................180
Section 10.17      Waiver of Jury Trial.........................................................181
Section 10.18      Binding Effect...............................................................182
Section 10.19      Source of Funds..............................................................182
Section 10.20      Judgment Currency............................................................183
Section 10.21      Lenders' U.S. Patriot Act Compliance Certification...........................184
Section 10.22      U.S. Patriot Act Notice......................................................184
Section 10.23      Consent to Transactions......................................................184
Section 10.24      Funding Arrangements.........................................................184

SCHEDULES:

          Schedule 1.01A        -- Lenders and Commitments
          Schedule 1.01B        -- Consolidated EBITDA
          Schedule 1.01C        -- Refinanced Agreements
          Schedule 1.01E        -- Lender Addresses
          Schedule 2.05         -- Existing Letters of Credit
          Schedule 4.01(j)      -- Mortgaged Properties
          Schedule 4.01(o)      -- Environmental Analyses and Reports
          Schedule 4.01(r)      -- Closing EBITDA Adjustments
          Schedule 5.02         -- Required Consents, Authorizations, Notices and Filings
          Schedule 5.08         -- Litigation
          Schedule 5.10         -- Compliance with Law
          Schedule 5.11         -- Pension and Benefit Plans
          Schedule 5.12         -- Subsidiaries
          Schedule 5.20(a)      -- Security Interest Recordings
          Schedule 5.20(b)      -- Intellectual Property Recordings
          Schedule 5.20(c)      -- Mortgage Recordings
          Schedule 5.21(d)      -- Broker's Fees
          Schedule 6.10         -- Post-Closing Action
          Schedule 7.01         -- Debt
          Schedule 7.02         -- Existing Liens
          Schedule 7.05(xiv)    -- Store Asset Dispositions
          Schedule 7.05(xv)     -- Non-Core Asset Dispositions
          Schedule 7.12         -- Closing Transactions

EXHIBITS:

          Exhibit A- 1          -- Form of U.S. Notice of Borrowing, Continuation, Conversion or
                                   Repayment

          Exhibit A-2           -- Form of Canadian Notice of Borrowing, Continuation, Conversion or
                                   Repayment
          Exhibit A-3           -- Form of U.S. Letter of Credit Request
          Exhibit A-4           -- Form of Canadian Letter of Credit Request
          Exhibit B-1           -- Form of U.S. Revolving Note
          Exhibit B-2           -- Form of Term B Note
          Exhibit B-3           -- Form of U.S. Swingline Note
          Exhibit C             -- Form of Assignment and Acceptance
          Exhibit D-l(a)        -- Form of Opinion of U.S. Counsel for the Parent Borrower and the
                                   Other Credit Parties
          Exhibit D-1(b)        -- Form of Opinion of Canadian Counsel for the Parent Borrower and the
                                   Other Credit Parties
          Exhibit D-2           -- Form of Opinion of Special Local Counsel for the Parent Borrower and
                                   the Other Credit Parties (UCC Collateral)
          Exhibit D-3           -- Form of Opinion of Special Local Counsel for the Parent Borrower and
                                   the Other Credit Parties (Real Property Collateral)
          Exhibit D-4           -- Form of Subsidiary Borrower Opinion
          Exhibit E             -- Form of Guaranty
          Exhibit F-1(a)        -- Form of Perfection Certificate (Material Credit Party)
          Exhibit F-1(b)        -- Form of Perfection Certificate (non-Material Credit Party)
          Exhibit F-2           -- Form of U.S. Security Agreement
          Exhibit F-3           -- Form of Pledge Agreement
          Exhibit F-4           -- Form of U.S. Mortgage
          Exhibit F-5           -- Form of U.S. Leasehold Mortgage
          Exhibit F-6           -- Form of PPSA Security Agreement
          Exhibit F-7           -- Form of Quebec Hypothec
          Exhibit F-8           -- Form of Canadian Mortgage (other provinces)
          Exhibit F-9           -- Form of Canadian Leasehold Mortgage (other provinces)
          Exhibit G             -- Form of Intercompany Note
          Exhibit H             -- Form of Intercompany Note Subordination Provisions
          Exhibit I             -- Form of Accession Agreement
          Exhibit J             -- Form of OFAC/Anti-Terrorism Certificate
          Exhibit K             -- Form of Solvency Certificate
          Exhibit L-1(a)        -- Form of U.S. Borrowing Subsidiary Agreement
          Exhibit L-1(b)        -- Form of Canadian Borrowing Subsidiary Agreement
          Exhibit L-2(a)        -- Form of U.S. Borrowing Subsidiary Termination
          Exhibit L-2(b)        -- Form of Canadian Borrowing Subsidiary Termination
          Exhibit M             -- Landlord Estoppel and Consent

                                CREDIT AGREEMENT

          This Credit Agreement is dated as of July 30, 2004 and is among THE JEAN COUTU GROUP (PJC) INC., a corporation formed and existing under the laws of the Province of Quebec (the "PARENT BORROWER"), THE JEAN COUTU GROUP (PJC) USA, INC., a corporation formed and existing under the laws of the State of Delaware (the "U.S. BORROWER"), the banks and other financial institutions from time to time party hereto (the "LENDERS"), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Global Transaction Coordinator, DEUTSCHE BANK SECURITIES INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and NATIONAL BANK FINANCIAL INC., as U.S. Joint Lead Arrangers, DEUTSCHE BANK SECURITIES INC. and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as U.S. Joint Bookrunners, NATIONAL BANK FINANCIAL INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and DEUTSCHE BANK SECURITIES INC., as Canadian Joint Lead Arrangers and as Canadian Joint Bookrunners, NATIONAL BANK OF CANADA, as the Canadian Administrative Agent, DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Term B Administrative Agent, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and NATIONAL BANK OF CANADA, as U.S. Co-Syndication Agents, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and DEUTSCHE BANK SECURITIES INC., as Canadian Co-Syndication Agents.

          The Parent Borrower and the U.S. Borrower have requested the Lenders to provide credit facilities to the Parent Borrower and the U.S. Borrower having an aggregate U.S. dollar equivalent principal amount of up to US$1,700,000,000 for the purposes described herein. The Lenders are willing to make the requested credit facilities available on the terms and conditions set forth herein. Accordingly, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

          SECTION 1.01 DEFINED TERMS. Terms defined in the introductory section hereof have the respective meanings set forth therein. The following additional terms, as used herein, have the following meanings:

          "ACCESSION AGREEMENT" means a Credit Party Accession Agreement, substantially in the form of EXHIBIT I hereto, executed and delivered by an Additional Subsidiary Guarantor after the Closing Date in accordance with
SECTION 6.10(a) or (d).

          "ACQUISITION" means the transactions contemplated by the Acquisition Agreement.

          "ACQUISITION AGREEMENT" means the Stock Purchase Agreement dated as of April 4, 2004 among the Parent Borrower, J.C. Penny Company Inc. and the Seller, as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof and of this Agreement, providing for, among other things, the acquisition by the U.S. Borrower of the current locations of Eckerd Corporation, Thrift Drug, Inc. and Genovese Drug Stores, Inc. in Connecticut, Delaware, Georgia, Maryland, New Jersey, New York, North Carolina, Tennessee, Ohio, Pennsylvania, South Carolina, Virginia and West Virginia.

          "ACQUISITION DOCUMENTS" means the Acquisition Agreement, including all exhibits and schedules thereto, and all other agreements, documents and instruments relating to the Acquisition, in each case as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof and of this Agreement.

          "ADDITIONAL CANADIAN LETTER OF CREDIT" means any Letter of Credit issued in Canadian Dollars, U.S. Dollars or Agreed Foreign Currency and issued by the Canadian Issuing Lender pursuant to SECTION 2.05 on or after the Closing Date.

          "ADDITIONAL COLLATERAL DOCUMENTS" has the meaning set forth in SECTION 6.10(b).

          "ADDITIONAL LETTERS OF CREDIT" means collectively the Additional Canadian Letters of Credit and the Additional U.S. Letters of Credit and "ADDITIONAL LETTER OF CREDIT" means any one of them.

          "ADDITIONAL SUBSIDIARY GUARANTOR" means each Person that becomes a Subsidiary Guarantor after the Closing Date by execution of an Accession Agreement as provided in SECTION 6.10.

          "ADDITIONAL U.S. LETTER OF CREDIT" means any Letter of Credit issued in U.S. Dollars or Agreed Foreign Currency and issued by the U.S. Issuing Lender pursuant to SECTION 2.05 on or after the Closing Date.

          "ADJUSTED EURODOLLAR RATE" means, for the Interest Period for each Eurodollar Loan comprising part of the same Group, the quotient obtained (rounded upward, if necessary, to the next higher 1/16th of 1%) by dividing (i) the applicable Eurodollar Rate for such Interest Period by (ii) 1.00 minus the Eurodollar Reserve Percentage.

          "ADJUSTMENT DATE" has the meaning set forth in SECTION 2.11(d).

          "ADMINISTRATIVE AGENTS" means collectively, the Term B Administrative Agent and the Canadian Administrative Agent and a reference to "ADMINISTRATIVE AGENT" shall mean either one of them as applicable.

          "ADMINISTRATIVE OFFICE" means either the Term B Administrative Agent's Office or the Canadian Administrative Agent's Office, as applicable, and "ADMINISTRATIVE OFFICES" means both of them collectively.

          "AFFILIATE" means, with respect to any Person, (i) any Person that directly, or indirectly through one or more intermediaries, controls such Person ("CONTROLLING PERSON") or (ii) any other Person which is controlled by or is under common control with a Controlling Person. As used herein, the term "control" means (i) with respect to any Person having voting shares or their equivalent and elected directors, managers or Persons performing similar functions, the possession, directly or indirectly, of the power to vote 10% or more of the Equity Interests having ordinary voting power of such Person or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting shares or their equivalent, by contract or otherwise.

          "AFFILIATED REVOLVING LENDER" means (A) in relation to a Canadian Revolving Lender, an Affiliate of such Lender that is a U.S. Revolving Lender and (B) in relation to a U.S. Revolving Lender, an Affiliate of such Lender that is a Canadian Revolving Lender.

          "AGENT" means either the Global Transaction Coordinator, the Term B Administrative Agent, the Canadian Administrative Agent, the U.S. Co-Syndication Agents, the Canadian Co-Syndication Agents, the U.S. Collateral Agent or the Canadian Collateral Agent and any successors and assigns in such capacity, and "AGENTS" means any two or more of them.

          "AGGREGATE REVOLVING COMMITTED AMOUNT" means on any date the sum of
(i) the U.S. Revolving Committed Amount plus (ii) the U.S. Dollar Amount of the Canadian Revolving Committed Amount, in each case as in effect on such date.

          "AGGREGATE REVOLVING OUTSTANDINGS" means, on any date, the sum of (i) the U.S. Revolving Outstandings plus (ii) the U.S. Dollar Amount of the Canadian Revolving Outstandings, in each case determined based upon the Exchange Rates as in effect on the most recent Reset Date.

          "AGREED FOREIGN CURRENCY" means at any time any of the respective lawful currencies of the United Kingdom and the European Economic Union, so long as at such time (i) such currency is dealt in the London interbank deposit market or, in the case of Euros, the European interbank deposit market, (ii) such currency is fully transferable and convertible into U.S. Dollars in the London foreign exchange market or, in the case of Euros, the European foreign exchange market and (iii) no central bank or other governmental authorization in the country of issue of such currency is required to permit the use of such currency by any Issuing Lender for issuing or maintaining any Foreign Currency Letter of Credit hereunder and/or to permit any Borrower to borrow and repay the LC Obligations in respect thereof, unless such authorization has been obtained and remains in full force and effect.

          "AGREEMENT" means this Credit Agreement, as amended, modified or supplemented from time to time.

          "ANTI-TERRORISM LAWS" means any Laws relating to terrorism or money-laundering, including, without limitation, (i) Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 and relating to Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism, (ii) the U.S. Patriot Act, (iii) the International Emergency Economic Power Act, 50 U.S.C. Section 1701 et seq., (iv) the Bank Secrecy Act, (v) the Trading with the Enemy Act, 50 U.S.C. App. 1 et seq. and
(vi) any related rules and regulations of the U.S. Treasury Department's Office of Foreign Assets Control or any other Governmental Authority, in each case as the same may be amended, supplemented, modified, replaced or otherwise in effect from time to time.

          "APPLICABLE BA DISCOUNT RATE" means (i) with respect to any Canadian Revolving Lender which is a Schedule I chartered bank under the Bank Act (Canada), as applicable to a Bankers' Acceptance being purchased by such Canadian Revolving Lender on any day, the CDOR Rate on such day and (ii) with respect to any Canadian Revolving Lender which is not a Schedule I chartered bank under the Bank Act (Canada), as applicable to a Bankers' Acceptance being purchased by such Canadian Revolving Lender on any day, the lesser of (A) the CDOR Rate on such day and (B) the percentage discount rate quoted by such Canadian Revolving Lender as the percentage discount rate at which such Canadian Revolving Lender would, in accordance with its normal practices, at or about 10:00 A.M. (Montreal, Canada time) on such day, be prepared to purchase bankers' acceptances having a term and a face amount comparable to the term and face amount of such Bankers' Acceptance.

          "APPLICABLE LENDING OFFICE" means (i) with respect to any Lender and for each Type of Loan or Bankers' Acceptance, the "Lending Office" of such Lender (or of an Affiliate of such Lender) designated for such Type of Loan or Bankers' Acceptance, on SCHEDULE 1.01E hereto or in any applicable Assignment and Acceptance pursuant to which such Lender became a Lender hereunder or such other office of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify in writing to the applicable Administrative Agent and the relevant Borrower as the office by which its Loans of such Type or Bankers' Acceptances are to be made and maintained; and (ii) with respect to any Issuing Lender and for each Letter of Credit, the "Lending Office" of such Issuing Lender (or of an Affiliate of such Issuing Lender) designated on the signature pages hereto or such other office of such Issuing Lender (or of an Affiliate of such Issuing Lender) as such Issuing Lender may from time to time specify in writing to the Canadian Administrative Agent and the relevant Borrower as the office by which its Letters of Credit are to be issued and maintained.

          "APPLICABLE MARGIN" means, for any date, (A) for purposes of calculating the applicable interest rate for any Term B Loans, 2.25% in the case of Eurodollar Loans, and 1.25% in the case of Base Rate Loans, and (B) for purposes of calculating (i) the applicable interest rate for any Revolving Loan, any Swingline Loan, any Term A Loan, (ii) the applicable rate of the Standby Letter of Credit Fee for purposes of SECTION 2.12(b)(i), (iii) the applicable rate of the Trade Letter of Credit Fee for purposes of SECTION 2.12(b)(ii), or
(iv) the applicable rate of the BA Acceptance Fee for purposes of
SECTION 2.12(c), the appropriate applicable margin set forth below corresponding to the Leverage Ratio as of the most recent Calculation Date:

                                        REVOLVING LOANS, SWINGLINE LOANS, TERM A LOANS AND FEES
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Applicable    Applicable    Applicable    Applicable
                                                   Margin        Margin        Margin        Margin      Applicable
                                                     For       For Base     For Standby    For Trade       Margin       Applicable
 Pricing                Leverage                 Eurodollar      Rate        Letter of     Letter of       For BA      Margin For C$
  Level                   Ratio                     Loans        Loans       Credit Fee    Credit Fee  Acceptance Fee   Prime Loans
-----------------------------------------------------------------------------------------------------------------------------------
    I      GREATER THAN OR EQUAL TO 3.5 to 1.0        2.50%         1.50%          2.50%        2.50%         2.50%           1.50%
   II      LESS THAN 3.5 to 1.0 but                   2.25%         1.25%          2.25%        2.25%         2.25%           1.25%
           GREATER THAN OR EQUAL TO 3.0 to 1.0
   III     LESS THAN 3.0 to 1.0 but                   2.00%         1.00%          2.00%        2.00%         2.00%           1.00%
           GREATER THAN OR EQUAL TO 2.5 to 1.0
   IV      LESS THAN 2.5 to 1.0 but                   1.75%         0.75%          1.75%        1.75%         1.75%           0.75%
           GREATER THAN OR EQUAL TO 2.0 to 1.0
    V      LESS THAN 2.0 to 1.0                       1.50%         0.50%          1.50%        1.50%         1.50%           0.50%

Each Applicable Margin shall be determined and adjusted quarterly on the date (each a "CALCULATION DATE") five Business Days after the earlier of (x) the date by which the Parent Borrower is required to provide the consolidated financial information required by SECTION 6.01(a) or (b) and the officer's certificate required by SECTION 6.01(c) for the fiscal quarter or year of the Parent Borrower most recently ended prior to the Calculation Date and (y) the date on which the Parent Borrower has delivered such information and such certificate; PROVIDED, HOWEVER, that: (i) each initial Applicable Margin shall be based on Pricing Level I (as shown above) and shall remain at Pricing Level I until the first Calculation Date occurring after the end of the first fiscal quarter of the Parent Borrower ending at least three months subsequent to the Closing Date and, thereafter, each Applicable Margin shall be based on the Pricing Level (as shown above) corresponding to the Leverage Ratio as of the last day of the most recently ended fiscal quarter or year of the Parent Borrower preceding the applicable Calculation Date; (ii) if the Parent Borrower fails to provide the consolidated financial information required by SECTION 6.01(a) or (b) or the officer's certificate required by SECTION 6.01(c) for the most recently ended fiscal quarter or year of the Parent Borrower preceding any applicable Calculation Date, each Applicable Margin from such Calculation Date shall be based on Pricing Level I (as shown above) until such time as such consolidated financial information and an appropriate officer's certificate is provided, whereupon each Applicable Margin shall be based on the Pricing Level (as shown above) corresponding to the Leverage Ratio as of the last day of the most recently ended fiscal quarter or year of the Parent Borrower preceding such Calculation Date; and (iii) if and for so long as any Default under SECTION 8.01(a) or Event of Default shall have occurred and be continuing, each Applicable Margin shall be based on Pricing Level I (as shown above). Each Applicable Margin shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Margins shall be applicable to all Loans, Bankers' Acceptances and Letters of Credit then existing or subsequently made or issued.

          "APPROVED FUND" means (i) with respect to any Lender, an entity (whether a corporation, partnership, limited liability company, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is managed or advised by such Lender, its parent holding company, or any of their respective Subsidiaries, (ii) with respect to any Lender that is a fund that invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed or advised by the same investment advisor as such Lender or by its parent holding company or any of their respective Subsidiaries of such investment advisor and (iii) any special purpose funding vehicle described in SECTION 10.06(i).

          "ASSET DISPOSITION" means any sale, lease (including any Sale/Leaseback Transaction, whether or not involving a Capital Lease), lease (as lessor), transfer or other disposition (including any such transaction effected by way of merger or consolidation and including any sale or other disposition of Equity Interests of a Subsidiary, but excluding any sale or other disposition by way of Casualty or Condemnation) by any Group Company of any asset.

          "ASSET DISPOSITION EVENT" means the receipt by any Group Company of cash or Cash Equivalent proceeds or cash or Cash Equivalent distributions of any kind in consideration for an Asset Disposition.

          "ASSET DISPOSITION EVENT OFFER" has the meaning set forth in
SECTION 2.10(c).

          "ASSET DISPOSITION PROCEEDS" means, subject to SECTIONS 2.10(c)(i)(A) through (D), the aggregate amount of Net Cash Proceeds actually received by the Parent Borrower or any of its Subsidiaries from any Asset Disposition Event. Following any Asset Disposition Event Offer, the amount of Asset Disposition Proceeds shall be reset to zero.

          "ASSIGNMENT AND ACCEPTANCE" means an Assignment and Acceptance, substantially in the form of EXHIBIT C hereto, under which an interest of a Lender hereunder is transferred to an Eligible Assignee pursuant to SECTION 10.06(b).

          "ATTRIBUTABLE DEBT" means, at any date (i) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP,
(ii) in respect of any Synthetic Lease Obligation of any Person, the capitalized or principal amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement were accounted for as a Capital Lease, (iii) in respect of any Sale/Leaseback Transaction, the lesser of
(A) the present value, discounted in accordance with GAAP at the interest rate implicit in the related lease, of the obligations of the lessee for net rental payments over the remaining term of such lease (including any period for which such lease has been extended or may, at the option of the lessor be extended) and (B) the fair market value of the assets subject to such transaction, and
(iv) in respect of any Permitted Securitization Transaction, the fair market value of such transaction.

          "AVAILABILITY PERIOD" means the period from the Closing Date to the Revolving Termination Date.

          "BA ACCEPTANCE FEE" has the meaning set forth in SECTION 2.12(c).

          "BA CONTRACT PERIOD" means, with respect to any Bankers' Acceptance, a period commencing on the date of issuance thereof and ending 1, 2, 3 or 6 months (or one year, if agreed to by all of the Canadian Revolving Lenders) thereafter; PROVIDED that no BA Contract Period shall be elected which would end after the Revolving Termination Date.

          "BA DISCOUNT PROCEEDS" means, with respect to any Bankers' Acceptance to be purchased by a Canadian Revolving Lender on any day under SECTION 2.06, the quotient obtained (rounded, if necessary, to the nearest whole Canadian cent, with one-half of one Canadian cent being rounded upward to the next higher whole Canadian cent) by dividing:

               (i)    the face amount of such Bankers' Acceptance; by

               (ii) the sum of 1.0 PLUS the product (rounded, if necessary, to the nearest fifth decimal place, with 0.000005 being rounded upward) of:

                      (A) the Applicable BA Discount Rate (expressed as a decimal) applicable to such Bankers' Acceptance; and

                      (B) a fraction, the numerator of which is equal to the number of days remaining in the term of such Bankers' Acceptance and the denominator of which is 365.

          "BA REIMBURSEMENT OBLIGATIONS" means the aggregate amount (denominated in Canadian Dollars) of all Bankers' Acceptances not yet reimbursed by the Parent Borrower as provided in SECTION 2.06(i) to the applicable Canadian Revolving Lenders in respect of Bankers' Acceptances accepted and purchased by such Canadian Revolving Lenders.

          "BANK SECRECY ACT" means the Financial Recordkeeping and Reporting of Currency and Foreign Transactions Act of 1970, 31 U.S.C. 1051, et seq., as the same may be amended, supplemented, modified, replaced or otherwise in effect from time to time.

          "BANKERS' ACCEPTANCE" means (a) in respect of a Canadian Revolving Lender who is a bank that customarily accepts bankers' acceptances, a bill of exchange governed by the Bills of Exchange Act (Canada) or a depository bill governed by the Depository Bills and Notes Act (Canada) denominated in Canadian Dollars drawn by the Parent Borrower and accepted by a Canadian Revolving Lender pursuant to SECTION 2.06 and (b) in respect of any other Canadian Revolving Lender, a non-interest bearing promissory note made by the Parent Borrower to such Canadian Revolving Lender.

          "BANKRUPTCY CODE" means Title 11 of the United States Code.

          "BANKERS' ACCEPTANCE REQUEST" has the meaning set forth in SECTION 2.06(a).

          "BASE RATE" means, for any day, a rate per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate.

          "BASE RATE LOAN" means at any date a Loan bearing interest at a rate determined by reference to the Base Rate.

          "BELOW-THRESHOLD MORTGAGE" means any Mortgage or group of Mortgages covering Mortgaged Properties the aggregate fair market value of which (together with all other Mortgaged Properties subject to Below-Threshold Mortgages) does not exceed US$25,000,000.

          "BORROWERS' ACCOUNTS" means collectively, the Parent Borrower's Account and the U.S. Borrower's Account and reference to "BORROWER'S ACCOUNT" shall mean either of them as applicable.

          "BORROWER" means, collectively, the Parent Borrower, the U.S. Borrower and each other Subsidiary Borrower, and "BORROWER" means either one of them.

          "BORROWING" has the meaning set forth in SECTION 1.04.

          "BORROWING SUBSIDIARY AGREEMENT" means a Borrowing Subsidiary Agreement, substantially in the form of EXHIBIT L-1 hereto, as the same may be amended, modified or supplemented from time to time, pursuant to which a U.S. Subsidiary or a Canadian Subsidiary of the Parent Borrower agrees to become a U.S. Subsidiary Borrower or a Canadian Subsidiary Borrower, respectively, hereunder in accordance with SECTION 2.16.

          "BORROWING SUBSIDIARY TERMINATION" means a Borrowing Subsidiary Termination, substantially in the form of EXHIBIT L-2 hereto, pursuant to which a U.S. Subsidiary or a Canadian Subsidiary of the Parent Borrower ceases to be a U.S. Subsidiary Borrower or a Canadian Subsidiary Borrower, respectively, hereunder.

          "BUSINESS ACQUISITION" means the acquisition by (A) the Parent Borrower or one or more of its Wholly-Owned Subsidiaries of all of the Equity Interests of, or all (or any division, line of business or any substantial part of any business for which (i) audited financial statements are available or (ii) other financial information reasonably satisfactory to the Administrative Agents is available) of the assets or property of, another Person and (B) any Group Company of prescription files.

          "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in The City of New York, U.S.A. or Montreal, Canada are authorized or required to close, except that:

               (i) when used in SECTION 2.05 with respect to any action taken by or with respect to any Issuing Lender, or to the issuance of, drawing under, or reimbursement obligation arising in respect of, a Letter of Credit or a notice by a Borrower with respect to any such issuance, drawing or reimbursement obligation, the term "BUSINESS DAY" shall not include any day on which commercial banks are authorized by law to close in the jurisdiction where such Issuing Lender's Applicable Lending Office is located;

               (ii) if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, or the Interest Period for, a Eurodollar Loan, or a notice by a Borrower with respect to any such borrowing, payment, prepayment or Interest Period, such day shall also be a day on which commercial banks are open for international business (including dealings in U.S. Dollar deposits) in London; and

               (iii) if such day relates to a borrowing or a payment or prepayment of principal of or interest on a Canadian Revolving Loan or a Term A Loan or to the issuance, acceptance or purchase of, or reimbursement of obligations in respect of, a Bankers' Acceptance or a notice by the Parent Borrower with respect to any such borrowing, payment, prepayment, issuance, acceptance, purchase or reimbursement obligation, such day shall also be a day on which commercial banks are open for international business in Montreal, Toronto and Calgary, Canada.

          "C$ PRIME LOANS" means on any date a Loan denominated in Canadian Dollars bearing interest at a rate determined by reference to the C$ Prime Rate.

          "C$ PRIME RATE" means, for any day, a rate per annum equal to the higher of (i) the variable annual rate of interest (rounded upward, if necessary, to the next higher 1/100th of 1%) announced from time to time by the Canadian Administrative Agent as its reference rate then in effect for determining interest rates on Canadian Dollar-denominated commercial loans in Canada and (ii) the annual rate of interest equal to the sum of (A) the 30-day CDOR Rate for such day and (B) 1.00% per annum.

          "CANADIAN ADMINISTRATIVE AGENT'S OFFICE" means (A) in relation to the Term A Loans, Canadian Revolving Loans, Canadian Swingline Loans, Canadian Letters of Credit and Bankers' Acceptances, the Canadian Administrative Agent's office located at 5650 d'Iberville Street, Suite 603, Montreal, Quebec, Canada, H2G 2B3 or such other office in Canada as may be designated by the Canadian Administrative Agent by written notice to the Term B Administrative Agent, the Borrowers, the Canadian Revolving Lenders, the Canadian Swingline Lender, the Canadian Issuing Lender and the Term A Lenders and (B) in relation to the U.S. Revolving Loans, U.S. Swingline Loans and the U.S. Letters of Credit, the Canadian Administrative Agent's office located at 125 55th Street West, 22nd floor, New York, NY 10019 (with the copy to the Montreal address above) or such other office in the United States as may be designated by the Canadian Administrative Agent by written notice to the Term B Administrative Agent, the Borrowers, the U.S. Revolving Lenders, the U.S. Swingline Lender and the U.S. Issuing Lender.

          "CANADIAN ADMINISTRATIVE AGENT" means National Bank of Canada, in its capacity as administrative agent for the U.S. Revolving Lenders, the U.S. Swingline Lender, the U.S. Issuing Lender, the Canadian Revolving Lenders, the Canadian Swingline Lender, the Canadian Issuing Lender and the Term A Lenders hereunder and under the other Senior Finance Documents, and its successor or successors in such capacity.

          "CANADIAN ADMINISTRATIVE AGENT'S BRANCH" means (A) in relation to Term A Loans, Canadian Revolving Loans, Canadian Swingline Loans, Canadian Letters of Credit and Bankers' Acceptances, the branch of the Canadian Administrative Agent located at 600 De La Gauchetiere Street West, Level A, Transit 0001-1, Montreal, Quebec, Canada H3B 4LT, or such other branch as the Canadian Administrative Agent may specify from time to time and (B) in relation to U.S. Revolving Loans and U.S. Letters of Credit, the branch of the Canadian Administrative Agent located at 125 55th Street West, 5th floor, New York, NY 10019 or such other branch as the Canadian Administrative Agent may specify from time to time.

          "CANADIAN COLLATERAL AGENT" means National Bank of Canada, in its capacity as collateral agent for the Finance Parties under the Canadian Collateral Documents and its respective successors in such capacities.

          "CANADIAN COLLATERAL DOCUMENTS" means the Canadian Mortgages, the PPSA Security Agreement and the Quebec Hypothec.

          "CANADIAN DOLLAR AMOUNT" means on any date:

               (i) with respect to U.S. Dollar-Denominated Loans, the Canadian Dollar Equivalent of the aggregate outstanding principal amount thereof after giving effect to any Borrowings, conversions, continuations and prepayments or repayments of such Loans occurring on such date;

               (ii) with respect to C$ Prime Loans, the aggregate outstanding principal amount thereof after giving effect to any Borrowings, continuations, prepayments or repayments of any such Loans occurring on such date;

               (iii) with respect to U.S. LC Obligations in respect of U.S. Letters of Credit or Canadian LC Obligations in respect of Canadian Letters of Credit denominated in U.S. Dollars, the Canadian Dollar Equivalent of the aggregate amount of such U.S. LC Obligations or such Canadian LC Obligations after giving effect to any changes in the aggregate amount of such U.S. LC Obligations or such Canadian LC Obligations as of such date;

               (iv) with respect to Canadian LC Obligations in respect of Canadian Letters of Credit denominated in Canadian Dollars, the aggregate amount of such Canadian LC Obligations after giving effect to any changes in the aggregate amount of such Canadian LC Obligations on such date;

               (v) with respect to LC Obligations in respect of Canadian Foreign Currency Letters of Credit, the Canadian Dollar Equivalent of the aggregate amount of such LC Obligations after giving effect to any changes in the aggregate amount of such LC Obligations on such date; and

               (vi) with respect to Bankers' Acceptances, the aggregate outstanding face amount thereof after giving effect to any issuances, acceptances, purchases or reimbursements of Bankers' Acceptances occurring on such date.

          "CANADIAN DOLLAR EQUIVALENT" means on any date of determination with respect to any U.S. Dollar-Denominated Loan, any LC Obligation, any Commitment or any other amount determined in currency other than Canadian Dollars, the equivalent of such amount in Canadian Dollars determined by the Canadian Administrative Agent pursuant to SECTION 1.05 using the applicable Exchange Rate.

          "CANADIAN DOLLARS" or "C$" means lawful money of Canada.

          "CANADIAN FOREIGN CURRENCY LC COMMITTED AMOUNT" has the meaning set forth in SECTION 2.05(b).

          "CANADIAN FOREIGN CURRENCY LC EXPOSURE" means at any time, the sum of
(i) the U.S. Dollar Amount of the aggregate undrawn and unexpired amount of all outstanding Canadian Foreign Currency Letters of Credit at such time plus (ii) the U.S. Dollar Amount of the aggregate amount of Canadian LC Disbursements in respect of Canadian Foreign Currency Letters of Credit that have not been reimbursed at such time.

          "CANADIAN FOREIGN CURRENCY LETTER OF CREDIT" means a Canadian Letter of Credit denominated in an Agreed Foreign Currency.

          "CANADIAN ISSUING LENDER" means in the case of Canadian Letters of Credit, (i) National Bank of Canada in its capacity as issuer, and its successor or successors in such capacity, (ii) each Person listed on SCHEDULE 2.05 hereto as the issuer of an Existing Canadian Letter of Credit, and (iii) any other Canadian Revolving Lender which the Parent Borrower shall have designated as an Issuing Lender by notice to the Canadian Administrative Agent.

          "CANADIAN JOINT LEAD ARRANGERS" means National Bank Financial Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc. in their respective capacities as joint lead arrangers and joint bookrunners in connection with the Canadian Revolving Loans and the Term A Loans, and "Canadian Joint Lead Arranger" means any one of them individually.

          "CANADIAN LC CASH COLLATERAL ACCOUNT" has the meaning set forth in the PPSA Security Agreement.

          "CANADIAN LC COMMITMENT" means the commitment of the Canadian Issuing Lender to issue Canadian Letters of Credit in an aggregate face amount (calculated in U.S. Dollars and using, where necessary, the U.S. Dollar Equivalent of such face amount) at any one time outstanding (together with the U.S. Dollar Amount of any unreimbursed drawings thereon) of up to the Canadian LC Committed Amount.

          "CANADIAN LC COMMITTED AMOUNT" has the meaning set forth in SECTION 2.05(b).

          "CANADIAN LC DISBURSEMENT" means a payment or disbursement made by the Canadian Issuing Lender pursuant to a Canadian Letter of Credit.

          "CANADIAN LC DOCUMENTS" means, with respect to any Canadian Letter of Credit, such Canadian Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor and any agreements, instruments, guaranties or other documents (whether general in application or applicable only to such Canadian Letter of Credit) governing or providing for
(i) the rights and obligations of the parties concerned or at risk or (ii) any collateral security for such obligations.

          "CANADIAN LC OBLIGATIONS" means at any time, the sum of (i) the maximum U.S. Dollar Amount which is, or at any time thereafter may become, available to be drawn under Canadian Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Canadian Letters of Credit plus (ii) the U.S. Dollar Amount of all Canadian LC Disbursements not yet reimbursed by the Parent Borrower as provided in SECTION 2.05(h) to the Canadian Issuing Lender in respect of drawings under Canadian Letters of Credit, including any portion of any such obligation to which a Lender has become subrogated pursuant to SECTION 2.05(i).

          "CANADIAN LEASED MORTGAGED PROPERTY" and "CANADIAN LEASED MORTGAGED PROPERTIES" have the respective meanings set forth in SECTION 4.01(j).

          "CANADIAN LETTER OF CREDIT" means an Existing Canadian Letter of Credit or an Additional Canadian Letter of Credit and "CANADIAN LETTERS OF CREDIT" means any combination of the foregoing.

          "CANADIAN MORTGAGE" means (i) in the case of owned real property interests, a mortgage or deed of hypothec, substantially in the form of, or otherwise substantially identical in substance to, the provisions of EXHIBIT F-7 hereto, with respect to properties situated in the Province of Quebec and of EXHIBIT F-8 with respect to properties situated in other Canadian provinces, among any Credit Party and the Canadian Collateral Agent as the same may be amended, modified or supplemented from time to time, or (ii) in the case of Leaseholds, a deed of hypothec or leasehold mortgage, substantially in the form of, or otherwise substantially identical in substance to, the provisions of EXHIBIT F-7 hereto, with respect to properties situated in the Province of Quebec and of EXHIBIT F-9 with respect to properties situated in other Canadian provinces among the Credit Parties party thereto and the Canadian Collateral Agent, as the same may be amended, modified or supplemented from time to time.

          "CANADIAN MORTGAGED PROPERTIES" means the real property interests of the Parent Borrower and its Subsidiaries described in SECTION 4.01(j) hereto.

          "CANADIAN OWNED MORTGAGED PROPERTY" and "CANADIAN OWNED MORTGAGED PROPERTIES" have the respective meanings set forth in SECTION 4.01(j).

          "CANADIAN PENSION PLAN" means any plan, program, arrangement or understanding that is a pension plan for the purposes of any applicable pension benefits or tax laws of Canada (whether or not registered under any such law) which is maintained or contributed to by (or to which there is or may be an obligation to contribute of), any Group Company in respect of any Person's employment in Canada or a province or territory thereof with any Group Company and all related agreements, arrangements and understandings in respect of, or related to, any benefits to be provided thereunder or the effect thereof on any other compensation or remuneration of any employee.

          "CANADIAN RESIDENT" means, at any time, a Person who at that time is
(a) not a non-resident of Canada for purposes of the Income Tax Act (Canada);
(b) an authorized foreign bank deemed to be resident in Canada for purposes of
Part XIII of the Income Tax Act (Canada) in respect of all amounts payable in respect to its Canadian banking business and pursuant to this Agreement; (c) a Canadian partnership, as that term is defined in the Income Tax Act (Canada) or
(d) any other Person who is not required to pay withholding tax pursuant to Part XIII of the Income Tax Act (Canada) in respect of all amounts payable to such Person pursuant to the Canadian Revolving Loans, Term A Loans, Canadian Letters of Credit and Bankers' Acceptances.

          "CANADIAN REVOLVING BORROWING" means a Borrowing comprised of Canadian Revolving Loans and identified as such in a Notice of Borrowing with respect thereto.

          "CANADIAN REVOLVING COMMITMENT" means, with respect to any Canadian Revolving Lender, the commitment of such Canadian Revolving Lender, in the U.S. Dollar Amount at any time outstanding of up to such Canadian Revolving Lender's Canadian Revolving Commitment Percentage of the Canadian Revolving Committed Amount, (i) to make C$ Prime Loans, Base Rate Loans or Eurodollar Loans in accordance with SECTION 2.01(a)(ii), (ii) to accept and purchase Bankers' Acceptances in accordance with SECTION 2.06, (iii) to purchase Participation Interests in Canadian Swingline Loans in accordance with the provisions of
SECTION 2.01(d)(ii), and (iv) to purchase Participation Interests in Canadian Letters of Credit in accordance with the provisions of SECTION 2.05(e).

          "CANADIAN REVOLVING COMMITMENT PERCENTAGE" means, for each Canadian Revolving Lender, the percentage identified as its Canadian Revolving Commitment Percentage on SCHEDULE 1.01A hereto, as such percentage may be modified in connection with any assignment made in accordance with the provisions of SECTION 10.06(b).

          "CANADIAN REVOLVING COMMITTED AMOUNT" means US$100,000,000 or such lesser or greater amount to which the Canadian Revolving Committed Amount may be adjusted pursuant to SECTION 2.11.

          "CANADIAN REVOLVING CREDIT EXPOSURE" has the meaning set forth in the definition of "REQUIRED CANADIAN REVOLVING LENDERS" contained in this SECTION 1.01.

          "CANADIAN REVOLVING LENDER" means a Lender identified in SCHEDULE 1.01A as having a Canadian Revolving Commitment and each Eligible Assignee which acquires a Canadian Revolving Commitment, Canadian Revolving Loan or Bankers' Acceptance in respect thereof pursuant to SECTION 10.06(b) and their respective successors.

          "CANADIAN REVOLVING LOAN" means a Loan made to the Parent Borrower under SECTION 2.01(a)(ii).

          "CANADIAN REVOLVING OUTSTANDINGS" means at any date the U.S. Dollar Amount of all outstanding Canadian Revolving Loans and Canadian Swingline Loans plus the U.S. Dollar Amount of the undiscounted face amount of all outstanding Bankers' Acceptances plus the U.S. Dollar Amount of all Canadian LC Obligations.

          "CANADIAN SUBSIDIARY" means with respect to any Person each Subsidiary of such Person which is organized under the laws of Canada or any political subdivision, province or territory thereof, and "CANADIAN SUBSIDIARIES" means any two or more of them. The term "Canadian Subsidiary" shall also include any Subsidiaries excluded from the definition of "Foreign Subsidiary" pursuant to the proviso thereto.

          "CANADIAN SUBSIDIARY BORROWER" means any Canadian Subsidiary of the Parent Borrower designated as a Canadian Subsidiary Borrower by the Parent Borrower pursuant to SECTION 2.16 that has not ceased to be a Canadian Subsidiary Borrower pursuant to such Section.

          "CANADIAN SWINGLINE COMMITMENT" means the agreement of the Canadian Swingline Lender to make Loans pursuant to SECTION 2.01(d).

          "CANADIAN SWINGLINE COMMITTED AMOUNT" means US$15,000,000 (or such other amount not in excess of US$15,000,000) as the Parent Borrower and the Canadian Swingline Lender may agree from time to time), as such Canadian Swingline Committed Amount may be reduced pursuant to SECTION 2.11.

          "CANADIAN SWINGLINE LENDER" means National Bank of Canada in its capacity as the Canadian Swingline Lender under SECTION 2.01(d)(ii), and its successor or successors in such capacity.

          "CANADIAN SWINGLINE LOAN" means a C$ Prime Loan or a Base Rate Loan made by the Canadian Swingline Lender pursuant to SECTION 2.01(d)(ii), and "CANADIAN SWINGLINE LOANS" means any two or more of such C$ Prime Loans and/or Base Rate Loans.

          "CANADIAN SWINGLINE TERMINATION DATE" means the earlier of (i) the fifth Business Day prior to the Revolving Termination Date (or, if such day is not a Business Day, the next preceding Business Day) or such earlier date upon which the Canadian Revolving Commitments shall have been terminated in their entirety in accordance with this Agreement and (ii) the date on which the Canadian Swingline Commitment is terminated in its entirety in accordance with this Agreement.

          "CAPITAL LEASE" of any Person means any lease of (or other arrangement conveying the right to use) property (whether real, personal or mixed) by such Person as lessee which would, in accordance with GAAP, be required to be accounted for as a capital lease on the balance sheet of such Person.

          "CAPITAL LEASE OBLIGATIONS" means, with respect to any Person, all obligations of such Person as lessee under Capital Leases, in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

          "CASH COLLATERALIZE" means (i) with respect to Canadian LC Obligations, to pledge and deposit with or deliver to the Canadian Collateral Agent, for the benefit of the Canadian Issuing Lender and the Canadian Revolving Lenders, as collateral for the Canadian LC Obligations cash or Cash Equivalents (denominated in Canadian Dollars, in the case of Canadian Letters of Credit denominated in Canadian Dollars, or in U.S. Dollars, in the case of Canadian Letters of Credit denominated in U.S. Dollars) pursuant to documentation in form and substance satisfactory to the Canadian Administrative

Agent and the Canadian Issuing Lender, (ii) with respect to U.S. LC Obligations, to pledge and deposit with or deliver to the U.S. Collateral Agent, for the benefit of the U.S. Issuing Lender and the U.S. Revolving Lenders, as collateral for the U.S. LC Obligations, cash or Cash Equivalents (denominated in U.S. Dollars) pursuant to documentation in form and substance satisfactory to the Canadian Administrative Agent and the U.S. Issuing Lender, and (iii) with respect to BA Reimbursement Obligations, to pledge and deposit with or deliver to the Canadian Collateral Agent, for the benefit of the Canadian Revolving Lenders as collateral for the BA Reimbursement Obligations, cash or Cash Equivalents (denominated in Canadian Dollars) pursuant to documentation in form and substance satisfactory to the Canadian Administrative Agent.

          "CASH EQUIVALENTS" means any of the following:

               (i) securities issued or directly and fully guaranteed or insured by the United States of America or Canada or any agency or instrumentality thereof (PROVIDED that the full faith and credit of the United States of America or Canada, respectively, is pledged in support thereof) having maturities of not more than three months from the date of acquisition;

               (ii) certificates of deposit of (A) any Lender, (B) any United States or Canadian commercial bank of recognized standing having capital and surplus in excess of US$500,000,000 or the Canadian Dollar Equivalent thereof, or (C) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or R1 [mid] or better by DBRS, or the equivalent thereof (any such bank being an "APPROVED LENDER"), in each case with maturities of not more than 90 days from the date of acquisition;

               (iii) commercial paper and variable or fixed rate notes issued by any Approved Lender (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any United States or Canadian corporation not an Affiliate of the Parent Borrower rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's or R1 [mid] or better by DBRS, or the equivalent thereof, and maturing within three months of the date of acquisition;

               (iv) repurchase agreements with a term of not more than seven days with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of US$500,000,000 or the Canadian Dollar Equivalent thereof for direct obligations issued by or fully guaranteed by the United States of America or Canada in which the Parent Borrower or one or more of its Subsidiaries shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations; and

               (v) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least US$500,000,000 or the Canadian Dollar Equivalent and the portfolios of which are limited to Investments of the character described in the foregoing CLAUSES (i) through
     (iv).

          "CASUALTY" and "CASUALTY EVENT" mean any casualty, loss, damage, destruction or other similar loss with respect to real or personal property or improvements or from business interruption.

          "CASUALTY/CONDEMNATION EVENT OFFER" has the meaning given to it in
SECTION 2.10(c)(ii).

          "CASUALTY INSURANCE POLICY" means any insurance policy maintained by any Group Company covering losses with respect to Casualties.

          "CASUALTY PROCEEDS" means, subject to SECTION 2.10(c)(ii)(A) and (B), the amount by which the aggregate amount of Net Cash Proceeds received by the Parent Borrower or any of its Subsidiaries from a Casualty Event exceeds US$5,000,000. Following any Casualty/Condemnation Event Offer with respect to any Casualty, the amount of Casualty Proceeds shall be reset to zero.

          "CDOR RATE" means, on any date, the average per annum rate of interest applicable to C$ bankers' acceptances for the applicable period appearing on the "Reuters Screen CDOR Page" (as defined in the International Swap Dealer Association, Inc. definitions, as modified and amended from time to time) on such date, of if such date is not a Business Day, then on the immediately preceding Business Day; PROVIDED, HOWEVER, that if no such rate appears on the Reuter's Screen CDOR Page as contemplated, then the CDOR Rate on any date shall be the rate for the term and amount referred to above applicable to C$ bankers' acceptances quoted by the Canadian Administrative Agent as of 10:OO A.M., Montreal, Quebec, Canada time, on such date or, if such date is not a Business Day, then on the immediately preceding Business Day.

          "CHANGE OF CONTROL" means the occurrence of any of the following events:

               (i) the Parent Borrower shall cease to own directly 100% of the Equity Interests of the U.S. Borrower on a fully-diluted basis assuming the conversion and exercise of all outstanding Equity Equivalents (whether or not such securities are then currently convertible or exercisable) or shall cease to be entitled to elect all members of the board of directors (or persons performing similar functions) of the U.S. Borrower; or

               (ii) (A) any "person" or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act) other than the Permitted Holders has become the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), by way of merger, consolidation or otherwise, of 35% or more of the voting power associated with the Equity Interests of the Parent Borrower on a fully-diluted basis assuming the conversion and exercise of all outstanding Equity Equivalents (whether or not such securities are then currently convertible or exercisable) and (B) such person or group is or becomes, directly or indirectly, the beneficial owner of a greater percentage of the voting power associated with the Equity Interests of the Parent Borrower, calculated on a fully-diluted basis as set forth above, than the percentage of the voting power associated with the Equity Interests of the Parent Borrower beneficially owned by the Permitted Holders; or

               (iii) during any period of two consecutive calendar years, individuals who at the beginning of such period constituted the board of directors (or persons performing similar functions) of the Parent Borrower together with any new members of such board of directors whose elections by such board of directors or whose nominations for election by the stockholders of the Parent Borrower was approved by a vote of a majority of the members of such board of directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the directors of the Parent Borrower still in office; or

               (iv) a "change of control" (as defined in the Subordinated Note Indenture or in the Senior Note Indenture) occurs.

          "CLASS" the meaning set forth in SECTION 1.04.

          "CLOSING DATE" means the date on or after the Effective Date when the first Credit Extension occurs in accordance with SECTION 4.01 and SECTION 10.24.

          "CODE" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time.

          "COLLATERAL" means all of the property which is subject or is purported to be subject to the Liens granted by the Collateral Documents.

          "COLLATERAL AGENTS" means, collectively, the Canadian Collateral Agent and the U.S. Collateral Agent and "COLLATERAL AGENT" means either one of them as the case may be.

          "COLLATERAL DOCUMENTS" means, collectively, the U.S. Collateral Documents and the Canadian Collateral Documents, any Additional Collateral Documents, any additional pledges, security agreements, patent, trademark or copyright filings or mortgages required to be delivered pursuant to the Finance Documents and any instruments of assignment, control agreements, lockbox letters or other instruments or agreements executed pursuant to the foregoing.

          "COMMITMENT" means (i) with respect to each Lender, its U.S. Revolving Commitment, Canadian Revolving Commitment, Term A Commitment and/or Term B Commitment, as and to the extent applicable, (ii) with respect to each Issuing Lender, its U.S. LC Commitment and/or its Canadian LC Commitment and (iii) with respect to each Swingline Lender, its U.S. Swingline Commitment and/or its Canadian Swingline Commitment, in each case as set forth on SCHEDULE 1.01A or in the applicable Assignment and Acceptance as its Commitment of the applicable Class, as any such amount may be increased or decreased from time to time pursuant to this Agreement.

          "COMMITMENT FEE" has the meaning set forth in SECTION 2.12(a).

          "CONDEMNATION" and "CONDEMNATION EVENT" means any taking by a Governmental Authority of property or assets, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, by reason of any public improvement or condemnation or in any other manner that permanently displaces the owner of such property or assets.

          "CONDEMNATION AWARD" means all proceeds of any Condemnation or transfer in lieu thereof.

          "CONDEMNATION PROCEEDS" means subject to SECTION 2.10(c)(ii)(A) and
(B), the amount by which the aggregate amount of Net Cash Proceeds received by the Parent Borrower or any of its Subsidiaries from a Condemnation Event exceeds US$5,000,000. Following any Casualty/Condemnation Event Offer with respect to any Condemnation Event, the amount of Condemnation Awards shall be reset to zero.

          "CONSOLIDATED ADJUSTED WORKING CAPITAL" means, at any date, the excess of (i) Consolidated Current Assets (excluding cash and Cash Equivalents classified as such in accordance with GAAP) over (ii) Consolidated Current Liabilities (excluding the current portion of any Consolidated Funded Debt).

          "CONSOLIDATED CAPITAL EXPENDITURES" means, for any period, the aggregate amount of all expenditures (whether paid in cash or other consideration or accrued as a liability) that would, in accordance with GAAP, be included as additions to property, plant and equipment and other capital expenditures of the Parent Borrower and its Consolidated Subsidiaries for such period, as the same are or would be set forth in a consolidated statement of cash flows of the Parent Borrower and its Consolidated Subsidiaries for such period (including the amount of assets leased under any Capital Lease), but excluding (to the extent that they would otherwise be included) any such expenditures made for (1) the acquisitions of prescription files and (2) the replacement or restoration of assets to the extent paid for by any Casualty Insurance Policy or Condemnation Award with respect to the asset or assets being replaced or restored to the extent such expenditures are permitted under the Finance Documents. For avoidance of doubt, the purchase price paid for any Permitted Business Acquisition shall not be deemed to be a Consolidated Capital Expenditure.

          "CONSOLIDATED CASH DIVIDENDS" means, for any period, the aggregate amount of all Restricted Payments paid in cash by the Parent Borrower or by any Subsidiary of the Parent Borrower to any Person other than the Parent Borrower or a Wholly-Owned Subsidiary of the Parent Borrower during such period.

          "CONSOLIDATED CASH INTEREST EXPENSE" means, for any period, Consolidated Interest Expense that has been paid or is payable in cash for such period.

          "CONSOLIDATED CASH TAXES" means, for any period, the aggregate amount of all taxes of the Parent Borrower and its Consolidated Subsidiaries for such period to the extent the same are paid or are payable in cash by the Parent Borrower or any Consolidated Subsidiary of the Parent Borrower during such period; PROVIDED that Consolidated Cash Taxes for any period of four fiscal quarters ending on the last day of the first, second or third fiscal quarters of the Parent Borrower first ending after the Closing Date shall be deemed equal to the product of (i) Consolidated Cash Taxes computed in accordance with the requirements of this definition for such one, two or three quarter period multiplied by (ii) a fraction, the numerator of which is four and the denominator of which is the number of such fiscal quarters ended after the Closing Date.

          "CONSOLIDATED CURRENT ASSETS" means, at any date, the consolidated current assets of the Parent Borrower and its Consolidated Subsidiaries determined as of such date.

          "CONSOLIDATED CURRENT LIABILITIES" means, at any date, the consolidated current liabilities of the Parent Borrower and its Consolidated Subsidiaries determined as of such date.

          "CONSOLIDATED DEBT" means at any date the Debt of the Parent Borrower and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

          "CONSOLIDATED EBITDA" means, for any period, the sum of (i) Consolidated Net Income for such period (excluding therefrom any extraordinary items of gain or loss) plus (ii) without duplication, those amounts which, in the determination of Consolidated Net Income for such period, have been deducted for (A) Consolidated Interest Expense, (B) provisions for Federal, state, provincial, local and foreign income, value added and similar taxes, (C) depreciation, amortization (including, without limitation, amortization of goodwill and other intangible assets), impairment of goodwill and other non-cash charges or expenses (excluding any such non-cash charge or expense to the extent that it represents amortization of a prepaid cash expense that was paid in a prior period or an accrual of, or a reserve for, cash charges, expenses or payments in any future period), (D) one-time purchase accounting adjustments in the amount of any increase in the balance sheet value of inventory held by the Parent Borrower or any Consolidated Subsidiary as of the Closing Date by reason of Section 1581 of the Canadian Institute of

Chartered Accountants Handbook during the period ending on the first anniversary of the Closing Date, (E) Transaction related expenditures incurred and paid within the 12-month period after the Closing in an amount not to exceed US$130,000,000 (all of the foregoing determined in accordance with GAAP), (F) cash charges taken in connection with the integration of the Acquisition and related matters within the 24-month period after the Closing in an amount for all such charges not to exceed US$20,000,000 in the aggregate or (G) fees and expenses incurred by the Parent Borrower in connection with any refinancing of the Senior Notes or the Subordinated Notes minus (iii) any amount which, in the determination of Consolidated Net Income for such period, has been added for (A) interest income and (B) any non-cash income (except for any accrual of cash income in respect of a future period) or non-cash gains, all as determined in accordance with GAAP; PROVIDED that (x) Consolidated EBITDA for any fiscal period ending prior to the Closing Date which is identified on SCHEDULE 1.01B hereto shall be deemed to equal the amount set forth on SCHEDULE 1.01B opposite such period and (y) Consolidated EBITDA for each of the fiscal quarters of the Parent Borrower ending November 30, 2004 and February 28, 2005, respectively, shall be increased by the amount of the CVS Overhead Add-back. For purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters (each, a "REFERENCE PERIOD") pursuant to any determination of the Leverage Ratio and the Fixed Charge Coverage Ratio, if during such Reference Period (or in the case of pro-forma calculations, during the period from the last day of such Reference Period to and including the date as of which such calculation is made) any Group Company shall have made an Asset Disposition or a Permitted Business Acquisition, Consolidated EBITDA for such Reference Period shall be calculated after giving effect thereto on a Pro-Forma Basis, giving effect to projected cost savings permitted or required by Regulations S-K or S-X under the Securities Act or otherwise agreed to by the Administrative Agents in their sole discretion.

          "CONSOLIDATED FIXED CHARGES" means, for any period, the sum of (i) Consolidated Interest Expense for such period plus (ii) Consolidated Scheduled Debt Payments for such period plus (iii) Consolidated Cash Taxes for such period plus (iv) Consolidated Cash Dividends for such period.

          "CONSOLIDATED FUNDED DEBT" means, at any date, the Funded Debt of the Parent Borrower and its Consolidated Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP.

          "CONSOLIDATED INTEREST EXPENSE" means, for any period, the total interest expense, whether paid or accrued and whether or not capitalized (including, without limitation, amortization of debt issuance costs and original issue discount, interest capitalized during construction, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments under Capital Leases and the implied interest component of Synthetic Leases and Permitted Securitization Transactions (regardless of whether accounted for as interest expense under GAAP), all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptances and net costs in respect of Derivatives Obligations constituting interest rate swaps, collars, caps or other arrangements requiring payments contingent upon interest rates of the Parent Borrower and its Consolidated Subsidiaries) in each case determined on a consolidated basis for such period.

          "CONSOLIDATED NET INCOME" means, for any period, the net income (or net loss) after taxes of the Parent Borrower and its Consolidated Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; PROVIDED that there shall be excluded from the calculation of Consolidated Net Income for any period (i) the income (or loss) of any Person in which any other Person (other than the Parent Borrower or any of its Wholly-Owned Consolidated Subsidiaries) has an ownership interest, except to the extent that any such income is actually received in cash by the Parent Borrower or such Wholly-Owned Consolidated Subsidiary in the form of Restricted Payments during such period,
(ii) the income (or loss) of any Person accrued prior to the date it becomes a Consolidated Subsidiary of the Parent Borrower or is merged with or into or consolidated with the Parent Borrower or any of its

Consolidated Subsidiaries or that Person's assets are acquired by the Parent Borrower or any of its Consolidated Subsidiaries, except as provided in the definitions of "Consolidated EBITDA" and "Pro-Forma Basis" herein, (iii) the income of any Subsidiary of the Parent Borrower to the extent that the declaration or payment of Restricted Payments or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree or Law applicable to that Subsidiary, (iv) whether or not required to be included by GAAP, the income (or loss) attributable to any Canadian drugstore franchisee in which the Parent Borrower does not own or control more than 50% of the voting power associated with the Equity Interests of such franchisee, (v) the cumulative effect of a change in accounting principles, and (vi) any gain or loss arising from foreign currency fluctuations on foreign currency denominated Debt.

          "CONSOLIDATED NET TANGIBLE ASSETS" means, at any date, Consolidated Total Assets less all intangible assets of the Parent Borrower and its Consolidated Subsidiaries determined as of such date.

          "CONSOLIDATED SCHEDULED DEBT PAYMENTS" means, for any period, the sum of all scheduled payments of principal on Loans and all other Consolidated Funded Debt (including, without limitation, the principal component of Capital Lease Obligations, Purchase Money Debt and Synthetic Lease Obligations (regardless of whether accounted for as indebtedness under GAAP) paid or payable during such period), but excluding payments due on Revolving Loans and Swingline Loans during such period; PROVIDED that Consolidated Scheduled Debt Payments for any period shall not include voluntary prepayments of Consolidated Funded Debt, mandatory prepayments of the Term A Loans and Term B Loans pursuant to SECTION 2.10(b) or other mandatory prepayments (other than by virtue of scheduled amortization) of Consolidated Funded Debt (but Consolidated Scheduled Debt Payments for a period shall be adjusted to reflect the effect on scheduled payments of principal for such period of the application of any mandatory prepayments of Consolidated Funded Debt during or preceding such period).

          "CONSOLIDATED SUBSIDIARY" means, with respect to any Person at any date, any Subsidiary of such Person or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date in accordance with GAAP.

          "CONSOLIDATED TOTAL ASSETS" means, at any date, the total consolidated assets of the Parent Borrower and its Consolidated Subsidiaries determined as of such date.

          "CREDIT EXPOSURE" has the meaning set forth in the definition of "REQUIRED LENDERS" in this SECTION 1.01.

          "CREDIT EXTENSION" means a Borrowing, the issuance, acceptance and purchase of a Bankers' Acceptance or the issuance, renewal or extension of a Letter of Credit.

          "CREDIT PARTY" means each of the Parent Borrower, the U.S. Borrower and each Subsidiary Guarantor, and "CREDIT PARTIES" means any combination of the foregoing.

          "CURRENCY CALCULATION DATE" means (i) the first Business Day of each calendar quarter (or such other day in any calendar quarter as may be selected by the Canadian Administrative Agent (each, an "OPTIONAL CALCULATION DATE")),
(ii) in respect of any Letter of Credit denominated in a currency other than U.S. Dollars, (A) the date of issuance of such Letter of Credit, (B) the first Business Day of each calendar month during any period that such Letter of Credit remains outstanding and (C) any date on which the relevant Borrower's obligation to repay LC Disbursements in respect of such Letter of Credit is automatically converted into U.S. Dollars pursuant to the terms of this Agreement and (iii) in respect of any Bankers' Acceptance, (A) the date of issuance of such Bankers' Acceptance and (B) the first

Business Day of each calendar month during any period that such Bankers' Acceptance remains outstanding.

          "CVS OVERHEAD ADD-BACK" means (a) for the fiscal quarter of the Parent Borrower ending November 30, 2004, US$13,875,000 and (b) for the fiscal quarter of the Parent Borrower ending February 28, 2005, US$9,250,000.

          "DBRS" means Dominion Bond Ratings Service Limited, and its successors or, absent any such successors, such nationally recognized statistical rating organization in Canada as the Parent Borrower and the Administrative Agents may select.

          "DEBT" of any Person means at any date, without duplication, (i) all obligations of the subject Person for borrowed money, (ii) all obligations of the subject Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of the subject Person under conditional sale or other title retention agreements relating to property purchased by the subject Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (iv) all obligations, other than intercompany items, of the subject Person to pay the deferred purchase price of property or services (other than trade accounts payable and accrued expenses arising in the ordinary course of business and due within six months of the incurrence thereof), (v) the Attributable Debt of the subject Person in respect of Capital Lease Obligations and Synthetic Lease Obligations (regardless of whether accounted for as indebtedness under GAAP), (vi) all obligations of the subject Person to purchase securities or other property which arise out of or in connection with the sale of the same or substantially similar securities or property, (vii) all non-contingent obligations (and, for purposes of SECTION
7.01 and SECTION 8.01(e), all contingent obligations) of the subject Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit, bankers' acceptance or similar instrument, (viii) all obligations of others secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) a Lien on, or payable out of the proceeds of production from, any property or asset of such Person, whether or not such obligation is assumed by the subject Person; PROVIDED that the amount of any Debt of others that constitutes Debt of the subject Person solely by reason of this CLAUSE (viii) shall not for purposes of this Agreement exceed the greater of the book value or the fair market value of the properties or assets subject to such Lien, (ix) all Guaranty Obligations of the subject Person, (x) all Debt Equivalents of the subject Person, (xi) for purposes of SECTIONS 7.01 and 8.01(e) only, all Derivatives Obligations (which may be positive or negative) of the subject Person (determined at their then respective Derivatives Termination Values) and (xii) the Debt of another Person (including any partnership in which the subject Person is a general partner and any unincorporated joint venture in which the subject Person is a joint venturer) to the extent the subject Person would be liable therefor under applicable law or any agreement or instrument by virtue of the subject Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Debt provide that the subject Person shall not be liable therefor; PROVIDED that (i) Debt shall not include (A) deferred compensation arrangements, (B) earn-out obligations until matured or earned, (C) non-compete or consulting obligations incurred in connection with Permitted Business Acquisitions, or (D) other than for purposes of SECTIONS 7.01 and 8.01(e), the Franchisee Buy-Back Arrangements and Franchisee Guaranty Obligations to the extent permitted by
SECTION 7.01(x), and (ii) the amount of any Limited Recourse Debt of the subject Person shall be equal to the aggregate principal amount of such Limited Recourse Debt for which the subject Person provides credit support of any kind (including any undertaking agreement or instrument that would constitute Debt) or is directly or indirectly liable as a guarantor or otherwise.

          "DEBT EQUIVALENTS" of any Person means (i) any Equity Interest of such Person which by its terms (or by the terms of any security for which it is convertible or for which it is exchangeable or exercisable), or upon the happening of any event or otherwise (including an event which would constitute a Change of Control), (A) matures or is mandatorily redeemable or subject to any mandatory repurchase requirement, pursuant to a sinking fund or otherwise, (B) is convertible into or exchangeable for Debt or Debt Equivalents or (C) is redeemable or subject to any repurchase requirement arising at the option of the holder thereof, in whole or in part, on or prior to the first anniversary of the latest of the Revolving Termination Date, the Term A Maturity Date or the Term B Maturity Date and (ii) if such Person is a Subsidiary of the Parent Borrower, any Preferred Stock of such Person.

          "DEBT ISSUANCE" means the issuance by any Group Company of any Debt.

          "DEFAULT" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

          "DEFAULTING LENDER" means at any time any Lender that, within one Business Day of when due, (i) has failed to make a Loan, purchase a Participation Interest in a Swingline Loan or an LC Obligation or accept or purchase a Bankers' Acceptance required pursuant to the terms of this Agreement,
(ii) other than as set forth in CLAUSE (i) above, has failed to pay to any Administrative Agent, any Collateral Agent or any Lender an amount owed by such Lender pursuant to the terms of the Agreement or any other Senior Finance Document unless such amount is subject to a good faith dispute or (iii) has been deemed insolvent or has become subject to a receivership or insolvency event.

          "DERIVATIVES AGREEMENT" means (i) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement and (ii) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement.

          "DERIVATIVES CREDITOR" means any Lender or any Affiliate of any Lender from time to time party to one or more Derivatives Agreements permitted hereunder with a Credit Party (even if any such Lender for any reason ceases after the execution of such agreement to be a Lender hereunder), and its successors and assigns, and "DERIVATIVES CREDITORS" means any two or more of them, collectively.

          "DERIVATIVES OBLIGATIONS" of any Person means all obligations (including, without limitation, any amounts which accrue after the commencement of any bankruptcy or insolvency proceeding with respect to such Person, whether or not allowed or allowable as a claim under any bankruptcy or insolvency proceeding) of such Person in respect of any Derivatives Agreement, excluding any amounts which such Person is entitled to set-off against its obligations under applicable Law or the terms of such Derivative Agreement.

          "DERIVATIVES TERMINATION VALUE" means, at any date and in respect of any one or more Derivatives Agreements, after taking into account the effect of any legally enforceable netting agreements relating to such Derivatives Agreements, (i) for any date on or after the date such Derivatives Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (ii) for any date prior to the date referenced in CLAUSE (i), the amount(s) determined as the

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mark-to-market value(s) for such Derivatives Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Derivatives Agreements (which may include any Lender).

          "DISINTERESTED DIRECTOR" means with respect to any transaction or series of related transactions, a member of the board of directors of the Parent Borrower who does not have any material direct or indirect financial interest in or with respect to such transaction or series of related transactions.

          "DRAFT" means a blank bill of exchange (or note, as the case may be), within the meaning of the Bills of Exchange Act (Canada), or a depository bill (or note, as the case may be), within the meaning of the Depository Bills and Notes Act (Canada), in each case drawn (or made) by the Parent Borrower on (or in favor of) a Canadian Revolving Lender, denominated in Canadian Dollars and bearing such distinguishing letters and numbers as such Canadian Revolving Lender may determine, but which at such time, except as otherwise provided herein, has not been completed or accepted by such Canadian Revolving Lender.

          "EFFECTIVE DATE" means the date this Agreement becomes effective in accordance with SECTION 10.18.

          "ELIGIBLE ASSIGNEE" means (i) any Lender, (ii) any Affiliate of a Lender, (iii) any Approved Fund and (iv) any other commercial bank, finance company, insurance company or other financial institution or fund (other than a natural Person) approved by (A) in the case of any assignment of a Term B Loan, or a Term B Commitment, the Term B Administrative Agent or, in the case of any assignment of a U.S. Revolving Loan, U.S. Revolving Commitment, Canadian Revolving Loan, Canadian Revolving Commitment, Banker's Acceptance, Term A Loan, or a Term A Commitment, the Canadian Administrative Agent, (B) in the case of any assignment of any Revolving Loan or Revolving Commitment (1) the U.S. Issuing Lender and the U.S. Swingline Lender (in the case of any assignment of a U.S. Revolving Loan or U.S. Revolving Commitment), or (2) the Canadian Issuing Lender and the Canadian Swingline Lender (in the case of any assignment of a Canadian Revolving Loan or a Canadian Revolving Commitment), and (C) unless (x) the assignment is being made to such person by an Agent, Initial Lender or any of their respective Affiliates, on or prior to the Syndication Date or (y) a Default or Event of Default has occurred and is continuing at the time any assignment is effected pursuant to SECTION 10.06(b), the Parent Borrower (each such approval not to be unreasonably withheld, conditioned or delayed and any such approval required of the Parent Borrower to be deemed given by the Parent Borrower if no objection from the Parent Borrower is received by the assigning Lender and the relevant Administrative Agent within two Business Days after notice of such proposed assignment has been provided by the assigning Lender to the Parent Borrower); PROVIDED, HOWEVER, that (i) if Deutsche Bank Trust Company Americas or National Bank of Canada or one or more of their respective Affiliates is an Issuing Lender, any assignment of a Revolving Commitment (including any assignment to a Lender, an Affiliate of a Lender or an Approved
Fund) shall require their respective consent, (ii) the Parent Borrower and its Affiliates shall not qualify as Eligible Assignees, (iii) no assignment of Canadian Revolving Loans, Canadian Revolving Commitments, Term A Loans or Term A Commitments may be made to a Person unless that Person (x) in the case of assignment of Canadian Revolving Loans or Canadian Revolving Commitments, both has the ability to make Loans in Canadian Dollars and is a Canadian Resident and
(y) in the case of assignment of Term A Loans or Term A Commitments, is a Canadian Resident, and (iv) no Person shall be an Eligible Assignee if such Person appears on the list of Specially Designated Nationals and Blocked Persons prepared by the U.S. Treasury Department's Office of Foreign Assets Control or the purchase by such Person of an assignment or the performance by any Agent of its duties under the Senior Finance Documents with respect to such Person violates or would violate any Anti-Terrorism Law.

          "EMPLOYEE BENEFIT ARRANGEMENTS" means in any jurisdiction the benefit schemes or arrangements in respect of any employees or past employees operated by any Group Company or in which any Group Company participates and which provide benefits on retirement, ill-health, injury, death or voluntary withdrawal from or termination of employment, including termination indemnity payments and life assurance and post-retirement medical benefits other than Plans.

          "ENVIRONMENTAL LAWS" means any international, foreign, Federal, state, provincial or local statute, treaty, rule, regulation, ordinance, or code of any Governmental Authority relating to the environment, including the protection of natural resources, response to the release or threatened release of any Hazardous Material into the environment and health and safety matters.

          "ENVIRONMENTAL LIABILITY" means any liability, contingent or otherwise (including any liability for damages, costs of remediation, fines, penalties or indemnities), of any Group Company directly or indirectly resulting from or based on (i) violation of any Environmental Law, (ii) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Material, (iii) exposure to any Hazardous Material, (iv) the release or threatened release, presence or migration of any Hazardous Material into the environment or (v) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

          "EQUITY EQUIVALENTS" means with respect to any Person any rights, warrants, options, convertible securities, exchangeable securities, indebtedness or other rights, in each case exercisable for or convertible or exchangeable into, directly or indirectly, Equity Interests of such Person or securities exercisable for or convertible or exchangeable into Equity Interests of such Person, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

          "EQUITY INTERESTS" means all shares of capital stock, partnership interests (whether general or limited), limited liability company membership interests, beneficial interests in a trust and any other interest or participation that confers on a Person the right to receive a share of profits or losses, or distributions of assets, of an issuing Person, but excluding any debt securities convertible into such Equity Interests.

          "EQUITY ISSUANCE" means (i) any sale or issuance by any Group Company to any Person other than the Parent Borrower or a Subsidiary of the Parent Borrower of any Equity Interests or any Equity Equivalents (other than any such Equity Equivalents that constitute Debt) and (ii) the receipt by any Group Company of any cash capital contributions, whether or not paid in connection with any issuance of Equity Interests of any Group Company, from any Person other than the Parent Borrower or a Subsidiary of the Parent Borrower.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any rule or regulation issued thereunder.

          "ERISA AFFILIATE" means each business or entity which is a member of a "controlled group of corporations", under "common control" or an "affiliated service group" with a Group Company within the meaning of Section 414(b), (c) or
(m) of the Code, or required to be aggregated with a Group Company under Section 414(o) of the Code or is under "common control" with a Group Company, within the meaning of Section 4001(a)(14) of ERISA.

          "ERISA EVENT" means:

               (i) a reportable event as defined in Section 4043 of ERISA and the regulations issued under such Section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation has waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event;

               (ii) the requirements of Section 4043(b) of ERISA apply with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of any Plan, and an event described in paragraph (9), (10), (11),
     (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days;

               (iii)  the failure to meet the minimum funding standard of
     Section 412 of the Code with respect to any Plan (whether or not waived in accordance with Section 412(d) of the Code), the application for a minimum funding waiver under Section 303 of ERISA with respect to any Plan, the failure to make by its due date a required installment under Section 412(m) of the Code with respect to any Plan or the failure to make any required contribution to a Multiemployer Plan;

               (iv) the incurrence of any material liability by a Group Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), or the occurrence or existence of any event, transaction or condition that could reasonably be expected to result in the incurrence of any such material liability by a Group Company or any ERISA Affiliate, or in the imposition of any lien on any of the rights, properties or assets of a Group Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions of the Code or to Section 401(a)(29) or 412 of the Code;

               (v) the provision by the administrator of any Plan of a notice pursuant to Section 4041(a)(2) of ERISA by the PBGC (or the reasonable expectation of such provision of notice) of intent to terminate such Plan in a distress termination described in Section 4041(c) of ERISA, the institution by the PBGC of proceedings to terminate any Plan or the occurrence of any event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee by the PBGC to administer, any Plan;

               (vi) the withdrawal of a Group Company or ERISA Affiliate in a complete or partial withdrawal (within the meaning of Section 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by a Group Company or ERISA Affiliate of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA;

               (vii) the imposition of liability (or the reasonable expectation thereof) on a Group Company or ERISA Affiliate pursuant to Section 4062, 4063, 4064 or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA;

               (viii) the assertion of a material claim (other than routine claims for benefits) against any Plan other than a Multiemployer Plan or the assets thereof, or against a Group Company or ERISA Affiliate in connection with any Plan;

               (ix) the receipt from the United States Internal Revenue Service of notice of the failure of any Plan (or any other Employee Benefit Arrangement intended to be qualified under Section 401(a) of the Code) to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Plan to qualify for exemption from taxation under
     Section 501(a) of the Code, and, with respect to Multiemployer Plans, notice thereof to any Group Company; and

               (x) the establishment or amendment by a Group Company or ERISA Affiliate of any Welfare Plan that provides post-employment welfare benefits in a manner that would materially increase the liability of a Group Company as reflected on the consolidated balance sheet of the Parent Borrower and its Consolidated Subsidiaries.

          "EURODOLLAR LOAN" means at any date a U.S. Dollar-Denominated Loan which bears interest at a Eurodollar Rate.

          "EURODOLLAR RATE" means, for any Eurodollar Loan for the Interest Period applicable thereto:

               (i) the rate per annum equal to the rate determined by the relevant Administrative Agent to be the offered rate (rounded upwards to the next 1/16th of 1%) that appears on the page 3750 of the Telerate screen (or any successor thereto) for deposits in U.S. Dollars (for delivery on the first day of such Interest Period) for a period of time comparable to such Interest Period, determined as of approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period; or

               (ii) if the rate referred to in CLAUSE (i) above does not appear on such Telerate page or service or such page or service shall cease to be available, the rate per annum equal to the rate determined by the relevant Administrative Agent to be the offered rate on such other page or service that displays an average British Bankers Association Interest Settlement Rate for deposits in U.S. Dollars (for delivery on the first day of such Interest Period) for a period of time comparable to such Interest Period, determined as of approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period; or

               (iii)  if the rates referenced in the preceding CLAUSES (i) and
     (ii) are not available, the rate per annum determined by the relevant Administrative Agent as the rate of interest (rounded upwards to the next 1/16th of 1%) at which deposits in U.S. Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Loan being made, continued or converted by the relevant Administrative Agent, and with a term equivalent to such Interest Period as would be offered by the relevant Administrative Agent's London branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period.

          "EURODOLLAR RESERVE PERCENTAGE" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any other entity succeeding to the functions currently performed thereby) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion U.S. Dollars in respect of "Eurodollar liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Lender to United States residents), whether or not a Lender has any Eurodollar liabilities subject to such reserve requirement at that time. Eurodollar Loans shall be deemed to constitute Eurodollar liabilities and as such shall be deemed subject to reserve requirements without benefits of credits for prorations, exceptions or offsets that may be available from time to time to a Lender. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

          "EVENT OF DEFAULT" has the meaning set forth in SECTION 8.01.

          "EXCESS CASH FLOW" means for any period an amount equal to (i) Consolidated EBITDA for such period plus (ii) all cash extraordinary gains, if any, during such period (whether or not accrued in such period), all business interruption insurance proceeds, if any, and (without duplication) cash gains attributable to Asset Dispositions out of the ordinary course of business, if any, of the Parent Borrower and its Consolidated Subsidiaries during such period to the extent not otherwise included in Consolidated EBITDA for such period and not required to be utilized in connection with a repayment or prepayment of the Loans made or to be made pursuant to SECTION 2.10(b)(iv) or permitted to be reinvested pursuant to SECTION 2.10(c), plus (iii) the decrease, if any, in Consolidated Adjusted Working Capital from the first day to the last day of such period, plus (iv) the net increase in deferred tax accounts from the first day to the last day of such period, minus (v) the amount, if any, which, in the determination of Consolidated Net Income for such period, has been included in respect of income or gain from Asset Dispositions of the Parent Borrower and its Consolidated Subsidiaries to the extent utilized to repay or prepay Loans pursuant to SECTION 2.10(b)(v), minus (vi) the aggregate amount (without duplication and in each case except to the extent paid, directly or indirectly, with proceeds of any Equity Issuance or Debt Issuance (other than Revolving Loans or Swingline Loans) by any Group Company) of (A) cash payments during such period in respect of Consolidated Capital Expenditures allowed under SECTION 7.14, (B) cash payments during such period in respect of Permitted Business Acquisitions allowed under SECTION 7.06(a)(xiv), (C) optional prepayments of the Term A Loans and Term B Loans, (D) repayments or prepayments of the Revolving Loans and Swingline Loans to the extent the Revolving Commitments and the Swingline Commitments are permanently reduced at the time of such payment, (E) Consolidated Scheduled Debt Payments actually paid by the Parent Borrower and its Consolidated Subsidiaries during such period, (F) Consolidated Cash Interest Expense actually paid by the Parent Borrower and its Consolidated Subsidiaries during such period, (G) Consolidated Cash Taxes actually paid by the Parent Borrower during such period, (H) the aggregate amount of all Restricted Payments allowed under SECTIONS 7.07(ii) (to the extent paid to a Person other than the Parent Borrower or a Subsidiary thereof) and 7.07(iii) actually paid in cash during such period, and (I) Transaction related expenditures described on
SCHEDULE 1.01B and actually paid in cash by the Parent Borrower and its Consolidated Subsidiaries during such period, in each case to the extent added to Consolidated Net Income in the determination of Consolidated EBITDA for such period, minus (vii) all cash extraordinary losses, if any, during such period (whether or not accrued in such period), minus (viii) the increase, if any, in Consolidated Adjusted Working Capital from the first day to the last day of such period, minus (ix) the net decrease in deferred tax accounts from the first day to the last day of such period.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "EXCHANGE RATE" means on any day, (a) with respect to Canadian Dollars, for purposes of any provision of this Agreement requiring or permitting the conversion of Loans denominated in Canadian Dollars to U.S. Dollar-Denominated Loans or LC Obligations denominated in Canadian Dollars or BA Reimbursement Obligations into U.S. Dollars, the rate at which such currency may be exchanged into U.S. Dollars (or for purposes of any provision of this Agreement requiring or permitting the conversion of U.S. Dollar-Denominated Loans into Loans denominated in Canadian Dollars or LC Obligations denominated in U.S. Dollars into Canadian Dollars, the rate at which U.S. Dollars may be exchanged into Canadian Dollars), which shall be the quoted noon mid-market spot rate of exchange of the Bank of Canada on the Business Day immediately preceding such date for the conversion of U.S. Dollars; PROVIDED that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Canadian Administrative Agent may use any method it deems reasonably appropriate to determine such rate, and such determination shall be presumed correct absent manifest error and (b) with respect to any Agreed Foreign Currency, for purposes of any provision of this Agreement requiring or permitting the conversion of LC Obligations denominated in such Agreed Foreign Currency into U.S. Dollars or Canadian Dollars, as the case may be, the rate at which such currency may be exchanged into

U.S. Dollars or Canadian Dollars, as the case may be, which shall be the mid-market spot rate of exchange announced or quoted by the Canadian Administrative Agent in the relevant market at or around noon on the Business Day immediately preceding such date for the conversion of such currency; PROVIDED that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Canadian Administrative Agent may use any method it deems reasonably appropriate to determine such rate, and such determination shall be presumed correct absent manifest error.

          "EXCLUDED ASSET DISPOSITION" means an Asset Disposition permitted pursuant to any one or more of CLAUSES (i) through (vi) and (viii) through (x) of SECTION 7.05.

          "EXCLUDED EQUITY ISSUANCE" means any of the following: (i) any issuance by any Subsidiary of the Parent Borrower of its Equity Interests to the Parent Borrower or any other Wholly-Owned Subsidiary of the Parent Borrower,
(ii) the receipt by any Subsidiary of the Parent Borrower of a capital contribution from the Parent Borrower or a Subsidiary of the Parent Borrower and
(iii) any Qualifying Equity Issuance by the Parent Borrower and (iv) any issuance of Equity Interests to qualify directors where required by applicable Law or to satisfy other requirements of applicable Law with respect to the ownership of Equity Interests of Foreign Subsidiaries.

          "EXCLUDED TAXES" means with respect to any Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder, (i) income or franchise taxes imposed on (or measured by) its net income by any jurisdiction under the laws of which such Agent, such Lender or such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its Applicable Lending Office is located, (ii) any branch profits taxes imposed by the United States or Canada (or any province thereof) or any similar tax imposed by any other jurisdiction described in clause (i) above, (iii) capital taxes imposed on (or measured by) taxable capital imposed by Canada or any province thereof and (iv) only in the case of either a Canadian Resident described in clause (b) of the definition of "Canadian Resident" (i.e., an authorized foreign bank) or a non-resident of Canada for purposes of the Income Tax Act (Canada), which in either case, has rendered services pursuant to this Agreement from an establishment in Canada, withholding that is required to be imposed on any fees paid to such Person for such services pursuant to Section 105 of the regulations to the Income Tax Act (Canada) or Section 1015R8 of the regulations to the Taxation Act (Quebec).

          "EXISTING CANADIAN LETTERS OF CREDIT" means the letters of credit denominated in Canadian Dollars issued before the Closing Date and described by date of issuance, letter of credit number, undrawn amount, name of beneficiary and date of expiry on SCHEDULE 2.05 hereto, and "EXISTING CANADIAN LETTER OF CREDIT" means any one of them.

          "EXISTING DEBT" has the meaning set forth in SECTION 7.01(i).

          "EXISTING LETTERS OF CREDIT" means, collectively, Existing Canadian Letters of Credit and Existing U.S. Letters of Credit, and "EXISTING LETTER OF CREDIT" means any one of them.

          "EXISTING U.S. LETTERS OF CREDIT" means the letters of credit denominated in U.S. Dollars issued before the Closing Date and described by date of issuance, letter of credit number, undrawn amount, name of beneficiary and date of expiry on SCHEDULE 2.05 hereto, and "EXISTING U.S. LETTER OF CREDIT" means any one of them.

          "FAILED LOAN" has the meaning set forth in SECTION 2.03(e).

          "FEDERAL FUNDS RATE" means for any day the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; PROVIDED that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the relevant Administrative Agent on such day on such transactions as determined by the relevant Administrative Agent.

          "FINANCE DOCUMENT" means each Senior Finance Document and each Derivatives Agreement between one or more Credit Parties and a Derivatives Creditor evidencing Derivatives Obligations permitted hereunder, and "FINANCE DOCUMENTS" means all of them, collectively.

          "FINANCE OBLIGATIONS" means, at any date, (i) all Senior Obligations and (ii) all Derivatives Obligations of a Credit Party permitted hereunder owed or owing to any Derivatives Creditor, in each case whether now or hereafter due, owing or incurred in any manner, whether actual or contingent, whether incurred solely or jointly with any other Person and whether as principal or surety (and including all liabilities in connection with any notes, bills or other instruments accepted by any Finance Party in connection therewith), together in each case with all renewals, modifications, consolidations or extensions thereof.

          "FINANCE PARTY" means each Lender, each Swingline Lender, each Issuing Lender, each Derivatives Creditor, each Agent and each Indemnitee and their respective successors and assigns, and "FINANCE PARTIES" means any two or more of them, collectively.

          "FIXED CHARGE COVERAGE RATIO" means, for any period, the ratio, calculated on a Pro-Forma Basis, of (i) Consolidated EBITDA less the aggregate amount of Consolidated Capital Expenditures for such period (exclusive of the portion thereof financed with the Net Cash Proceeds of Equity Issuances and/or Asset Dispositions made during such period to the extent such Net Cash Proceeds are not required to be applied to repay Loans pursuant to SECTION 2.10(b) or
(c)) to (ii) Consolidated Fixed Charges for such period.

          "FOREIGN CURRENCY LC EXPOSURE" means a Canadian Foreign Currency LC Exposure or a U.S. Foreign Currency LC Exposure.

          "FOREIGN CURRENCY LETTER OF CREDIT" means a Canadian Foreign Currency Letter of Credit or a U.S. Foreign Currency Letter of Credit, and "FOREIGN CURRENCY LETTERS OF CREDIT" means any combination of the foregoing.

          "FOREIGN SUBSIDIARY" means, with respect to any Person, any Subsidiary of such Person that is not a U.S. Subsidiary of such Person; PROVIDED that no Subsidiary of the Parent Borrower that is not also a Subsidiary of the U.S. Borrower shall be deemed to be a Foreign Subsidiary.

          "FRANCHISEE BUY-BACK ARRANGEMENTS" means inventory, furniture, fixtures and equipment buy-back arrangements entered into in the ordinary course of the Parent Borrower's business in favor of the lenders of the Canadian drugstore franchisees of the Parent Borrower.

          "FRANCHISEE BUY-BACK LIMIT" means (x) for the fiscal year 2005 of the Parent Borrower, US$130,000,000, (y) for the fiscal year 2006 of the Parent Borrower, US$150,000,000 and (z) thereafter, US$l75,000,000.

          "FRANCHISEE GUARANTY OBLIGATIONS" means the obligation of the Parent Borrower entered into in the ordinary course of the Parent Borrower's business to guarantee the obligations of any of its Canadian drugstore franchisees.

          "FRANCHISEE GUARANTY LIMIT" means (x) for the fiscal year 2005 of the Parent Borrower, US$20,000,000, (y) for the fiscal year 2006 of the Parent Borrower, US$22,500,000 and (z) thereafter, US$25,000,000.

          "FUNDED DEBT" means, with respect to any Person, all Debt of such Person (including, in respect of the Credit Parties, the Senior Obligations) that by its terms matures more than one year after the date of its creation or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year after such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during any period (which may be more or less than one year after such date), including, without limitation, all amounts of Funded Debt of such Person required to be paid or prepaid within one year after the date of determination.

          "GAAP" means, at any time, generally accepted accounting principles as then in effect in Canada, applied on a basis consistent (except for changes with which the Parent Borrower's independent public accountants have concurred) with the most recent audited consolidated financial statements of the Parent Borrower and its Consolidated Subsidiaries previously delivered to the Lenders.

          "GLOBAL TRANSACTION COORDINATOR" means Merrill Lynch, Pierce, Fenner & Smith Incorporated as global transaction coordinator, and its successor or successors in such capacity.

          "GOVERNMENT ACTS" has the meaning set forth in SECTION 2.05(q)(i).

          "GOVERNMENTAL AUTHORITY" means any international, Federal, state, local, provincial or foreign government, authority, agency, central bank, quasi-governmental or regulatory authority, court or other body or entity, and any arbitrator with authority to bind a party at Law.

          "GROUP COMPANY" means any of the Parent Borrower, the U.S. Borrower or their respective Subsidiaries (regardless of whether or not consolidated with the Parent Borrower for purposes of GAAP), and "GROUP COMPANIES" means all of them, collectively.

          "GROUP OF LOANS" means, at any time, a group of Loans of a particular Class consisting of (i) all Loans which are Base Rate Loans at such time, (ii) all Loans which are C$ Prime Loans at such time or (iii) all Loans which are Eurodollar Loans having the same Interest Period at such time; PROVIDED that, if a Loan of any particular Lender is converted to or made as a Base Rate Loan pursuant to ARTICLE III, such Loan shall be included in the same Group or Group of Loans from time to time as it would have been had it not been so converted or made.

          "GUARANTY" means a Guaranty, substantially in the form of EXHIBIT E hereto, by the Parent Borrower, the U.S. Borrower and all other Subsidiaries of the Parent Borrower in favor of the Administrative Agents for the benefit of the Finance Parties, as the same may be amended, modified or supplemented from time to time, and "GUARANTIES" means any two or more of them.

          "GUARANTY OBLIGATION" means, with respect to any Person, without duplication, any obligation (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guarantying, intended to guaranty, or having the economic effect of guarantying, any Debt or other obligation of any other Person in any manner, whether direct or indirect, and including, without limitation, any obligation, whether or not contingent (including, for the avoidance of doubt,

Franchisee Guaranty Obligations), (i) to purchase any such Debt or other obligation or any property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of such indebtedness or obligation or to maintain working capital, solvency or other balance sheet condition of such other Person (including, without limitation, maintenance agreements, comfort letters, take or pay arrangements, put agreements or similar agreements or arrangements) for the benefit of the holder of Debt or other obligation of such other Person, (iii) to lease or purchase property, securities or services primarily for the purpose of assuring the owner of such Debt or other obligation (including, for the avoidance of doubt, Franchisee Buy-Back Arrangements), or (iv) to otherwise assure or hold harmless the owner of such Debt or obligation against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Debt or other obligation in respect of which such Guaranty Obligation is made.

          "HAZARDOUS MATERIALS" means all explosive or radioactive substances or waste regulated pursuant to any Environmental Law, and any hazardous or toxic substances, waste or other pollutant or environmental contaminant, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, medical, pharmaceutical and pathological waste and any other substance, material or waste of any nature regulated pursuant to any Environment Law.

          "INCOME TAX ACT (CANADA)" means Income Tax Act (Canada), RSC 1985, c.1 (5th Supp.), as amended, and the regulations thereunder.

          "INDEMNIFIED LIABILITIES" has the meaning set forth in SECTION 10.05.

          "INDEMNITEE" has the meaning set forth in SECTION 10.05.

          "INITIAL LENDERS" means any of Deutsche Bank Trust Company Americas, Deutsche Bank AG, Canada Branch, Merrill Lynch Capital Corporation, Merrill Lynch Capital Canada Inc., National Bank of Canada, New York Branch and National Bank of Canada.

          "INSURANCE PROCEEDS" means all insurance proceeds (other than business interruption insurance proceeds), damages, awards, claims and rights of action with respect to any Casualty.

          "INTERCOMPANY NOTE" means a promissory note contemplated by SECTION 7.06(a)(x) or (xi), substantially in the form of EXHIBIT G hereto, and "INTERCOMPANY NOTES" means any two or more of them.

          "INTEREST PAYMENT DATE" means (i) as to Base Rate Loans and C$ Prime Loans, the second Business Day of each fiscal quarter of the Parent Borrower and the Maturity Date for Loans of the applicable Class and (ii) as to Eurodollar Loans, the last day of each applicable Interest Period and the Maturity Date for Loans of the applicable Class, and, in addition, where the applicable Interest Period for a Eurodollar Loan is greater than three months, then also the date three months from the beginning of the Interest Period and each three months thereafter.

          "INTEREST PERIOD" means, with respect to each Eurodollar Loan, a period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in the applicable Notice of Extension/Conversion and ending one, two, three, six or, with the consent of all Lenders of the relevant Class, twelve months thereafter, as the applicable Borrower may elect in the applicable notice; PROVIDED that:

               (i) any Interest Period which would otherwise end on a day which is not a Business Day for the relevant currency shall, subject to CLAUSE (v) below, be extended to the next succeeding Business Day for such currency unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day for such currency;

               (ii) any Interest Period which begins on the last Business Day for the relevant currency in a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day for the relevant currency of a calendar month;

               (iii) no Interest Period in respect of Term Loans may be selected which extends beyond a Principal Amortization Payment Date for Loans of the applicable Class unless, after giving effect to the selection of such Interest Period, the aggregate principal amount of Term Loans of the applicable Class which are comprised of Base Rate Loans together with such Term Loans comprised of Eurodollar Loans with Interest Periods expiring on or prior to such Principal Amortization Payment Date are at least equal to the aggregate principal amount of Term Loans of the applicable Class due on such date;

               (iv) no Interest Period may be elected with respect to U.S. Dollar-Denominated Loans at any time when a Default or an Event of Default is then in existence; and

               (v) no Interest Period shall be elected which would end after the Maturity Date for Loans of the applicable Class.

          "INVESTMENT" in any Person means (i) the acquisition (whether for cash, property, services, assumption of Debt, securities or otherwise) of assets, shares of Capital Stock, bonds, notes, debentures, time deposits or other securities of such Person, (ii) any deposit with, or advance, loan or other extension of credit to or for the benefit of such Person (other than deposits made in connection with the purchase of equipment or inventory in the ordinary course of business) or (iii) any other capital contribution to or investment in such Person, including by way of Guaranty Obligations of any obligation of such Person, any support for a letter of credit issued on behalf of such Person incurred for the benefit of such Person or any release, cancellation, compromise or forgiveness in whole or in part of any Debt owing by such Person. The outstanding amount of any Investment shall be deemed to equal the difference of (i) the aggregate initial amount of such Investment less (ii) all returns of principal thereof or capital with respect thereto and all liabilities expressly assumed by another Person (and with respect to which the Parent Borrower and its Subsidiaries, as applicable, shall have received a novation) in connection with the sale of such Investment.

          "ISSUING LENDER" means (i) the Canadian Issuing Lender, and (ii) the U.S. Issuing Lender.

          "JUDGMENT CURRENCY" has the meaning set forth in SECTION 10.20.

          "JUDGMENT CURRENCY CONVERSION DATE" has the meaning set forth in
SECTION 10.20.

          "LANDLORD ESTOPPEL AND CONSENT" means, with respect to any Leased Mortgaged Property, a Landlord Estoppel and Consent, substantially in the form of EXHIBIT M hereto, or other letter, certificate or other instrument in writing from the lessor under the related lease, satisfactory in form and substance to the relevant Collateral Agent.

          "LAW" means any international, foreign, Federal, state, provincial or local statute, treaty, rule, guideline, regulation, ordinance, code, or administrative or judicial precedent or authority, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and consent agreements and similar settlement agreements with, any Governmental Authority, in each case whether or not having the force of Law.

          "LC CASH COLLATERAL ACCOUNTS" means, collectively, the Canadian LC Cash Collateral Account and the U.S. LC Cash Collateral Account.

          "LC COMMITMENTS" means, collectively, the Canadian LC Commitment and the U.S. LC Commitment.

          "LC DISBURSEMENTS" means collectively, the Canadian LC Disbursements and the U.S. LC Disbursements and "LC DISBURSEMENT" means either one of them, as applicable.

          "LC DOCUMENTS" means collectively, the Canadian LC Documents and the U.S. LC Documents and "LC DOCUMENT" means either one of them, as applicable.

          "LC OBLIGATIONS" means collectively, the Canadian LC Obligations and the U.S. LC Obligations.

          "LEAD ARRANGERS" means, collectively, the Canadian Joint Lead Arrangers and the U.S. Joint Lead Arrangers.

          "LEASED MORTGAGED PROPERTY" and "LEASED MORTGAGED PROPERTIES" mean, collectively, the Canadian Leased Mortgaged Property and U.S. Leased Mortgage Property and Canadian Leased Mortgaged Properties and U.S. Leased Mortgaged Properties, respectively.

          "LEASEHOLDS" means, with respect to any Person, all of the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

          "LENDER" means each bank or other lending institution listed on
SCHEDULE 1.0lA (each of which shall satisfy the requirements of an Eligible Assignee), each Eligible Assignee that becomes a Lender pursuant to SECTION 10.06(b) and their respective successors and shall include, as the context may require, each Swingline Lender in such capacity and each Issuing Lender in such capacity.

          "LETTER OF CREDIT" means a Canadian Letter of Credit or a U.S. Letter of Credit, and "LETTERS OF CREDIT" means any combination of the foregoing.

          "LETTER OF CREDIT REQUEST" has the meaning set forth in SECTION
2.05(c).

          "LEVERAGE RATIO" means on any day the ratio of (i) Consolidated Debt as of such date less the Sinking Fund Deposits held in cash or Cash Equivalents in the Sinking Fund Account to (ii) Consolidated EBITDA for the four consecutive fiscal quarters of the Parent Borrower ended on, or most recently preceding, such day.

          "LIEN" means, with respect to any asset, any mortgage, pledge, hypothec, assignment, deposit arrangement, lien (statutory or other) or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable Laws of any jurisdiction). Solely for the avoidance of doubt, the filing of a Uniform Commercial Code or comparable Laws financing statement that is a protective lease filing in respect of an operating lease that does not constitute a security interest in the leased property or otherwise give rise to a Lien does not constitute a Lien solely on account of being filed in a public office.

          "LIMITED RECOURSE DEBT" means, with respect to any Person, Debt to the extent: (i) such Person (A) provides no credit support of any kind (including any undertaking, agreement or instrument that would constitute Debt), or (B) is not directly or indirectly liable as a guarantor or otherwise; and (ii) no default with respect thereto would permit upon notice, lapse of time or both any holder of any other Debt (other than the Loans or the Notes) of such Person to declare a default on such other Debt or cause the payment thereof to be accelerated or payable prior to its stated maturity.

          "LOAN" means a Revolving Loan, a Term A Loan, a Term B Loan or a Swingline Loan (or a portion of any Revolving Loans, Term A Loans, Term B Loans or Swingline Loans), individually or collectively as appropriate; PROVIDED that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Extension/Conversion, the term "LOAN" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

          "MARGIN STOCK" means "margin stock" as such term is defined in Regulation U.

          "MATERIAL ADVERSE EFFECT" means (i) any material adverse effect upon the business, assets, financial condition, results of operations or, with respect to any provision of this Agreement other than SECTION 4.01, prospects of the Parent Borrower and its Consolidated Subsidiaries, taken as a whole (or solely for the purposes of SECTION 4.01, Target and its Consolidated Subsidiaries, taken as a whole), (ii) a material adverse effect on the ability of Target to consummate the transactions contemplated hereby to occur on the Closing Date, (iii) a material impairment of the ability of any Credit Party to perform any of its obligations under any Senior Finance Document to which it is a party or (iv) a material impairment of the rights and benefits of the Lenders under any Senior Finance Document.

          "MATERIAL CREDIT PARTY" means a Credit Party which, together with its Consolidated Subsidiaries, either (a) has assets representing 5% or more of the Consolidated Total Assets or (b) generates 5% or more of the Consolidated EBITDA of the Parent Borrower and its Consolidated Subsidiaries.

          "MATERIAL MORTGAGED PROPERTY" means a Mortgaged Property that is a Material Real Property.

          "MATERIAL REAL PROPERTY" means, (a) in the case of any owned Real Property, such Real Property that constitutes corporate headquarters of any Material Credit Party, a distribution center or a warehouse or the fair market value (or, in the case of SECTION 4.01 only, the book value) of which equals or exceeds US$3,000,000, and (b) in the case of any leased Real Property, any such Real Property that constitutes a distribution center, a warehouse or corporate headquarters, or the annual rent for which equals or exceeds US$1,000,000.

          "MATURITY DATE" means (i) as to Revolving Loans, the Revolving Termination Date, (ii) as to Swingline Loans, the Canadian Swingline Termination Date or the U.S. Swingline Termination Date, as applicable, (iii) as to Term A Loans, the Term A Maturity Date and (iv) as to Term B Loans, the Term B Maturity Date.

          "MOODY'S" means Moody's Investors Service, Inc., a Delaware corporation, and its successors or, absent any such successor, such nationally recognized statistical rating organization as the Parent Borrower and the Administrative Agents may select.

          "MORTGAGE" means (i) in the case of owned real property interests, a mortgage, deed of trust, or deed of hypothec, substantially in the form of, or otherwise substantially identical in substance to, the provisions of EXHIBIT F-4 (in the case of a U.S. Mortgage), EXHIBIT F-7 (in the case of a Canadian Mortgage covering properties situated in the Province of Quebec) or EXHIBIT F-8 (in the case of a Canadian Mortgage covering properties situated in other Canadian provinces) hereto, among any Credit Party, the relevant Collateral Agent and one or more trustees (if applicable), as the same may be amended, modified or supplemented from time to time, or (ii) in the case of a Leasehold, a Leasehold mortgage or Leasehold deed of trust, substantially in the form of, or otherwise substantially identical in substance to, the provisions of EXHIBIT F-5 (in the case of a U.S. Mortgage), EXHIBIT F-7 (in the case of a Canadian Mortgage covering properties situated in the Province of Quebec) or EXHIBIT F-9 (in the case of a Canadian Mortgage covering properties situated in other Canadian provinces) hereto, among any Credit Party, the relevant Collateral Agent and one or more trustees (if applicable), as the same may be amended, modified or supplemented from time to time. The term "MORTGAGE" shall include the U.S. Mortgages and Canadian Mortgages.

          "MORTGAGE POLICIES" has the meaning set forth in SECTION 4.01(j) hereto.

          "MORTGAGED PROPERTIES" means the real property interests of the Parent Borrower and its Subsidiaries described in SECTION 4.01(j) hereto.

          "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in
Section 3(37) or 4001(a)(3) of ERISA.

          "NET CASH PROCEEDS" means:

               (i) with respect to any Asset Disposition (other than an Asset Disposition consisting of a lease where one or more Group Companies is acting as lessor entered into in the ordinary course of business), Casualty or Condemnation, (A) the gross U.S. Dollar Equivalent of all cash proceeds (including Insurance Proceeds and Condemnation Awards in the case of any Casualty or Condemnation) actually paid to or actually received by any Group Company in respect of such Asset Disposition, Casualty or Condemnation (including any cash proceeds received as income or other proceeds of any noncash proceeds of any Asset Disposition, Casualty or Condemnation as and when received), less (B) the sum of (w) the U.S. Dollar Equivalent, if any, of all taxes (other than income taxes) and all income taxes (as estimated in good faith by a senior financial or senior accounting officer of the Parent Borrower giving effect to the overall tax position of the Parent Borrower and its Subsidiaries) (to the extent that the amount of such taxes shall have been set aside for the purpose of paying such taxes when due), and customary fees, brokerage fees, commissions, costs and other expenses (other than those payable to any Group Company or Affiliates of any Group Company) that are incurred in connection with such Asset Disposition, Casualty or Condemnation and are payable by any Group Company, but only to the extent not already deducted in arriving at the amount referred to in CLAUSE (i)(A) above, (x) the U.S. Dollar Equivalent of all appropriate amounts that must be set aside as a reserve in accordance with GAAP against any liabilities associated with such Asset Disposition, Casualty or Condemnation, (y) if applicable, the U.S. Dollar Equivalent of the amount of any Debt secured by a Permitted Lien that has been repaid or refinanced in accordance with its terms with the proceeds of such Asset Disposition, Casualty or Condemnation; and (z) the U.S. Dollar Equivalent of any payments to be made by any Group Company as agreed between such Group Company and the purchaser of any assets subject to an Asset Disposition, Casualty or Condemnation in connection therewith; and

               (ii) with respect to any Equity Issuance or Debt Issuance, the U.S. Dollar Equivalent of the gross amount of cash proceeds paid to or received by any Group Company in respect of such Equity Issuance or Debt Issuance as the case may be (including cash proceeds subsequently as and when received at any time in respect of such Equity Issuance or Debt Issuance from non-cash consideration initially received or otherwise), net of underwriting discounts and commissions or placement fees, investment banking fees, legal fees, consulting fees, accounting fees and other customary fees and expenses directly incurred by any Group Company in connection therewith (other than those payable to any Group Company or any Affiliate of any Group Company).

          "NON-EXTENSION NOTICE DATE" has the meaning set forth in SECTION 2.05(c).

          "NOTE" means a U.S. Revolving Note, a Term B Note or a U.S. Swingline Note, and "Notes" means any combination of the foregoing.

          "NOTICE OF BORROWING" means a request by a Borrower for a Borrowing, substantially in the form of EXHIBIT A-1 hereto, in the case of the U.S. Borrower (or a U.S. Subsidiary Borrower), or substantially in the form of EXHIBIT A-2 hereto, in the case of the Parent Borrower (or a Canadian Subsidiary Borrower) (which may be by telephone if promptly confirmed in writing).

          "NOTICE OF EXTENSION/CONVERSION" has the meaning set forth in SECTION 2.08.

          "OBLIGATION CURRENCY" has the meaning set forth in SECTION 10.20.

          "OPERATING LEASE" means, as applied to any Person, a lease (including leases which may be terminated by the lessee at any time) of any property (whether real, personal or mixed) by such Person as lessee which is not a Capital Lease.

          "OPTIONAL CALCULATION DATE" has the meaning set forth in the definition of "CURRENCY CALCULATION DATE" in this SECTION 1.01.

          "OTHER TAXES" has the meaning set forth in SECTION 3.01(b).

          "OWNED MORTGAGED PROPERTY" and "OWNED MORTGAGED PROPERTIES" have the respective meanings set forth in SECTION 4.01(j).

          "PARENT BORROWER" means The Jean Coutu Group (PJC) Inc., a Quebec corporation.

          "PARENT BORROWER'S ACCOUNT" means (A) in relation to Term A Loans, Canadian Revolving Loans, Canadian Swingline Loans, Canadian Letters of Credit and Bankers' Acceptances, the Canadian Dollar account bearing account number 01-008-22 and the US Dollar account bearing account number 00-273-60 established at the Canadian Administrative Agent's Branch, or such other account in Canada at the Canadian Administrative Agent's Branch as the Canadian Administrative Agent may specify from time to time and (B) in relation to Term B Loans, the U.S. Dollar account bearing account number 99401268 established at the Term B Administrative Agent's Branch, or such other account in the United States at the Term B Administrative Agent's Branch as the Term B Administrative Agent may specify from time to time.

          "PARTICIPATION INTEREST" means a Credit Extension by a Lender by way of a purchase of a participation interest in Letters of Credit or LC Obligations as provided in SECTION 2.05(a) or (e), in Swingline Loans as provided in SECTION 2.01(d)(vi) or in any Loans as provided in SECTION 2.14.

          "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any entity succeeding to any or all of its functions under ERISA.

          "PERFECTION CERTIFICATE" means a certificate, substantially in the form of EXHIBIT F-1(a) to this Agreement in the case of a Material Credit Party or EXHIBIT F-1(b) to this Agreement in the case of any other Credit Party, in each case completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Collateral Agents and duly executed by the chief executive officer and the chief legal officer of such Credit Party.

          "PERMIT" means any license, permit, certificate, authorization, franchise, right or privilege, certificate of authority or order, or any waiver of the foregoing, issued or issuable by any Governmental Authority.

          "PERMITTED BUSINESS ACQUISITION" means a Business Acquisition; PROVIDED that:

               (i) the Equity Interests or property or assets acquired in such acquisition relate to a line of business similar to the business of the Parent Borrower or any of its Subsidiaries engaged in on the Closing Date or reasonably related, ancillary or complementary thereto;

               (ii) the representations and warranties made by the Credit Parties in each Senior Finance Document shall be true and correct in all material respects (or in all respects in the case of such representations or warranties containing materiality qualifiers) at and as of the date of such acquisition (as if made on such date after giving effect to such acquisition), except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects at and as of such earlier date);

               (iii) each Administrative Agent or each Collateral Agent, as applicable, shall have received all items in respect of the Equity Interests or property or assets acquired in such acquisition (and/or the seller thereof) required to be delivered by SECTION 6.10;

               (iv) in the case of an acquisition of the Equity Interests of another Person, (A) except in the case of the incorporation of a new Subsidiary, the board of directors (or other comparable governing body) of such other Person shall have duly approved such acquisition and (B) the Equity Interests acquired shall constitute 100% of the total Equity Interests of the issuer thereof and its Subsidiaries (except in the case of a Foreign Subsidiary permitted to be acquired pursuant to the terms of this Agreement, directors' qualifying shares);

               (v) no Default or Event of Default shall have occurred and be continuing immediately before or immediately after giving effect to such acquisition, and the Parent Borrower shall have delivered to the Administrative Agents a Pro-Forma Compliance Certificate demonstrating that, upon giving effect to such acquisition on a Pro-Forma Basis (with pro-forma adjustments satisfactory to the Administrative Agents), (A) the Parent Borrower shall be in compliance with all of the financial covenants set forth in SECTION 7.19 hereof as of the last day of the most recent period of four consecutive fiscal quarters of the Parent Borrower which precedes or ends on the date of such acquisition and with respect to which the Administrative Agents have received the consolidated financial information required under SECTIONS 6.01(a) and (b) and the certificate required by SECTION 6.01(c) and (B) the Leverage Ratio as of the last day of such period shall not exceed the ratio set forth below opposite such period:

                            PERIOD                              RATIO
                            ------                              -----
          Closing Date through August 31, 2005             4.75 to 1.0
          September 1, 2005 through November 30, 2005      4.50 to 1.0
          December 1, 2005 through February 28, 2006       4.25 to 1.0
          March 1, 2006 through February 28, 2007          4.00 to 1.0
          March 1, 2007 through February 29, 2008          3.25 to 1.0
          March 1, 2008 through February 28, 2009          3.00 to 1.0
          March 1, 2009 and thereafter                     2.50 to 1.0

               (vi) the liabilities (determined in accordance with GAAP but in any event including contingent obligations) acquired by the Parent Borrower and its Subsidiaries on a consolidated basis in such acquisition and the Debt issued by the Parent Borrower and its Subsidiaries on a consolidated basis from such acquisition shall not exceed in the aggregate 20% of the purchase price paid for the related Equity Interests or assets; and

               (vii) after giving effect to such Business Acquisition, the U.S. Dollar Amount of the aggregate consideration (including, cash, earn-out payments, assumption of indebtedness and non-cash consideration) for the acquisitions occurring after the Closing Date and on or before February 28, 2006 shall not exceed (x) US$100,000,000 for each individual acquisition (or a series of related acquisitions) and (y) US$250,000,000 for all acquisitions made during such period.

          "PERMITTED ENCUMBRANCES" means (i) those liens, encumbrances and other matters affecting title to any Mortgaged Property listed in the Mortgage Policies in respect thereof and found, on the date of delivery of such Mortgage Policies to the relevant Collateral Agent in accordance with the terms hereof, reasonably acceptable by the relevant Collateral Agent, (ii) zoning, building codes, land-use and other similar Laws and municipal ordinances which are not violated in any material respect by the existing improvements and the present use by the mortgagor of the Premises (as defined in the respective Mortgage) and other immaterial encumbrances not impairing the use of the Premises (as defined in the respective Mortgage), and (iii) such other items to which the relevant Collateral Agent may consent (such consent not to be unreasonably withheld, delayed or conditioned).

          "PERMITTED HOLDERS" means (i) Mr. Jean Coutu, (ii) the spouse, children or other lineal descendants (whether adoptive or biological) of Mr. Jean Coutu, (iii) any revocable or irrevocable intervivos or testamentary trust or the probate estate of any individual named in CLAUSES (i) and (ii) above, so long as one or more of the foregoing individuals named in CLAUSES (i) and (ii) above is principal beneficiary of such trust or probate estate, and
(iv) any Person all of the Equity Interests of which are held, directly or indirectly, by or for the benefit of, one or more of the foregoing individuals or trusts specified in CLAUSES (i) through (iii) above.

          "PERMITTED LIENS" has the meaning set forth in SECTION 7.02.

          "PERMITTED SECURITIZATION TRANSACTION" means any transaction or series of transactions that qualify for off-balance sheet treatment in accordance with SFAS 140 or other applicable accounting pronouncements, pursuant to which (i) the Parent Borrower of any of its Subsidiaries may sell, contribute, convey or otherwise transfer to a Securitization Entity and (ii) a Securitization Entity may sell, contribute, convey or otherwise transfer to any other Person, or may grant a security interest in, any accounts receivable or chattel paper (whether now existing or arising in the future) of the Parent Borrower of any of its Subsidiaries, and any assets directly related thereto, including, without limitation, all collateral securing such accounts receivable, and other assets (including contract rights and all guarantees or other obligations in respect of such accounts receivable or chattel paper, proceeds of such accounts receivable or chattel paper and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable or chattel paper).

          "PERSON" means an individual, a corporation, a partnership, an association, a limited liability company, a trust or an unincorporated association or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "PLAN" means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code maintained by or contributed to by any Group Company or any ERISA Affiliate including a Multiemployer Plan.

          "PLEDGE AGREEMENT" means the Pledge Agreement, substantially in the form of EXHIBIT F-3 hereto, dated as of the date hereof among the Parent Borrower, the Subsidiary Guarantors parties thereto and the U.S. Collateral Agent, as the same may be amended, supplemented or modified from time to time.

          "PLEDGED COLLATERAL" has the meaning set forth in the Pledge
Agreement.

          "PPSA SECURITY AGREEMENT" means the PPSA Security Agreement, substantially in the form of EXHIBIT F-6 hereto, dated as of the date hereof among the Credit Parties party thereto and the Canadian Collateral Agent as the same may be amended, modified or supplemented from time to time.

          "PRE-COMMITMENT INFORMATION" means, taken as an entirety, (i) information with respect to the Borrowers and their Subsidiaries contained in the Confidential Information Memorandum dated June 28, 2004 and (ii) any other written information in respect of the Parent Borrower, any Subsidiary of the Parent Borrower or the Acquisition provided to any Agent or Lender by or on behalf of the Parent Borrower prior to the Closing Date, as such information may have been amended, restated, supplemented or otherwise modified by the Borrowers prior to the date of this Agreement.

          "PREFERRED STOCK" means, as applied to the Equity Interests of a Person, Equity Interests of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over the Equity Interests of any other class of such Person.

          "PRIME RATE" means for any day (A) in the case of the Term B Loans, the variable rate of interest PER ANNUM publicly announced by the Term B Administrative Agent from time to time as its Prime Rate for U.S. Dollars loaned in the United States, (B) in the case of the U.S. Revolving Loans and the U.S. Swingline Loans, the variable rate of interest PER ANNUM publicly announced by the Canadian Administrative Agent from time to time as its Prime Rate for U.S. Dollars loaned in the United States, and (C) in the case of the Term A Loans, the Canadian Revolving Loans and the Canadian Swingline Loans, the variable rate of interest PER ANNUM publicly announced by the Canadian Administrative Agent from time to time as the corporate base rate of interest then in effect for determining interest rates on U.S. Dollar-denominated commercial loans made by it in Canada, and sometimes referred to by it as its "U.S. corporate base rate". It is a rate set by the relevant Administrative Agent based upon a variety of factors, including such Administrative Agent's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate. Any change in the interest rate resulting from a change in the Prime Rate shall take effect at the opening of business on the day specified in the public announcement of such change.

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          "PRINCIPAL AMORTIZATION PAYMENT" means a scheduled principal payment on the Term A Loans pursuant to SECTION 2.09(b) or on the Term B Loans pursuant to SECTION 2.09(c).

          "PRINCIPAL AMORTIZATION PAYMENT DATE" means (i) in the case of the Term A Loans (A) the last Business Day of each calendar quarter, commencing with the first such date occurring at least 90 days after the Closing Date and ending prior to the Term A Maturity Date and (B) the Term A Maturity Date, and (ii) in the case of the Term B Loans, (A) the last Business Day of each calendar quarter, commencing with the first such date occurring at least 90 days after the Closing Date and ending prior to the Term B Maturity Date, and (B) the Term B Maturity Date.

          "PRO-FORMA BASIS" means, for purposes of calculating compliance of any transaction with any provision hereof, that the transaction in question shall be deemed to have occurred as of the first day of the most recent period of four consecutive fiscal quarters (or, for purposes of calculating Fixed Charge Coverage Ratio for the fiscal quarter ended on February 28, 2005, six consecutive months, or, for purposes of calculating Fixed Charge Coverage Ratio for the fiscal quarter ended on May 31, 2005, nine consecutive months) of the Parent Borrower which precedes or ends on the date of such transaction and with respect to which the Administrative Agents have received the financial information for the Parent Borrower and its Consolidated Subsidiaries required under SECTION 6.01(a) or (b), as applicable, and the certificate required by
SECTION 6.01(c) for such period. As used in this definition, "transaction" means
(i) any incurrence or assumption by a Group Company of Debt under SECTION 7.01 or Attributable Debt in respect of a Sale/Leaseback Transaction under SECTION 7.13, (ii) any merger or consolidation referred to in SECTION 7.04, (iii) any Permitted Business Acquisition, (iv) any Restricted Payment referred to in
SECTION 7.07(iv) or (v) any computation of Consolidated EBITDA under the circumstances contemplated by the second sentence of the definition thereof. In connection with any calculation of the financial covenants set forth in SECTION
7.19 upon giving effect to a transaction on a "Pro-Forma Basis", (i) any Debt incurred by the Parent Borrower or any of its Subsidiaries in connection with such transaction (or any other transaction which occurred during the relevant four fiscal quarter period) shall be deemed to have been incurred (and the proceeds thereof applied) as of the first day of the relevant four fiscal-quarter period, (ii) if such Debt has a floating or formula rate, then the rate of interest for such Debt for the applicable period for purposes of the calculations contemplated by this definition shall be determined by utilizing the rate which is or would be in effect with respect to such Debt as at the relevant date of such calculations and (iii) income statement items (whether positive or negative) attributable to all property acquired in such transaction or to the Investment comprising such transaction, as applicable, shall be included as if such transaction has occurred as of the first day of the relevant four-fiscal-quarter period, without giving effect to cost savings, and (iv) such other factually supportable and identifiable pro-forma adjustments which would be permitted or required by Regulations S-K and S-X under the Securities Act shall be taken into account.

          "PRO-FORMA COMPLIANCE CERTIFICATE" means a certificate of the chief financial officer or chief accounting officer of the Parent Borrower delivered to the Administrative Agents in connection with any "transaction" as defined in the definition of "Pro-Forma Basis" above and containing reasonably detailed calculations (with pro-forma adjustments reasonably satisfactory to the Administrative Agents), upon giving effect to the applicable transaction on a Pro-Forma Basis, of the Fixed Charge Coverage Ratio and the Leverage Ratio as of the last day of the most recent period of four consecutive fiscal quarters of the Parent Borrower which precedes or ends on the date of the applicable transaction and with respect to which the Administrative Agents shall have received the consolidated financial information for the Parent Borrower and its Consolidated Subsidiaries required under SECTION 6.01(a) or (b), as applicable, and the certificate required by SECTION 6.01(c) for such period.

          "PROPCO" means any of PJC Special Realty Holdings, Inc., PJC Arlington Realty LLC, PJC Dorchester Realty LLC, PJC Essex Realty LLC, PJC Haverhill Realty LLC, PJC Hyde Park Realty

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LLC, PJC Manchester Realty LLC, PJC Mansfield Realty LLC, PJC New London Realty
LLC, PJC Norwich Realty LLC, PJC Peterborough Realty LLC, PJC Providence Realty LLC, PJC Revere Realty LLC, PJC Lease Holdings, Inc., PJC of East Providence, Inc., or PJC of Rhode Island, Inc. and "PROPCOS" means one or more of them.

          "PURCHASE MONEY DEBT" means Debt of the Parent Borrower or any of its Subsidiaries incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement of property used in the business of the Parent Borrower or such Subsidiary; PROVIDED that such Debt is incurred within 90 days after such property is acquired or, in the case of improvements, constructed.

          "PURCHASE MONEY NOTE" means a promissory note of a Securitization Entity evidencing a line of credit, which may be irrevocable, from the Parent Borrower or any Subsidiary in connection with a Permitted Securitization Transaction permitted by SECTION 7.05(xiii) to a Securitization Entity, which note is repayable from cash available to such Securitization Entity, other than amounts required to be established as reserves pursuant to contractual arrangements with entities that are not Affiliates entered into as part of such Permitted Securitization Transaction, amounts paid to investors in respect of interest, principal and other amounts owing to such investors and amounts paid in connection with the purchase of newly generated accounts receivable.

          "QUALIFIED CAPITAL STOCK" means common stock of the Parent Borrower.

          "QUALIFYING EQUITY ISSUANCE" means (i) the offer and sale of subscription proceeds, each representing the right to receive one Class A Subordinate Voting Share of the Parent Borrower, for aggregate gross proceeds of C$581,957,500, the Net Cash Proceeds of which are used to fund the Transactions,
(ii) any issuance of Equity Interests of the Parent Borrower to management and officers of any Group Company; PROVIDED that any such issuance is made in the ordinary course of business in accordance with the relevant stock option plan or employee stock ownership plan approved by the Parent Borrower's board of directors and maintained by the Parent Borrower from time to time and (iii) any issuance of Equity Interests of the parent Borrower the Net Cash Proceeds of which are used, substantially concurrently with such issuance, to fund Investments permitted by SECTION 7.06.

          "QUEBEC HYPOTHEC" means the Quebec Hypothec, substantially in the form of EXHIBIT F-7 hereto, dated as of July 22, 2004, among the Credit Parties party thereto and the Canadian Collateral Agent, as the same may be amended, modified or supplemented from time to time.

          "REAL PROPERTY" means, with respect to any Person, all of the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

          "RECORDED LEASEHOLD INTEREST" means a Leased Mortgaged Property with respect to which a Recorded Document has been recorded in all places necessary or desirable, in the reasonable judgment of the Lead Arrangers, to give constructive notice of such Leased Mortgaged Property to third-party purchasers and encumbrancers of the affected real property. For purposes of this definition, the term "RECORDED DOCUMENT" means, with respect to any Leased Mortgaged Property, (i) the lease evidencing such Leased Mortgaged Property or a memorandum thereof, executed and acknowledged by the owner of the affected real property, as lessor, or (ii) if such Leased Mortgaged Property was acquired or subleased from the holder of a Recorded Leasehold Interest, the applicable assignment or sublease document, executed and acknowledged by such holder, in each case in form and sufficient to give such constructive notice upon recordation and otherwise in form reasonably satisfactory to the Lead Arrangers.

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          "REFINANCED AGREEMENTS" means those instruments, documents and agreements listed on SCHEDULE 1.01C.

          "REFINANCING DEBT" has the meaning set forth in SECTION 7.01(vi).

          "REFUNDED SWINGLINE LOAN" has the meaning set forth in SECTION 2.01(d)(iv).

          "REGISTER" has the meaning set forth in SECTION 10.06(d).

          "REGULATION D, O, T, U OR X" means Regulation D, 0, T, U or X, respectively, of the Board of Governors of the Federal Reserve System as amended, or any successor regulation.

          "REINVESTMENT FUNDS" means, with respect to any Net Cash Proceeds of an Asset Disposition, that portion of the funds as shall be reinvested in accordance with SECTION 2.10 (c)(i)(A),(B) and (C), and with respect to any Insurance Proceeds or any Condemnation Award, that portion of such funds as shall be reinvested in accordance with SECTION 2.10 (c)(ii)(A),(B) and (C).

          "REPLACEMENT DATE" has the meaning set forth in SECTION 2.11(c).

          "REPLACEMENT REVOLVER" means one or more revolving credit facilities of the Borrowers (including any refinancing, replacement or refunding thereof); PROVIDED that: (i) such revolving credit facilities are entered into on or after the Revolving Termination Date, (ii) the aggregate U.S. Dollar Amount of commitments under such revolving credit facilities do not exceed US$350,000,000,
(iii) the covenants, events of default and Guaranty Obligations in respect of such revolving credit facilities shall be the same (or less restrictive and less favorable to the lenders thereunder, as determined by the Administrative Agents in their discretion) as those contained in the Senior Finance Documents, (iv) such revolving credit facilities shall not have borrowers that are not Borrowers hereunder or guarantors that do not guarantee the Senior Obligations, (v) Liens securing such revolving credit facilities shall rank pari passu or junior (as determined by the Administrative Agents in their reasonable discretion) to the Liens created by the Collateral Documents, and (vi) at the time of and after giving effect to the entering into such revolving credit facilities, no Default or Event of Default shall have occurred and be continuing and the Parent Borrower shall have delivered to the Administrative Agents a Pro-Forma Compliance Certificate demonstrating that, upon giving effect to such revolving credit facilities on a Pro-Forma Basis the Parent Borrower shall be in compliance with all of the financial covenants set forth in SECTION 7.19 as of the last day of the most recent period of four consecutive quarters of the Parent Borrower which precedes or ends on the date of such revolving credit facilities and with respect to which the Administrative Agents have received the consolidated financial information required under SECTIONS 6.01(a) and (b) and the certificate required by SECTIONS 6.01(c).

          "REQUIRED CANADIAN REVOLVING LENDERS" means Lenders whose aggregate Canadian Revolving Credit Exposure (as hereinafter defined) constitutes more than 50% of the Canadian Revolving Credit Exposure of all Lenders at such time; PROVIDED, HOWEVER, that if any Lender shall be a Defaulting Lender at such time then there shall be excluded from the determination of Required Canadian Revolving Lenders such Lender and the aggregate principal amount of Canadian Revolving Credit Exposure of such Lender at such time. For purposes of the preceding sentence, the term "CANADIAN REVOLVING CREDIT EXPOSURE" as applied to each Lender shall mean (i) at any time prior to the termination of the Canadian Revolving Commitments, the Canadian Revolving Commitment Percentage of such Lender multiplied by the Canadian Revolving Committed Amount, and (ii) at any time after the termination of the Canadian Revolving Commitments, the sum of (A) the U.S. Dollar Amount of the outstanding Canadian Revolving Loans of such Lender, plus (B) the U.S. Dollar Amount of such Lender's Participation Interests in all

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Canadian LC Obligations and Canadian Swingline Loans, plus (C) the U.S. Dollar
Amount of BA Reimbursement Obligations owing to such Lender.

          "REQUIRED U.S. REVOLVING LENDERS" means Lenders whose aggregate U.S. Revolving Credit Exposure (as hereinafter defined) constitutes more than 50% of the U.S. Revolving Credit Exposure of all Lenders at such time; PROVIDED, HOWEVER, that if any Lender shall be a Defaulting Lender at such time then there shall be excluded from the determination of Required U.S. Revolving Lenders such Lender and the aggregate principal amount of U.S. Revolving Credit Exposure of such Lender at such time. For purposes of the preceding sentence, the term "U.S. REVOLVING CREDIT EXPOSURE" as applied to each Lender shall mean (i) at any time prior to the termination of the U.S. Revolving Commitments, the U.S. Revolving Commitment Percentage of such Lender multiplied by the U.S. Revolving Committed Amount, and (ii) at any time after the termination of the U.S. Revolving Commitments, the sum of (A) the principal balance of the outstanding U.S. Revolving Loans of such Lender plus (B) the U.S. Dollar Amount of such Lender's Participation Interests in all LC Obligations and Swingline Loans.

          "REQUIRED LENDERS" means Lenders whose aggregate Credit Exposure '(as hereinafter defined) constitutes more than 50% of the Credit Exposure of all Lenders at such time; PROVIDED, HOWEVER, that if any Lender shall be a Defaulting Lender at such time then there shall be excluded from the determination of Required Lenders such Lender and the aggregate principal amount of Credit Exposure of such Lender at such time. For purposes of the preceding sentence, the term "CREDIT EXPOSURE" as applied to each Lender shall mean (i) at any time prior to the termination of the Commitments, the sum of (A) the U.S. Revolving Commitment Percentage of such Lender multiplied by the U.S. Revolving Committed Amount plus (B) the Canadian Revolving Commitment Percentage of such Lender multiplied by the Canadian Revolving Committed Amount plus (C) the Term A Commitment Percentage of such Lender multiplied by the U.S. Dollar Amount of the Term A Loans outstanding at such time plus (D) the Term B Commitment Percentage of such Lender multiplied by the U.S. Dollar Amount of the Term B Loans outstanding at such time, and (ii) at any time after the termination of the Commitments, the sum of (A) the aggregate U.S. Dollar Amount of the outstanding Loans of such Lender plus (B) the U.S. Dollar Amount of such Lender's Participation Interests in all LC Obligations and Swingline Loans plus (C) the U.S. Dollar Amount of the BA Reimbursement Obligations owing to such Lender.

          "RESET DATE" has the meaning set forth in SECTION 1.05.

          "RESPONSIBLE OFFICER" means the chief executive officer, president, senior vice president, vice president, chief financial officer, treasurer, assistant treasurer, secretary or clerk, as the case may be, or, with respect to closing deliveries only, assistant secretary or assistant vice president of a Credit Party. Any document delivered hereunder that is signed by a Responsible Officer of a Credit Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Credit Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Credit Party.

          "RESTRICTED PAVEMENT" means (i) any dividend or other distribution, direct or indirect, on account of any class of Equity Interests or Equity Equivalents of any Group Company, now or hereafter outstanding, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any class of Equity Interests or Equity Equivalents of any Group Company, now or hereafter outstanding, and (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any class of Equity Interests or Equity Equivalents of any Group Company, now or hereafter outstanding.

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          "REVOLVING BORROWING" means a U.S. Revolving Borrowing or a Canadian
Revolving Borrowing, and "REVOLVING BORROWINGS" means any combination of two or more of them.

          "REVOLVING COMMITMENT" means a U.S. Revolving Commitment or a Canadian Revolving Commitment, and "REVOLVING COMMITMENTS" means any combination of two or more of them.

          "REVOLVING COMMITMENT PERCENTAGE" with respect to any Revolving Lender, means its U.S. Revolving Commitment Percentage or its Canadian Revolving Commitment Percentage, as the case may be, and "REVOLVING COMMITMENT PERCENTAGES" means any combination of two or more of them.

          "REVOLVING LENDER" means a U.S. Revolving Lender or a Canadian Revolving Lender, and "REVOLVING LENDERS" means any two or more of them.

          "REVOLVING LOAN" means a U.S. Revolving Loan or a Canadian Revolving Loan, and "REVOLVING LOANS" means any two or more of them.

          "REVOLVING OUTSTANDINGS" means, at any date, collectively, the U.S. Revolving Outstandings and the Canadian Revolving Outstandings, as of such date.

          "REVOLVING TERMINATION DATE" means the fifth anniversary of the Closing Date (or, if such day is not a Business Day for the relevant currency, the next preceding Business Day for such currency) or such earlier date upon which the relevant Revolving Commitments shall have been terminated in their entirety in accordance with this Agreement.

          "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., a New York corporation, and its successor or, absent any such successor, such nationally recognized statistical rating organization as the Parent Borrower and the Administrative Agents may select.

          "SALE/LEASEBACK TRANSACTION" means any direct or indirect arrangement with any Person or to which any such Person is a party providing for the leasing to the Parent Borrower or any of its Subsidiaries of any property, whether owned by the Parent Borrower or any of its Subsidiaries as of the Closing Date or later acquired, which has been or is to be sold or transferred by the Parent Borrower or any of its Subsidiaries to such Person or to any other Person from whom funds have been, or are to be, advanced by such Person on the security of such property.

          "SARBANES-OXLEVY ACT" has the meaning set forth in SECTION 5.05(g).

          "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "SECURITIZATION ENTITY" means a Wholly Owned Subsidiary of the Parent Borrower that engages in no activities other than in connection with the financing of accounts receivable, chattel paper and related assets and that is designated by the board of directors of the Parent Borrower (as provided below) as a Securitization Entity (a) no portion of Debt or any other obligations (contingent or otherwise) of which (i) is guaranteed by any Credit Party (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings), (ii) is recourse to or obligates any Credit Party in any way other than pursuant to Standard Securitization Undertakings or (iii) subjects any property or assets of any Credit Party, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings, (b) with which no Credit Party has any material contract, agreement, arrangement or understanding other than on terms no less favorable to such Credit Party than those that might be obtained at the time from persons that are not Affiliates of the Parent Borrower, other than fees payable in the ordinary course of business in connection with servicing receivables, chattel paper and related assets of such entity, and (c) to which no Credit Party (other than such entity) has any obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results. Any such designation by the board of directors of the Company shall be evidenced to the Administrative Agents by filing with the Administrative Agents a certified copy of the resolution of the board of directors of the Parent Borrower giving effect to such designation and a certificate of a Responsible Officer certifying that such designation complied with the foregoing conditions.

          "SELLER" means TDI Consolidated Corporation, a Delaware corporation.

          "SENIOR FINANCE DOCUMENTS" means this Agreement, the Notes, the Guaranty, the Collateral Documents, each Perfection Certificate, the Intercompany Notes, each Accession Agreement, each Borrowing Subsidiary Agreement and each LC Document, collectively, and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto, in each case as the same may be amended, modified or supplemented from time to time.

          "SENIOR NOTE" means any one of the 7.625% Senior Notes Due 2012 issued by the Parent Borrower in favor of the Senior Noteholders pursuant to the Senior
Note Indenture, as such Senior Notes may be amended, modified or supplemented from time to time in accordance with the provisions thereof and of this Agreement, and "SENIOR NOTES" means any two or more of them, collectively.

          "SENIOR NOTE DOCUMENTS" means the Senior Note Indenture, the Purchase Agreement among the Parent Borrower and the initial Senior Noteholders, in each case including all exhibits and schedules thereto, and all other agreements, documents and instruments relating to the Senior Notes, in each case as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof and of this Agreement.

          "SENIOR NOTE INDENTURE" means an Indenture, dated as of the Closing Date, between the Parent Borrower and The Bank of New York, as trustee, as such Senior Note Indenture may be amended, modified or supplemented from time to time in accordance with the provisions thereof and of this Agreement.

          "SENIOR NOTEHOLDER" means any one of the holders from time to time of the Senior Notes.

          "SENIOR OBLIGATIONS" means with respect to each Credit Party, without duplication:

               (i) in the case of each Borrower, all principal of and interest (including, without limitation, any interest which accrues after the commencement of any bankruptcy or insolvency proceeding with respect to, whether or not allowed or allowable as a claim under any bankruptcy or insolvency proceeding) on any Loan made to or LC Obligation or BA Reimbursement Obligation under, or any Note issued pursuant to, this Agreement or any other Senior Finance Document;

               (ii) all fees, expenses, indemnification obligations, foreign currency exchange obligations and other amounts of whatever nature now or hereafter payable by such Credit Party (including, without limitation, any amounts which accrue after the commencement of any bankruptcy or insolvency proceeding with respect to such Credit Party, whether or not allowed or allowable as a claim under any bankruptcy or insolvency proceeding) pursuant to this Agreement or any other Senior Finance Document;

               (iii) all expenses of the Agents as to which one or more of the Agents have a right to reimbursement by such Credit Party under SECTION
     10.04 of this Agreement or under any other similar provision of any other Senior Finance Document, including, without limitation, any and all sums advanced by the Collateral Agents to preserve the Collateral or preserve their security interests in the Collateral to the extent permitted under any Senior Finance Document or applicable Law;

               (iv) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement by such Credit Party under
     SECTION 10.05 of this Agreement or under any other similar provision of any other Senior Finance Document; and

               (v) in the case of each Subsidiary Guarantor and each Borrower, in its capacity as guarantor under the Guaranty, all amounts now or hereafter payable by such Subsidiary Guarantor or such Borrower and all other obligations or liabilities now existing or hereafter arising or incurred (including, without limitation, any amounts which accrue after the commencement of any bankruptcy or insolvency proceeding with respect to such Subsidiary Guarantor or such Borrower, whether or not allowed or allowable as a claim under any bankruptcy or insolvency proceeding) on the part of such Subsidiary Guarantor or such Borrower pursuant to this Agreement, any Guaranty or any other Senior Finance Document;

in each case whether now or hereafter due, owing or incurred in any manner, whether actual or contingent, whether incurred solely or jointly with any other Person and whether as principal or surety (and including all liabilities in connection with any notes, bills or other instruments accepted by any Finance Party in connection therewith), together in each case with all renewals, modifications, consolidations or extensions thereof.

          "SINKING FUND ACCOUNT" has the meaning set forth in
SECTION 2.10(b)(xiii).

          "SINKING FUND DEPOSITS" has the meaning set forth in
SECTION 2.10(b)(xiii).

          "SOLVENT" means, with respect to any Person as of a particular date, that on such date (i) such Person is able generally to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (ii) such Person does not intend to, and does not believe that it will, incur debts beyond such Person's ability to pay as such debts mature, (iii) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's assets would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (iv) the fair value (determined in accordance with the Bankruptcy Code and the interpretive cases thereto) of the assets of such Person is greater than the total amount of liabilities, including, without limitation, probable liabilities, of such Person and (v) the present fair value (I.E., the amount that may be realized within a commercially reasonable time, either through collection or sale at the regular market value, conceiving the latter as the amount that could be obtained for the assets in question within such period by a capable and diligent business person from buyer who is willing to purchase under ordinary selling conditions) of the assets of such Person will exceed the amount that will be required to pay the probable liability on such Person's existing debts as they become absolute and matured. For purposes of this definition, "debt" means (x) any legal liability whether matured, unmatured, liquidated or unliquidated, absolute, fixed or contingent, or (y) where a right gives rise to an equitable remedy, such remedy is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

          "SPV" means each of Jean Coutu Group Holdings (USA), LLC, JCG Holdings
(USA), Inc., 3090671 Nova Scotia Company and 3090672 Nova Scotia Company and "SPVs" means one or more of them.

          "STANDARD SECURITIZATION UNDERTAKINGS" means representations, warranties, guarantees, covenants and indemnities entered into by any Credit Party that are reasonably customary in securitization transaction relating to accounts receivable, chattel paper and related assets in connection with a Permitted Securitization Transaction.

          "STANDBY LETTER OF CREDIT" has the meaning set forth in
SECTION 2.05(b).

          "STANDBY LETTER OF CREDIT FEE" has the meaning set forth in
SECTION 2.12(b)(i).

          "SUBORDINATED DEBT" of any Person means (i) the Subordinated Notes
(ii) all other unsecured Debt which (A) the principal of which by its terms is not required to be repaid, in whole or in part, before at least six months after the latest of the Revolving Termination Date, the Term A Maturity Date and the Term B Maturity Date, (B) is subordinated in right of payment to such Person's indebtedness, obligations and liabilities to the Finance Parties under the Finance Documents pursuant to payment and subordination provisions reasonably satisfactory in form and substance to the Administrative Agents, (C) is issued pursuant to credit documents having covenants, subordination provisions and events of default that are, on the whole, in no event less favorable, including with respect to rights of acceleration, to such Person than the terms of the Subordinated Notes or are otherwise satisfactory in form and substance to the Administrative Agents, and (D) provides for no guaranties thereof by any Group Company unless such guaranty is subordinated to the Guaranty on terms satisfactory to the Administrative Agents.

          "SUBORDINATED NOTE" means any one of the 8.5% Senior Subordinated Notes Due 2014 issued by the Parent Borrower in favor of the Subordinated Noteholders pursuant to the Subordinated Note Indenture, as such Subordinated Notes may be amended, modified or supplemented from time to time in accordance with the provisions thereof and of this Agreement, and "SUBORDINATED NOTES" means any two or more of them, collectively.

          "SUBORDINATED NOTE DOCUMENTS" means the Subordinated Note Indenture, the Purchase Agreement among the Parent Borrower and the initial Subordinated Noteholders, in each case including all exhibits and schedules thereto, and all other agreements, documents and instruments relating to the Subordinated Notes, in each case as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof and of this Agreement.

          "SUBORDINATED NOTE INDENTURE" means an Indenture, dated as of the Closing Date, between the Parent Borrower and Wells Fargo N.A., as trustee, as such Subordinated Note Indenture may be amended, modified or supplemented from time to time in accordance with the provisions thereof and of this Agreement.

          "SUBORDINATED NOTEHOLDER" means any one of the holders from time to time of the Subordinated Notes.

          "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, limited liability company, association or other business entity of which (i) if a corporation, more than 50% of the total voting power of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a

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partnership, limited liability company, association or business entity other than a corporation, more than 50% of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have more than 50% ownership interest in a partnership, limited liability company, association or other business entity if such Person or Persons shall be allocated more than 50% of partnership, association or other business entity gains or losses or shall be or control the managing director, manager or a general partner of such partnership, association or other business entity.

          "SUBSIDIARY BORROWER" means either a U.S. Subsidiary Borrower or a Canadian Subsidiary Borrower.

          "SUBSIDIARY GUARANTOR" means each U.S. Subsidiary Guarantor and each other Subsidiary of the Parent Borrower that becomes a party to a Guaranty guaranteeing the Finance Obligations of the Borrowers on or after the Closing Date by execution of such Guaranty or an Accession Agreement referring thereto, and "SUBSIDIARY GUARANTORS" means any two or more of them.

          "SWINGLINE COMMITMENTS" means, collectively, the Canadian Swingline Commitment and the U.S. Swingline Commitment, and "SWINGLINE COMMITMENT" means any one of them.

          "SWINGLINE LOAN REQUEST" has the meaning set forth in SECTION 2.02(b).

          "SWINGLINE LOANS" means, collectively, the Canadian Swingline Loan and the U.S. Swingline Loan, and "SWINGLINE LOAN" means any one of them.

          "SWINGLINE LENDERS" means, collectively, the Canadian Swingline Lender and the U.S. Swingline Lender, and "SWINGLINE LENDER" means any one of them.

          "SYNDICATION DATE" means the earlier of (i) the date which is 60 days after the Closing Date and (ii) the date on which the Co-Syndication Agents determine in their sole discretion (and notify the Parent Borrower) that the primary syndication (and the resulting addition of Lenders pursuant to SECTION 10.06(b)) has been completed.

          "SYNTHETIC LEASE OBLIGATION" means the monetary obligation of a Person under (i) a so-called synthetic, off-balance sheet or tax retention lease or
(ii) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

          "TARGET" means Eckerd Corporation, a Delaware corporation, Thrift Drug Inc., a Delaware corporation and Genovese Drug Stores, Inc., a Delaware corporation, and their respective successors.

          "TAXES" has the meaning set forth in SECTION 3.01(a).

          "TERM A BORROWING" means a Borrowing comprised of Term A Loans and identified as such in the Notice of Borrowing with respect thereto.

          "TERM A COMMITMENT" means, with respect to any Lender, the commitment of such Lender to make a Term A Loan on the Closing Date in a principal amount equal to such Lender's Term A Commitment Percentage of the Term A Committed Amount.

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          "TERM A COMMITMENT PERCENTAGE" means, for each Lender, the percentage identified as its Term A Commitment Percentage on SCHEDULE 1.01A, as such percentage may be (i) reduced pursuant to SECTION 2.11(b) and (ii) modified in connection with any Assignment and Acceptance made in accordance with the provisions of SECTION 10.06(b).

          "TERM A COMMITTED AMOUNT" means US$250,000,000.

          "TERM A LENDER" means each Lender identified on SCHEDULE 1.01A as having a Term A Commitment and each Eligible Assignee which acquires a Term A Loan pursuant to SECTION 10.06(b) and their respective successors.

          "TERM A LOAN" means a Loan made to the Parent Borrower under
SECTION 2.01(b).

          "TERM A MATURITY DATE" means the fifth anniversary of the Closing Date (or if such day is not a Business Day, the next preceding Business Day).

          "TERM B ADMINISTRATIVE AGENT" means Deutsche Bank Trust Company Americas, in its capacity as administrative agent for the Term B Lenders hereunder and under the other Senior Finance Documents, and its successor or successors in such capacity.

          "TERM B ADMINISTRATIVE AGENT'S OFFICE" means (i) for credit notices, the office of the Term B Administrative Agent located at 60 Wall Street, New York, New York 10005, Attention: Mary Kay Coyle, Telephone No.: (212)250-6039 and Telecopier No.: (212) 797-5690, and (ii) for operational notices, the office of the Term B Administrative Agent located at 90 Hudson Street, 5th Floor, Jersey City, New Jersey 07302, Attention: James T. Cullen, Telephone No.:
(201)593-2180, and Telecopier No.: (201) 593-2308, or such other office or Person as the Term B Administrative Agent may hereafter designate in writing as such to the other parties hereto.

          "TERM B ADMINISTRATIVE AGENT'S BRANCH" means the branch of the Term B Administrative Agent located at 60 Wall Street, New York, New York 10005, or such other branch as the Term B Administrative Agent may specify from time to time.

          "TERM B BORROWING" means a Borrowing comprised of Term B Loans and identified as such in the Notice of Borrowing with respect thereto.

          "TERM B COMMITMENT" means, with respect to any Lender, the commitment of such Lender to make a Term B Loan on the Closing Date in a principal amount equal to such Lender's Term B Commitment Percentage of the Term B Committed Amount.

          "TERM B COMMITMENT PERCENTAGE" means, for each Lender, the percentage identified as its Term B Commitment Percentage on SCHEDULE 1.01A, as such percentage may be (i) reduced pursuant to SECTION 2.11(b) and (ii) modified in connection with any assignment made in accordance with the provisions of
SECTION 10.06(b).

          "TERM B COMMITTED AMOUNT" means US$1,100,000,000.

          "TERM B LENDER" means each Lender identified on SCHEDULE 1.01A as having a Term B Commitment and each Eligible Assignee which acquires a Term B Loan pursuant to SECTION 10.06(b) and their respective successors.

          "TERM B LOAN" means a Loan made to the Parent Borrower under
SECTION 2.0(c).

          "TERM B MATURITY DATE" means the seventh anniversary of the Closing Date (or if such day is not a Business Day, the next preceding Business Day).

          "TERM B NOTE" means a promissory note, substantially in the form of EXHIBIT B-4 hereto, evidencing the obligation of the Parent Borrower to repay outstanding Term B Loans, as such note may be amended, modified or supplemented from time to time.

          "TERM LOAN" means a Term A Loan or a Term B Loan, and "TERM LOANS" means any two or more of them, collectively.

          "TITLE INSURANCE COMPANY" has the meaning set forth in
SECTION 4.01(j).

          "TRADE LETTER OF CREDIT" has the meaning set forth in SECTION 2.05(b).

          "TRADE LETTER OF CREDIT FEE" has the meaning set forth in
SECTION 2.12(b)(ii).

          "TRANSACTION" means the events contemplated by the Transaction Documents.

          "TRANSACTION DOCUMENTS" means the Acquisition Documents, the documents relating to the transactions described on SCHEDULE 7.12, the Senior Note Documents, the Subordinated Note Documents and the Finance Documents, collectively, and "TRANSACTION DOCUMENT" means any one of them.

          "TYPE" has the meaning set forth in SECTION 1.04.

          "UNFUNDED LIABILITIES" means with respect to each Plan other than a Multiemployer Plan, the amount (if any) by which the present value of all nonforfeitable benefits under each Plan exceeds the current value of such Plan's assets allocable to such benefits, all determined in accordance with the respective most recent valuations for such Plan using applicable PBGC plan termination actuarial assumptions used in the preparation of such most recent valuation (the terms "present value" and "current value" shall have the same meanings specified in Section 3 of ERISA).

          "UNITED STATES" means the United States of America, including each of the States and the District of Columbia, but excluding its territories and possessions.

          "UNUSED CANADIAN REVOLVING COMMITMENT AMOUNT" means, for any period, the amount by which (i) the then applicable Canadian Revolving Committed Amount exceeds (ii) the daily average sum for such period of the Canadian Revolving Outstandings.

          "UNUSED U.S. REVOLVING COMMITMENT AMOUNT" means, for any period, the amount by which (i) the then applicable U.S. Revolving Committed Amount exceeds
(ii) the daily average sum for such period of the U.S. Revolving Outstandings.

          "U.S. BORROWER" means The Jean Coutu Group (PJC) USA, Inc., a Delaware corporation, and its successors.

          "U.S. BORROWER'S ACCOUNT" means (A) in relation to U.S. Revolving Loans and U.S. Letters of Credit, the U.S. Dollar account bearing account number 602250-001 established at the Canadian Administrative Agent's Branch, or such other account at the Canadian Administrative Agent's Branch as the Canadian Administrative Agent may specify from time to time and (B) in relation to U.S. Swingline Loans, the U.S. Dollar account established at the U.S. Swingline Lender's Branch, or such

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other account at the U.S. Swingline Lender's Branch as the U.S. Swingline Lender
may specify from time to time.

          "U.S. COLLATERAL AGENT" means Deutsche Bank Trust Company Americas, in its capacity as collateral agent for the Finance Parties under the U.S. Collateral Documents, and its successor or successors in such capacity.

          "U.S. COLLATERAL DOCUMENTS" means the U.S. Security Agreement, the Pledge Agreement, the U.S. Mortgages and the U.S. Depositary Bank Agreements.

          "U.S. DEPOSITARY BANK AGREEMENT" means an agreement between a Credit Party and any bank or other depositary institution, substantially in the form of EXHIBIT D to the U.S. Security Agreement, as the same may be amended, modified or supplemented from time to time.

          "U.S. DOLLAR AMOUNT" means on any date:

               (i) with respect to U.S. Dollar-Denominated Loans, the aggregate outstanding principal amount thereof after giving effect to any Borrowings, conversions, continuations and prepayments or repayments of such Loans occurring on such date;

               (ii) with respect to C$ Prime Loans, the U.S. Dollar Equivalent of the aggregate outstanding principal amount thereof after giving effect to any Borrowings, continuations, prepayments or repayments of any such Loans occurring on such date;

               (iii) with respect to U.S. LC Obligations in respect of U.S. Letters of Credit or Canadian LC Obligations in respect of Canadian Letters of Credit denominated in U.S. Dollars, the aggregate amount of such U.S. LC Obligations or such Canadian LC Obligations, after giving effect to any changes in the aggregate amount of such U.S. LC Obligations or such Canadian LC Obligations, as of such date;

               (iv) with respect to Canadian LC Obligations in respect of Canadian Letters of Credit denominated in Canadian Dollars, the U.S. Dollar Equivalent of the aggregate amount of such Canadian LC Obligations after giving effect to any changes in the aggregate amount of such Canadian LC Obligations on such date;

               (v) with respect to LC Obligations in respect of U.S. Foreign Currency Letters of Credit or Canadian Foreign Currency Letters of Credit, the U.S. Dollar Equivalent of the aggregate amount of such LC Obligations after giving effect to any changes in the aggregate amount of such LC Obligations on such date; and

               (vi) with respect to Bankers' Acceptances, the U.S. Dollar Equivalent of the aggregate outstanding face amount thereof after giving effect to any issuances, acceptances, purchases or reimbursements of Bankers' Acceptances occurring on such date.

          "U.S. DOLLAR-DENOMINATED LOAN" means any Loan that is made in U.S. Dollars in accordance with the applicable Notice of Borrowing.

          "U.S. DOLLAR EQUIVALENT" means, on any date of determination with respect to any Loan, any LC Obligation, any Bankers' Acceptance, any Commitment or any other amount determined in a currency other than U.S. Dollars, the equivalent of such amount in U.S. Dollars determined by the relevant Administrative Agent pursuant to SECTION 1.05 using the applicable Exchange Rate.

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          "U.S. DOLLARS" and the sign "US$" means lawful money of the United
States of America.

          "U.S. FOREIGN CURRENCY LC COMMITTED AMOUNT" has the meaning set forth in SECTION 2.05(b).

          "U.S. FOREIGN CURRENCY LC EXPOSURE" means at any time, the sum of (i) the U.S. Dollar Amount of the aggregate undrawn and unexpired amount of all outstanding U.S. Foreign Currency Letters of Credit at such time plus (ii) the U.S. Dollar Amount of the aggregate amount of U.S. LC Disbursements in respect of U.S. Foreign Currency Letters of Credit that have not been reimbursed at such time.

          "U.S. FOREIGN CURRENCY LETTER OF CREDIT" means a U.S. Letter of Credit denominated in an Agreed Foreign Currency.

          "U.S. GAAP" means, at any time, generally accepted accounting principles as then in effect in the United States, applied on a basis consistent (except for changes with which the Parent Borrower's independent public accountants have concurred) with the most recent audited consolidated financial statements of the Parent Borrower and its Consolidated Subsidiaries previously delivered to the Lenders.

          "U.S. ISSUING LENDER" means in the case of U.S. Letters of Credit, (i) National Bank of Canada (or any of its Affiliates), in its capacity as an issuing lender and its successor or successors in such capacity, (ii) each Person listed on SCHEDULE 2.05 hereto as the issuer of an Existing U.S. Letter of Credit, and (iii) any other U.S. Revolving Lender which the U.S. Borrower shall have designated as an "Issuing Lender" by notice to and acceptance of the Canadian Administrative Agent.

          "U.S. JOINT LEAD ARRANGERS" means Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and National Bank Financial Inc. in their respective capacities as joint lead arrangers in connection with the U.S. Revolving Loans and the Term B Loans, and "U.S. Joint Lead Arranger" means any one of them individually.

          "U.S. LC CASH COLLATERAL ACCOUNT" has the meaning set forth in the U.S. Security Agreement.

          "U.S. LC COMMITMENT" means the commitment of the U.S. Issuing Lender to issue U.S. Letters of Credit in an aggregate face amount (calculated at the U.S. Dollar Amount thereof) at any one time outstanding (together with the aggregate U.S. Dollar Amount of any unreimbursed drawings thereon) of up to the U.S. LC Committed Amount.

          "U.S. LC COMMITTED AMOUNT" has the meaning set forth in
SECTION 2.05(b).

          "U.S. LC DISBURSEMENT" means a payment or disbursement made by a U.S. Issuing Lender pursuant to a U.S. Letter of Credit.

          "U.S. LC DOCUMENTS" means, with respect to any U.S. Letter of Credit, such U.S. Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor and any agreements, instruments, guaranties or other documents (whether general in application or applicable only to such U.S. Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or at risk or (ii) any collateral security for such obligations.

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          "U.S. LC OBLIGATIONS" means at any time, the sum of (i) the maximum
U.S. Dollar Amount which is, or at any time thereafter may become, available to be drawn under U.S. Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such U.S. Letters of Credit plus
(ii) the aggregate U.S. Dollar Amount of all U.S. LC Disbursements not yet reimbursed by the relevant Borrower as provided in SECTION 2.05(h) to the U.S. Issuing Lender in respect of drawings under U.S. Letters of Credit, including any portion of any such obligation to which a Lender has become subrogated pursuant to SECTION 2.05(i).

          "U.S. LEASED MORTGAGED PROPERTY" and "U.S. LEASED MORTGAGED PROPERTIES" have the respective meanings set forth in SECTION 4.01(j).

          "U.S. LETTER OF CREDIT" means an Existing U.S. Letter of Credit or an Additional U.S. Letter of Credit, and "U.S. LETTERS OF CREDIT" means any combination of the foregoing.

          "U.S. MORTGAGE" means (i) in the case of owned real property interests, a mortgage or deed of trust, substantially in the form of, or otherwise substantially identical in substance to, the provisions of EXHIBIT F-4 hereto, among any Credit Party, the U.S. Collateral Agent and one or more trustees, as the same may be amended, modified or supplemented from time to time, or (ii) in the case of Leaseholds, a leasehold mortgage or leasehold deed of trust, substantially in the form of, or otherwise substantially identical in substance to, the provisions of, EXHIBIT F-5 hereto, among any Credit Party, the U.S. Collateral Agent and one or more trustees, as the same may be amended, modified or supplemented from time to time.

          "U.S. OWNED MORTGAGED PROPERTY" and "U.S. OWNED MORTGAGED PROPERTIES" have the respective meanings set forth in SECTION 4.01(j).

          "U.S. PATRIOT ACT" means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56 (signed into Law October 26, 2001)), as the same may be amended, supplemented, modified, replaced or otherwise in effect from time to time.

          "U.S. REVOLVING BORROWING" means a Borrowing comprised of U.S. Revolving Loans and identified as such in the Notice of Borrowing with respect thereto.

          "U.S. REVOLVING COMMITMENT" means, with respect to any U.S. Revolving Lender, the commitment of such U.S. Revolving Lender, in an aggregate principal amount at any time outstanding of up to such U.S. Revolving Lender's U.S. Revolving Commitment Percentage of the U.S. Revolving Committed Amount, (i) to make U.S. Revolving Loans in accordance with the provisions of SECTION 2.01(a)(i), (ii) to purchase Participation Interests in U.S. Swingline Loans in accordance with the provisions of SECTION 2.01(d) and (iii) to purchase Participation Interests in U.S. Letters of Credit in accordance with the provisions of SECTION 2.05(d).

          "U.S. REVOLVING COMMITMENT PERCENTAGE" means, for each U.S. Revolving Lender, the percentage identified as its U.S. Revolving Commitment Percentage on
SCHEDULE 1.01A hereto, as such percentage may be modified in connection with any assignment made in accordance with the provisions of SECTION 10.06(b).

          "U.S. REVOLVING COMMITTED AMOUNT" means US$250,000,000 or such lesser or greater amount to which the U.S. Revolving Committed Amount may be adjusted pursuant to SECTION 2.11.

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          "U.S. REVOLVING CREDIT EXPOSURE" has the meaning set forth in the definition of "REQUIRED U.S. REVOLVING LENDERS" contained in this SECTION 1.01.

          "U.S. REVOLVING LENDER" means each Lender identified in SCHEDULE 1.01A as having a U.S. Revolving Commitment and each Eligible Assignee which acquires a U.S. Revolving Commitment or U.S. Revolving Loan pursuant to SECTION 10.06(b) and their respective successors.

          "U.S. REVOLVING LOAN" means a Loan made to the U.S. Borrower under
SECTION 2.01(a)(i).

          "U.S. REVOLVING NOTE" means a promissory note, substantially in the form of EXHIBIT B-1 hereto, evidencing the obligation of the U.S. Borrower to repay outstanding U.S. Revolving Loans, as such note may be amended, supplemented, extended, renewed or replaced from time to time.

          "U.S. REVOLVING OUTSTANDINGS" means at any date the aggregate U.S. Dollar Amount of all outstanding U.S. Revolving Loans and U.S. Swingline Loans plus the aggregate U.S. Dollar Amount of all U.S. LC Obligations.

          "U.S. SECURITY AGREEMENT" means the U.S. Security Agreement, substantially in the form of EXHIBIT F-2 hereto, dated as of the date hereof among the Parent Borrower, the U.S. Borrower, the U.S. Subsidiary Guarantors and the U.S. Collateral Agent, as the same may be amended, modified or supplemented from time to time.

          "U.S. SUBSIDIARY" means with respect to any Person each Subsidiary of such Person which is organized under the laws of the United States or any political subdivision or territory thereof, and "U.S. SUBSIDIARIES" means any two or more of them.

          "U.S. SUBSIDIARY BORROWER" means any U.S. Subsidiary of the Parent Borrower designated as a U.S. Subsidiary Borrower by the Parent Borrower pursuant to SECTION 2.16 that has not ceased to be a U.S. Subsidiary Borrower pursuant to such Section.

          "U.S. SUBSIDIARY GUARANTOR" means each Subsidiary of the Parent Borrower existing on the Closing Date (other than a Canadian Subsidiary or a Foreign Subsidiary) and each Subsidiary of the Parent Borrower (other than a Canadian Subsidiary or a Foreign Subsidiary, except to the extent otherwise provided in SECTION 6.10(d)) that becomes a party to a Guaranty guaranteeing the obligations of the Borrowers after the Closing Date (by execution of an Accession Agreement referring to such Guaranty or otherwise), and "U.S. SUBSIDIARY GUARANTORS" means any two or more of them.

          "U.S. SWINGLINE COMMITMENT" means the agreement of the U.S. Swingline Lender to make Loans pursuant to SECTION 2.01(d).

          "U.S. SWINGLINE COMMITTED AMOUNT" means US$35,000,000 (or such other amount not in excess of US$35,000,000 as the U.S. Borrower and the U.S. Swingline Lender may agree from time to time), as such U.S. Swingline Committed Amount may be reduced pursuant to SECTION 2.11.

          "U.S. SWINGLINE LENDER" means Bank of America, N.A., in its capacity as the U.S. Swingline Lender under SECTION 2.01(d), and its successor or successors in such capacity.

          "U.S. SWINGLINE LENDER'S BRANCH" means a branch of the U.S. Swingline Lender located in the United States, as the U.S. Swingline Lender may specify from time to time.

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          "U.S. SWINGLINE LOAN" means a Base Rate Loan made by the U.S.
Swingline Lender pursuant to SECTION 2.01(d), and "U.S. SWINGLINE LOANS" means any two or more of such Base Rate Loans.

          "U.S. SWINGLINE NOTE" means a promissory note, substantially in the form of EXHIBIT B-5 hereto, evidencing the obligation of the U.S. Borrower to repay outstanding U.S. Swingline Loans, as such note may be amended, modified, supplemented, extended, renewed or replaced from time to time.

          "U.S. SWINGLINE TERMINATION DATE" means the earlier of (i) the fifth Business Day prior to the Revolving Termination Date (or, if such day is not a Business Day, the next preceding Business Day) or such earlier date upon which the U.S. Revolving Commitments shall have been terminated in their entirety in accordance with this Agreement and (ii) the date on which the U.S. Swingline Commitment is terminated in its entirety in accordance with this Agreement.

          "WELFARE PLAN" means a "welfare plan" as such term is defined in
SECTION 3(1) of ERISA.

          "WHOLLY-OWNED CANADIAN SUBSIDIARY" means, with respect to any Person at any date, any Wholly-Owned Subsidiary of such Person that is a Canadian Subsidiary.

          "WHOLLY-OWNED FOREIGN SUBSIDIARY" means, with respect to any Person at any date, any Wholly-Owned Subsidiary of such Person that is a Foreign Subsidiary.

          "WHOLLY-OWNED SUBSIDIARY" means, with respect to any Person at any date, any Subsidiary of such Person, all of the shares of capital stock or other ownership interests of which (except (x) directors' qualifying shares and (y) Equity Interests or other ownership interests of a Securitization Entity issued to a Person other than the Parent Borrower or a Wholly Owned Subsidiary of the Parent Borrower in connection with a Permitted Securitization Transaction for the purpose of establishing independence and not in order to provide substantive economic or controlling voting interests to such Person) are at the time directly or indirectly owned by such Person.

          "WHOLLY-OWNED U.S. SUBSIDIARY" means, with respect to any Person at any date, any Wholly-Owned Subsidiary of such Person that is a U.S. Subsidiary.

          SECTION 1.02 COMPUTATION OF TIME PERIODS AND OTHER DEFINITIONAL PROVISIONS. For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding". All references to time herein shall be references to Eastern Standard time or Eastern Daylight time, as the case may be, unless specified otherwise. References in this Agreement to Articles, Sections, Schedules, Appendices or Exhibits shall be to Articles, Sections, Schedules, Appendices or Exhibits of or to this Agreement unless otherwise specifically provided. The definitions in SECTION 1.01 shall apply equally to both the singular and plural forms of the terms defined.

          SECTION 1.03 ACCOUNTING TERMS AND DETERMINATIONS. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared in accordance with GAAP applied on a consistent basis; PROVIDED that, the delivery by the Parent Borrower of financial statements in accordance with GAAP shall be accompanied by reconciliation with U.S. GAAP reasonably satisfactory to the Administrative Agents in order to satisfy the requirements of this sentence and any other provision of this Agreement requiring the delivery of financial statements in accordance with GAAP. All financial statements delivered to the Lenders hereunder shall be accompanied by a statement from the Parent Borrower that GAAP has not changed since the most recent

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financial statements delivered by the Parent Borrower to the Lenders or if GAAP has changed describing such changes in detail and explaining how such changes affect the financial statements. All calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to SECTION 6.01 (or, prior to the delivery of the first financial statements pursuant to SECTION 6.01, consistent with the financial statements described in
SECTION 5.05(a) (but without giving effect to any deviations from GAAP disclosed therein);); PROVIDED, HOWEVER, if (i) the Parent Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (ii) any of the Administrative Agents or the Required Lenders shall so object in writing within 60 days after delivery of such financial statements (or after the Lenders have been informed of the change in GAAP affecting such financial statements, if later), then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Parent Borrower to the Lenders as to which no such objection shall have been made. If any determination hereunder is required by the terms hereof to be made for a period of four consecutive fiscal quarters at a time at which fewer than four full fiscal quarters have elapsed since the Closing Date, such determination shall (except as otherwise expressly provided herein) be made for the period elapsed from the Closing Date through the most recent fiscal quarter then ended (annualized on a simple arithmetic basis, if such determination is to be used in a ratio with a balance sheet item). Any financial ratios required to be maintained by any Group Company pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

          SECTION 1.04 CLASSES AND TYPES OF BORROWINGS. The term "BORROWING" denotes the aggregation of Loans of one or more Lenders made to a Borrower pursuant to ARTICLE II on the same date, all of which Loans are of the same Class, Type and currency (subject to ARTICLE III) and, in the case of Eurodollar Loans, have the same initial Interest Period. Loans hereunder are distinguished by "Class" and "Type". The "CLASS" of a Loan (or of a Commitment to make such a Loan or of a Borrowing comprised of such Loans) refers to whether such Loan is a U.S. Revolving Loan, a Canadian Revolving Loan, a Term A Loan or a Term B Loan. The "TYPE" of a Loan or any other Credit Extension refers to whether such Loan or such other Credit Extension is a Eurodollar Loan, a C$ Prime Loan, a Bankers' Acceptance or a Base Rate Loan. Identification of a Loan (or a Borrowing) by both Class and Type (e.g., a "Term A Eurodollar Loan") indicates that such Loan is a Loan of both such Class and such Type (e.g., both a Term A Loan and a Eurodollar Loan) or that such Borrowing is comprised of such Loans.

          SECTION 1.05 EXCHANGE RATES. On each Currency Calculation Date, the Canadian Administrative Agent shall determine the applicable Exchange Rates as of such Currency Calculation Date used for calculating relevant U.S. Dollar Equivalents or Canadian Dollar Equivalents. The Exchange Rates so determined shall become effective on the relevant Currency Calculation Date (a "RESET DATE"), shall remain effective until the next succeeding Reset Date and shall for all purposes of this Agreement (other than provisions expressly requiring the use of a current Exchange Rate) be the Exchange Rates employed in converting any amounts between U.S. Dollars, Canadian Dollars and Agreed Foreign Currency. Whenever in this Agreement in connection with a Borrowing, conversion or continuation of a Loan, the issuance or extension of a Letter of Credit or the issuance or acceptance of a Bankers' Acceptance: (a) an amount, such as a required minimum or multiple amount, is expressed in U.S. Dollars, but such Borrowing, Loan, Letter of Credit or Bankers' Acceptance is denominated in currency other than U.S. Dollars, such amount shall be the relevant equivalent in such currency of such U.S. Dollar Amount (rounded to the nearest 1,000th unit of such currency), as determined by the Canadian Administrative Agent and (b) an amount, such as a required minimum or multiple amount, is expressed in Canadian Dollars, but such Borrowing, Loan or Letter of Credit is denominated in currency other than

                                      -54-
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Canadian Dollars, such amount shall be the relevant equivalent in U.S. Dollars of such Canadian Dollar Amount (rounded to the nearest 1,000th unit of such currency), as determined by the Canadian Administrative Agent.

          SECTION 1.06 CURRENCY CONVERSION.

          (a) If more than one currency or currency unit are at the same time recognized by the central bank of any country as the lawful currency of that country, then (i) any reference in the Senior Finance Documents to, and any obligations arising under the Senior Finance Documents in, the currency of that country shall be translated into or paid in the currency or currency unit of that country designated by the relevant Administrative Agent and (ii) any translation from one currency or currency unit to another shall be at the official rate of exchange recognized by the central bank of the relevant country for conversion of that currency or currency unit into the other, rounded up or down by the Administrative Agents as they deem appropriate.

          (b) If a change in any currency of a country occurs, this Agreement shall be amended (and each party hereto agrees to enter into any supplemental agreement necessary to effect any such amendment) to the extent that the Administrative Agents specify to be necessary to reflect the change in currency and to put the Lenders in the same position, so far as possible, that they would have been in if no change in currency had occurred.

                                   ARTICLE II
                             THE CREDIT FACILITIES

          SECTION 2.01 COMMITMENTS TO LEND.

          (a) REVOLVING LOANS.

                 (i) U.S. REVOLVING LOANS. Each U.S. Revolving Lender severally agrees, on the terms and conditions set forth in this Agreement, to make Revolving Loans denominated in U.S. Dollars to the U.S. Borrower pursuant to this SECTION 2.01(a)(i) from time to time during the Availability Period in amounts such that its U.S. Revolving Outstandings shall not exceed (after giving effect to all U.S. Revolving Loans repaid, all reimbursements of U.S. LC Disbursements made, and all Refunded U.S. Swingline Loans paid concurrently with the making of any U.S. Revolving Loans) its U.S. Revolving Commitment; PROVIDED that, immediately after giving effect to each such U.S. Revolving Loan, (A) the aggregate U.S. Revolving Outstandings shall not exceed the U.S. Revolving Committed Amount and (B) with respect to each U.S. Revolving Lender individually, such Lender's outstanding U.S. Revolving Loans plus its (other than the U.S. Swingline Lender's in its capacity as such) Participation Interests in outstanding U.S. Swingline Loans plus its Participation Interests in outstanding U.S. LC Obligations shall not exceed such Lender's U.S. Revolving Commitment Percentage of the U.S. Revolving Committed Amount. Each U.S. Revolving Borrowing shall be in an aggregate principal amount of US$5,000,000 or any larger multiple of US$1,000,000 (except that any such Borrowing may be in the aggregate amount of the unused U.S. Revolving Commitments) shall be made and maintained as Base Rate Loans or Eurodollar Loans, as provided in this Agreement, and shall be made from the several U.S. Revolving Lenders ratably in proportion to their respective U.S. Revolving Commitments. Within the foregoing limits, the U.S. Borrower may borrow under this SECTION 2.01(a)(i), repay, or, to the extent permitted by
     SECTION 2.10, prepay, U.S. Revolving Loans and reborrow under this SECTION 2.01(a)(i).

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                 (ii)   CANADIAN REVOLVING LOANS. Each Canadian Revolving Lender
     severally agrees, on the terms and conditions set forth in this Agreement, to make Revolving Loans denominated either in Canadian Dollars or in U.S. Dollars to the Parent Borrower pursuant to this SECTION 2.01(a)(ii) from time to time during the Availability Period in amounts such that its Canadian Revolving Outstandings shall not exceed (after giving effect to all Canadian Revolving Loans repaid, all reimbursements of Canadian LC Disbursements made, all Canadian Swingline Loans that are Refunded
     Swingline Loans paid and Bankers' Acceptances made concurrently with the making of any Canadian Revolving Loans) its Canadian Revolving Commitment; PROVIDED that, immediately after giving effect to each such Revolving Loan,
     (A) the aggregate Canadian Revolving Outstandings shall not exceed the Canadian Revolving Committed Amount and (B) with respect to each Canadian Revolving Lender individually, the U.S. Dollar Amount of such Lender's outstanding Canadian Revolving Loans plus the aggregate undiscounted U.S. Dollar Amount of all outstanding Bankers' Acceptances accepted by it plus (other than the Canadian Swingline Lender's in its capacity as such) the U.S. Dollar Amount of Participation Interests in outstanding Canadian Swingline Loans plus the U.S. Dollar Amount of its Participation Interests in outstanding Canadian LC Obligations shall not exceed such Lender's Canadian Revolving Commitment Percentage of the Canadian Revolving
     Committed Amount. Each Canadian Revolving Borrowing shall be in an aggregate principal amount of C$5,000,000 or any larger multiple of C$1,000,000, in the case of C$ Prime Loans, and US$5,000,000 or any larger multiple of US$1,000,000, in the case of U.S. Dollar-Denominated Loans (except in each case that any such Borrowing may be in the aggregate amount of the unused Canadian Revolving Commitments), shall be made and maintained as C$ Prime Loans, Base Rate Loans or Eurodollar Loans, as provided in this Agreement, and shall be made from the several Canadian Revolving Lenders ratably in proportion to their respective Canadian Revolving Commitments. Within the foregoing limits, the Parent Borrower may borrow under this
     SECTION 2.01(a)(ii), repay, or, to the extent permitted by SECTION 2.10, prepay, Canadian Revolving Loans and reborrow under this SECTION 2.01(a)(ii).

          (b) TERM A LOANS. Each Term A Lender severally agrees, on the terms and conditions set forth in this Agreement, to make a Term A Loan to the Parent Borrower on the Closing Date in a principal amount not exceeding its Term A Commitment. The Term A Borrowing shall be made from the several Term A Lenders ratably in proportion to their respective Term A Commitments. The Term A Commitments are not revolving in nature, and amounts repaid or prepaid prior to the Term A Maturity Date may not be reborrowed. Term A Loans shall be made and maintained as U.S. Dollar-Denominated Loans.

          (c) TERM B LOANS. Each Term B Lender severally agrees, on the terms and conditions set forth in this Agreement, to make a Term B Loan to the Parent Borrower on the Closing Date in a principal amount not exceeding its Term B Commitment. The Term B Borrowing shall be made from the several Term B Lenders ratably in proportion to their respective Term B Commitments. The Term B Commitments are not revolving in nature, and amounts repaid or prepaid prior to the Term B Maturity Date may not be reborrowed. Term B Loans shall be made and maintained as U.S. Dollar-Denominated Loans.

          (d) SWINGLINE LOANS.

                 (i) The U.S. Swingline Lender agrees, on the terms and subject to the conditions set forth herein and in the other Senior Finance Documents, to make a portion of the U.S. Revolving Commitments available to the U.S. Borrower from time to time during the Availability Period by making U.S. Swingline Loans to the U.S. Borrower in U.S. Dollars (each such loan, a "U.S. SWINGLINE LOAN" and, collectively, the "U.S. SWINGLINE LOANS"); PROVIDED that

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     (A) the aggregate principal amount of the U.S. Swingline Loans outstanding at any one time shall not exceed the U.S. Swingline Committed Amount, (B) with regard to each Revolving Lender individually (other than the Swingline Lender in its capacity as such), such Revolving Lender's outstanding U.S. Revolving Loans plus its Participation Interests in outstanding U.S. Swingline Loans plus its Participation Interests in outstanding U.S. LC Obligations shall not at any time exceed such Revolving Lender's U.S. Revolving Commitment Percentage of the U.S. Revolving Committed Amount, (C) with regard to the U.S. Revolving Lenders collectively, the sum of the aggregate principal amount of Swingline Loans outstanding plus the aggregate amount of U.S. Revolving Loans outstanding plus the aggregate amount of U.S. LC Obligations outstanding shall not exceed the U.S. Revolving Committed Amount and (D) the U.S. Swingline Committed Amount shall not exceed the aggregate of the U.S. Revolving Commitments then in effect. U.S. Swingline Loans shall be made and maintained as Base Rate Loans and may be repaid and reborrowed in accordance with the provisions hereof prior to the U.S. Swingline Termination Date. U.S. Swingline Loans may be made notwithstanding the fact that such U.S. Swingline Loans, when aggregated with the Swingline Lender's other U.S. Revolving Outstandings, exceeds its U.S. Revolving Commitment. The proceeds of a U.S. Swingline Borrowing may not be used, in whole or in part, to refund any prior U.S. Swingline Borrowing. Notwithstanding anything to the contrary contained in this SECTION 2.01(d)(i), (i) the U.S. Swingline Lender shall not be obligated to make any U.S. Swingline Loans for so long as a Failed Loan has not been made in full unless the U.S. Swingline Lender has entered into arrangements satisfactory to it and the U.S. Borrower to eliminate the U.S. Swingline Lender's risk with respect to the Defaulting Lender's or Defaulting Lenders' participation in such U.S. Swingline Loans, including by cash collateralizing such Defaulting Lender's or Defaulting Lenders' U.S. Revolving Commitment Percentage of the outstanding U.S. Swingline Loans, and (ii) the U.S. Swingline Lender shall not make any U.S. Swingline Loan after it has received written notice from the U.S. Borrower, any other Credit Party or the Required Lenders stating that a Default or an Event of Default exists and is continuing until such time as the U.S. Swingline Lender shall have received written notice (A) of rescission of all such notices from the party or parties originally delivering such notice or notices or (B) of the waiver of such Default or Event of Default by the Required Lenders.

                 (ii) The Canadian Swingline Lender agrees, on the terms and subject to the conditions set forth herein and in the other Senior Finance Documents, to make a portion of the Canadian Revolving Commitments available to the Parent Borrower from time to time during the Availability Period by making Canadian Swingline Loans to the Parent Borrower either in Canadian Dollars or in U.S. Dollars (each such loan, a "CANADIAN SWINGLINE LOAN" and, collectively, the "CANADIAN SWINGLINE LOANS"); PROVIDED that (A) the U.S. Dollar Amount of the Canadian Swingline Loans outstanding at any one time shall not exceed the Canadian Swingline Committed Amount, (B) with regard to each Revolving Lender individually (other than the Swingline Lender in its capacity as such), the U.S. Dollar Amount of such Revolving Lender's outstanding Canadian Revolving Loans plus the aggregate undiscounted U.S. Dollar Amount of all outstanding Bankers' Acceptances accepted by it plus the U.S. Dollar Amount of its Participation Interests in outstanding Canadian Swingline Loans plus the U.S. Dollar Amount of its Participation Interests in outstanding Canadian LC Obligations shall not at any time exceed such Revolving Lender's Canadian Revolving Commitment Percentage of the Canadian Revolving Committed Amount, (C) with regard to the Canadian Revolving Lenders collectively, the sum of the U.S. Dollar Amount of Canadian Swingline Loans outstanding plus the U.S. Dollar Amount of Canadian Revolving Loans outstanding plus the aggregate undiscounted U.S. Dollar Amount of all outstanding Bankers' Acceptances accepted by them plus the U.S. Dollar Amount of Canadian LC Obligations outstanding shall not exceed the Canadian Revolving Committed Amount and (D) the Canadian Swingline Committed Amount shall not exceed the aggregate of the Canadian Revolving Commitments then in effect. Canadian Swingline Loans

                                      -57-
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     shall be made and maintained as C$ Prime Loans or Base Rate Loans, as provided in this Agreement and may be repaid and reborrowed in accordance with the provisions hereof prior to the Canadian Swingline Termination Date. Canadian Swingline Loans may be made notwithstanding the fact that the Canadian Dollar Amount of such Canadian Swingline Loans, when aggregated with the Canadian Swingline Lender's other Canadian Revolving Outstandings, exceeds its Canadian Revolving Commitment. The proceeds of a Canadian Swingline Borrowing may not be used, in whole or in part, to refund any prior Canadian Swingline Borrowing. Notwithstanding anything to the contrary contained in this SECTION 2.01(d)(ii), (i) the Canadian Swingline Lender shall not be obligated to make any Canadian Swingline Loans for so long as a Failed Loan has not been made in full unless the Canadian Swingline Lender has entered into arrangements satisfactory to it and the Parent Borrower to eliminate the Canadian Swingline Lender's risk with respect to the Defaulting Lender's or Defaulting Lenders' participation in such Canadian Swingline Loans, including by cash collateralizing such Defaulting Lender's or Defaulting Lenders' Canadian Revolving Commitment Percentage of the outstanding Canadian Swingline Loans, and (ii) the Canadian Swingline Lender shall not make any Canadian Swingline Loan after it has received written notice from the Parent Borrower, any other Credit Party or the Required Lenders stating that a Default or an Event of Default exists and is continuing until such time as the Canadian Swingline Lender shall have received written notice (A) of rescission of all such notices from the party or parties originally delivering such notice or notices or (B) of the waiver of such Default or Event of Default by the Required Lenders.

                 (iii) The principal amount of all Swingline Loans shall be due and payable on the earliest of (A) subject to CLAUSE (iv) below, the maturity date agreed to by the relevant Swingline Lender and the U.S. Borrower or the Parent Borrower (as applicable) with respect to such Swingline Loan (which maturity date shall be no later than the last Business Day of the week during which such Swingline Loan was made); (B) the U.S. Swingline Termination Date or Canadian Swingline Termination Date (as applicable), (C) the occurrence of an Event of Default under SECTION 8.01(f) hereof with respect to the U.S. Borrower or the Parent Borrower or
     (D) the acceleration of any Loan or the termination of the U.S. Revolving Commitments or Canadian Revolving Commitments pursuant to SECTION 8.02.

                 (iv) With respect to any Swingline Loans that have not been prepaid by the U.S. Borrower or the Parent Borrower, as applicable, or paid by the U.S. Borrower or the Parent Borrower, as applicable, when due under CLAUSE (iii) above, the relevant Swingline Lender (by request to the Canadian Administrative Agent) or the Canadian Administrative Agent at any time may, and shall at any time where Swingline Loans in an amount of (x) US$7,500,000 or more, in the case of the Canadian Swingline Loans, or (y) US$17,500,000 or more, in the case of the U.S. Swingline Loans, shall have been outstanding, on the last Business Day of any week, on one Business Day's prior notice, require each U.S. Revolving Lender or Canadian Revolving Lender (as the case may be), including the relevant Swingline Lender, and each such Lender hereby agrees, subject to the provisions of this SECTION 2.01(d), to make a U.S. Revolving Loan or a Canadian Revolving Loan, as applicable (each of which shall be initially funded as a Base Rate Loan or a C$ Prime Loan, as applicable), in an amount equal to such Lender's U.S. Revolving Commitment Percentage or Canadian Revolving Commitment Percentage (as applicable) of the amount of the relevant Swingline Loans (the "REFUNDED SWINGLINE LOANS") outstanding on the date notice is given.

                 (v) In the case of U.S. Revolving Loans or Canadian Revolving Loans made by Lenders other than the relevant Swingline Lender, in each case, under CLAUSE (iv) above, each such Revolving Lender shall make the amount of its U.S. Revolving Loan or Canadian Revolving Loan, as the case may be, available to the Canadian Administrative Agent in each case in same

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     day funds, at the Canadian Administrative Agent's Office, not later than
     1:00 P.M. on the Business Day next succeeding the date such notice is given. The proceeds of such Revolving Loans shall be immediately delivered to the relevant Swingline Lender (and not to any Borrower) and applied to repay the relevant Refunded Swingline Loans. On the day such Revolving Loans are made, the relevant Swingline Lender's Revolving Commitment Percentage of the Refunded Swingline Loans shall be deemed to be paid with the proceeds of such Revolving Loan made by the relevant Swingline Lender and such portion of the Swingline Loans deemed to be so paid shall no longer be outstanding as Swingline Loans and shall instead be outstanding as U.S. Revolving Loans or Canadian Revolving Loans (as the case may be). The relevant Borrower authorizes the Canadian Administrative Agent and the relevant Swingline Lender to charge the relevant Borrower's account with the Canadian Administrative Agent (up to the amount available in such account), in order to pay immediately to the relevant Swingline Lender the amount of such Refunded Swingline Loans to the extent amounts received from the U.S. Revolving Lenders or the Canadian Revolving Lenders (as the case may be), including amounts deemed to be received from the relevant Swingline Lender, are not sufficient to repay in full such Refunded Swingline Loans. If any portion of any such amount paid (or deemed to be paid) to the relevant Swingline Lender should be recovered by or on behalf of any Borrower from the relevant Swingline Lender in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all U.S. Revolving Lenders or the Canadian Revolving Lenders (as the case may be) in the manner contemplated by SECTION 2.14.

                 (vi) A copy of each notice given by a Swingline Lender pursuant to this SECTION 2.01(d) shall be promptly delivered by such Swingline Lender to the Canadian Administrative Agent and the relevant Borrower. Upon the making of a U.S. Revolving Loan by a U.S. Revolving Lender or a Canadian Revolving Loan by a Canadian Revolving Lender pursuant to this SECTION 2.01(d), the amount so funded shall no longer be owed in respect of their Participation Interest in the related Refunded Swingline Loans.

                 (vii) If as a result of any bankruptcy or similar proceeding, U.S. Revolving Loans or Canadian Revolving Loans are not made pursuant to this SECTION 2.01(d) sufficient to repay any amounts owed to the relevant Swingline Lender as a result of a nonpayment of outstanding U.S. Swingline Loans or Canadian Swingline Loans (as the case may be), each U.S. Revolving Lender or Canadian Revolving Lender, in each case, agrees to purchase, and shall be deemed to have purchased, a participation in such outstanding Swingline Loans in an amount equal to its U.S. Revolving Commitment Percentage or Canadian Revolving Commitment Percentage of the unpaid amount together with accrued interest thereon. Upon one Business Day's notice from the relevant Swingline Lender, each U.S. Revolving Lender or each Canadian Revolving Lender, as the case may be, shall deliver to the relevant Swingline Lender an amount equal to its respective Participation Interest in such Swingline Loans in same day funds at the office of the relevant Swingline Lender specified or referred to in SECTION 10.01. In order to evidence such Participation Interest each U.S. Revolving Lender or each Canadian Revolving Lender, as the case may be, agrees to enter into a participation agreement at the request of the relevant Swingline Lender in form and substance reasonably satisfactory to all parties. In the event any U.S. Revolving Lender or any Canadian Revolving Lender, as the case may be, fails to make available to the relevant Swingline Lender the amount of such U.S. Revolving Lender's Participation Interest or such Canadian Revolving Lender's Participation Interest (as the case may be) as provided in this
     SECTION 2.0l(d)(vii), the relevant Swingline Lender shall be entitled to recover such amount on demand from the relevant Revolving Lender together with interest at the customary rate set by the relevant Swingline Lender for correction of errors among banks in New York City, in the case of U.S. Swingline Loans, or Montreal, Quebec, in the case of Canadian Swingline Loans, for one Business Day and thereafter at the Base Rate plus the then Applicable

                                      -59-
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     Margin for Base Rate Loans (in the case of U.S. Swingline Loans) and at the
     C$ Prime Rate plus the then Applicable Margin for C$ Prime Loans or at the Base Rate plus the then Applicable Margin for Base Rate Loans, as the case may be (in the case of Canadian Swingline Loans).

                 (viii) Each U.S. Revolving Lender's obligation to make U.S. Revolving Loans or Canadian Revolving Lender's obligation to make Canadian Revolving Loans each pursuant to CLAUSE (v) above and to purchase Participation Interests in outstanding Swingline Loans pursuant to CLAUSE
     (vii) above shall be absolute and unconditional and shall not be affected by any circumstance, including (without limitation) (i) any set-off, counterclaim, recoupment, defense or other right which such Revolving Lender or any other Person may have against the relevant Swingline Lender, the U.S. Borrower, the Parent Borrower or any other Credit Party, (ii) the occurrence or continuance of a Default or an Event of Default or the termination or reduction in the amount of the U.S. Revolving Commitments or Canadian Revolving Commitments after any such Swingline Loans were made,
     (iii) any adverse change in the condition (financial or otherwise) of the U.S. Borrower or the Parent Borrower or any other Person, (iv) any breach of this Agreement or any other Finance Document by the U.S. Borrower or the Parent Borrower or any other Lender, (v) whether any condition specified in
     ARTICLE IV is then satisfied or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the forgoing. If such Lender does not pay such amount forthwith upon the relevant Swingline Lender's demand therefor, and until such time as such Lender makes the required payment, the relevant Swingline Lender shall be deemed to continue to have outstanding Swingline Loans in the amount of such unpaid Participation Interest for all purposes of the Finance Documents other than those provisions requiring the other Lenders to purchase a participation therein. Further, such Lender shall be deemed to have assigned any and all payments made of principal and interest on its Loans, and any other amounts due to it hereunder to the relevant Swingline Lender to fund Swingline Loans in the amount of the Participation Interest in Swingline Loans that such Lender failed to purchase pursuant to this SECTION 2.0l(d)(vi) until such amount has been purchased (as a result of such assignment or otherwise).

          SECTION 2.02 NOTICE OF BORROWINGS.

          (a) BORROWINGS OF U.S. DOLLAR-DENOMINATED LOANS OTHER THAN SWINGLINE LOANS. Except in the case of Swingline Loans, the relevant Borrower shall give the Term B Administrative Agent (in the case of a Term B Borrowing) or the Canadian Administrative Agent (in the case of a U.S. Revolving Borrowing, a Canadian Revolving Borrowing comprised of U.S. Dollar-Denominated Loans or a Term A Borrowing) a Notice of Borrowing not later than 10:00 A.M. on (i) the Business Day immediately preceding each Base Rate Borrowing and (ii) the third Business Day before each Borrowing of Eurodollar Loans, specifying:

                           (A) the date of such Borrowing, which shall be a Business Day;

                           (B)  the aggregate principal amount of such
          Borrowing;

                           (C)  the Class and initial Type of the Loans
          comprising such Borrowing; and

                           (d) in the case of a Eurodollar Borrowing, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period and to
          SECTION 2.07(a).

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If the duration of the initial Interest Period is not specified with respect to any requested Eurodollar Borrowing, then the relevant Borrower shall be deemed to have selected an initial Interest Period of one month, subject to the provisions of the definition of Interest Period and to SECTION 2.07(a).

          (b) SWINGLINE BORROWINGS. The Parent Borrower or the U.S. Borrower (as applicable) shall request a Swingline Loan by way of an overdraft in the applicable Borrower's Accounts opened for such purpose with the Canadian Swingline Lender or the U.S. Swingline Lender (as applicable), accompanied, in the case of the U.S. Swingline Loans only, by notice by 1:00 p.m. (New York) time or Montreal, Quebec, time as applicable) of the date of each Swingline Borrowing by telephone followed by facsimile, up to a maximum outstanding amount of such overdraft not exceeding the Canadian Swingline Committed Amount or the U.S. Swingline Committed Amount, as the case may be. Any check, payment instruction or debit authorization drawn on or made to the relevant Swingline Lender from the relevant Borrower resulting in an overdraft in any such account will be deemed to be a request (a "SWINGLINE LOAN REQUEST") for such Swingline Loan in an amount that is sufficient to cover such overdraft. Each Canadian Swingline Loan shall be made as either a C$ Prime Loan or a U.S. Dollar Denominated Base Rate Loan and each U.S. Swingline Loan shall be made as a U.S. Dollar Denominated Base Rate Loan. Subject to SECTION 2.0l(d)(iii), each Swingline Loan shall have such maturity date as agreed to by the relevant Swingline Lender and the Parent Borrower or the U.S. Borrower (as the case may be) upon receipt by the relevant Swingline Lender of the Swingline Loan Request from the Parent Borrower or the U.S. Borrower (as the case may be). Notwithstanding the foregoing the notice required in the first sentence of this
SECTION 2.02(b) shall not be required at any time after all of the cash management agreements, including all treasury, depositary, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements, in connection with the Senior Finance Documents have been concentrated under Bank of America, N.A. or its Affiliate, Fleet National Bank.

          (c) BORROWINGS OF C$ PRIME LOANS OTHER THAN CANADIAN SWINGLINE LOANS. The Parent Borrower shall give the Canadian Administrative Agent a Notice of Borrowing no later than 10:00 A.M. (Montreal, Canada time) one Business Day prior to each Borrowing of C$ Prime Loans. Each such Notice of Borrowing shall be irrevocable and shall specify:

                           (A) the date of such Borrowing, which shall be a Business Day; and

                           (B)  the aggregate principal amount of such
          Borrowing.

          SECTION 2.03 NOTICE TO LENDERS; FUNDING; OF LOANS.

          (a) NOTICE TO LENDERS. Upon receipt of a Notice of Borrowing, the Term B Administrative Agent (in the case of Term B Loans) or the Canadian Administrative Agent (in the case of U.S. Revolving Loans, Canadian Revolving Loans or Term A Loans) shall promptly notify each Lender of such Lender's ratable share (if any) of the Borrowing referred to therein, and such Notice of Borrowing shall not thereafter be revocable by the relevant Borrower.

          (b) FUNDING OF LOANS.

                 (i) On the date of each Borrowing (other than a Swingline Borrowing), each Lender participating therein shall: (A) if such Borrowing is to be made in U.S. Dollars, make available its share of such Borrowing in U.S. Dollars no later than 11:00 A.M. (New York time), in Federal (U.S. or Canadian, as applicable) or other immediately available funds, to the relevant Administrative Agent at such Administrative Agent's Administrative Office or (B) if such Borrowing is a Borrowing of C$ Prime Loans, make available its share of such Borrowing in Canadian Dollars no later than 11:00 A.M. (Montreal, Canada time), in immediately available

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     funds, to the Canadian Administrative Agent at the Canadian Administrative
     Agent's Office. Unless the Term B Administrative Agent or Canadian Administrative Agent, as applicable, determines that any applicable condition specified in ARTICLE IV has not been satisfied, the Term B Administrative Agent or the Canadian Administrative Agent, as applicable, shall, by 2:30 P.M., credit the amounts so received to the applicable Borrower's Account or, if a Borrowing shall not occur on such date because any condition precedent herein shall not have been met, promptly return the amounts received from the Lenders in like funds.

                 (ii) Not later than 3:00 P.M. on the date of each Swingline Borrowing, the relevant Swingline Lender shall, unless the Canadian Administrative Agent shall have notified such Swingline Lender that any applicable condition specified in SECTION 4.02 has not been satisfied, make available the amount of such Swingline Borrowing, in Federal (U.S. or Canadian, as applicable) or other immediately available funds, to the Parent Borrower or U.S. Borrower (as applicable) to the applicable Borrower's Account.

          (c) FUNDING BY ADMINISTRATIVE AGENTS IN ANTICIPATION OF AMOUNTS DUE FROM THE LENDERS. Unless the relevant Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Term B Administrative Agent or the Canadian Administrative Agent, as applicable, such Lender's share of such Borrowing, such Administrative Agent may assume that such Lender has made such share available to such Administrative Agent on the date of such Borrowing in accordance with SUBSECTION (b) of this SECTION, and such Administrative Agent may, in reliance upon such assumption, make available to the relevant Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have made such share available to the relevant Administrative Agent, such Lender and the relevant Borrower severally agree to repay to the relevant 'Administrative Agent forthwith on demand such corresponding amount, together with interest thereon for each day from the date such amount is made available to the relevant Borrower until the date such amount is repaid to the relevant Administrative Agent at (i) a rate per annum equal to the higher of the Federal Funds Rate (if such Borrowing is in U.S. Dollars) or CDOR Rate (if such Borrowing is in Canadian Dollars), plus 1.0% and the interest rate applicable thereto pursuant to SECTION 2.07, in the case of the relevant Borrower, and (ii) the Federal Funds Rate (if such Borrowing is in U.S. Dollars) or CDOR Rate (if such Borrowing is in Canadian Dollars), plus in each case 1.0%, in the case of such Lender. If such Lender shall repay to the relevant Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Loan included in such Borrowing for purposes of this Agreement.

          (d) OBLIGATIONS OF LENDERS SEVERAL. The failure of any Lender to make a Loan required to be made by it as part of any Borrowing hereunder shall not relieve any other Lender of its obligation, if any, hereunder to make any Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on such date of Borrowing.

          (e) FAILED LOANS. If any Lender shall fail to make any Loan (a "FAILED LOAN") which such Lender is otherwise obligated hereunder to make to any Borrower on the date of Borrowing thereof, and the Term B Administrative Agent or the Canadian Administrative Agent, as the case may be, shall not have received notice from any Borrower or the required percentage of Lenders of the relevant Class or shall not otherwise be aware that any condition precedent to the making of the Failed Loan has not been satisfied, then, until such Lender shall have made or be deemed to have made (pursuant to the last sentence of this SUBSECTION (e)) the Failed Loan in full or the Term B Administrative Agent or the Canadian Administrative Agent, as the case may be, shall have received notice from any Borrower or the required percentage of Lenders that any condition precedent to the making of the Failed Loan was not satisfied at the time the Failed Loan was to have been made, whenever the Term B Administrative Agent or the Canadian Administrative Agent, as applicable, shall receive any amount from the relevant Borrower for the account of such Lender, (i) the amount so received (up to the amount of such Failed Loan) will, upon receipt by the relevant Administrative Agent be deemed to have been paid to the Lender in satisfaction of the obligation for which paid, without actual disbursement of such amount to the Lender, (ii) the Lender will be deemed to have made the same amount available to the Term B Administrative Agent or the Canadian Administrative Agent, as applicable, for disbursement as a Loan to the relevant Borrower (up to the amount of such Failed Loan) and (iii) the Term B Administrative Agent or the Canadian Administrative Agent, as applicable, will disburse such amount (up to the amount of the Failed Loan) to the relevant Borrower or, if the Term B Administrative Agent or the Canadian Administrative Agent, as applicable, has previously made such amount available to the relevant Borrower on behalf of such Lender pursuant to the provisions hereof, reimburse itself (up to the amount of the amount made available to the relevant Borrower); PROVIDED, HOWEVER, that neither the Term B Administrative Agent nor the Canadian Administrative Agent, as applicable, shall have any obligation to disburse any such amount to the relevant Borrower or otherwise apply it or deem it applied as provided herein unless the Term B Administrative Agent or the Canadian Administrative Agent, as applicable, shall have determined in its sole discretion that to so disburse such amount will not violate any law, rule, regulation or requirement applicable to it. Upon any such disbursement by the Term B Administrative Agent or the Canadian Administrative Agent, as applicable, such Lender shall be deemed to have made a Base Rate Loan of the same Class as the Failed Loan (in the case of U.S. Dollar-Denominated Loans) or a C$ Prime Loan (in the case of C$ Prime Loans) to the relevant Borrower in satisfaction, to the extent thereof, of such Lender's obligation to make the Failed Loan.

          SECTION 2.04 EVIDENCE OF LOANS.

          (a) LENDER ACCOUNTS. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness to such Lender resulting from each Loan and each Bankers' Acceptance made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

          (b) TERM B ADMINISTRATIVE AGENT/CANADIAN ADMINISTRATIVE AGENT RECORDS. Each of the Term B Administrative Agent and the Canadian Administrative Agent shall maintain accounts in which it will record (i) the amount (in the applicable currency) of each Loan made hereunder administered by such Agent and the currency, U.S. Dollar Amount (if applicable), Class and Type of each such Loan made and the Interest Period, if any, applicable thereto and of each Bankers' Acceptance accepted hereunder and BA Contract Period applicable thereto, (ii) the U.S. Dollar Amount (or, in the case of amounts due in respect of C$ Prime Loans or Bankers' Acceptances, the Canadian Dollar Amount) of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and (iii) the U.S. Dollar Amount (or, in the case of amounts received in respect of C$ Prime Loans or Bankers' Acceptances, the Canadian Dollar Amount) of any sum received by the Term B Administrative Agent or the Canadian Administrative Agent, as applicable, hereunder from any Borrower and each Lender's share thereof.

          (c) EVIDENCE OF DEBT. The entries made in the accounts maintained pursuant to SUBSECTIONS (a) and (b) of this SECTION 2.04 shall be prima facie evidence of the existence and amounts of the obligations therein recorded; PROVIDED, HOWEVER, that the failure of any Lender, the Term B Administrative Agent or the Canadian Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of any Borrower to repay the Loans or Bankers' Acceptances made to it in accordance with their terms.

          (d) NOTES. Notwithstanding any other provision of this Agreement, if any Lender shall request and receive a Note or Notes as provided in
SECTION 10.06 or otherwise, then the U.S. Revolving

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Loans or the Term B Loans of such Lender shall be evidenced by a single U.S.
Revolving Note or Term B Note, as applicable, in each case, substantially in the form of EXHIBIT B-1 or B-2, as applicable, payable to the order of such Lender for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Lender's U.S. Revolving Loans or Term B Loans, as applicable. If requested by the U.S. Swingline Lender, the U.S. Swingline Loans shall be evidenced by a single U.S. Swingline Note substantially in the form of EXHIBIT B-3, payable to the order of the U.S. Swingline Lender in an amount equal to the aggregate unpaid principal amount of the U.S. Swingline Loans.

          (e) NOTES FOR LOANS OF DIFFERENT TYPES. Each Lender may, by notice to the relevant Borrower and the relevant Administrative Agent request that its U.S. Revolving Loans, its U.S. Swingline Loans or its Term B Loans of a particular Type be evidenced by separate Notes in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of EXHIBIT B-1, B-2, or B-3 hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant Type and/or currency. Each reference in this Agreement to such Lender's "Note" of a particular Class shall be deemed to refer to and include any or all of such Notes, as the context may require.

          (f) NOTE ENDORSEMENTS. Each Lender having one or more Notes issued by a Borrower shall record the date, amount (in the applicable currency), currency, U.S. Dollar Amount (if applicable), Class and Type of each Loan made by it to such Borrower evidenced by such Note and the date and amount of each payment of principal made by such Borrower with respect thereto, and may, if such Lender so elects in connection with any transfer or enforcement of any Note, endorse on the reverse side or on the schedule, if any, forming a part thereof appropriate notations to evidence the foregoing information with respect to each outstanding Loan evidenced thereby; PROVIDED that the failure of any Lender to make any such recordation or endorsement, or any error therein, shall not affect the obligations of any Borrower hereunder or under any such Note. Each Lender is hereby irrevocably authorized by each Borrower so to endorse each of its Notes and to attach to and make a part of each of its Notes a continuation of any such schedule as and when required.

          SECTION 2.05 LETTERS OF CREDIT.

          (a) EXISTING LETTERS OF CREDIT. On the Closing Date, (i) each Issuing Lender that has issued an Existing U.S. Letter of Credit shall be deemed, without further action by any party hereto, to have sold to each U.S. Revolving Lender, and each such U.S. Revolving Lender shall be deemed, without further action by any party hereto, to have purchased from each such Issuing Lender, without recourse or warranty, an undivided participation interest in such Existing U.S. Letter of Credit and the related U.S. LC Obligations in the proportion its U.S. Revolving Commitment Percentage bears to the U.S. Revolving Committed Amount (although any fronting fee payable under SECTION 2.12 shall be payable directly to the Canadian Administrative Agent for the account of each applicable Issuing Lender, and the Lenders (other than the applicable Issuing Lender) shall have no right to receive any portion of such fronting fee) and any security therefor or guaranty pertaining thereto, and (ii) each Issuing Lender that has issued an Existing Canadian Letter of Credit shall be deemed, without further action by any party hereto, to have sold to each Canadian Revolving Lender, and each such Canadian Revolving Lender shall be deemed, without further action by any party thereto, to have purchased from each such Issuing Lender, without recourse or warranty, an undivided participation interest in such Existing Canadian Letter of Credit and the related Canadian LC Obligations in the proportion its Canadian Revolving Commitment Percentage bears to the Canadian Revolving Committed Amount (although any fronting fee payable under SECTION 2.12 shall be payable directly to the Canadian Administrative Agent for the account of each applicable Issuing Lender, and the Lenders (other than the applicable Issuing Lender) shall have no right to receive

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any portion of such fronting fee) and any security therefor or guaranty pertaining thereto. On and after the Closing Date, each Existing Letter of Credit shall constitute a Letter of Credit for all purposes hereof.

          (b) ADDITIONAL LETTERS OF CREDIT. Each Issuing Lender (as applicable) agrees, on the terms and conditions set forth in this Agreement, to issue Letters of Credit on a sight basis only and denominated in U.S. Dollars, Canadian Dollars or Agreed Foreign Currency, as applicable, from time to time before the 30th day prior to the Revolving Termination Date for the account, and upon the request, of the relevant Borrower and in support of (i) trade obligations of such Borrower and/or its Subsidiaries (each such letter of credit, a "TRADE LETTER OF CREDIT" and, collectively, the "TRADE LETTERS OF CREDIT"), and (ii) such other obligations of such Borrower or such Subsidiary for which Letters of Credit may be used pursuant to SECTION 5.14 hereof (each such letter of credit, a "STANDBY LETTER OF CREDIT" and, collectively, the "STANDBY LETTERS OF CREDIT"); PROVIDED that, immediately after each Letter of Credit is issued, (i) the aggregate U.S. LC Obligations shall not exceed US$130,000,000 in the case of U.S. Letters of Credit (as such amount may be adjusted from time to time pursuant to SECTION 2.11(d), the "U.S. LC COMMITTED AMOUNT"), (ii) the aggregate Canadian LC Obligations shall not exceed US$20,000,000 in the case of Canadian Letters of Credit (as such amount may be adjusted from time to time pursuant to SECTION 2.11(d), the "CANADIAN LC COMMITTED AMOUNT"), (iii) the U.S. Foreign Currency LC Exposure shall not exceed US$20,000,0000 (the "U.S. FOREIGN CURRENCY LC COMMITTED AMOUNT"), (iv) the Canadian Foreign Currency LC Exposure shall not exceed US$10,000,0000 (the "CANADIAN FOREIGN CURRENCY LC COMMITTED AMOUNT"), (v) the aggregate U.S. Revolving Outstandings shall not exceed the U.S. Revolving Committed Amount,
(vi) with respect to each individual U.S. Revolving Lender, the aggregate outstanding principal amount of the U.S. Revolving Lender's U.S. Revolving Loans plus the aggregate U.S. Dollar Amount of its Participation Interests in outstanding U.S. LC Obligations plus its (other than the U.S. Swingline Lender's) Participation Interests in outstanding U.S. Swingline Loans shall not exceed such U.S. Revolving Lender's U.S. Revolving Commitment Percentage of the U.S. Revolving Committed Amount, (vii) the aggregate Canadian Revolving Outstandings shall not exceed the Canadian Revolving Committed Amount, and
(viii) with respect to each individual Canadian Revolving Lender, the U.S. Dollar Amount of the Canadian Revolving Lender's Canadian Revolving Loans plus the U.S. Dollar Amount of its Participation Interests in outstanding Canadian LC Obligations plus the U.S. Dollar Amount of its (other than the Canadian Swingline Lender's) Participation Interests in outstanding Canadian Swingline Loans shall not exceed such Canadian Revolving Lender's Canadian Revolving Commitment Percentage of the Canadian Revolving Committed Amount.

          (c) METHOD OF ISSUANCE OF LETTERS OF CREDIT. The relevant Borrower shall give the applicable Issuing Lender notice (with a copy to the Canadian Administrative Agent) in the form of EXHIBIT A-3 hereto, in the case of the U.S. Borrower, or in the form of EXHIBIT A-4 hereto, in the case of the Parent Borrower (a "LETTER OF CREDIT REQUEST") of the requested issuance or amendment of a Letter of Credit prior to 11:00 A.M. (New York or Montreal, Canada time, as applicable) at least one Business Day before the proposed date of the issuance or amendment of Trade Letters of Credit (which shall be a Business Day) and at least three Business Days before the proposed date of issuance or extension of Standby Letters of Credit (which shall be a Business Day) (or such shorter period as may be agreed by the applicable Issuing Lender in any particular instance). In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Request shall specify in form and detail reasonably satisfactory to the applicable Issuing Lender: (i) the name of the relevant Borrower requesting the issuance of such Letter of Credit; (ii) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (iii) the currency in which such Letter of Credit is to be denominated (which shall be U.S. Dollars, Canadian Dollars or Agreed Foreign Currency); (iv) the amount thereof (in the applicable currency); (v) the expiry date thereof; (vi) the name and address of the beneficiary thereof; (vii) the documents to be presented by such beneficiary in case of any drawing thereunder;
(viii) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (ix) such other matters as the applicable Issuing Lender may require. In the case of a request for an amendment of any

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outstanding Letter of Credit, such Letter of Credit Request shall specify in form and detail satisfactory to the applicable Issuing Lender: (i) the Letter of Credit to be amended; (ii) the proposed date of amendment thereof (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the relevant Issuing Lender may require. If requested by the applicable Issuing Lender, the relevant Borrower shall also submit a letter of credit application on such Issuing Lender's standard form in connection with any request for the issuance, amendment or extension of a Letter of Credit. The extension or renewal of any Letter of Credit shall be deemed to be an issuance of such Letter of Credit. Notwithstanding anything herein to the contrary, Standby Letters of Credit may be issued on a sight basis only. Subject to the provisions of the following paragraph with respect to automatically extendible Letters of Credit, (i) no Standby Letter of Credit shall expire later than the date which is one year after its date of issuance or the fifth Business Day prior to the Revolving Termination Date, and (ii) no Trade Letter of Credit shall expire later than the date which is 180 days after the date of its issuance or the thirtieth day prior to the Revolving Termination Date.

          If the relevant Borrower so requests in a Letter of Credit Request, the applicable Issuing Lender may, in its sole discretion, agree to issue a Standby Letter of Credit that has automatic extension provisions; provided that any such Letter of Credit must permit the applicable Issuing Lender to prevent any such extension at least once in any 12 month period (commencing with the date of issuance of such Letter of Credit) by giving prior written notice to the beneficiary thereof not later than a day (the "NON-EXTENSION NOTICE DATE") in each such 12 month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the applicable Issuing Lender, the relevant Borrower shall not be required to make a specific request to the applicable Issuing Lender for any such extension. Once such an extendible Letter of Credit has been issued, the U.S. Revolving Lenders or the Canadian Revolving Lenders (as the case may be) shall be deemed to have authorized (but not required) the applicable Issuing Lender to permit the extension of such Letter of Credit at any time to a date not later than the fifth Business Day prior to the Revolving Termination Date; PROVIDED, HOWEVER, that the applicable Issuing Lender shall not permit any such extension if (i) the applicable Issuing Lender would have no obligation at such time to issue such Letter of Credit, in its extended form under the terms hereof, or (ii) it has received notice in writing on or before the Business Day immediately preceding the Non-Extension Notice Date (A) from the Canadian Administrative Agent that the Required U.S. Revolving Lenders or the Required Canadian Revolving Lenders, as applicable, have elected not to permit such extension, or (B) from the Canadian Administrative Agent or any U.S. Revolving Lender or Canadian Revolving Lender, as applicable, or any Borrower that one or more of the applicable conditions specified in SECTION 4.02 is not then satisfied. Notwithstanding anything to the contrary contained herein, the applicable Issuing Lender shall have no obligation to permit the extension of any Letter of Credit at any time. Notwithstanding anything to the contrary contained in this Agreement, for so long as a Failed Loan has not been made in full, no Issuing Lender shall be required to issue any Letter of Credit unless such Issuing Lender has entered into arrangements satisfactory to it and the applicable Borrower to eliminate such Issuing Lender's risk with respect to the participation in Letters of Credit by the Defaulting Lender or Lenders, including by cash collateralizing such Defaulting Lender's or Lenders' applicable Revolving Commitment Percentage of the LC Obligations.

          Promptly after receipt of any Letter of Credit Request, the relevant Issuing Lender will confirm with the Canadian Administrative Agent (by telephone or in writing) that the Canadian Administrative Agent has received a copy of such Letter of Credit Request from the relevant Borrower and, if not, said Issuing Lender will provide the Canadian Administrative Agent with a copy thereof. Upon receipt by the Issuing Lender of confirmation from the Canadian Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions thereof, the Issuing Lender shall, on the requested date, issue a Letter of Credit for the account of the relevant Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with the Issuing Lender's usual and customary business practices.

          Promptly after the issuance or amendment of any Standby Letter of Credit, the relevant Issuing Lender shall notify the relevant Borrower and the Canadian Administrative Agent, in writing, of such issuance or amendment and such notice will be accompanied by a copy of such issuance or amendment. Upon receipt of such notice, the Canadian Administrative Agent shall notify the U.S Revolving Lenders or the Canadian Revolving Lenders (as the case may be), in writing, of such issuance or amendment. Upon the issuance, renewal or amendment of any Letter of Credit, each Issuing Lender will furnish the Canadian Administrative Agent, by facsimile, with a report detailing such Issuing Lender's aggregate daily Letter of Credit outstanding for the period from the delivery of the prior such report (or from the Closing Date for the first such report).

          (d) CONDITIONS TO ISSUANCE OF ADDITIONAL LETTERS OF CREDIT. The issuance by an Issuing Lender of each Additional Letter of Credit shall, in addition to the conditions precedent set forth in SECTION 4.02, be subject to the conditions precedent that (i) such Letter of Credit shall be reasonably satisfactory in form and substance to the applicable Issuing Lender, (ii) the relevant Borrower shall have executed and delivered such other instruments and agreements relating to such Letter of Credit as the Issuing Lender shall have reasonably requested, (iii) the applicable Issuing Lender shall have confirmed with the Canadian Administrative Agent on the date of (and after giving effect to) such issuance that (A) (x) the aggregate amount of all U.S. LC Obligations will not exceed the U.S. LC Committed Amount, or (y) the U.S. Dollar Amount of all Canadian LC Obligations will not exceed the Canadian LC Committed Amount, as the case may be, (B) (x) the U.S. Foreign Currency LC Exposure will not exceed the U.S. Foreign Currency LC Committed Amount or (y) the Canadian Foreign Currency LC Exposure will not exceed the Canadian Foreign Currency LC Committed Amount, (C) the aggregate U.S. Revolving Outstandings will not exceed the U.S. Revolving Committed Amount and (D) the aggregate Canadian Revolving Outstandings will not exceed the Canadian Revolving Committed Amount and (iv) the applicable Issuing Lender shall not have been notified by the Canadian Administrative Agent or the Required Lenders that any condition specified in SECTION 4.02(b) or (c) is not satisfied on the date such Letter of Credit is to be issued. Notwithstanding any other provision of this SECTION 2.05, no Issuing Lender shall be under any obligation to issue any Additional Letter of Credit if: (i) any order, judgment or decree of any Governmental Authority shall by its terms purport to enjoin or restrain the applicable Issuing Lender from issuing such Additional Letter of Credit, or any requirement of Law applicable to such Issuing Lender or any request or directive (whether or not having a force of Law) from any Governmental Authority with jurisdiction over such Issuing Lender shall prohibit, or request that such Issuing Lender refrain from, the issuance of letters of credit generally or such Additional Letter of Credit in particular or shall impose upon such Issuing Lender with respect to such Additional Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Lender is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such Issuing Lender any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such Issuing Lender in good faith deems material to it; or (ii) the issuance of such Additional Letter of Credit shall violate any applicable general policies of such Issuing Lender.

          (e) PURCHASE AND SALE OF LETTER OF CREDIT PARTICIPATIONS. Upon the issuance by an Issuing Lender of an Additional Letter of Credit, such Issuing Lender shall be deemed, without further action by any party hereto, to have sold
(i) in the case of an Additional U.S. Letter of Credit to each U.S. Revolving Lender, and each U.S. Revolving Lender shall be deemed, without further action by any party hereto, to have purchased from such Issuing Lender, without recourse or warranty, an undivided participation interest in such Letter of Credit and the related U.S. LC Obligations in the proportion its U.S. Revolving Commitment Percentage bears to the U.S. Revolving Committed Amount and, (ii) in the case of an Additional Canadian Letter of Credit, to each Canadian Revolving Lender, and each Canadian Revolving Lender shall be deemed, without further action by any party hereto, to have purchased, without recourse or warranty, an undivided participation interest in such Letter of Credit and the related Canadian LC Obligations in the proportion its Canadian Revolving Commitment Percentage bears to the Canadian

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Revolving Committed Amount (although any fronting fee payable under SECTION 2.12 shall be payable directly to the Canadian Administrative Agent for the account of the applicable Issuing Lender, and the Lenders (other than such Issuing Lender) shall have no right to receive any portion of any such fronting fee) and any security therefor or guaranty pertaining thereto. Upon any change in the U.S. Revolving Commitments or Canadian Revolving Commitments pursuant to SECTION 10.06, there shall be an automatic adjustment to the Participation Interests in all outstanding Letters of Credit (including all Existing Letters of Credit, if any) and all relevant LC Obligations to reflect the adjusted U.S. Revolving Commitments or Canadian Revolving Commitments, as applicable, of the assigning and assignee Lenders or of all Lenders having U.S. Revolving Commitments or Canadian Revolving Commitments, as applicable, as the case may be.

          (f) DRAWINGS UNDER LETTERS OF CREDIT. Upon receipt from the beneficiary of any Letter of Credit of a drawing under such Letter of Credit, the applicable Issuing Lender shall determine in accordance with the terms of such Letter of Credit whether such drawing should be honored. If such Issuing Lender determines that any such drawing shall be honored, such Issuing Lender shall make available to such beneficiary in accordance with the terms of such Letter of Credit the amount of the drawing and shall notify the relevant Borrower and the relevant Administrative Agent as to the amount to be paid as a result of such drawing and the payment date.

          (g) DUTIES OF ISSUING LENDERS TO U.S. REVOLVING LENDERS OR CANADIAN REVOLVING LENDERS; RELIANCE. IN determining whether to pay under any Letter of Credit, the relevant Issuing Lender shall not have any obligation relative to the U.S. Revolving Lenders or Canadian Revolving Lenders participating in such Letter of Credit or the related LC Obligations other than to determine that any document or documents required to be delivered under such Letter of Credit have been delivered and that they substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by an Issuing Lender under or in connection with any Letter of Credit shall not create for the Issuing Lender any resulting liability if taken or omitted in the absence of gross negligence or willful misconduct, as determined by a final and non-appealable decision of a court of competent jurisdiction. Each Issuing Lender shall be entitled (but not obligated) to rely, and shall be fully protected in relying, on the representation and warranty by the relevant Borrower set forth in the last sentence of SECTION 4.02 to establish whether the conditions specified in PARAGRAPHS (b) and (c) of SECTION 4.02 are met in connection with any issuance or extension of a Letter of Credit. Each Issuing Lender shall be entitled to rely, and shall be fully protected in relying, upon advice and statements of legal counsel, independent accountants and other experts selected by such Issuing Lender and upon any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopier, telex or teletype message, statement, order or other document believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary unless the beneficiary and the relevant Borrower shall have notified such Issuing Lender that such documents do not comply with the terms and conditions of the Letter of Credit. Each Issuing Lender shall be fully justified in refusing to take any action requested of it under this SECTION 2.05 in respect of any Letter of Credit unless it shall first have received such advice or concurrence of the Required U.S. Revolving Lenders or Required Canadian Revolving Lenders (as the case may be) as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the U.S. Revolving Lenders or Canadian Revolving Lenders (as the case may be) against any and all liability and expense which may be incurred by it by reason of taking or continuing to take, or omitting or continuing to omit, any such action. Notwithstanding any other provision of this SECTION 2.05, each Issuing Lender shall in all cases be fully protected in acting, or in refraining from acting, under this Section in respect of any Letter of Credit in accordance with a request of the Required U.S. Revolving Lenders or Required Canadian Revolving Lenders (as the case may be),

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and such request and any action taken or failure to act pursuant hereto shall be binding upon all U.S. Revolving Lenders and all future holders of participations in such Letter of Credit.

          (h) REIMBURSEMENT OBLIGATIONS. Each relevant Borrower shall be irrevocably and unconditionally obligated forthwith to reimburse each Issuing Lender in U.S. Dollars or, subject to this SECTION 2.05(h), Canadian Dollars or Agreed Foreign Currency, as applicable, for any amounts paid by such Issuing Lender upon any drawing under any Letter of Credit issued for the account of such Borrower, together with any and all reasonable charges and expenses which the Issuing Lender may pay or incur relative to such drawing and interest on the amount drawn at the rate applicable to U.S. Revolving Base Rate Loans, in the case of U.S. Letters of Credit, Canadian Revolving Base Rate Loans, in the case of Canadian Letters of Credit denominated in U.S. Dollars, or C$ Prime Loans, in the case of Canadian Letters of Credit denominated in Canadian Dollars, in each case, for each day from and including the date such amount is drawn to but excluding the date such reimbursement payment is due and payable; PROVIDED that, in the case of an LC Disbursement made under a Foreign Currency Letter of Credit, the amount of interest due with respect thereto shall (i) in the case of any LC Disbursement that is reimbursed on or before the Business Day immediately succeeding such LC Disbursement, (A) be payable in the applicable Agreed Foreign Currency and (B) if not reimbursed on the date of such LC Disbursement, bear interest at a rate equal to the rate reasonably determined by the applicable Issuing Lender to be the cost to such Issuing Lender of funding such LC Disbursement plus the Applicable Margin applicable to the Revolving Eurodollar Loans at such time and (ii) in the case of any LC Disbursement that is reimbursed after the Business Day immediately succeeding such LC Disbursement
(A) be payable in U.S. Dollars, and (B) accrue interest on the U.S. Dollar Amount thereof calculated using the Exchange Rate in effect on the date such LC Disbursement was made, at the rate per annum then applicable to U.S. Revolving Base Rate Loans or Canadian Revolving Base Rate Loans, as the case may be. Such reimbursement payment shall be due and payable (i) at or before 1:00 P.M. (New York time or Montreal, Quebec, time, as applicable) on the date the relevant Issuing Lender notifies the relevant Borrower of such drawing, if such notice is given at or before 10:00 A.M. (New York time or Montreal, Quebec, time, as applicable) on such date or (ii) at or before 10:00 A.M. (New York time or Montreal, Quebec, time, as applicable) on the next succeeding Business Day, if such notice is given after 10:00 A.M. (New York time or Montreal, Quebec, time, as applicable) on such date; PROVIDED that no payment otherwise required by this sentence to be made by the relevant Borrower at or before 1:00 P.M. (New York time or Montreal, Quebec, time, as applicable) on any day shall be overdue hereunder if arrangements for such payment satisfactory to the applicable Issuing Lender, in its reasonable discretion, shall have been made by the relevant Borrower at or before 1:00 P.M. (New York time or the relevant local time, as applicable) on such day and such payment is actually made at or before 3:00 P.M. (New York time or Montreal, Quebec time, as applicable) on such day. If the relevant Borrower's reimbursement of, or obligation to reimburse, any amounts in Canadian Dollars or Agreed Foreign Currency would subject the Canadian Administrative Agent, the applicable Issuing Lender or any Lender to any stamp duty, ad valorem charge or similar tax that would not be payable if such reimbursement were made or required to be made in U.S. Dollars, such Borrower shall, at its option, either (i) pay the amount of such tax requested by the Canadian Administrative Agent, the relevant Issuing Lender or the relevant Lender or (ii) reimburse each such LC Disbursement in U.S. Dollars, in an amount equal to the U.S. Dollar Amount thereof, calculated using the applicable Exchange Rate in effect on the date such LC Disbursement is made. If the relevant Borrower fails to make any reimbursement when due hereunder, then
(i) if such payment relates to a Foreign Currency Letter of Credit, automatically and with no further action required, such Borrower's obligation to reimburse the applicable Issuing Lender and each other applicable Revolving Lender for the applicable LC Disbursement shall be permanently converted into an obligation to reimburse the U.S. Dollar Amount thereof calculated using the Exchange Rate in effect on the date when such payment was due and (ii) the Canadian Administrative Agent shall promptly notify the applicable Issuing Lender and each other applicable Revolving Lender of the applicable LC Disbursement, the U.S. Dollar Amount thereof and the payment then due from the relevant Borrower in

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respect thereof. In addition to the foregoing, each relevant Borrower agrees to pay to the relevant Issuing Lender interest, payable on demand, on any and all amounts not paid by such Borrower to such Issuing Lender when due under this SUBSECTION (h), for each day from and including the date when such amount becomes due to but excluding the date such amount is paid in full, whether before or after judgment, at a rate per annum equal to the sum of 2% plus the rate applicable to U.S. Revolving Base Rate Loans, in the case of U.S. LC Obligations, Canadian Revolving Base Rate Loans, in the case of Canadian LC Obligations denominated in U.S. Dollars or C$ Prime Loans, in the case of Canadian LC Obligations denominated in Canadian Dollars, as applicable, for such day. Subject to the satisfaction of all applicable conditions set forth in
SECTION 4.02, the relevant Borrower may, at its option, utilize the U.S. Swingline Commitment or Canadian Swingline Commitment or the U.S. Revolving Commitments or Canadian Revolving Commitments, as applicable, in each case, or make other arrangements for payment satisfactory to the relevant Issuing Lender, for the reimbursement of all U.S. LC Disbursements or Canadian LC Disbursements, as the case may be, as required by this SUBSECTION (h). Each reimbursement payment to be made by any Borrower pursuant to this SUBSECTION (h) shall be made to the relevant Issuing Lender in Federal (U.S. or Canadian, as applicable) or other funds immediately available to it at its address referred to in
SECTION 10.01.

          (i) OBLIGATIONS OF U.S. REVOLVING LENDERS OR CANADIAN REVOLVING LENDERS TO REIMBURSE ISSUING LENDERS FOR UNPAID LC DISBURSEMENTS. If the relevant Borrower shall not have reimbursed an Issuing Lender in full for any LC Disbursement as required pursuant to SUBSECTION (h) of this SECTION 2.05, the Issuing Lender shall promptly notify the Canadian Administrative Agent and the Canadian Administrative Agent shall promptly notify each U.S. Revolving Lender or Canadian Revolving Lender as applicable (other than the relevant Issuing Lender), and each such Revolving Lender shall promptly and unconditionally pay to the Canadian Administrative Agent for the account of such Issuing Lender, such U.S. Revolving Lender's or Canadian Revolving Lender's, as applicable, pro-rata share of such unreimbursed LC Disbursement, each such Lender's pro-rata share of such LC Disbursement to be determined by the proportion its U.S. Revolving Commitment Percentage or Canadian Revolving Commitment Percentage, as the case may be, bears to the aggregate U.S. Revolving Committed Amount or aggregate Canadian Revolving Committed Amount, as applicable, in U.S. Dollars, in the case of unreimbursed U.S. LC Disbursements, or unreimbursed Canadian LC Disbursements denominated in U.S. Dollars or Agreed Foreign Currency, or Canadian Dollars, in the case of unreimbursed Canadian LC Disbursements denominated in Canadian Dollars, in each case, in Federal (U.S. or Canadian, as applicable) or other immediately available funds. Such payment from the U.S. Revolving Lenders or Canadian Revolving Lenders shall be due (i) at or before 1:00 P.M. (New York or Montreal, Quebec, time as applicable) on the date the Canadian Administrative Agent so notifies a U.S. Revolving Lender or Canadian Revolving Lender, as applicable, if such notice is given at or before 10:00 A.M. (New York or Montreal, Quebec, time as applicable) on such date or (ii) at or before 10:00 A.M. (New York or Montreal, Quebec, time as applicable) on the next succeeding Business Day, together with interest on such amount for each day from and including the date of such drawing to but excluding the day such payment is due from such U.S. Revolving Lender or Canadian Revolving Lender, as applicable, at the Federal Funds Rate, in the case of unreimbursed U.S. LC Disbursements or unreimbursed Canadian LC Disbursements denominated in U.S. Dollars and CDOR Rate in the case of unreimbursed Canadian LC Disbursements denominated in Canadian Dollars, in each case, for such day (which funds the Canadian Administrative Agent shall promptly remit to the applicable Issuing Lender). The failure of any U.S. Revolving Lender or Canadian Revolving Lender, as -applicable, to make available to the Canadian Administrative Agent for the account of an Issuing Lender its pro-rata share of any unreimbursed LC Disbursement shall not relieve any other U.S. Revolving Lender or Canadian Revolving Lender, as applicable, of its obligation hereunder to make available to the Canadian Administrative Agent for the account of such Issuing Lender its pro-rata share of any payment made under any Letter of Credit on the date required, as specified above, but no such Lender shall be responsible for the failure of any other Lender to make available to the Canadian Administrative Agent for the account of the Issuing Lender

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such other Lender's pro-rata share of any such payment. Upon payment in full of all amounts payable by a Lender under this SUBSECTION (i), such Lender shall be subrogated to the rights of the relevant Issuing Lender against the relevant Borrower to the extent of such Lender's pro-rata share of the related LC Obligation so paid (including interest accrued thereon). If any U.S. Revolving Lender or Canadian Revolving Lender, as applicable, fails to pay any amount required to be paid by it pursuant to this SUBSECTION (i) on the date on which such payment is due, interest shall accrue on such Lender's obligation to make such payment, for each day from and including the date such payment became due to but excluding the date such Lender makes such payment, whether before or after judgment, at a rate per annum equal to (i) for each day from the date such payment is due to the third succeeding Business Day, inclusive, the Federal Funds Rate in the case of unreimbursed U.S. LC Disbursements or unreimbursed Canadian LC Disbursements denominated in U.S. Dollars or Agreed Foreign Currency or the CDOR Rate in the case of unreimbursed Canadian LC Disbursements denominated in Canadian Dollars, in each case, for such day as determined by the relevant Issuing Lender and (ii) for each day thereafter, the sum of 2% plus the rate applicable to its U.S. Revolving Base Rate Loans, Canadian Revolving Base Rate Loans or C$ Prime Loans for such day. Any payment made by any Lender after 3:00 P.M. (New York or Montreal, Quebec, time as applicable) on any Business Day shall be deemed for purposes of the preceding sentence to have been made on the next succeeding Business Day.

          (j) FUNDS RECEIVED FROM A BORROWER IN RESPECT OF DRAWN LETTERS OF CREDIT. Whenever an Issuing Lender receives a payment of a U.S. LC Obligation or a Canadian LC Obligation as to which the Canadian Administrative Agent has received for the account of such Issuing Lender any payments from the Lenders pursuant to SUBSECTION (i) above, such Issuing Lender shall pay the amount of such payment to the Canadian Administrative Agent and the Canadian Administrative Agent shall promptly pay to each U.S. Revolving Lender or Canadian Revolving Lender, as applicable, which has paid its pro-rata share thereof, in U.S. Dollars or Canadian Dollars in Federal (U.S. or Canadian, as applicable) or other immediately available funds, an amount equal to such Lender's pro-rata share of the principal amount thereof and interest thereon for each day after relevant date of payment at the Federal Funds Rate, in the case of the U.S. LC Obligations or Canadian LC Obligations denominated in U.S. Dollars or Agreed Foreign Currency or the CDOR Rate, in the case of Canadian LC Obligations denominated in Canadian Dollars.

          (k) OBLIGATIONS IN RESPECT OF LETTERS OF CREDIT UNCONDITIONAL. The obligations of each relevant Borrower under SECTION 2.05(h) above shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances:

                 (i) any lack of validity or enforceability of this Agreement or any Letter of Credit or any document related hereto or thereto;

                 (ii) any amendment or waiver of or any consent to departure from all or any of the provisions of this Agreement or any Letter of Credit or any document related hereto or thereto;

                 (iii) the use which may be made of the Letter of Credit by, or any acts or omission of, a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting);

                 (iv) the existence of any claim, set-off, defense or other rights that such Borrower or any Subsidiary thereof may have at any time against a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting), any Issuing Lender or any other

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     Person, whether in connection with this Agreement or any Letter of Credit or any document related hereto or thereto or any unrelated transaction;

                 (v) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                 (vi) payment under a Letter of Credit against presentation to an Issuing Lender of a draft or certificate that does not comply with the terms of such Letter of Credit; PROVIDED that the relevant Issuing Lender's determination that documents presented under such Letter of Credit comply with the terms thereof shall not have constituted gross negligence or willful misconduct, as determined by a final and non-appealable decision of a court of competent jurisdiction, of such Issuing Lender; or

                 (vii) any other act or omission to act or delay of any kind by any Issuing Lender (not constituting gross negligence or willful misconduct as determined by a final and non-appealable decision of a court of competent jurisdiction) or any other Person or any other event or circumstance whatsoever that might, but for the provisions of this SUBSECTION (vii), constitute a legal or equitable discharge of such Borrower's obligations hereunder.

          (l) DESIGNATION OF SUBSIDIARIES AS ACCOUNT PARTIES. Notwithstanding anything to the contrary set forth in this Agreement, a Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of a Subsidiary of the relevant Borrower; PROVIDED that notwithstanding such statement, the relevant Borrower requesting such Letter of Credit shall be the actual account party for all purposes of this Agreement for such Letter of Credit and such statement shall not affect such Borrower's reimbursement obligations hereunder with respect to such Letter of Credit.

          (m) MODIFICATION AND EXTENSION. The issuance of any supplement, modification, amendment, renewal, or extensions to any Letter of Credit shall, for purposes hereof, be treated in all respects the same as a Credit Extension hereunder.

          (n) UNIFORM CUSTOMS AND PRACTICES. Unless otherwise expressly agreed by the relevant Issuing Lender and the relevant Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each Standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the "ICC") at the time of issuance shall apply to each Trade Letter of Credit.

          (o) RESPONSIBILITY OF ISSUING LENDERS. It is expressly understood and agreed that the obligations of the Issuing Lenders hereunder to the U.S. Revolving Lenders or Canadian Revolving Lenders, as applicable, are only those expressly set forth in this Agreement and that each Issuing Lender shall be entitled to assume that the conditions precedent set forth in SECTION 4.02 have been satisfied unless it shall have acquired actual knowledge that any such condition precedent has not been satisfied; PROVIDED, HOWEVER, that nothing set forth in this SECTION 2.05 shall be deemed to prejudice the right of any U.S. Revolving Lender or Canadian Revolving Lender, as applicable, to recover from any Issuing Lender any amounts made available by such U.S. Revolving Lender or Canadian Revolving Lender as applicable to such Issuing Lender pursuant to this
SECTION 2.05 in the event that it is determined by a final and non-appealable decision of a court of competent jurisdiction that the payment with respect to a Letter of Credit constituted gross negligence or willful misconduct on the part of the Issuing Lender.

          (p) CONFLICT WITH LC DOCUMENTS. In the event of any conflict between this Agreement and any LC Document, this Agreement shall govern.

          (q) INDEMNIFICATION OF ISSUING LENDERS.

                 (i) In addition to its other obligations under this Agreement, each relevant Borrower hereby agrees to protect, indemnify, pay and save each Issuing Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that such Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit for the account of such Borrower or (B) the failure of such Issuing Lender to honor a drawing under a Letter of Credit issued for the account of such Borrower as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority (all such acts or omissions, herein called "GOVERNMENT ACTS").

                 (ii) As between each relevant Borrower and each Issuing Lender, the relevant Borrower shall assume all risks of the acts or omissions of or the misuse of any Letter of Credit by the beneficiary thereof. The Issuing Lenders shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness (except with respect to such Issuing Lender) or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of a Letter of Credit to comply fully with conditions required in order to draw upon a Letter of Credit; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any documents required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (G) any consequences arising from causes beyond the control of the Issuing Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

                 (iii) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by an Issuing Lender, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put the Issuing Lender under any resulting liability to any Borrower or any other Credit Party; PROVIDED, HOWEVER, that notwithstanding the foregoing, the Borrowers may have a claim against an Issuing Lender, and such Issuing Lender may be liable to the Borrowers, to the extent, but only to the extent, of any direct (as opposed to consequential or exemplary) damages suffered by either Borrower which such Borrower proves in a final and non-appealable judgment of a court of competent jurisdiction were caused by such Issuing Lender's willful misconduct or gross negligence or such Issuing Lender's failure to pay under any Letter of Credit issued by such Issuing Lender after the presentation to it by the beneficiary thereof of a sight draft and certificate(s) strictly complying with the terms and conditions of such Letter of Credit. It is the intention of the parties that this Agreement shall be construed and applied to protect and indemnify the Issuing Lenders against any and all risks involved in the issuance of any Letter of Credit, all of which risks are hereby assumed by the Credit Parties, including, without limitation, any and all risks of any present or future Government Acts; PROVIDED, HOWEVER, that notwithstanding the foregoing, the Borrowers may have a claim against an Issuing Lender, and

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     such Issuing Lender may be liable to the Borrowers, to the extent, but only to the extent, of any direct (as opposed to consequential or exemplary) damages suffered by either Borrower which such Borrower proves in a final and non-appealable judgment of a court of competent jurisdiction were caused by such Issuing Lender's willful misconduct or gross negligence or such Issuing Lender's failure to pay under any Letter of Credit issued by such Issuing Lender after the presentation to it by the beneficiary thereof of a sight draft and certificate(s) strictly complying with the terms and conditions of such Letter of Credit. The Issuing Lenders shall not, in any way, be liable for any failure by the Issuing Lenders or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lenders.

                 (iv) Nothing in this SUBSECTION (q) is intended to limit the reimbursement obligation of any Borrower contained in this SECTION 2.05. The obligations of each relevant Borrower under this SUBSECTION (q) shall survive the termination of this Agreement. No act or omission of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of any Issuing Lender to enforce any right, power or benefit under this Agreement.

                 (v) Notwithstanding anything to the contrary contained in this SUBSECTION (q), no Borrower shall have any obligation to indemnify any Issuing Lender to the extent arising out of any liability incurred by the Issuing Lender arising of the gross negligence or willful misconduct of the Issuing Lender, as determined by a court of competent jurisdiction in a final and non-appealable judgment. Nothing in this Agreement shall relieve any Issuing Lender of any liability to any Borrower in respect of any action taken by the Issuing Lender which action constitutes gross negligence or willful misconduct of the Issuing Lender or a violation of the UCP or Uniform Commercial Code, as applicable, as determined by a final and non-appealable decision of a court of competent jurisdiction.

          (r) CASH COLLATERAL. If any Borrower is required pursuant to the terms of this Agreement or any other Senior Finance Document to Cash Collateralize any LC Obligations, such Borrower shall deposit in a U.S. Dollar or Canadian Dollar account, as applicable (which may be a U.S. LC Cash Collateral Account under the U.S. Security Agreement or Canadian LC Cash Collateral Account under the PPSA Security Agreement, as the case may be), with the relevant Collateral Agent an amount in U.S. Dollars in the case of U.S. LC Obligations or Canadian LC Obligations denominated in U.S. Dollars and Canadian Dollars in the case of Canadian LC Obligations denominated in Canadian Dollars in cash, equal to 105% of such LC Obligations; PROVIDED that the portions of such amount attributable to undrawn Foreign Currency Letters of Credit or LC Disbursements in an Agreed Foreign Currency reimbursement for which is not yet overdue shall be deposited in such Agreed Foreign Currency in the actual amounts of such undrawn Letters of Credit and LC Disbursements. Such deposits shall be held by the relevant Collateral Agent as collateral for the payment and performance of the respective LC Obligations. For purposes of this PARAGRAPH (r), the relevant Foreign Currency LC Exposure shall be calculated using the Exchange Rates in effect on the date the applicable Borrower is required to Cash Collateralize the relevant Foreign Currency Letter of Credit pursuant to this Agreement or any other Senior Finance Document. The relevant Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over each collateral account referred to in this SUBSECTION (r). The relevant Collateral Agent will, at the request of the relevant Borrower, invest amounts deposited in such accounts in Cash Equivalents; PROVIDED, HOWEVER, that (i) the relevant Collateral Agent shall not be required to make any investment that, in its sole judgment, would require or cause such Collateral Agent to be in, or would result in any, violation of any Law, (ii) such Cash Equivalents shall be subjected to a first priority perfected security interest in favor of such Collateral Agent and
(iii) if an Event of Default shall have occurred and be continuing, the selection of such Cash Equivalents shall be in the sole discretion of such Collateral Agent. The relevant Borrower shall indemnify each Collateral Agent for any losses relating to

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such investments in Cash Equivalents. Other than any interest or profits earned on such investments, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such accounts. Moneys in such accounts shall be applied by the relevant Collateral Agent to reimburse the Issuing Lenders immediately for drawings under the applicable Letters of Credit and, if the maturity of the Loans has been accelerated, to satisfy the relevant LC Obligations of the relevant Borrower. If a Borrower is required to provide an amount of cash collateral hereunder as a result of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to such Borrower within three Business Days after all Events of Default have been cured or waived. If a Borrower is required to provide an amount of cash collateral hereunder pursuant to SECTION 2.09(a) or 2.10(b)(i), (ii) or (iii), such amount (to the extent not applied as aforesaid) shall be returned to such Borrower upon demand; PROVIDED that, after giving effect to such return, (i) the aggregate U.S. Revolving Outstandings would not exceed the U.S. Revolving Committed Amount or the aggregate Canadian Revolving Outstandings would not exceed the Canadian Revolving Committed Amount, as applicable, and (ii) no Default or Event of Default shall have occurred and be continuing. Each Borrower hereby pledges and assigns to each respective Collateral Agent, for its respective benefit and the benefit of the Finance Parties, each cash collateral account established by it hereunder (and all monies and investments held therein) to secure its Finance Obligations.

          (s) CONVERSION. If the Loans become immediately due and payable on any date pursuant to ARTICLE VIII, all amounts (i) that a Borrower is at the time or thereafter becomes required to reimburse or otherwise pay to the Canadian Administrative Agent in respect of LC Disbursements made under any Foreign Currency Letter of Credit (other than amounts in respect of which such Borrower has deposited cash collateral pursuant to SECTION 2.05(r), if such cash collateral was deposited in the applicable Agreed Foreign Currency, to the extent so deposited or applied), (ii) that the applicable Revolving Lenders are at the time or thereafter become required to pay to the Canadian Administrative Agent and the Canadian Administrative Agent is at the time or thereafter becomes required to distribute to the applicable Issuing Lender pursuant to SECTION 2.05(i) above in respect of unreimbursed LC Disbursements made under any Foreign Currency Letter of Credit and (iii) of each applicable Revolving Lender's Participation Interest in any Foreign Currency Letter of Credit under which an LC Disbursement has been made shall, in each case automatically and with no further action required, be converted into the U.S. Dollar Amount thereof calculated using the Exchange Rates in effect on such date (or in the case of any LC Disbursements made after such date, on the date such LC Disbursement is made). On and after such conversion, all amounts accruing and owed to the Canadian Administrative Agent, the applicable Issuing Lender or any Lender in respect of the Senior Obligations described in this paragraph shall accrue and be payable in U.S. Dollars at the rates otherwise applicable hereunder.

          (t) RESIGNATION OR REMOVAL OF AN ISSUING LENDER. An Issuing Lender may resign at any time by giving 60 days' notice to the Canadian Administrative Agent, the U.S. Revolving Lenders or Canadian Revolving Lenders, as applicable, and the Parent Borrower or the U.S. Borrower, as applicable; PROVIDED, HOWEVER, that any such resignation shall not affect the rights or obligations of the Issuing Lender with respect to Letters of Credit issued by it prior to such resignation. Upon any such resignation, the Parent Borrower or the U.S. Borrower, as applicable, shall (within 60 days after such notice of resignation) either appoint a successor, or terminate the unutilized LC Commitment of such Issuing Lender; PROVIDED, HOWEVER, that, if the Parent Borrower elects to terminate such unutilized LC Commitment, the Parent Borrower or the U.S. Borrower, as applicable, may at any time thereafter that the U.S. Revolving Commitments or Canadian Revolving Commitment as applicable are in effect reinstate such LC Commitment in connection with the appointment of another Issuing Lender. Subject to SUBSECTION (u) below, upon the acceptance of any appointment as an Issuing Lender hereunder by a successor Issuing Lender, such successor shall succeed to and become vested with all the interests, rights and obligations of the retiring Issuing Lender and the retiring Issuing Lender shall be discharged from its obligations to issue Additional Letters of Credit hereunder. The acceptance of any appointment as Issuing

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Lender hereunder by a successor Issuing Lender shall be evidenced by an agreement entered into by such successor, in a form reasonably satisfactory to the Parent Borrower or the U.S. Borrower, as applicable, and the Canadian Administrative Agent and, from and after the effective date of such agreement,
(i) such successor shall be a party hereto and have all the rights and obligations of an Issuing Lender under this Agreement and the other Senior Finance Documents and (ii) references herein and in the other Senior Finance Documents to the "Issuing Lender" shall be deemed to refer to such successor or to any previous Issuing Lender, or to such successor and all previous Issuing Lenders, as the context shall require.

          (u) RIGHTS WITH RESPECT TO OUTSTANDING LETTERS OF CREDIT. After the resignation of an Issuing Lender hereunder the retiring Issuing Lender shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Lender under this Agreement and the other Senior Finance Documents with respect to Letters of Credit issued by it prior to such resignation, but shall not be required to issue additional Letters of Credit.

          (v) REPORTING. Each Issuing Lender will report in writing to the Canadian Administrative Agent (i) on or prior to each Business Day on which such Issuing Lender expects to issue, amend, renew or extend any Letter of Credit, the date of such issuance or amendment, and the aggregate U.S. Dollar Amount (and Canadian Dollar Amount in the case of Canadian Letters of Credit denominated in Canadian Dollars) of the face amount of Letters of Credit to be issued, amended, renewed or extended by it and outstanding after giving effect to such issuance, amendment, renewal or extension (and such Issuing Lender shall advise the Canadian Administrative Agent on such Business Day whether such issuance, amendment, renewal or extension occurred and whether the amount thereof changed), (ii) on each Business Day on which such Issuing Lender makes any LC Disbursement, the date of such LC Disbursement, the amount (in the applicable currency), the currency and the U.S. Dollar Amount (and, if applicable, the Canadian Dollar Amount) of such LC Disbursement and (iii) on any Business Day on which any relevant Borrower fails to reimburse an LC Disbursement required to be reimbursed to such Issuing Lender on such day, the date of such failure, the relevant Borrower, the currency and the U.S. Dollar Amount (and, if applicable, Canadian Dollar Amount) of such LC Disbursement.

          SECTION 2.06 BANKERS' ACCEPTANCES. The Parent Borrower may issue Bankers' Acceptances denominated in Canadian Dollars, for acceptance and, at the Parent Borrower's option, purchase by the Canadian Revolving Lenders (in the case of a new Credit Extension under the Canadian Revolving Commitment or a conversion/continuation of Canadian Revolving Loans pursuant to SECTION 2.08) in accordance with the provisions of this SECTION 2.06. Notwithstanding any other provision of this SECTION 2.06, no Canadian Revolving Lender shall be obligated to make a new Credit Extension by accepting and purchasing Bankers' Acceptances unless, after giving effect to such Credit Extension, the aggregate Canadian Revolving Outstandings do not exceed the Canadian Revolving Committed Amount.

          (a) METHOD OF ISSUANCE OF BANKERS' ACCEPTANCES. The Parent Borrower shall give the Canadian Administrative Agent notice substantially in the form of EXHIBIT A-2 hereto (a "BANKERS' ACCEPTANCE REQUEST") of any requested borrowing by way of Bankers' Acceptances prior to 10:00 A.M. (Montreal, Canada time) two Business Days prior to the proposed date of the issuance of Bankers' Acceptances. Such Bankers' Acceptance Request shall specify: (i) the proposed issuance date of the related Bankers' Acceptances (which shall be a Business
Day); (ii) the amount of such borrowing (in Canadian Dollars); (iii) the proposed BA Contract Period to be applicable thereto; and (iv) if such borrowing relates to conversion/continuation of a Loan or previously issued Banker's Acceptance, the relevant Notice of Extension/Conversion. Each borrowing by way of Bankers' Acceptances shall be in a minimum aggregate undiscounted face amount of C$2,500,000 or any larger multiple of C$1,000,000 (except that any such borrowing in the form of a new Credit Extension under the Canadian Revolving Commitment may be in the aggregate amount of the unused Canadian Revolving Committed Amount). The undiscounted face amount of each Bankers' Acceptance shall be C$1,000,000 or any larger multiple

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thereof. Bankers' Acceptances shall be in form and substance reasonably satisfactory to each Canadian Revolving Lender. Notwithstanding anything herein to the contrary, no more than 15 issuances of Bankers' Acceptances shall be outstanding hereunder at any one time.

          (b) BANKERS' ACCEPTANCES IN BLANK. To facilitate the acceptance of Bankers' Acceptances under this Agreement, the Parent Borrower shall, from time to time as required, provide to the Canadian Administrative Agent Drafts duly executed and endorsed in blank by the Parent Borrower in quantities sufficient for each Canadian Revolving Lender to fulfill its obligations hereunder. In addition, the Parent Borrower hereby appoints each Canadian Revolving Lender or the Canadian Administrative Agent as its attorney, with respect to Bankers' Acceptances for which the Parent Borrower has provided a Bankers' Acceptance
Request:

                 (i) to complete and sign on behalf of the Parent Borrower, either manually or by facsimile or mechanical signature, the Drafts to create the Bankers' Acceptances (with, in each relevant Lender's or the Canadian Administrative Agent's discretion, the inscription "This is a depository bill subject to the Depository Bills and Notes Act (Canada)");

                 (ii) after the acceptance thereof by any Canadian Revolving Lender or the Canadian Administrative Agent, to endorse on behalf of the Parent Borrower, either manually or by facsimile or mechanical signature, such Bankers' Acceptance in favor of the applicable purchaser or endorsee thereof including, in such Canadian Revolving Lender's or the Canadian Administrative Agent's discretion, such Lender or the Canadian Administrative Agent or a clearing house (as defined by the Depository Bills and Notes Act (Canada));

                 (iii) to deliver such Bankers' Acceptances to such purchaser or to deposit such Bankers' Acceptances with such clearing house; and

                 (iv) to comply with the procedures and requirements established from time to time by such Lender or the Canadian Administrative Agent or such clearing house in respect of the delivery, transfer and collection of bankers' acceptances and depository bills.

          Furthermore, while Canadian Revolving Loans, Bankers' Acceptances or Canadian Revolving Commitments are outstanding, the Canadian Administrative Agent is hereby appointed the irrevocable agent of the Parent Borrower with the power and authority to make the necessary arrangements for the negotiation, sale and delivery on the money market, in accordance with normal market practice, of Bankers' Acceptances issued hereunder.

          The Parent Borrower recognizes and agrees that all Bankers' Acceptances signed, endorsed, delivered or deposited on its behalf by a Canadian Revolving Lender shall bind the Parent Borrower as fully and effectually as if signed in the handwriting of and duly issued, delivered or deposited by an authorized officer of the Parent Borrower. Each Canadian Revolving Lender is hereby authorized to accept such Drafts or issue such Bankers' Acceptances endorsed in blank in such face amounts as may be determined by such Canadian Revolving Lender in accordance with the terms of this Agreement; PROVIDED that the aggregate amount thereof is less than or equal to the aggregate amount of Bankers' Acceptances required to be accepted by such Canadian Revolving Lender. No Canadian Revolving Lender shall be responsible or liable for its failure to accept a Bankers' Acceptance if the cause of such failure is, in whole or in part, due to the failure of the Parent Borrower to provide duly executed and endorsed Drafts to the Canadian Administrative Agent on a timely basis, nor shall any Canadian Revolving Lender be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such instrument, except loss or improper use arising by reason of the gross negligence or willful misconduct of such Canadian Revolving Lender. The Canadian Administrative Agent and each

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Canadian Revolving Lender shall exercise such care in the custody and safekeeping of Drafts as it would exercise in the custody and safekeeping of similar property owned by it. Each Canadian Revolving Lender will, upon the request of the Parent Borrower, promptly advise the relevant Borrower of the number and designation, if any, of Drafts then held by it for the Parent Borrower. Each Canadian Revolving Lender shall maintain a record with respect to Drafts and Bankers' Acceptances (i) received by it from the Canadian Administrative Agent in blank hereunder, (ii) voided by it for any reason, (iii) accepted by it hereunder, (iv) purchased by it hereunder and (v) canceled at their respective maturities. Each Canadian Revolving Lender further agrees to retain such records in the manner and for the statutory periods provided in the various Canadian provincial or federal statutes and regulations which apply to such Canadian Revolving Lender.

          (c) EXECUTION OF BANKERS' ACCEPTANCES. Drafts of the Parent Borrower to be accepted as Bankers' Acceptances hereunder shall be duly executed on behalf of the Parent Borrower. Notwithstanding that any person whose signature appears on any Bankers' Acceptance as a signatory for the Parent Borrower may no longer be an authorized signatory for the relevant Borrower at the date of issuance of a Bankers' Acceptance, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance, and any such Bankers' Acceptance so signed shall be binding on the Parent Borrower.

          (d) ISSUANCE OF BANKERS' ACCEPTANCES. Promptly following receipt of Bankers' Acceptance Requests, the Canadian Administrative Agent shall so advise the Canadian Revolving Lenders, and shall advise each Canadian Revolving Lender of the undiscounted face amount and BA Contract Period of each Draft to be accepted by it. The aggregate face amount of Drafts to be accepted by a Canadian Revolving Lender shall be determined by the Canadian Administrative Agent on a pro-rata basis by reference to the respective Canadian Revolving Commitments of the Canadian Revolving Lenders except that, if the face amount of a Draft which would otherwise be accepted by a Canadian Revolving Lender would not be C$100,000 or a larger multiple thereof, such face amount shall be increased or reduced by the Canadian Administrative Agent in its reasonable discretion to the nearest whole multiple of C$100,000.

          (e) ACCEPTANCE OF BANKERS' ACCEPTANCES. Each Draft to be accepted by a Canadian Revolving Lender shall be accepted at such Lender's Applicable Lending Office in Canada.

          (f) PURCHASE OF BANKERS' ACCEPTANCES. Each Canadian Revolving Lender shall be required to purchase (subject to the commercial availability of a resale market) from the Parent Borrower on the date of issuance of each Bankers' Acceptance, at the Applicable BA Discount Rate, the Bankers' Acceptances accepted by it on such date and to provide to the Canadian Administrative Agent the BA Discount Proceeds thereof not later than 12:00 Noon (Montreal, Canada time) on such date for the account of the Parent Borrower. The BA Acceptance Fee payable by the Parent Borrower to such Canadian Revolving Lender under
SECTION 2.12(c) in respect of each Bankers' Acceptance accepted and purchased by such Canadian Revolving Lender from the Parent Borrower shall be netted out of the BA Discount Proceeds payable by such Canadian Revolving Lender under this
SECTION 2.06(f). Not later than 2:00 P.M. (Montreal, Canada time) on the date of issuance of each Bankers' Acceptance, the Canadian Administrative Agent shall make such BA Discount Proceeds available to the Parent Borrower by crediting the account of the Parent Borrower on the books of the Canadian Administrative Agent's Office with the aggregate of the amounts made available to the Canadian Administrative Agent by the Canadian Revolving Lenders and in like funds as received by the Canadian Administrative Agent.

          (g) SALE OF BANKERS' ACCEPTANCES. Each Lender may at any time and from time to time hold, sell, rediscount or otherwise dispose of any or all of the Bankers' Acceptances accepted and purchased by it hereunder.

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          (h) WAIVER OF PRESENTMENT AND OTHER CONDITIONS. To the extent permitted by applicable law, the Parent Borrower waives presentment for payment and any other defense to payment of any amounts due to a Lender in respect of a Bankers' Acceptance accepted by it pursuant to this Agreement, which might exist solely by reason of such Bankers' Acceptance being held, at the maturity thereof, by such Lender in its own right, and the Parent Borrower agrees not to claim any days of grace if such Lender as holder sues the Parent Borrower on the Bankers' Acceptances for payment of the amount payable by the Parent Borrower thereunder.

          (i) REIMBURSEMENT OBLIGATIONS. The Parent Borrower shall be irrevocably and unconditionally obligated forthwith to reimburse each relevant Lender in Canadian Dollars for the face amount of each Bankers' Acceptance accepted by such Lender pursuant to this Agreement. Such reimbursement payment shall be due and payable at or before 12:00 Noon (Montreal, Canada time) on the maturity date for the relevant Bankers' Acceptance. The Parent Borrower shall make each such reimbursement payment (i) by causing any proceeds of a Refunding Bankers' Acceptance issued in accordance with SUBSECTION 2.06(d) or conversion of such Bankers' Acceptance in accordance with SECTION 2.08 to be applied in reduction of such reimbursement payment and/or (ii) by depositing the amount of such reimbursement payment (or any portion thereof remaining unpaid after application of any proceeds referred to in CLAUSE (i)) with the Canadian Administrative Agent's Office. The Parent Borrower's payment in accordance with this subsection shall satisfy its obligations under any Bankers' Acceptance to which it relates, and the Lender, which has accepted such Bankers' Acceptance, shall thereafter be solely responsible for the payment of such Bankers' Acceptance.

          (j) REFUNDING BANKERS' ACCEPTANCES. The Parent Borrower shall give the Canadian Administrative Agent notice prior to 10:00 A.M. (Montreal, Canada time) two Business Days prior to the maturity date of each Bankers' Acceptance of the Parent Borrower's intention to issue a Bankers' Acceptance (each a "REFUNDING BANKERS' ACCEPTANCE") on such maturity date to provide for the payment of such maturing Bankers' Acceptance (it being understood that payments by the Parent Borrower and fundings by the Lenders in respect of each maturing Bankers' Acceptance and the related Refunding Bankers' Acceptance shall be made on a net basis reflecting the difference between the undiscounted face amount of such maturing Bankers' Acceptance and the BA Discount Proceeds (net of the applicable BA Acceptance Fee) of such Refunding Bankers' Acceptance). If the Parent Borrower fails to give such notice or does not have sufficient funds on deposit in the amount of reimbursement payment in accordance with SECTION 2.06(i), the Parent Borrower shall be deemed to have requested that such maturing Bankers' Acceptance be repaid with the proceeds of C$ Prime Loans (without any requirement to give notice with respect thereto), commencing on the maturity date of such maturing Bankers' Acceptance.

          (k) CASH COLLATERAL. Upon the occurrence and during the continuance of any Event of Default, the Parent Borrower shall, forthwith, without any demand or the taking of any action by the Canadian Administrative Agent, deposit in an account with the Canadian Collateral Agent an amount in Canadian Dollars in cash equal to the then aggregate face amount of all outstanding Bankers' Acceptances. The Canadian Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Such deposits shall bear interest at the Canadian Collateral Agent's rates as may be applicable in respect of other deposits of similar amounts for similar terms. Interest, if any, on amounts held in such account shall accumulate in such account. Monies in such account shall be applied by the Canadian Collateral Agent to reimburse the Canadian Revolving Lenders immediately upon the maturity of outstanding Bankers' Acceptances purchased by such Lenders. If the Parent Borrower is required to provide an amount of cash collateral hereunder, such amount (to the extent not applied as aforesaid) shall be returned to the Parent Borrower within three Business Days after all Events of Default have been cured or waived. The Parent Borrower hereby pledges and assigns to the Canadian Collateral Agent, for its benefit and the benefit of the Finance Parties, each cash collateral

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account established by it hereunder (and all monies and investments held therein) to secure its Finance Obligations.

          (l) SPECIAL INTERPRETIVE PROVISIONS RELATING TO NOTES. For avoidance of doubt, any note contemplated by clause (b) of the definition of Bankers' Acceptances and issued by the Parent Borrower hereunder shall be deemed to be accepted by the relevant Canadian Revolving Lender upon the purchase of such note by such Canadian Revolving Lender and the provisions of this SECTION 2.06 shall govern and be read accordingly.

          SECTION 2.07 INTEREST.

          (a) RATE OPTIONS APPLICABLE TO LOANS. Each Borrowing made prior to the Syndication Date shall be comprised of (i) in the case of U.S. Dollar-Denominated Loans, Base Rate Loans or (except in the case of the U.S. Dollar-Denominated Loans that are Swingline Loans, which shall be made and maintained as Base Rate Loans), no earlier than 30 days after the Closing Date (unless earlier consented to by the Administrative Agents in their sole discretion), Eurodollar Loans with a one-month Interest Period (ending on the same date) and (ii) in the case of Loans denominated in Canadian Dollars, C$ Prime Loans, in each case as the relevant Borrower may request pursuant to
SECTION 2.02. Each Borrowing made on or after the Syndication Date shall be comprised of (i) in the case of U.S. Dollar-Denominated Loans, Base Rate Loans or (except in the case of the U.S. Dollar-Denominated Loans that are Swingline Loans, which shall be made and maintained as Base Rate Loans) Eurodollar Loans and (ii) in the case of Loans denominated in Canadian Dollars, C$ Prime Loans, in each case as the relevant Borrower may request pursuant to SECTION 2.02. Borrowings of more than one Type may be outstanding at the same time; PROVIDED, HOWEVER, that no Borrower may request any Borrowing that, if made, would result in an aggregate for any Class of more than 10 separate Groups of Eurodollar Loans being outstanding hereunder at any one time. For this purpose, Loans having different Interest Periods, regardless of whether commencing on the same date, shall be considered separate Groups.

          (b) BASE RATE LOANS. Each Loan of a Class, which is made as, or converted into, a Base Rate Loan, shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made as, or converted into, a Base Rate Loan until it becomes due or is converted into a Loan of any other Type, at a rate per annum equal to the Base Rate for such day plus the then Applicable Margin. Such interest shall be payable in arrears on each Interest Payment Date and, with respect to the principal amount of any Base Rate Loan converted to a Eurodollar Loan, on the date such Base Rate Loan is so converted. Any overdue principal of and, to the extent permitted by Law, interest on any Base Rate Loan of any Class shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Base Rate Loans of the same Class for such day.

          (c) C$ PRIME LOANS. Each C$ Prime Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made as, or converted into, a C$ Prime Loan until it becomes due or is converted into a Bankers' Acceptance, at a rate per annum equal to the C$ Prime Rate for such day plus the then Applicable Margin. Such interest shall be payable in arrears on each Interest Payment Date and, with respect to the principal amount of any C$ Prime Loan converted to a Bankers' Acceptance, on the date such C$ Prime Loan is so converted. To the extent permitted by Law, any overdue principal of and interest on any C$ Prime Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to C$ Prime Loans for such day.

          (d) EURODOLLAR LOANS. Each Eurodollar Loan of a Class shall bear interest on the outstanding principal amount thereof, for each day during the Interest Period applicable thereto, at a rate

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per annum equal to the sum of the applicable Adjusted Eurodollar Rate for such
Interest Period plus the Applicable Margin. Such interest shall be payable for each Interest Period on each Interest payment Date. To the extent permitted by Law, any overdue principal of and interest on any Eurodollar Loan of any Class shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Eurodollar Loans of the same Class for such day.

          (e) DETERMINATION AND NOTICE OF INTEREST RATES. The Term B Administrative Agent or Canadian Administrative Agent, as applicable, shall determine each interest rate applicable to the Loans hereunder. The relevant Administrative Agent shall give prompt notice to the relevant Borrower and the participating Lenders of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error. Any notice with respect to Eurodollar Loans shall, without the necessity of the relevant Administrative Agent so stating in such notice, be subject to the provisions of the definition of "Applicable Margin" providing for adjustments in the Applicable Margin applicable to such Loans after the beginning of the Interest Period applicable thereto. When during an Interest Period any event occurs that causes an adjustment in the Applicable Margin applicable to Loans to which such Interest Period is applicable, the relevant Administrative Agent shall give prompt notice to the relevant Borrower and the Lenders of such event and the adjusted rate of interest so determined for such Loans, and its determination thereof shall be conclusive in the absence of manifest error.

          (f) DEFAULT INTEREST. Upon the occurrence and during the continuance of an Event of Default, the principal of and, to the extent permitted by Law, interest on the Loans and any other amounts owing herein or under the other Finance Documents shall bear interest, payable on demand, at a per annum rate equal to (i) in the case of principal of any Loan, the rate otherwise applicable to such Loan during such period pursuant to this SECTION 2.07 plus 2.00% (without duplication of any amount owing in respect of Base Rate Loans under the third sentence of SECTION 2.07(b), in respect of C$ Prime Loans under the third sentence of SECTION 2.07(c) or in respect of Eurodollar Loans under the third sentence of SECTION 2.07(d)), (ii) in the case of interest on any Loan, the rate specified in the third sentence of SECTION 2.07(b) in respect of Base Rate Loans, the rate specified in the third sentence of SECTION 2.07(c) in respect of C$ Prime Rate Loans or the rate specified in the third sentence of SECTION 2.07(d) in respect of Eurodollar Loans and (iii) in the case of any other amount, if expressly provided for herein, at the rate so provided and otherwise at the Base Rate plus the Applicable Margin for U.S. Revolving Base Rate Loans plus 2.00%.

          SECTION 2.08 EXTENSION AND CONVERSION.

          (a) CONTINUATION AND CONVERSION OPTIONS. The Loans included in each Borrowing shall bear interest initially at the type of rate allowed by
SECTION 2.07 and as specified by the relevant Borrower in the applicable Notice of Borrowing. Thereafter, the relevant Borrower shall have the option, on any Business Day, to elect to change or continue the type of interest rate borne by each Group of Loans or Credit Extensions (subject in each case to the provisions of ARTICLE III, SECTIONS 2.07(a) and 2.08(d)), as follows:

                 (i) if such Loans are Base Rate Loans, the relevant Borrower may elect to convert such Loans to Eurodollar Loans as of any Business Day;

                 (ii) if such Loans are Eurodollar Loans, the relevant Borrower may elect to continue such Loans as Eurodollar Loans for an additional Interest Period, subject to SECTION 3.05 in the case of any such continuation effective on any day other than the last day of the then current Interest Period applicable to such Loans;

                 (iii) if such Loans are Eurodollar Loans, the relevant Borrower may elect to convert such loans to Base Rate Loans, subject to
     SECTION 3.05 in the case of any such conversion effective on any day other than the last day of the then current Interest Period applicable to such Loans;

                 (iv) if such Loans are C$ Prime Loans, the Parent Borrower may elect to convert such Loans to Bankers' Acceptances; and

                 (v) the Parent Borrower may elect to convert Bankers' Acceptances to C$ Prime Loans.

Each such election shall be made by delivering a notice, substantially in the form of EXHIBIT A-1 hereto, in the case of the U.S. Borrower, or substantially in the form of EXHIBIT A-2 hereto, in the case of the Parent Borrower (a "NOTICE OF EXTENSION/CONVERSION," which may be by telephone if promptly confirmed in writing), which notice shall not thereafter be revocable by the relevant Borrower, to the Term B Administrative Agent (in the case of Term B Loans) and the Canadian Administrative Agent (in the case of U.S. Revolving Loans, Canadian Revolving Loans, Term A Loans and Bankers' Acceptances) not later than
10:00 A.M. (local time in the applicable Administrative Office) on the third Business Day before the conversion or continuation selected in such notice is to be effective. A Notice of Extension/Conversion may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans and/or the amount of Bankers' Acceptances; PROVIDED that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such Notice applies, and the remaining portion to which it does not apply, are each (A) C$1,000,000 (and larger multiples of C$1,000,000 in excess thereof), in the case of conversions to or from Bankers' Acceptances, (B) C$1,000,000 (and larger multiples of C$1,000,000), in the case of conversions to C$ Prime Loans and (C) in all other cases, US$2,000,000 or any larger multiple of US$500,000. Notwithstanding the foregoing, a Borrower may not (i) elect to convert the currency in which any Loan is denominated, (ii) elect to convert any C$ Prime Loan to a Bankers' Acceptance while any Default or Event of Default has occurred and is continuing or (iii) elect to convert any Bankers' Acceptance to a C$ Prime Loan on any date other than the maturity date for such Bankers' Acceptance.

          (b) CONTENTS OF NOTICE OF EXTENSION/CONVERSION. Each Notice of Extension/Conversion shall specify:

                 (i) the Group of Loans (or portion thereof) or Bankers' Acceptances to which such notice applies;

                 (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of SUBSECTION 2.08(a) above;

                 (iii) if the Loans comprising such Group are to be converted, the new Type of Loans and, (A) if the Loans being converted are to be Eurodollar Loans, the duration of the next succeeding Interest Period applicable thereto or, (B) if the Loans converted are to be borrowed by way of Bankers' Acceptances, the duration of the next succeeding BA Contract Period applicable thereto; and

                 (iv) if such Loans are to be continued as Eurodollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period and BA Contract Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definitions of the terms "Interest Period" and "BA Contract Period", respectively. If no Notice of Extension/Conversion is timely received prior to the end of an Interest Period for any Group of Eurodollar Loans, the relevant Borrower shall be deemed to have elected that such Group be converted to Base Rate Loans as of the last day of such Interest Period.

          (c) NOTIFICATION TO LENDERS. Upon receipt of a Notice of Extension/Conversion from a Borrower pursuant to SECTION 2.08(a) above, the Term B Administrative Agent, or the Canadian Administrative Agent, as applicable, shall promptly notify each relevant Lender of the contents thereof.

          (d) LIMITATION ON CONVERSION/CONTINUATION OPTIONS. No Borrower shall be entitled to elect to convert any U.S. Dollar-Denominated Loans to, or continue any U.S. Dollar-Denominated Loans for an additional Interest Period as, Eurodollar Loans if (i) the aggregate principal amount of any Group of Eurodollar Loans created or continued as a result of such election would be less than US$2,000,000 or (ii) a Default under SECTION 8.01(a) or an Event of Default shall have occurred and be continuing when such Borrower delivers notice of such election to the relevant Administrative Agent.

          (e) CERTAIN MANDATORY CONVERSIONS AND PREPAYMENTS OF EURODOLLAR LOANS. On the date on which the aggregate unpaid U.S. Dollar Amount of Eurodollar Loans comprising any Group of Loans shall be reduced, by payment, prepayment or otherwise, to less than US$2,000,000, such Loans shall, on the last day of the then current Interest Period therefor, automatically be converted into Base Rate Loans. Upon the occurrence and during the continuance of a Default under
SECTION 8.01(a) or an Event of Default, (i) each Eurodollar Loan shall automatically, on the last day of the then current Interest Period therefor, be converted into Base Rate Loans and (ii) the obligation of the Lenders to make, or to continue or convert Loans into, Eurodollar Loans shall be suspended. The relevant Administrative Agent shall promptly notify each Lender of the relevant Class of the aggregate U.S. Dollar Amount of any such Eurodollar Loan and such Lender's pro-rata share of such Loan.

          (f) ACCRUED INTEREST. Accrued interest on a Loan (or portion thereof) being extended or converted shall be paid by the relevant Borrower (i) with respect to any Base Rate Loan being converted to a Eurodollar Loan or any C$ Prime Loan being converted to a borrowing by way of Bankers' Acceptance, on the last day of the first fiscal quarter of the Borrowers ending on or after the date of conversion and (ii) otherwise, on the date of extension or conversion.

          SECTION 2.09 MATURITY OF LOANS.

          (a) MATURITY OF REVOLVING LOANS. The Revolving Loans shall mature on the Revolving Termination Date, and any Revolving Loans, LC Obligations and BA Reimbursement Obligations then outstanding (together with accrued interest thereon and fees in respect thereof) shall be due and payable on such date. The Swingline Loans shall mature on the Canadian Swingline Termination Date or the U.S. Swingline Termination Date, as applicable, and any Swingline Loans (together with accrued interest thereon and fees in respect thereof) shall be due and payable on such date.

          (b) SCHEDULED AMORTIZATION OF TERM A LOANS. On each Principal Amortization Payment Date set forth below, the Parent Borrower shall repay, and there shall become due and payable (together with accrued interest thereon), the percentage of the aggregate initial principal amount of Term A Loans set forth below opposite such date, and the Term A Loans of each Lender shall be ratably repaid:

                                                      TERM A LOAN PRINCIPAL
    PRINCIPAL AMORTIZATION PAYMENT DATES             AMORTIZATION PAYMENT, %
    ------------------------------------             -----------------------
             February 28, 2005                           2.50%
             May 31, 2005                                2.50%
             August 31, 2005                             3.75%

                                                      TERM A LOAN PRINCIPAL
    PRINCIPAL AMORTIZATION PAYMENT DATES             AMORTIZATION PAYMENT, %
    ------------------------------------             -----------------------
             November 30, 2005                           3.75%
             February 28, 2006                           3.75%
             May 31, 2006                                3.75%
             August 31, 2006                             5.00%
             November 30, 2006                           5.00%
             February 28, 2007                           5.00%
             May 31, 2007                                5.00%
             August 31, 2007                             6.25%
             November 30, 2007                           6.25%
             February 29, 2008                           6.25%
             May 31, 2008                                6.25%
             August 31, 2008                             6.25%
             November 30, 2008                           6.25%
             February 28, 2009                           6.25%
             Term A Maturity Date                       16.25%
             Total                                     100.00%

Each amount specified above with respect to Term A Loans shall be ratably reduced by the excess, if any, of the Term A Committed Amount over the aggregate outstanding principal amount of the Term A Borrowing funded on the Closing Date. To the extent not previously paid in full, all amounts outstanding in respect of the Term A Loans shall be due and payable on the Term A Maturity Date.

          (c) SCHEDULED AMORTIZATION OF TERM B LOANS. On each Principal Amortization Payment Date set forth below, the Parent Borrower shall repay, and there shall become due and payable (together with accrued interest thereon), the percentage of the aggregate initial principal amount of Term B Loans set forth below opposite such date, and the Term B Loans of each Lender shall be ratably repaid:

                                                      TERM B LOAN PRINCIPAL
    PRINCIPAL AMORTIZATION PAYMENT DATES             AMORTIZATION PAYMENT, %
    ------------------------------------             -----------------------
             November 30, 2004                           0.25%
             February 28, 2005                           0.25%
             May 31, 2005                                0.25%
             August 31, 2005                             0.25%
             November 30, 2005                           0.25%
             February 28, 2006                           0.25%
             May 31, 2006                                0.25%
             August 31, 2006                             0.25%
             November 30, 2006                           0.25%
             February 28, 2007                           0.25%
             May 31, 2007                                0.25%
             August 31, 2007                             0.25%
             November 30, 2007                           0.25%
             February 29, 2008                           0.25%
             May 31, 2008                                0.25%
             August 31, 2008                             0.25%
             November 30, 2008                           0.25%
             February 28, 2009                           0.25%
             May 31, 2009                                0.25%
             August 31, 2009                             0.25%
             November 30, 2009                           0.25%
             February 28, 2010                           0.25%

                                                      TERM B LOAN PRINCIPAL
    PRINCIPAL AMORTIZATION PAYMENT DATES             AMORTIZATION PAYMENT, %
    ------------------------------------             -----------------------
             May 31, 2010                                0.25%
             August 31, 2010                             0.25%
             November 30, 2010                          23.50%
             February 28, 2011                          23.50%
             May 31, 2011                               23.50%
             Term B Maturity Date                       23.50%
             Total                                     100.00%

 Each amount specified above with respect to Term B Loans shall be ratably reduced by the excess, if any, of the Term B Committed Amount over the aggregate outstanding principal amount of the Term B Borrowing funded on the Closing Date. To the extent not previously paid in full, all amounts outstanding in respect of the Term B Loans shall be due and payable on the Term B Maturity Date.

          SECTION 2.10 PREPAYMENTS.

          (a) VOLUNTARY PREPAYMENTS. The Borrowers shall have the right voluntarily to prepay Loans in whole or in part from time to time, subject to
SECTION 3.06 but otherwise without premium or penalty; PROVIDED, HOWEVER, that
(i) each partial prepayment of Loans shall be in a minimum principal amount of
(A) US$5,000,000 and integral multiples of US$1,000,000 in excess thereof, in the case of U.S. Dollar-Denominated Loans, and (B) C$5,000,000 and integral multiples of C$1,000,000 in excess thereof, in the case of C$ Prime Loans, (ii) the relevant Borrower shall have given prior written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice) to the Term B Administrative Agent or the Canadian Administrative Agent (with a copy to the other), as applicable, (A) in the case of any Revolving Loan, which is a Base Rate Loan, by 11:00 A.M. (local time in the applicable Administrative Office), on the date of prepayment, (B) in the case of any Canadian Revolving Loan which is a C$ Prime Loan, by 11:00 A.M. (Montreal, Quebec, time) at least one Business Day prior to the date of prepayment and (C) in the case of any other Loan, by 10:00 A.M. (local time in the applicable Administrative Office), at least three Business Days prior to the date of prepayment; PROVIDED that no notice shall be required in connection with the prepayment of Swingline Loans or the Borrowers' reimbursement obligations pursuant to SECTION 2.05(h), and (iii) voluntary prepayments of Term Loans under this SECTION 2.10(a) shall be applied ratably to the Term A Loans and the Term B Loans (in each case in inverse order of the remaining Principal Amortization Payments thereof). Each notice of prepayment shall specify the prepayment date, the principal amount (in the relevant currency) and U.S. Dollar Amount or Canadian Dollar Amount (if applicable) to be prepaid, whether the Loan to be prepaid is a U.S. Revolving Loan, Canadian Revolving Loan, Term A Loan, Term B Loan or Swingline Loan, the currency of the Loan to be prepaid, whether the Loan to be prepaid is a Eurodollar Loan, a C$ Prime Loan or a Base Rate Loan and, in the case of a Eurodollar Loan, the Interest Period of such Loan. Each notice of prepayment shall be irrevocable and shall commit the relevant Borrower to prepay such Loan by the amount stated therein on the date stated therein. Subject to the foregoing, amounts prepaid under this SECTION 2.10(a) shall be applied as the relevant Borrower may elect; PROVIDED that (i) if the U.S. Borrower (or the U.S. Subsidiary Borrower) fails to specify the application of a voluntary prepayment, then such prepayment shall be applied first to U.S. Revolving Loans, then to U.S. Swingline Loans in each case first to Base Rate Loans and then to Eurodollar Loans of the applicable Class in direct order of Interest Period maturities, and (ii) if the Parent Borrower (or the Canadian Subsidiary Borrower) fails to specify the application of a voluntary prepayment, then such prepayment shall be applied first to Canadian Revolving Loans then to Canadian Swingline Loans, in each case first to C$ Prime Loans, and Base Rate Loans and then to Eurodollar Loans of the applicable Class in direct order of Interest Period maturities, then ratably to the Term A Loans and to the Term B Loans (in each case in inverse order of the remaining Principal Amortization Payments thereof) in each case first to Base Rate Loans and then to Eurodollar Loans of the applicable Class in direct order of Interest Period maturities. All prepayments under this SECTION 2.10(a) shall be accompanied by accrued interest on the principal amount being prepaid to the date of payment. Notwithstanding anything to the contrary above, borrowings by way of Bankers' Acceptances may not be prepaid.

          (b) MANDATORY PREPAYMENTS.

                 (i) U.S. REVOLVING COMMITTED AMOUNT. If on any date the aggregate U.S. Revolving Outstandings exceed the U.S. Revolving Committed
     Amount: (A) the U.S. Borrower shall repay, and there shall become due and payable (together with accrued interest thereon), on such date an aggregate principal amount of U.S. Swingline Loans equal to such excess; (B) if the outstanding U.S. Swingline Loans have been repaid in full or if no U.S. Swingline Loans are outstanding, the U.S. Borrower shall prepay, and there shall become due and payable (together with accrued interest thereon), U.S. Revolving Loans in such amounts as are necessary so that, after giving effect to the repayment of the U.S. Swingline Loans and the repayment of U.S. Revolving Loans, the aggregate U.S. Revolving Outstandings do not exceed the U.S. Revolving Committed Amount; and (C) if the outstanding U.S. Revolving Loans and U.S. Swingline Loans have been repaid in full, the U.S. Borrower shall Cash Collateralize U.S. LC Obligations so that, after giving effect to the repayment of U.S. Swingline Loans and U.S. Revolving Loans and the Cash Collateralization of U.S. LC Obligations pursuant to this SUBSECTION (i), the aggregate U.S. Revolving Outstandings does not exceed the U.S. Revolving Committed Amount. In determining the aggregate U.S. Revolving Outstandings for purposes of this SUBSECTION (i), U.S. LC Obligations shall be reduced to the extent that they are Cash Collateralized as contemplated by this SUBSECTION (i). Each prepayment of U.S. Revolving Loans required pursuant to this SUBSECTION (i) shall be applied ratably among outstanding U.S. Revolving Loans based on the respective amounts of principal then outstanding. Each Cash Collateralization of U.S. LC Obligations required by this SUBSECTION (i) shall be applied ratably among U.S. LC Obligations based on the respective amounts thereof then outstanding.

                 (ii) CANADIAN REVOLVING COMMITTED AMOUNT. IF on any date the aggregate Canadian Revolving Outstandings exceeds the Canadian Revolving Committed Amount for any reason whatsoever, including, without limitation (but subject to the last sentence of this SUBSECTION (ii)), due to fluctuations in the Exchange Rate: (A) the Parent Borrower shall repay, and there shall become due and payable (together with accrued interest thereon), on such date an aggregate principal amount of the Canadian Swingline Loans equal to such excess; (B) if the outstanding Canadian Swingline Loans have been repaid in full, the Parent Borrower shall prepay, and these shall become due and payable (together with accrued interest thereon) Canadian Revolving Loans in such amounts as are necessary so that, after giving effect to the repayment of the Canadian Swingline Loans and the repayment of Canadian Revolving Loans, the aggregate Canadian Revolving Outstandings do not exceed the Canadian Revolving Committed Amount; (C) if the outstanding Canadian Revolving Loans and Canadian Swingline Loans have been repaid in full, the Parent Borrower shall Cash Collateralize Canadian LC Obligations so that, after giving effect to the repayment of Canadian Swingline Loans and Canadian Revolving Loans and the Cash Collateralization of Canadian LC Obligations pursuant to this SUBSECTION (ii), the aggregate Canadian Revolving Outstandings does not exceed the Canadian Revolving Committed Amount; and (D) if the outstanding Canadian LC Obligations have been Cash Collateralized in full and Canadian Revolving Loans and Canadian Swingline Loans repaid in full, the Parent Borrower shall Cash Collateralize BA Reimbursement Obligations so that, after giving effect to the repayment thereof pursuant to this SUBSECTION (i), the aggregate Canadian Revolving Outstandings does not exceed the Canadian Revolving Committed Amount. In determining the aggregate Canadian Revolving Outstandings for purposes of this SUBSECTION (ii), Canadian LC

     Obligations and BA Reimbursement Obligations shall be reduced to the extent that they are Cash Collateralized as contemplated by this SUBSECTION (ii). Each prepayment of Canadian Revolving Loans by the Parent Borrower required pursuant to this SUBSECTION (ii) shall be applied ratably among outstanding Canadian Revolving Loans of the Parent Borrower based on the respective amounts of principal then outstanding. Each Cash Collateralization of Canadian LC Obligations or BA Reimbursement Obligations of the Parent Borrower required by this SUBSECTION (ii) shall be applied ratably among Canadian LC Obligations or BA Reimbursement Obligations, respectively, of the Parent Borrower based on the respective amounts thereof then outstanding. Notwithstanding anything herein to the contrary, if on any Currency Calculation Date, the Canadian Administrative Agent shall determine in its sole discretion that, due to the fluctuations in the Exchange Rate, the aggregate Canadian Revolving Outstandings exceed the Canadian Revolving Committed Amount, the Canadian Administrative Agent shall notify the Parent Borrower and the Canadian Revolving Lenders of such excess and the Parent Borrower shall, if the amount of such excess is 5% or more of the Canadian Revolving Committed Amount, within three Business Days of the receipt of such notice, pay the Loans and/or Cash Collateralize or pay the LC Obligations and the BA Reimbursement Obligations in the order and in the manner provided in this SUBSECTION (ii).

                 (iii) FOREIGN CURRENCY LETTERS OF CREDIT. IF on any Currency Calculation Date after giving effect to the determination of all relevant U.S. Dollar Amounts or Canadian Dollar Amounts, as the case may be, hereunder, (x) the aggregate U.S. Foreign Currency LC Exposure exceeds the U.S. Foreign Currency LC Committed Amount or (y) the aggregate Canadian Foreign Currency LC Exposure exceeds the Canadian Foreign Currency LC Committed Amount, the relevant Borrower shall Cash Collateralize LC Obligations in respect of the relevant Foreign Currency Letters of Credit so that, after giving effect to the Cash Collateralization of such LC Obligations pursuant to this SUBSECTION (iii), the relevant aggregate Foreign Currency LC Exposure does not exceed the US. Foreign Currency LC Committed Amount or the Canadian Foreign Currency LC Committed Amount, as the case may be. In determining the relevant aggregate Foreign Currency LC Exposure for purposes of this SUBSECTION (iii), LC Obligations shall be reduced to the extent that they are Cash Collateralized as contemplated by this SUBSECTION (iii). Each Cash Collateralization of LC Obligations required by this SUBSECTION (iii) shall be applied ratably among LC Obligations in respect of all relevant Foreign Currency Letters of Credit based on the respective amounts thereof then outstanding.

                 (iv) EXCESS CASH FLOW. Within 110 days after the end of each fiscal year of the Parent Borrower (commencing with the fiscal year ending May 31, 2005), the Borrowers shall prepay the Loans in an aggregate U.S. Dollar Amount equal to (A) 50% of the Excess Cash Flow for such prior fiscal year (or, in the case of the fiscal year ending May 31, 2005, a portion thereof from the Closing Date), if the Leverage Ratio as of the last day of such fiscal year was equal to or greater than 3.25 to 1.00, or
     (B) 0% of the Excess Cash Flow for such prior fiscal year, if the Leverage Ratio as of the last day of such fiscal year was less than 3.25 to 1.00.

                 (v) ASSET DISPOSITIONS, CASUALTIES AND CONDEMNATIONS. ETC. Upon acceptance by the Term A Lenders and Term B Lenders of the Asset Disposition Event Offer or Casualty/Condemnation Event Offer, as provided in SUBSECTION (c) below, or any reduction after the Closing Date of the cash consideration paid to the Seller under the Acquisition Agreement (including as a result of any indemnity payment by the Seller to the Parent Borrower or the U.S. Borrower), the Borrowers shall prepay the Term Loans in an aggregate U.S. Dollar Amount equal to 100% of the accepted Asset Disposition Proceeds, 100% of the accepted Casualty Proceeds or Condemnation Proceeds, or 100% of the proceeds of such reduction, as applicable; PROVIDED that if no Term Loans remain outstanding at the time an Asset Disposition (other than an Excluded

     Asset Disposition), a Casualty or Condemnation shall occur, the Borrowers shall prepay the Revolving Loans in an aggregate U.S. Dollar Amount equal to 100% of such Asset Disposition Proceeds, Casualty Proceeds or Condemnation Proceeds, as the case may be.

                 (vi) DEBT ISSUANCES. Within two Business Days after receipt by any Group Company of proceeds from any Debt Issuance (other than any Debt Issuance permitted pursuant to SECTION 7.01(i) THROUGH (xvi)of this Agreement), the Borrowers shall prepay the Loans in an aggregate U.S. Dollar Amount equal to 100% of the Net Cash Proceeds of such Debt Issuance.

                 (vii) EQUITY ISSUANCES. Within two Business Days after receipt by any Group Company of proceeds from any Equity Issuance (other than any Excluded Equity Issuance), the Borrowers shall prepay the Loans in an aggregate U.S. Dollar Amount equal to (A) 50% of the Net Cash Proceeds of such Equity Issuance if the Leverage Ratio as of the last day of the fiscal quarter of the Parent Borrower ending on or most recently preceding the date of the receipt of such proceeds was equal to or greater than 3.25 to 1.00, or (B) 0% of such Equity Issuance if the Leverage Ratio as of the last day of the fiscal quarter of the Parent Borrower ending on or most recently preceding the date of receipt of such proceeds was less than 3.25 to 1.00.

                 (viii) PAYMENTS IN RESPECT OF SUBORDINATED DEBT. Immediately upon receipt by the relevant Administrative Agent or any Lender of any amount so payable pursuant to the subordination provision of any Debt of the Parent Borrower or any of its Subsidiaries that is subordinate to the Senior Obligations, all proceeds thereof shall be applied as set forth in SUBSECTION (ix)(B) below.

                 (ix) APPLICATION OF MANDATORY PREPAYMENTS. All amounts required to be paid pursuant to this SECTION 2.10(b) shall be applied as follows:

                        (A)    with respect to all amounts paid pursuant to
          SECTION 2.10(b)(i) or (ii), in the order provided in such Section; and

                        (B) subject to SUBSECTIONS (b)(x), (xi) and (c)below, with respect to all amounts paid pursuant to SECTIONS 2.10(b)(iv),
          (v), (vi), or (vii), (viii), (1) first, pro-rata to the Term A Loans and the Term B Loans (in each case ratably to the remaining Principal Amortization Payments thereof) and (2) second, to (x) the U.S. Revolving Loans and the Canadian Revolving Loans ratably based upon the remaining outstanding U.S. Dollar Amount thereof (without reduction in the U.S. Revolving Committed Amount or the Canadian Revolving Committed Amount) and (y) then to Swingline Loans (without reduction in the U.S. Revolving Committed Amount or the Canadian Revolving Committed Amount, or the U.S. Swingline Committed Amount or the Canadian Swingline Committed Amount).

                 (x) TERM B FACILITY EXCEPTIONS. Notwithstanding anything contained in any Senior Finance Document, but subject to Article VIII, the aggregate amount of repayments or prepayments, as the case may be, required to be made under SECTION 2.09(c) and this SECTION 2.10(b)(iv), (but only with respect to the prepayment arising out of any reduction of the cash consideration under the Acquisition Agreement), (vi),(vii) or (viii) from the Closing Date to the first day after the fifth anniversary thereof (the "CATCH-UP DATE") in respect of Term B Loans shall not exceed 25% of the aggregate outstanding principal amount of Term B Loans as of the Closing Date. Within five (5) Business Days following the Catch-up Date, the Parent Borrower shall repay or prepay the Term B Loans in an aggregate principal amount equal to the amounts that should have been applied to the repayments or prepayments in respect of the Term

     B Loans but for this SECTION 2.10(b)(x), and such payments shall be applied first, to the Term B Loans and then, in the manner specified in SECTION 2.10(b)(ix) above. Pending the prepayment described in the preceding sentence, the funds for such prepayment shall be kept in the Sinking Fund Account pursuant to SUBSECTION (xiii) below.

                 (xi) TERM B DEFERRALS. Notwithstanding the forgoing, any holder of Term B Loans may elect, subject to the limitations set forth below, to decline all or a portion of any mandatory prepayment of Term B Loans of such Lender pursuant to SECTION 2.10(b)(iv), (v), (vi), (vii),
     (viii) or (x), PROVIDED that (A) such holder shall have given written or telecopy notice to the Term B Administrative Agent (with a copy to the Canadian Administrative Agent) (or telephone notice promptly confirmed in writing) at least one Business Day prior to the date on which such prepayment is proposed to be made by the Parent Borrower, as set forth in the notice from the Parent Borrower pursuant to SECTION 2.10(b)(xv), and
     (B) after giving effect to any concurrent prepayment of Term A Loans pursuant to SECTION 2.l0(b)(iv), (v), (vi), (vii) or (viii), the Term A Loans shall not have been paid in full. Any such notice from a holder of Term B Loans shall set forth the percentage that such holder has elected to decline of the prepayment which such holder would otherwise receive pursuant to this SECTION 2.10(b). If any such election is made, the aggregate amount of the prepayment which holders of Term B Loans shall have elected to decline shall be applied, first, to prepay Term A Loans (ratably to the remaining Principal Amortization Payments thereof) and, second, after the Term A Loans have been paid in full, to the Term B Loans held by each Lender which elected to decline any portion of such mandatory prepayment (ratably to the remaining Principal Amortization Payments thereof), pro-rata according to the amount of such prepayment which each such holder elected to decline.

                 (xii) ORDER OF APPLICATIONS. All amounts allocated to Revolving Outstandings as provided in this SECTION 2.10(b) shall be applied
     (A) in the case of U.S. Revolving Outstandings, first, to Revolving Loans, second, after all Revolving Loans have been repaid, to Swingline Loans, and third (in the case of SUBSECTIONS (b)(i) and (b)(iii) only), after all Swingline Loans have been repaid, to Cash Collateralize or pay the LC Obligations, and (B) in the case of Canadian Revolving Outstandings, first, to Revolving Loans, second, after all Revolving Loans have been repaid, to Swingline Loans, and third (in the case of SUBSECTIONS (b)(ii) and (b)(iii) only), after all Swingline Loans have been repaid, to Cash Collateralize or pay BA Reimbursement Obligations and LC Obligations; PROVIDED that any balance of such amounts remaining after all Revolving Loans of the applicable Class have been repaid and, if applicable, all LC Obligations and/or BA Reimbursement Obligations have been Cash Collateralized shall be applied pro-rata to the Term A Loans and Term B Loans (in each case ratably to the remaining Principal Amortization Payments thereof). Within the parameters of the applications set forth above, prepayments of Revolving Loans and Term Loans shall be applied first to Base Rate Loans or C$ Prime Loans, as the case may be, and then, subject to SUBSECTION (xiii) below, to Eurodollar Loans in direct order of Interest Period maturities. All prepayments under this SECTION 2.10(b) shall be subject to SECTION 3.06. All prepayments under this SECTION 2.10(b) shall be accompanied by accrued interest on the principal amount being prepaid to the date of payment.

                 (xiii) SINKING FUND ACCOUNT. Amounts that should have been applied, but for SUBSECTION (x) above, to the prepayment of Term B Loans shall be deposited by the Borrowers in a separate Sinking Fund Account (as defined below) for the Loans of such Class (the aggregate amounts so deposited (exclusive of any interest or earnings thereon), "SINKING FUND DEPOSITS"). The Sinking Fund Deposits can be withdrawn by the Parent Borrower on the occurrence of the first of: (i) the Parent Borrower having fulfilled all of its obligations described in SUBSECTION (x) above (including the penultimate sentence thereof), and (ii) all outstanding Term B Loans, with respect to which amounts above have been deposited in the Sinking Fund Account, have been

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     paid in full. If the Parent Borrower does not fulfill all of its obligations described in SUBSECTION (x) above within five Business Days following the Catch-up Date, the U.S. Collateral Agent may withdraw such amounts in the Sinking Fund Account necessary to fulfill the Parent Borrower's obligations established in subsection (x) above. The Term B Administrative Agent shall apply any cash deposited in the Sinking Fund Account that is withdrawn by the U.S. Collateral Agent pursuant to the preceding sentence to prepay the Term B Loans. For purposes of this Agreement, the term "SINKING FUND ACCOUNT" shall mean an account (which may include the Sinking Fund Account established under the U.S. Security Agreement) established by the Parent Borrower over which the U.S. Collateral Agent shall have a fully perfected first priority security interest, including the exclusive right of withdrawal to fulfill the Parent Borrower's obligations pursuant to subsection (x) above where the Parent Borrower has not otherwise fulfilled its obligations existing in accordance with the terms of SUBSECTION (x) above. The U.S. Collateral Agent will, on the instructions of the Parent Borrower, invest amounts on deposit in the Sinking Fund Account in (x) Cash Equivalents and (y) other Investments otherwise permitted by this Agreement, in each case of the foregoing clauses (x) and (y) that mature or that can be liquidated for their cash value on or prior to the Catch-up Date, PROVIDED, HOWEVER, that (i) no Investment will be made on behalf of the Borrower that, in the sole judgment of the U.S. Collateral Agent, would result in any, violation of any Law, (ii) Investments permitted under this subsection (xiii) shall be subjected to a first priority perfected security interest in favor of the U.S. Collateral Agent and (iii) if any Event of Default shall have occurred and be continuing, the selection of such Investments permitted under this subsection (xiii) shall be in the sole discretion of the U.S. Collateral Agent. The Parent Borrower may, upon giving prior written notice to the U.S. Collateral Agent, withdraw interest and profits (including capital gains) on the Investments from the cash on deposit in such account. The Parent Borrower shall have the obligation to ensure that the aggregate value of the Sinking Fund Account is not less than the Sinking Fund Deposits and shall contribute to the Sinking Fund Account an amount to cover any deficiency as and when required by the U.S. Collateral Agent. Other than any interest and profits (including capital gains) earned on such Investments, the Sinking Fund Account shall not bear interest. If the maturity of the Loans has been accelerated pursuant to SECTION 8.02, the Term B Administrative Agent may, in its sole discretion, cause the U.S. Collateral Agent to withdraw amounts on deposit in the Sinking Fund Account and apply such funds to satisfy any of the Senior Obligations.

                 (xiv) PAYMENTS CUMULATIVE. Except as otherwise expressly provided in this SECTION 2.10, payments required under any subsection or clause of this SECTION 2.10 are in addition to payments made or required under any other subsection or clause of this SECTION 2.10.

                 (xv) NOTICE. The Parent Borrower shall give to the Administrative Agents and the Lenders at least five Business Days' prior written or telecopy notice of each and every event or occurrence requiring a prepayment under SECTION 2.10(b)(iv), (v), (vi), (vii), (viii), (ix) or
     (x), including the amount of Net Cash Proceeds expected to be received therefrom and the expected schedule for receiving such proceeds; PROVIDED, HOWEVER, that in the case of any prepayment event consisting of a Casualty or Condemnation, the Parent Borrower shall give such notice within five Business Days after the occurrence of such event.

          (c) DISPOSITION EVENTS, CASUALTY EVENTS AND CONDEMNATION EVENTS.

                 (i) DISPOSITION EVENTS. Within two (2) Business Days after any Asset Disposition (other than an Excluded Asset Disposition) the Borrowers shall give written notice to the Administrative Agents thereof (an "ASSET DISPOSITION EVENT OFFER"), which shall contain and constitute an offer by and on behalf of the Borrowers to prepay the Term Loans as specified in SECTIONS 2.10(b)(v) and (ix) in an aggregate principal amount equal to the entire amount of such

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     Asset Disposition Proceeds on a date specified in the Asset Disposition
     Event Offer that is not less than two Business Days and not more than five Business Days after the date of the Asset Disposition Event Offer. For purposes of this SECTION 2.10(c)(i):

                        (A) Asset Disposition Proceeds shall not include Net Cash Proceeds from an Asset Disposition Event to the extent that (1) no Default or Event of Default then exists or would arise therefrom, and (2) the Borrowers have delivered a certificate of a senior financial officer of the Borrowers to the Administrative Agents on or prior to such date stating that such Net Cash Proceeds shall be reinvested in assets used or usable in the business of the Parent Borrower and its Subsidiaries (but if such Subsidiary is not a Subsidiary Guarantor, such reinvestment must be permitted by
          SECTION 7.06 hereof) within one year following the date of such Asset Disposition Event (which certificate shall set forth the estimates of the proceeds so expended);

                        (B) if all or any portion of Net Cash Proceeds permitted to be applied to reinvestment pursuant to clause (A) above are not so used within the period beginning on the date such Net Cash Proceeds are received and ending on the first anniversary of such date (or if during such period of time the Borrowers shall not have entered into a definitive written agreement to reinvest such Net Cash Proceeds pursuant to clause (A) above and such reinvestment pursuant to such agreement is not consummated within the reasonable period of time not exceeding 60 days after the date of such agreement), then such remaining portion shall be deemed Asset Disposition Proceeds received on the last day of such period (or such earlier date as the relevant Subsidiary determines not to reinvest any portion thereof) or upon the acceleration of the maturity of the Loans, as applicable, as specified in SECTIONS 2.10(b)(v) and (ix) (it being understood that the foregoing shall in no way affect the obligation of any Subsidiary to obtain the consent of the Required Lenders to effect any Asset Disposition not permitted by this Agreement);

                        (C)    pending reinvestment in accordance with clause
          (A) above or the making of an Asset Disposition Event Offer, the relevant Borrower shall either (1) temporarily prepay U.S. Revolving Loans and/or the Canadian Revolving Loans, as applicable, in accordance with SECTION 2.10(a) in an amount equal to such Net Cash Proceeds or (2) deposit such Net Cash Proceeds in the relevant Reinvestment Funds Account of such Borrower established under the U.S. Security Agreement or PPSA Security Agreement (as applicable), to be released therefrom in connection with such reinvestment (unless the maturity of the Loans shall have accelerated) or otherwise applied in accordance with the terms of the PPSA Security Agreement or U.S. Security Agreement, as applicable; and

                        (D) Asset Disposition Proceeds from a Permitted Securitization Transaction permitted by SECTION 7.05(xiii) or a Sale/Leaseback Transaction permitted by SECTION 7.13 shall be limited to 75% of Net Cash Proceeds from such Permitted Securitization Transaction or such Sale/Leaseback Transaction; PROVIDED that such Asset Disposition Proceeds may not be reinvested and clauses (A) through (C) above shall not apply to such Asset Disposition Proceeds.

     Each Lender shall have the right to accept or decline the Asset Disposition Event Offer by providing written notice to the Parent Borrower (on behalf of itself and the other Borrowers) within ten (10) Business Days of receipt of the Asset Disposition Event Offer. The failure of any Lender to notify the Parent Borrower of its acceptance within such ten (10) Business Days shall be deemed to be a rejection of the Asset Disposition Event Offer. To the extent any portion of

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     Asset Disposition Proceeds subject to the Asset Disposition Event Offer are declined by the relevant Lenders, the relevant Borrower may use such portion of the Asset Disposition Proceeds for any purpose not otherwise prohibited by this Agreement.

                 (ii) CASUALTY EVENTS AND CONDEMNATION EVENTS. Within two (2) Business Days after any Casualty or Condemnation, the Borrowers shall give written notice to the Administrative Agents thereof (a "CASUALTY/CONDEMNATION EVENT OFFER"), which shall contain and constitute an offer by and on behalf of the Borrowers to prepay the Term Loans as specified in SECTIONS 2.10(b)(v) and (ix) in an aggregate principal amount equal to the entire amount of such Casualty Proceeds or Condemnation Award on a date specified in the Casualty/Condemnation Event Offer that is not less than two Business Days and not more than five Business Days after the date of the Casualty/Condemnation Event Offer. For purposes of this SECTION 2.10(c)(ii):

                        (A) Casualty Proceeds and Condemnation Proceeds shall not include Net Cash Proceeds from a Casualty Event or Condemnation Event to the extent that (1) no Default or Event of Default then exists or would arise therefrom, (2) the Borrowers have delivered a certificate of a senior financial officer of the Borrowers to the Administrative Agents on or prior to such date stating that such Net Cash Proceeds shall be reinvested in assets used or usable in the business of the Parent Borrower or any of its Subsidiaries or the repair, replacement or restoration of the property in respect of which such Casualty Event or Condemnation Event has occurred, in each case within one year following the date of the receipt of such Net Cash Proceeds (which certificate shall set forth the estimates of the proceeds to be so expended);

                        (B) the relevant Group Company shall diligently proceed in a commercially reasonable manner to complete the repair, restoration or replacement of the properties that were the subject of such Casualty or Condemnation, as described in the certificate referenced in SUBSECTION (A)(2) above, and if all or any portion of Net Cash Proceeds permitted to be applied to reinvestment pursuant to clause (A) above are not so used within the period beginning on the date such Net Cash Proceeds are received and ending on the first anniversary of such date (or if during such period of time the Borrowers shall not have entered into a definitive written agreement to reinvest such Net Cash Proceeds pursuant to clause (A) above and such reinvestment pursuant to such agreement is not consummated within the reasonable period of time not exceeding 60 days after the date of such agreement), then such remaining portion shall be deemed Casualty Proceeds or Condemnation Proceeds (as the case may be) received on the last day of such period (or such earlier date as the relevant Group Company determines not to reinvest any portion thereof) or upon the acceleration of the maturity of the Loans, as applicable, as specified in SECTIONS 2.10(b)(v) and (ix); and

                        (C)    pending reinvestment in accordance with
          clause (A) above or the making of a Casualty/Condemnation Event Offer, the relevant Borrower shall either (1) temporarily prepay U.S. Revolving Loans and/or the Canadian Revolving Loans, as applicable, in accordance with SECTION 2.10(a) in an amount equal to such Net Cash Proceeds or (2) deposit such Net Cash Proceeds in the relevant Reinvestment Funds Account of such Borrower established under the U.S. Security Agreement or PPSA Security Agreement (as applicable), to be released therefrom in connection with such reinvestment (unless the maturity of the Loans shall have been accelerated) or otherwise

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          applied in accordance with the terms of the PPSA Security Agreement or the U.S. Security Agreement, as applicable.

     Each Lender shall have the right to accept or decline the Casualty/Condemnation Event Offer by providing written notice to the Parent Borrower (on behalf of itself and the other Borrowers) within ten (10) Business Days of the receipt of the Casualty/Condemnation Event Offer. The failure of any Lender to notify the Parent Borrower of its acceptance within such ten (10) Business Days shall be deemed to be a rejection of the Casualty/Condemnation Event Offer. To the extent any portion of Casualty Proceeds or Condemnation Proceeds subject to the Casualty/Condemnation Event Offer are declined by the relevant Lenders, the relevant Borrower may use such portion of the Casualty Proceeds or Condemnation Proceeds for any purpose not otherwise prohibited by this Agreement.

          SECTION 2.11 ADJUSTMENT OF COMMITMENTS; RIGHT TO REPLACE LENDERS.

          (a) OPTIONAL TERMINATION OR REDUCTION OF COMMITMENTS (PRO-RATA). The U.S. Borrower may from time to time permanently reduce or terminate the U.S. Revolving Committed Amount, and the Parent Borrower may from time to time permanently reduce or terminate the Canadian Revolving Committed Amount, in each case, in whole or in part, in minimum aggregate amounts of US$5,000,000 or in integral multiples of US$1,000,000 in excess thereof (or, if less, the full remaining amount of the then applicable U.S. Revolving Committed Amount, and/or the Canadian Revolving Committed Amount), upon five Business Days' prior written or telecopy notice to the Canadian Administrative Agent; PROVIDED, HOWEVER, that no such termination or reduction shall be made which would cause (i) the U.S. Revolving Outstandings to exceed the U.S. Revolving Committed Amount as so reduced, or (ii) the Canadian Revolving Outstandings to exceed the Canadian Revolving Committed Amount as so reduced unless, concurrently with such termination or reduction, the Loans of the applicable Class are repaid or, if no Loans of the applicable Class are outstanding, BA Reimbursement Obligations and/or LC Obligations are Cash Collateralized to the extent necessary to eliminate such excess. The Canadian Administrative Agent shall promptly notify each affected Lender of the receipt by the Canadian Administrative Agent of any notice from the Parent Borrower pursuant to this SECTION 2.1l(a). Any partial reduction of the U.S. Revolving Committed Amount, and/or the Canadian Revolving Committed Amount pursuant to this SECTION 2.11(a) shall be applied to the Revolving Commitments of the Lenders of the applicable Class pro-rata based upon their respective U.S. Revolving Commitment Percentages, or Canadian Revolving Commitment Percentages, as applicable. The Parent Borrower shall pay to the Canadian Administrative Agent for the account of the Lenders in accordance with the terms of SECTION 2.12, on the date of each termination or reduction of the U.S. Revolving Committed Amount and/or the Canadian Revolving Committed Amount, any fees accrued through the date of such termination or reduction on the amount of the U.S. Revolving Committed Amount and/or the Canadian Revolving Committed Amount so terminated or reduced.

          (b) TERMINATION. The Revolving Commitments of the Lenders and the LC Commitments of the Issuing Lenders shall terminate automatically on the Revolving Termination Date. The Swingline Commitments of the Swingline Lenders shall terminate automatically on the Swingline Termination Date. The Term A Commitments and Term B Commitments of the Lenders shall terminate automatically immediately after the making of the Term Loans on the Closing Date.

          (c) OPTIONAL TERMINATION OF COMMITMENTS (NON-PRO-RATA); REPLACEMENT OF LENDERS. If (i) any Lender has demanded compensation or indemnification pursuant to SECTION 3.01 or SECTION 3.05 or suspension of its obligations hereunder pursuant to SECTION 3.02, (ii) any Lender is a Defaulting Lender or (iii) any Lender has failed to consent to a proposed amendment, waiver, discharge or termination, which pursuant to the terms of SECTION 10.03 or any other provision of any Senior Finance Document requires

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the consent of all of the Lenders and with respect to which the Required Lenders shall have granted their consent, the U.S. Borrower (in the case of a U.S. Revolving Lender) or the Parent Borrower (in all other cases) shall have the right, if no Default or Event of Default then exists, to (i) remove such Lender by terminating such Lender's Commitment in full or (ii) replace such Lender by causing such Lender to assign its Commitment (without payment of any assignment fee) to one or more existing Lenders or Eligible Assignees pursuant to SECTION
10.06 who are prepared, in the case of the replacement of a Lender for the reason set forth in clause (iii) above, to consent to such proposed amendment, waiver, discharge or termination. The replacement of a Lender pursuant to this
SECTION 2.11(c) shall be effective no later than the tenth Business Day (the "REPLACEMENT DATE") following the date of notice of such replacement to the Lenders through the Administrative Agents, subject to the satisfaction of the following conditions:

                 (i) each replacement Lender and/or Eligible Assignee, and the relevant Administrative Agent acting on behalf of each Lender subject to replacement, shall have satisfied the conditions to an Assignment and Acceptance set forth in SECTION 10.06(b) and, in connection therewith, the replacement Lender(s) and/or Eligible Assignee(s) shall pay:

                        (A) to each Lender subject to replacement an amount equal in the aggregate to the sum of (w) the U.S. Dollar Amount of, and the U.S. Dollar Amount of all accrued but unpaid interest on, its outstanding Loans, (x) the U.S. Dollar Amount of all LC Disbursements that have been funded by (and not reimbursed to) it under SECTION 2.05, together with all accrued but unpaid interest with respect thereto, (y) the U.S. Dollar Amount of all Bankers' Acceptances that have been accepted by (and not reimbursed to) it under SECTION 2.06 and (2) all accrued but unpaid fees owing to it pursuant to SECTION 2. 12;

                        (B) to the Issuing Lenders an amount equal to the aggregate U.S. Dollar Amount owing by the replaced Lenders to the Issuing Lenders as reimbursement pursuant to SECTION 2.05, to the extent such amount was not theretofore funded by such replaced Lenders; and

                        (C) to the Swingline Lenders an amount equal to the aggregate U.S. Dollar Amount owing by the replaced Lenders to the Swingline Lenders pursuant to SECTIONS 2.01(d)(v) and (vii) to the extent such amount was not theretofore funded by such replaced Lenders; and

                 (ii) the Borrowers shall have paid to the relevant Administrative Agent for the account of each replaced Lender an amount equal to all obligations owing to such replaced Lenders by the Borrowers pursuant to this Agreement and the other Senior Finance Documents (other than those obligations of the Borrowers referred to in CLAUSE (i)(A) above).

                 (iii)  In the case of the removal of a Lender pursuant to this
     SECTION 2.11(c), upon (i) payment by the Borrowers to the relevant Administrative Agent for the account of the Lender subject to such removal of an amount equal to the U.S. Dollar Amount of the sum of (A) the aggregate principal amount of all Loans and LC Obligations held by such Lender, (B) the aggregate face amount of all outstanding Bankers' Acceptances accepted by such Lender and (C) all accrued interest, fees and other amounts owing to such Lender hereunder, including, without limitation, all amounts payable by the Borrowers to such Lender under
     ARTICLE III or SECTIONS 10.04 and 10.05, and (ii) provision by the relevant Borrower to each Swingline Lender and each Issuing Lender of appropriate assurances and indemnities (which may include letters of credit) as each may reasonably require with respect to any continuing obligation of such removed Lender to purchase Participation Interests in any LC Obligations or Swingline Loans then outstanding, such

                                      -94-
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     Lender shall without any further consent or other action by it, cease to constitute a Lender hereunder; PROVIDED that the provisions of this Agreement (including, without limitation, the provisions of ARTICLE III and SECTIONS 10.04 and 10.05) shall continue to govern the rights and obligations of a removed Lender with respect to any Loans made, any Letters of Credit issued, any Bankers' Acceptances accepted or any other actions taken by such removed Lender while it was a Lender.

          (d) ADJUSTMENT OF THE COMMITMENTS. At any time prior to the Revolving Termination Date, upon giving not less than thirty (30) days prior written notice to the Canadian Administrative Agent, the Borrowers may request an increase to the U.S. Revolving Commitment and a corresponding reduction to the Canadian Revolving Commitment or an increase to the Canadian Revolving Commitment and a corresponding reduction to the U.S. Revolving Commitment. Any such notice may also include the request to increase the U.S. LC Commitment with a corresponding reduction of the Canadian LC Commitment or to increase the Canadian LC Commitment with a corresponding reduction of the U.S. LC Commitment. Any such notice may request increases or decreases of the Revolving Commitments only in the minimum amounts of US$5,000,000 (or the Canadian Dollar Equivalent thereof) and integral multiples of US$1,000,000 (or the Canadian Dollar Equivalent thereof) (unless the requested adjustment applies to the entire amount of the relevant Revolving Commitment). Upon receipt of any such notice, the Canadian Administrative Agent shall promptly communicate such request to the Revolving Lenders. If within twenty (20) days following the giving of such notice by the Canadian Administrative Agent, any Revolving Lender who is a member of the Class of Revolving Lenders that is being requested to increase their Revolving Commitments does not approve such increase in writing, THEN the Borrowers shall have the right, if no Default or Event of Default then exists, to replace such Lender (together with its Affiliated Revolving Lender) by causing such Lender and its Affiliated Revolving Lender to assign their Revolving Commitments, as adjusted pursuant to this SECTION 2.11(d) to one or more existing Lenders or Eligible Assignees pursuant to SECTION 10.06; PROVIDED that such replacement shall comply with the provisions of SECTION 2.1L(c)(i),
(ii) and (iii). Subject to the satisfaction of the conditions set forth in the next sentence, any adjustment provided for in this SECTION 2.11(d) will be effective on the first Business Day of the fiscal quarter of the Parent Borrower (any such date, an "ADJUSTMENT DATE") following the expiry of said thirty-day notice period and will remain in effect until the next Adjustment Date, if any. Notwithstanding anything herein to the contrary, no adjustment of the Commitments may be effective unless on the Adjustment Date, (i) immediately after giving effect to such adjustment, (A) the Aggregate Revolving Committed Amount does not exceed US$350,000,000 and (B) if the adjustment of LC Commitments is requested (or required to comply with clause (ii) below), the sum of the U.S. LC Committed Amount and the Canadian LC Committed Amount does not exceed US$150,000,000, in each case of the foregoing clauses (A) and (B), as such amounts may be reduced after giving effect to any permanent reduction of the Revolving Commitments pursuant to SECTION 2.11(a), (ii) immediately after giving effect to such adjustment the Canadian Revolving Commitment Percentage of each Canadian Revolving Lender is equal to the U.S. Revolving Commitment Percentage of such Canadian Revolving Lender or the Affiliated Revolving Lender of such Canadian Revolving Lender and (iii) immediately prior to and after giving effect to such adjustment, the conditions set forth in SECTION 4.02(b),
(c) and (d) are satisfied (as if such adjustment were a Credit Extension).

          (e) GENERAL. The Borrowers shall pay to the Canadian Administrative Agent for the account of the Lenders in accordance with the terms of SECTION 2.12, on the date of each termination or reduction of the U.S. Revolving Committed Amount or the Canadian Revolving Committed Amount, as applicable, the Commitment Fee accrued through the date of such termination or reduction on the amount of the U.S. Revolving Committed Amount or the Canadian Revolving Committed Amount, as the case may be, so terminated or reduced.

          SECTION 2.12 FEES.

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          (a) COMMITMENT FEE. The Parent Borrower shall pay to the Canadian
Administrative Agent for the account of each Canadian Revolving Lender a fee on such Lender's Canadian Revolving Commitment Percentage of the daily Unused Canadian Revolving Commitment Amount, and the U.S. Borrower shall pay to the Canadian Administrative Agent for the account of each U.S. Revolving Lender a fee on such Lender's U.S. Revolving Commitment Percentage of the daily Unused U.S. Revolving Commitment Amount, computed in each case at a per annum rate for each day equal to 0.50% (each such fee, the "COMMITMENT FEE"). The Commitment Fee shall commence to accrue on the date of this Agreement and shall be due and payable in arrears on the first Business Day of each fiscal quarter of the Parent Borrower (and any date that the U.S. Revolving Committed Amount or the Canadian Revolving Committed Amount, as the case may be, is reduced as provided in SECTION 2.11(a) and the Revolving Termination Date for the applicable Class) for the immediately preceding quarter (or portion thereof), beginning with the first of such dates to occur after the Closing Date.

          (b) LETTER OF CREDIT FEES.

                 (i) STANDBY LETTER OF CREDIT ISSUANCE FEE. (A) The Parent Borrower shall in the case of a Canadian Letter of Credit pay to the Canadian Administrative Agent for the account of each Canadian Revolving Lender and (B) the U.S. Borrower shall in the case of a U.S. Letter of Credit cause the U.S. Borrower to pay to the Canadian Administrative Agent for the account of each U.S. Revolving Lender, a fee (the "STANDBY LETTER OF CREDIT FEE") on such Lender's respective Revolving Commitment Percentage of the daily maximum amount available to be drawn under each such Standby Letter of Credit computed at a per annum rate for each day from the date of issuance through the date of expiration equal to the Applicable Margin for Standby Letter of Credit Fees in effect from time to time. The Standby Letter of Credit Fee will be payable quarterly in arrears on the second Business Day of each fiscal quarter of the Parent Borrower for the immediately preceding quarter (or portion thereof), beginning with the first of such dates to occur after the date of issuance of such Letter of Credit, and on the Revolving Termination Date for the applicable Revolving Commitment.

                 (ii) TRADE LETTER OF CREDIT FEE. (A) The Parent Borrower shall in the case of a Canadian Letter of Credit pay to the Canadian Administrative Agent for the account of each Canadian Revolving Lender and
     (B) the U.S. Borrower shall in the case of a U.S. Letter of Credit cause the U.S. Borrower to pay to the Canadian Administrative Agent for the account of each U.S. Revolving Lender, a fee (the "TRADE LETTER OF CREDIT FEE") on such Lender's respective Revolving Commitment Percentage of the daily maximum amount available to be drawn under each such Trade Letter of Credit computed at a per annum rate for each day from the date of issuance through the date of expiration equal to the Applicable Margin for Trade Letter of Credit Fees in effect from time to time. The Trade Letter of Credit Fee will be payable quarterly in arrears on the second Business Day of each fiscal quarter of the Parent Borrower for the immediately preceding quarter (or portion thereof), beginning with the first of such dates to occur after the date of issuance of such Letter of Credit, and on the Revolving Termination Date for the applicable Revolving Commitment.

                 (iii) FRONTING FEES. The Parent Borrower, in the case of an Additional Canadian Letter of Credit, or the U.S. Borrower, in the case of an Additional U.S. Letter of Credit, shall pay directly to the relevant Issuing Lender for its own account a fronting fee in the amount the greater of (A) (1) with respect to each Trade Letter of Credit, equal to 1/4 of 1% of the amount of such Trade Letter of Credit due and payable upon the issuance thereof and (2) with respect to each Standby Letter of Credit, equal to 1/4 of 1% per annum on the daily maximum amount available to be drawn thereunder, and (B) US$500, in each case, due and payable quarterly in arrears on the second Business Day of each fiscal quarter of the Parent Borrower for

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     the immediately preceding quarter (or portion thereof), commencing with the first such date after the issuance of such Letter of Credit, and on the Revolving Termination Date for the applicable Revolving Commitment.

                 (iv) ISSUING LENDER FEES. In addition to the Standby Letter of Credit Fee payable pursuant to CLAUSE (i) above and the Trade Letter of Credit Fee payable pursuant to CLAUSE (ii) above and any fronting fees payable pursuant to CLAUSE (iii) above, the applicable Borrower shall pay to the applicable Issuing Lender for its own account without sharing by the other Lenders the letter of credit fronting and negotiation fees agreed to by such Borrower and such Issuing Lender from time to time and the customary charges from time to time of such Issuing Lender with respect to the amendment, transfer, administration, cancellation and conversion of, and drawings under, each Letter of Credit issued for the account of such Borrower (collectively, the "ISSUING LENDER FEES").

                 (v) COMPUTATION OF CERTAIN FEES AFTER DEFAULT. Upon the occurrence and during the continuance of an Event of Default, the Standby Letter of Credit Fee and the Trade Letter of Credit Fee payable under SUBSECTIONS (i) and (ii) above shall be computed at a rate per annum equal to the relevant "Applicable Margin for Standby Letter of Credit Fee" and the "Applicable Margin for Trade Letter of Credit Fee" as set forth in the applicable table in the definition of "Applicable Margin" in SECTION 1.01 hereof (based on Pricing Level I) plus 2.00%.

                 (vi) COMPUTATION OF FEES WITH RESPECT TO FOREIGN CURRENCY LETTERS OF CREDIT. For the purposes of calculating the average daily maximum amount available to be drawn under any Foreign Currency Letter of Credit for any period under SECTION 2.12(b)(i) or (ii) above, such average daily maximum amount shall be calculated by multiplying (A) the average daily balance of such Foreign Currency Letter of Credit (expressed in the currency in which such Foreign Currency Letter of Credit is denominated) by
     (B) the Exchange Rate for each relevant Agreed Foreign Currency in effect on the last Business Day of such period or by such other reasonable method that the Canadian Administrative Agent deems appropriate.

          (c) BA ACCEPTANCE FEE. The Parent Borrower shall pay to each Canadian Revolving Lender for its own account a fee (the "BA ACCEPTANCE FEE") on the face amount of each Bankers' Acceptance issued by the Parent Borrower and to be accepted by such Canadian Revolving Lender computed at a per annum rate for each day during the BA Contract Period of such Bankers' Acceptance equal to the Applicable Margin for BA Acceptance Fees in effect on the date of issuance of such Bankers' Acceptance. Each BA Acceptance Fee shall be due and payable in advance on the date of issuance of the applicable Bankers' Acceptance in the manner specified in SECTION 2.06(f) hereof.

          (d) OTHER FEES. The Parent Borrower shall pay to the Agents such other fees pursuant to SECTION 9.12 below.

          SECTION 2.13 PRO-RATA TREATMENT. Except to the extent otherwise provided herein:

          (a) LOANS. Each Borrowing, each payment or prepayment of principal of or interest on any Loan, each payment of fees (other than the fronting fees and Issuing Lender Fees retained by an Issuing Lender for its own account and the administrative fees retained by the Administrative Agents for their own account), each reduction of the U.S. Revolving Committed Amount or the Canadian Revolving Committed Amount and each conversion or continuation of any Loan, shall be allocated pro-rata among the relevant Lenders in accordance with the respective U.S. Revolving Commitment Percentages, Canadian Revolving Commitment Percentages, Term A Commitment Percentages and Term B Commitment Percentages, as applicable, of such Lenders (or, if the Commitments of such Lenders have

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expired or been terminated, in accordance with the respective principal amounts of the outstanding Loans of the applicable Class and Participation Interests of such Lenders); PROVIDED that, in the event any amount paid to any Lender pursuant to this SUBSECTION (a) is rescinded or must otherwise be returned by the relevant Administrative Agent, each Lender shall, upon the request of the relevant Administrative Agent repay to such Administrative Agent the amount so paid to such Lender, with interest for the period commencing on the date such payment is returned by such Administrative Agent until the date such Administrative Agent receives such repayment at a rate per annum equal to, during the period to but excluding the date two Business Days after such request, the Federal Funds Rate (in the case of amounts denominated in U.S. Dollars) or CDOR Rate (in the case of amounts denominated in Canadian Dollars) as its cost of funds for the relevant currency borrowed in the relevant interbank market, and thereafter, the Base Rate, C$ Prime Rate or Eurodollar Rate for one-day deposits in the applicable currency, as applicable, plus 2.00% per annum.

          (b) LETTERS OF CREDIT.

                 (i) U.S. LETTERS OF CREDIT. Each payment of U.S. LC Obligations shall be allocated to each U.S. Revolving Lender pro-rata in accordance with its U.S. Revolving Commitment Percentage; PROVIDED that, if any U.S. Revolving Lender shall have failed to pay its applicable pro-rata share of any U.S. LC Disbursement, then any amount to which such U.S. Revolving Lender would otherwise be entitled pursuant to this SUBSECTION
     (b) shall instead be payable to the U.S. Issuing Lender; PROVIDED, FURTHER, that in the event any amount paid to any U.S. Revolving Lender pursuant to this SUBSECTION (b) is rescinded or must otherwise be returned by the U.S. Issuing Lender, each U.S. Revolving Lender shall, upon the request of the Issuing Lender, repay to the Canadian Administrative Agent for the account of the U.S. Issuing Lender the amount so paid to such U.S. Revolving Lender, with interest for the period commencing on the date such payment is returned by the U.S. Issuing Lender until the date the U.S. Issuing Lender receives such repayment at a rate per annum equal to, during the period to but excluding the date two Business Days after such request, the Federal Funds Rate, and thereafter, the Base Rate plus 2.00% per annum.

                 (ii) CANADIAN LETTERS OF CREDIT. Each payment of Canadian LC Obligations shall be allocated to each Canadian Revolving Lender pro-rata in accordance with its Canadian Revolving Commitment Percentage; PROVIDED that, if any Canadian Revolving Lender shall have failed to pay its applicable pro-rata share of any Canadian LC Disbursement, then any amount to which such Canadian Revolving Lender would otherwise be entitled pursuant to this SUBSECTION (b) shall instead be payable to the Canadian Issuing Lender; PROVIDED, FURTHER, that in the event any amount paid to any Canadian Revolving Lender pursuant to this SUBSECTION (b) is rescinded or must otherwise be returned by the Canadian Issuing Lender, each Canadian Revolving Lender shall, upon the request of the Canadian Issuing Lender, repay to the Canadian Administrative Agent for the account of the Canadian Issuing Lender the amount so paid to such Canadian Revolving Lender, with interest for the period commencing on the date such payment is returned by the Canadian Issuing Lender until the date the Canadian Issuing Lender receives such repayment at a rate per annum equal to, during the period to but excluding the date two Business Days after such request, the Federal Funds Rate, and thereafter, the Base Rate plus 2.00% per annum (in the case of Canadian LC Obligations denominated in U.S. Dollars) or the CDOR Rate, and thereafter, the C$ Prime Rate plus 2.00% per annum (in the case of Canadian LC Obligations denominated in Canadian Dollars).

          (c) BANKERS' ACCEPTANCES. Each payment of BA Reimbursement Obligations shall be allocated to each Canadian Revolving Lender pro-rata in accordance with its Canadian Revolving Commitment Percentage; PROVIDED that, in the event any amount paid to any Canadian Revolving Lender

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pursuant to this SUBSECTION (c) is rescinded or must otherwise be returned by the Canadian Administrative Agent, each Canadian Revolving Lender shall, upon the request of the Canadian Administrative Agent, repay to the Canadian Administrative Agent for its account the amount so paid to such Canadian Revolving Lender with interest for the period commencing on the date such payment is returned by the Canadian Administrative Agent, until the date the Canadian Administrative Agent receives such repayment at a rate per annum equal to, during the period to but excluding the date two Business Days after such request, the CDOR Rate and thereafter, the C$ Prime Rate plus 2.00% per annum.

          SECTION 2.14 SHARING OF PAYMENTS. The Lenders agree among themselves that, except to the extent otherwise provided herein, if any Lender shall obtain payment in respect of any Loan, unreimbursed LC Disbursements, unreimbursed Bankers' Acceptances or any other obligation owing to such Lender under this Agreement through the exercise of a right of set-off, banker's lien or counterclaim, or pursuant to a secured claim under Section 506 of the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar Law or otherwise, or by any other means, in excess of its pro-rata share of such payment as provided for in this Agreement, such Lender shall promptly pay in cash or purchase from the other Lenders a participation in such Loans, unreimbursed LC Disbursements, unreimbursed Bankers' Acceptances and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their respective ratable shares as provided for in this Agreement. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of set-off, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by payment in cash or a repurchase of a participation theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Borrowers agree that any Lender so purchasing such a participation may, to the fullest extent permitted by Law, exercise all rights of payment, including set-off, banker's lien or counterclaim, with respect to such participation as fully as if such Lender were a holder of such Loan, LC Obligation, Bankers' Acceptance or other obligation in the amount of such participation. Except as otherwise expressly provided in this Agreement, if any Lender or Agent shall fail to remit to any other Agent or Lender an amount payable by such Lender or Agent to such other Agent or Lender pursuant to this Agreement on the date when such amount is due, such payments shall be made together with interest thereon if paid within two Business Days of the date when such amount is due at a per annum rate equal to the Federal Funds Rate (in the case of amounts denominated in U.S. Dollars) or CDOR Rate (in the case of amounts denominated in Canadian Dollars), and thereafter, at a per annum rate equal to the Base Rate, C$ Prime Rate or Eurodollar Rate for one-day deposits in the applicable currency, as applicable, until the date such amount is paid to such other Agent or Lender. If under any applicable bankruptcy, insolvency or other similar Law, any Lender receives a secured claim in lieu of a set-off to which this SECTION 2.14 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this SECTION 2.14 to share in the benefits of any recovery on such secured claim.

          SECTION 2.15 PAYMENTS: COMPUTATIONS.

          (a) PAYMENTS BY THE BORROWERS. Each payment of principal of and interest on Loans, LC Obligations, BA Reimbursement Obligations and fees hereunder (other than fees payable directly to the Issuing Lenders) shall be paid not later than 2:00 P.M. (local time in the relevant Administrative Office) on the date when due, in the applicable currency and in funds immediately available to the relevant Administrative Agent (or, in the case of payments in respect of the U.S. Swingline Loans, to the U.S. Swingline Lender) at the applicable Borrower's Account. Each such payment shall be made irrespective of any set-off, counterclaim or defense to payment which might in the absence of this provision be

                                      -99-
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asserted by any Borrower or any Affiliate against any Administrative Agent or any Lender. Payments received after 2:00 P.M. (local time in the relevant Administrative Office) shall be deemed to have been received on the next Business Day. Each Borrower shall, at the time it makes any payments under this Agreement, specify to the relevant Administrative Agent the Loan, Letters of Credit, Bankers' Acceptances, fees or other amounts payable by such Borrower hereunder to which such payment is to be applied (and if it fails to specify or if such application would be inconsistent with the terms hereof, the relevant Administrative Agent shall, subject to SECTION 2.13, distribute such payment to the Lenders in such manner as the relevant Administrative Agent may deem reasonably appropriate). The relevant Administrative Agent may in its sole discretion distribute such payments to the applicable Lenders on the date of receipt thereof, if such payment is received prior to 2:00 P.M. (local time in the relevant Administrative Office); otherwise the relevant Administrative Agent may in its sole discretion, distribute such payment to the applicable Lenders on the date of receipt thereof or on the immediately succeeding Business Day. Whenever any payment hereunder shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day unless (in the case of Eurodollar Loans) such Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Business Day. If the date for any payment of principal is extended by operation of Law or otherwise, interest thereon shall be payable for such extended time. Each Borrower hereby authorizes and directs each Administrative Agent to debit any account maintained by such Borrower with such Administrative Agent to pay when due any amounts required to be paid from time to time under this Agreement. All payments in respect of the principal or interest on U.S. Dollar-Denominated Loans shall be made by the relevant
Borrower in U.S. Dollars which may be by telephone if promptly confirmed in writing and all payments in respect of the principal of or interest on Loans denominated in Canadian Dollars shall be made by the relevant Borrower in Canadian Dollars which may be by telephone if promptly confirmed in writing. Unless converted to U.S. Dollars or Canadian Dollars, as applicable, pursuant to the express terms of this Agreement, all reimbursement of amounts drawn under Letters of Credit denominated in an Agreed Foreign Currency, shall be made by the relevant Borrower in such relevant currency.

          (b) DISTRIBUTIONS BY THE ADMINISTRATIVE AGENTS. Unless the relevant Administrative Agent shall have received notice which may be made by telephone if promptly confirmed in writing from the relevant Borrower prior to the date on which any payment is due to the Lenders hereunder that such Borrower will not make such payment in full, the relevant Administrative Agent may assume that such Borrower has made such payment in full to the relevant Administrative Agent on such date, and the relevant Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that the relevant Borrower shall not have so made such payment, each Lender shall repay to the relevant Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the relevant Administrative Agent, at (i) the Federal Funds Rate (if such amount was distributed in U.S. Dollars) or (ii) the CDOR Rate (if such amount was distributed in Canadian Dollars.

          (c) COMPUTATIONS. Except for (x) interest on Base Rate Loans, C$ Prime Loans, Trade Letter of Credit Fees and Standby Letter of Credit Fees for Canadian Letters of Credit, and any Commitment Fees paid to the Canadian Administrative Agent for the account of Canadian Revolving Lenders pursuant to
SECTION 2.12(a), each of which shall be computed on the basis of a 365 or 366 day year as the case may be (unless the Base Rate is determined by reference to the Federal Funds Rate) and (y) BA Acceptance Fees which shall be computed on the basis of a 365 day year, all computations of interest and fees hereunder shall be made on the basis of the actual number of days elapsed over a year of 360 days. Interest shall accrue from and including the date of borrowing (or continuation or conversion) but excluding the date of payment. For the purposes of the Interest Act (Canada), in any case in which an

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interest rate is stated in this Agreement to be calculated on the basis of a year of 360 days or 365 (or 366) days, as the case may be, the yearly rate of interest to which such interest rate is equivalent is equal to such interest rate multiplied by the number of days in the year in which the relevant interest payment accrues and divided by 360 or 365 (or 366), respectively. In addition, the principle of deemed investment of interest does not apply to any interest calculations under this Agreement and the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields.

          SECTION 2.16 ADDITIONAL BORROWERS. With the consent of the Administrative Agents (not to be unreasonably withheld, delayed or conditioned), the Parent Borrower may from time to time designate (i) one or more U.S. Subsidiaries of the Parent Borrower as a U.S. Subsidiary Borrower of a U.S. Revolving Loan, or (ii) one or more Canadian Subsidiaries of the Parent Borrower as a Canadian Subsidiary Borrower of a Canadian Revolving Loan; in each case by delivering to the relevant Administrative Agent a Borrowing Subsidiary Agreement executed by such Subsidiary, the Parent Borrower, the relevant Administrative Agent, and, in addition in the case of a U.S. Revolving Borrowing, the U.S. Borrower, together with an opinion from counsel to such Subsidiary Borrower covering the matters set forth in EXHIBIT D-4 hereto, and such other documents and instruments as the relevant Administrative Agent may reasonably request. Upon such delivery, such Subsidiary shall for all purposes of this Agreement be a Subsidiary Borrower and a party to this Agreement until the Parent Borrower shall have executed and delivered to the relevant Administrative Agent a Borrowing Subsidiary Termination with respect to such Subsidiary, whereupon such Subsidiary shall cease to be a Subsidiary Borrower and a party to this Agreement. Notwithstanding the preceding sentence, no Borrowing Subsidiary Termination will become effective as to any Subsidiary Borrower at a time when any principal of or interest on any Loan to such Subsidiary Borrower, or any Letter of Credit issued for the account of such Subsidiary Borrower, or any Bankers' Acceptance issued by such Canadian Subsidiary Borrower, shall be outstanding hereunder; provided that such Borrowing Subsidiary Termination shall be effective to terminate such Subsidiary Borrower's right to make further borrowings or request other Credit Extensions under this Agreement.

          SECTION 2.17 AUTHORITY TO DEBIT AND CREDIT. Subject to the provisions of this Agreement, each Borrower does hereby expressly and irrevocably authorize the Canadian Administrative Agent to effect all the necessary debits, deposits and credits (with respect to the Borrower's Accounts) in order to accommodate the Lenders in making Credit Extensions and in order to accommodate the Borrowers in making payments to the Lenders.

                                   ARTICLE III
                     TAXES, YIELD PROTECTION AND ILLEGALITY

          SECTION 3.01 TAXES.

          (a) PAYMENTS NET OF CERTAIN TAXES. Any and all payments by any Borrower to or for the account of any Lender or any Agent hereunder or under any other Senior Finance Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, assessments, deductions, charges or withholdings of any nature whatsoever now or hereafter imposed by any Governmental Authority, and all liabilities (including, without limitation, interest, penalties and additions to tax) with respect thereto, excluding any and all Excluded Taxes (all such non-Excluded Taxes being hereinafter referred to as "TAXES"). If any Borrower shall be required by Law to deduct or withhold any Taxes from or in respect of any sum payable under this Agreement or any other Senior Finance Document to any Lender or any Agent,
(i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this SECTION 3.01) such Lender or such Agent receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii)

                                      -101-
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such Borrower shall make such deductions and withholdings, (iii) such Borrower shall pay the full amount deducted or withheld to the relevant taxation authority or other authority in accordance with applicable Law and (iv) such Borrower shall furnish to the relevant Administrative Agent, at its Administrative Office, the original or a certified copy of a receipt evidencing payment thereof.

          (b) OTHER TAXES. In addition, each Borrower agrees to pay any and all present or future stamp, documentary, excise or property taxes, charges or similar levies (including, without limitation, mortgage recording taxes and similar fees) which arise from any payment made by it under this Agreement or any other Senior Finance Document or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Agreement or any other Senior Finance Document (hereinafter referred to as "OTHER TAXES").

          (c) ADDITIONAL TAXES. Each Borrower agrees to indemnify each Lender and each Agent, within 10 days after written demand therefor, for the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this SECTION 3.01),as applicable, paid by such Lender or such Agent (as the case may be) and all liabilities (including, without limitation, penalties, interest and expenses) arising therefrom or with respect thereto. A certificate as to the amount of such payment or liability delivered to the relevant Borrower by a Lender, or by an Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

          (d) U.S. TAX FORMS AND CERTIFICATES. Each U.S. Revolving Lender that is not a "United States person" within the meaning of Section 7701(a)(30) of the Code (a "NON-U.S. LENDER"), on or prior to the date of its execution and delivery of this Agreement in the case of each such U.S. Revolving Lender listed on the signature pages hereof and on or prior to the date on which it becomes a U.S. Revolving Lender in the case of each such other U.S. Revolving Lender, and thereafter as reasonably requested from time to time by the U.S. Borrower or the relevant Administrative Agent, shall provide the U.S. Borrower and the relevant Administrative Agent with duly completed copies of whichever of the following forms and certificates (as applicable) that such U.S. Revolving Lender is legally able to deliver: (i) Internal Revenue Service Form W-8BEN, certifying that such Non-U.S. Lender is entitled to benefits under an income tax treaty to which the United States is a party that reduces to zero the rate of withholding of U.S. federal income tax on payments of interest; (ii) Internal Revenue Service Form W-8ECI; (iii) in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) Internal Revenue Service Form W-8BEN and (y) a certificate to the effect that such Non- U.S. Lender is not (A) a "bank" within the meaning of
Section 881(c)(3)(A) of the Code, (B) a "10 percent shareholder" of the U.S. Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a "controlled foreign corporation" described in Section 881(c)(3)(C) of the Code; or (iv) any other form or certificate required under the Code or the Treasury Regulations certifying that such Non-U.S. Lender or each of its beneficial owners is entitled to a complete exemption from U.S. federal income tax on payments of interest pursuant to this Agreement or any other Senior Finance Document.

          (e) FAILURE TO PROVIDE TAX FORMS AND CERTIFICATES. For any period with respect to which a U.S. Revolving Lender that is a Non-U.S. Lender has failed to provide the U.S. Borrower and the relevant Administrative Agent with the appropriate form and/or certificate pursuant to SECTION 3.01(d) (unless such failure is due to a change in Law or an income tax treaty to which the United States is a party that occurred subsequent to the date on which a form and/or certificate originally was required to be provided by such U.S. Revolving Lender), such U.S. Revolving Lender shall not be entitled to receive any additional amounts or indemnification under SECTION 3.01(a) or 3.01(c) with respect to withholding of United States federal income tax on interest payments made with respect to such period on its U.S. Revolving Loans or U.S. Revolving Note; PROVIDED, HOWEVER, that should a U.S. Revolving Lender, which is otherwise exempt from or subject to a reduced rate of withholding of United States federal income tax, become subject to such Taxes because of its failure to deliver a form required to be delivered

                                      -102-
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hereunder, the U.S. Borrower shall take such steps as such Non-U.S. Lender shall reasonably request to assist such Non-U.S. Lender to recover such Taxes;
PROVIDED that any such steps shall not subject the U.S. Borrower to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Borrower in any material respect.

          (f) OBLIGATIONS IN RESPECT OF NON-U.S. LENDERS. The U.S. Borrower shall not be required to indemnify or pay any additional amounts pursuant to
SECTION 3.01(a) or 3.01(c) to any U.S. Revolving Lender that is a Non-U.S. Lender in respect of withholding of United States federal income tax on interest payments on its U.S. Revolving Loans or U.S. Revolving Note to the extent that the obligation to withhold United States federal income tax on interest payments on its U.S. Revolving Loans or U.S. Revolving Note existed on the date such U.S. Revolving Lender became a party to this Agreement or, with respect to payments to a new Applicable Lending Office, the date such U.S. Revolving Lender designated such new Applicable Lending Office with respect to its U.S. Revolving Loans; PROVIDED, HOWEVER, that this SUBSECTION (f) shall not apply (i) to any new Applicable Lending Office that becomes a new Applicable Lending Office as a result of an assignment, transfer or designation made at the request of the Parent Borrower or the U.S. Borrower, (ii) to any Eligible Assignee pursuant to a request by Parent Borrower under SECTION 2.11(c), and (iii) to the extent the indemnity payment or additional amounts any Lender (or its assignor, if any) would be entitled to receive at the time of designation of a new Applicable Lending Office (or assignment), without regard to this SUBSECTION (f), do not exceed the indemnity payment or additional amounts that such Lender would have been entitled to receive in the absence of such designation (or assignment).

          (g) MITIGATION. If any Credit Party is required to pay additional amounts to or for the account of any Lender pursuant to this SECTION 3.01, then such Lender shall use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.

          (h) OBLIGATIONS IN RESPECT OF CANADIAN WITHHOLDING TAXES.

                 (i) In the event that any Credit Party is, has become or would become obligated to pay additional amounts or indemnification under
     SECTION 3.01(a) or 3.01(c) with respect to Canadian withholding tax on interest payments to a Term B Lender with respect to its Term B Loan as a result of any change in applicable Law which is announced or becomes effective on or after the date of this Agreement, and the Parent Borrower makes a written request to such Term B Lender to provide information, documents or other evidence concerning such Term B Lender's nationality, residence, entitlement to treaty benefits or connection with Canada or any political subdivision or authority thereof and provides reasonable assistance to such Term B Lender in the completion and provision or filing of any relevant form or other documentation, then such Term B Lender shall comply with such request no later than 90 days after receipt of such request but only provided that (i) such Term B Lender's compliance with such request could not expose such Term B Lender to any material liability, delay or obligation (including unreimbursed costs or out-of-pocket expenses) as determined solely in the discretion of such Term B Lender,
     (ii) such Term B Lender is legally able to comply with such request, (iii) under applicable Law such Term B Lender's compliance with such request is a precondition to reduction or exemption of Canadian withholding tax on interest payments on its Term B Loan, and (iv) such Term B Lender's compliance with such request does not require disclosure of any information that is confidential or proprietary and is not otherwise disadvantageous to such Term B Lender in any material respect, in each case, as determined in solely in the discretion of such Term B Lender. For any period with respect to which any Term B Lender fails to comply with

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     the immediately preceding sentence of this SECTION 3.01(h), such Term B
     Lender shall not be entitled to receive any additional amounts or indemnification under SECTION 3.01(a) or 3.01(c) with respect to any Canadian withholding tax on interest payments made with respect to such period on its Term B Loan.

                 (ii) For any period with respect to which any Term A Lender, Canadian Revolving Lender, Canadian Swingline Lender or Canadian Issuing Lender has ceased to qualify as a Canadian Resident (unless such Term A Lender, Canadian Revolving Lender, Canadian Swingline Lender or Canadian Issuing Lender, as the case may be, has ceased to qualify as a Canadian Resident as a result of a change in Law), such Term A Lender, Canadian Revolving Lender, Canadian Swingline Lender or Canadian Issuing Lender, as the case may be, shall not be entitled to receive any additional amounts or indemnification under SECTION 3.01(a) or 3.01(c) with respect to any Canadian withholding tax on interest payments made with respect to such period on its Term A Loan, Canadian Revolving Loans, Canadian Swingline Loans, Canadian Letters of Credit or Bankers' Acceptances, as applicable.

          (i) REFUNDS. If any Lender or any Agent determines in its sole discretion that it has received a refund of any Taxes as to which it has received from any Borrower additional amounts or indemnification under
SECTION 3.01(a) or 3.01(c), as long as no Default or Event of Default then exists it shall pay over such refund to such Borrower (to the extent of indemnity payments made, or additional amounts paid, by such Credit Party under
SECTION 3.01(a) or 3.01(c) with respect to Taxes giving rise to such refund), net of all out-of-pocket expenses (including, without limitation, any Taxes or Excluded Taxes attributable to such refund) of such Lender or Agent and without interest (other than any interest paid by the relevant taxing authority with respect to such refund (net of any Taxes or Excluded Taxes attributable to such interest)); PROVIDED that each Borrower, upon request of such Lender or Agent, agrees to repay to such Lender or Agent within 10 days after receiving such request, the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such Lender or Agent is required to repay such refund to the relevant Governmental Authority. This SECTION 3.01(i) shall not be construed to require any Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to any Borrower or any other person.

          SECTION 3.02 CHANGE IN LAW, ETC. If, on or after the date of this Agreement, (i) the adoption of any applicable Law, or any change in any applicable Law, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of Law) of any such authority, central bank or comparable agency shall make it unlawful or impossible (A) for any Lender (or its Applicable Lending Office) to make, maintain or fund any of its Eurodollar Loans, (B) for any Issuing Lender to issue Letters of Credit denominated in Canadian Dollars or any Agreed Foreign Currency or (C) for any Canadian Revolving Lender to accept Bankers' Acceptances or (ii) there shall have occurred any change in national or international financial, political or economic conditions (including the imposition of or any change in exchange controls) or currency exchange rates that would make it impracticable (A) for any Lender (or its Applicable Lending Office) to make, maintain or fund any of its Eurodollar Loans, (B) for any Issuing Lender to issue Letters of Credit denominated in Canadian Dollars or any Agreed Foreign Currency or (C) for any Canadian Revolving Lender to accept Bankers' Acceptances, and, in each such case, the affected Lender shall so notify the Administrative Agents, the Administrative Agents shall forthwith give notice thereof to the other Lenders and the Borrowers, whereupon, until each affected Lender notifies the Parent Borrower and the Administrative Agents that the circumstances giving rise to such suspension no longer exist, (i) the obligation of each affected Lender to make Eurodollar Loans, or to convert outstanding Loans into Eurodollar Loans, shall be suspended,

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(ii) the obligation of the affected Issuing Lender to issue Letters of Credit in
Canadian Dollars or such Agreed Foreign Currency shall be suspended and (iii) the commitment of the affected Canadian Revolving Lender to accept Bankers' Acceptances (including Refunding Bankers' Acceptances) shall be suspended and such Lender's outstanding Bankers' Acceptances, if any, shall (on the respective last days of the then current BA Contract Periods or within such earlier period as required by Law) be converted automatically to C$ Prime Loans. Before giving any notice to the Administrative Agents pursuant to this SECTION 3.02, such Lender shall designate a different Applicable Lending Office if such designation will avoid the need for giving such notice and will not, in the good faith judgment of such Lender, be otherwise disadvantageous to such Lender. If such notice is given, the Borrower shall be given the option to prepay each Eurodollar Loan of such Lender then outstanding or convert such Eurodollar Loan to a Base Rate Loan, in each case, either (i) on the last day of the then current Interest Period applicable to such Eurodollar Loan, if such Lender may lawfully continue to maintain and fund such Loan to such day or (ii) immediately, if such Lender shall determine that it may not lawfully continue to maintain and fund such Loan to such day.

          SECTION 3.03 BASIS FOR DETERMINING INTEREST RATE INADEQUATE OR UNFAIR. If on or prior to the first day of any Interest Period for any Eurodollar
Borrowing:

                 (i) the relevant Administrative Agent, acting in good faith, determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the applicable Eurodollar Rate for such Interest Period; or

                 (ii) Lenders having 50% or more of the aggregate amount of the Commitments of the relevant Class advise the relevant Administrative Agent that the London Interbank Offered Rate as determined by the relevant Administrative Agent will not adequately and fairly reflect the cost to such Lenders of funding their Eurodollar Loans included in such Borrowing for such Interest Period; or

                 (iii) the relevant Administrative Agent, acting in good faith, determines (which determination shall be conclusive) that deposits in the principal amounts of the Loans comprising such Borrowing and in U.S. Dollars are not generally available in the relevant market;

such Administrative Agent shall forthwith give notice thereof to the Parent Borrower and the relevant Lenders, whereupon, until the relevant Administrative Agent notifies the Parent Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Lenders to make Eurodollar Loans of such Class, or to continue or convert outstanding Loans as or into Eurodollar Loans of such Class, shall be suspended and (ii) each outstanding Eurodollar Loan shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Parent Borrower notifies the relevant Administrative Agent at least two Business Days before the date of any Eurodollar Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing or a C$ Prime Borrowing, as applicable, in the same aggregate U.S. Dollar Amount as the requested Borrowing and shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the rate applicable to the Revolving Base Rate Loans or C$ Prime Loans, as applicable, for such day.

          SECTION 3.04 CIRCUMSTANCES MAKING BANKERS' ACCEPTANCES UNAVAILABLE.

          (a) If the Canadian Administrative Agent determines in good faith (which determination shall be final, conclusive and binding upon the Parent Borrower) and notifies the Parent Borrower that, by

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reason of circumstances affecting the Canadian money market, there is no market for Bankers' Acceptances, then:

                 (i) the right of the Parent Borrower to request a borrowing by way of Bankers' Acceptances shall be suspended until the Canadian Administrative Agent determines that the circumstances causing such suspension no longer exist and the Canadian Administrative Agent so notifies the Parent Borrower; and

                 (ii) any notice relating to a borrowing by way of Bankers' Acceptances which is outstanding at such time shall be deemed to be a notice requesting C$ Prime Loans (all as if it were a notice given pursuant to SECTION 2.02(c)).

          (b) The Canadian Administrative Agent shall promptly notify the Parent Borrower and the Canadian Revolving Lenders of the suspension of the Parent Borrower's right to request a borrowing by way of Bankers' Acceptances and of the termination of such suspension.

          SECTION 3.05 INCREASED COSTS AND REDUCED RETURN.

          (a) If on or after the date hereof, the adoption of or any change in any applicable Law or in the interpretation or application thereof applicable to any Lender (or its Applicable Lending Office), or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of Law) from any central bank or other Governmental Authority, in each case made subsequent to the Effective Date (or, if later, the date on which such Lender becomes a Lender):

                 (i) shall subject such Lender (or its Applicable Lending Office) to any tax of any kind whatsoever with respect to any Letter of Credit, any Bankers' Acceptance, any Eurodollar Loans made by it or any of its Notes or its obligation to make Eurodollar Loans, to participate in Letters of Credit or to accept Bankers' Acceptances, or change the basis of taxation of payments to such Lender (or its Applicable Lending Office) in respect thereof (except for (A) Taxes and Other Taxes covered by SECTION
     3.01 (including Taxes imposed solely by reason of any failure of such Lender to comply with its obligations under SECTION 3.01(e)) and (B) Excluded Taxes);

                 (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender (or its Applicable Lending Office) which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

                 (iii) shall impose on such Lender (or its Applicable Lending Office) any other condition (excluding any tax of any kind whatsoever);

and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, converting into, continuing or maintaining any Eurodollar Loans, issuing or participating in Letters of Credit or accepting Bankers' Acceptances or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to each relevant Borrower from such Lender, through the relevant Administrative Agent, in accordance herewith, each relevant Borrower shall be obligated to promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender on an after-tax basis (after taking into account applicable deductions and credits in respect of the amount indemnified) for such increased cost or reduced amount receivable.

          (b) If any Lender shall have determined that the adoption or the effectiveness of, or any change in, or any change by any Governmental
Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable Law regarding capital adequacy, or compliance by such Lender, or its parent corporation, with any request or directive regarding capital adequacy (whether or not having the force of Law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's (or parent corporation's) capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender, or its parent corporation, could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's (or parent corporation's) policies with respect to capital adequacy), then, upon notice from such Lender to the relevant Borrower, each relevant Borrower shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender on an after-tax basis (after taking into account applicable deductions and credits in respect of the amount indemnified) for such reduction. Each determination by any such Lender of amounts owing under this SECTION 3.05 shall, absent manifest error be conclusive and binding on the parties hereto.

          (c) A certificate of each Lender setting forth in reasonable detail such amount or amounts as shall be necessary to compensate such Lender or its holding company as specified in SUBSECTION (a) or (b) above, as the case may be, shall be delivered to the relevant Borrower and shall be conclusive absent manifest error. The relevant Borrower shall pay each Lender or the Issuing Lender the amount shown as due on any such certificate delivered by it within 10 Business Days after receipt of the same.

          (d) Promptly (but in no event more than 120 days) after any Lender becomes aware of any circumstance that will, in its reasonable judgment, result in a request for increased compensation pursuant to this SECTION 3.05, such Lender shall notify the relevant Borrower thereof. Failure on the part of any Lender so to notify any Borrower or to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Lender's right to demand compensation with respect to any other period. The protection of this SECTION 3.05 shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of the Law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed.

          SECTION 3.06 FUNDING LOSSES. The relevant Borrower shall indemnify each Lender against any loss or expense (including any loss of anticipated profits) which such Lender may sustain or incur as a consequence of (i) any failure by such Borrower to fulfill on the date of any Borrowing hereunder the applicable conditions set forth in ARTICLE IV,(ii) any failure by such Borrower to borrow or to refinance, convert or continue any Loan hereunder after irrevocable notice of such Borrowing, refinancing, conversion or continuation has been given pursuant to SECTION 2.02 or 2.08, (iii) any payment, prepayment or conversion of a Eurodollar Loan or Bankers' Acceptance, whether voluntary or involuntary, pursuant to any other provision of this Agreement or otherwise made on a date other than the last day of the Interest Period or BA Contract Period applicable thereto, (iv) any default in payment or prepayment of the principal amount of any Loan or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by irrevocable notice of prepayment or otherwise), (v) the occurrence of any Event of Default or (vi) the assignment of any Eurodollar Loan or Bankers' Acceptance other than on the last day of the Interest Period or BA Contract Period applicable thereto as a result of a request by the Parent Borrower pursuant to SECTION 2.11(c), including, in each such case, any loss or reasonable expense sustained or incurred or to be sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Loan or any part thereof as a Eurodollar Loan. Such loss or reasonable expense shall be the amount as reasonably determined by such Lender as the excess, if any, of (i) the amount of interest which would have accrued to such Lender on the amount

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so paid, prepaid, converted, not borrowed, redenominated or assigned at a rate of interest equal to the Adjusted Eurodollar Rate for such Loan, for the period from the date of such payment, prepayment, conversion, failure to borrow, redenomination or assignment to the last day (x) in the case of a payment, prepayment, conversion, redenomination or assignment other than on the last day of the Interest Period for such Loan, of the then current Interest Period for such Loan, or (y) in the case of such failure to borrow, of the Interest Period for such Loan which would have commenced on the date of such failure to borrow, over (ii) the amount of interest which would have accrued to such Lender on such amount by placing such amount on deposit in the applicable currency for a comparable period with leading banks in the relevant interbank market. A certificate of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this SECTION 3.06 shall be delivered to the relevant Borrower and shall be conclusive absent manifest error.

          SECTION 3.07 BASE RATE LOANS SUBSTITUTED FOR AFFECTED EURODOLLAR LOANS. If (i) the obligation of any Lender to make, or to continue or convert outstanding Loans as or to, Eurodollar Loans has been suspended pursuant to
SECTION 3.02 or (ii) any Lender has demanded compensation under SECTION 3.01 or
3.05 with respect to its Eurodollar Loans, and in any such case the relevant Borrower shall, by at least five Business Days' prior notice to such Lender through the relevant Administrative Agent, have elected that the provisions of this SECTION 3.07 shall apply to such Lender, then, unless and until such Lender notifies the relevant Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist, all Loans which would otherwise be made by such Lender as (or continued as or converted to) Eurodollar Loans in the affected currency or currencies shall instead be U.S. Dollar-Denominated Loans bearing interest at the Base Rate then in effect for relevant Revolving Loans (on which interest and principal shall be payable contemporaneously with the related Eurodollar Loans of the other Lenders). If such Lender notifies the relevant Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist, the principal amount of each such Loan shall be converted into a Eurodollar Loan of the relevant Class on the first day of the next succeeding Interest Period applicable to the related Eurodollar Loans of the other Lenders.

                                   ARTICLE IV
                                   CONDITIONS

          SECTION 4.01 CONDITIONS TO CLOSING. The obligation of each Lender to make a Loan, issue a Letter of Credit or accept a Bankers' Acceptance on the Closing Date is subject to the satisfaction of the following conditions:

          (a) EXECUTED FINANCE DOCUMENTS. Receipt by each of the Lead Arrangers and the Administrative Agents of duly executed copies of: (i) this Agreement;
(ii) the Notes; (iii) the Guaranties; (iv) the Collateral Documents and (v) all other Senior Finance Documents, each in form and substance satisfactory to the Lead Arrangers in their sole discretion.

          (b) LEGAL MATTERS. All legal matters incident to this Agreement and the borrowings hereunder shall be satisfactory to the Lead Arrangers and to Fried, Frank, Harris, Shriver & Jacobson LLP, the U.S. counsel for the Administrative Agents and McCarthy Tetrault LLP, the Canadian counsel for the Administrative Agents.

          (c) ORGANIZATIONAL DOCUMENTS. After giving effect to the transactions contemplated by the Transaction Documents, the ownership, capital, corporate, organizational and legal structure of each Credit Party shall be reasonably satisfactory to the Lead Arrangers, and the Lead Arrangers and the Administrative Agents shall have received: (i) a copy of the certificate or articles of incorporation or other organizational documents, as applicable, including all amendments thereto, of each Credit Party, certified as of a recent date by the Secretary of State or other applicable authority of its respective

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jurisdiction of organization; (ii) a certificate as to the good standing of each
Credit Party, as of a recent date, from the Secretary of State or other applicable Governmental Authority of its respective jurisdiction of organization, together in the case of each Material Credit Party, to the extent generally available, with a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each such jurisdiction; (iii) a certificate of the Secretary or Assistant Secretary of each Credit Party dated the Closing Date and certifying
(A) that the certificate or articles of incorporation or other organizational documents, as applicable, of such Credit Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing from its jurisdiction of organization furnished pursuant to CLAUSE (ii) above;
(B) that attached thereto is a true and complete copy of the agreement of limited partnership, operating agreement or by-laws of such Credit Party, as applicable, as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in CLAUSE (C) below, (C) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or other governing body of such Credit Party authorizing the execution, delivery and performance of the Transaction Documents to which it is to be a party and, in the case of a Borrower, the borrowings by it hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect; and (D) as to the incumbency and specimen signature of each officer executing any Senior Finance Document or any other document delivered in connection herewith on behalf of such Credit Party; (iv) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to CLAUSE (iii) above; and (v) such corporate or other constitutive or organizational other documents as the Lead Arrangers or Fried, Frank, Harris, Shriver & Jacobson LLP, the U.S. counsel for the Administrative Agents or McCarthy Tetrault LLP, the Canadian counsel for the Administrative Agents, may reasonably request.

          (d) OFFICER'S CERTIFICATES. The Lead Arrangers and the Administrative Agents shall have received (i) a certificate, dated the Closing Date and signed by a Responsible Officer of each of the Borrowers, confirming compliance with the conditions precedent set forth in PARAGRAPHS (b) and (c) of SECTION 4.02 and
(ii) a certificate, dated the Closing Date and signed by a Responsible Officer of each other Credit Party, confirming compliance with the condition precedent set forth in PARAGRAPH (b) of SECTION 4.02.

          (e) OPINIONS OF COUNSEL. On the Closing Date, the Administrative Agents shall have received:

               (i) favorable written opinions of (A) McDermott, Will & Emery LLP, special U.S. counsel to the Credit Parties, addressed to the Administrative Agents, the Lead Arrangers, the Collateral Agents and each Lender, dated the Closing Date, substantially in the form of EXHIBIT D-l(a) hereto and (B) Fasken Martineau DuMoulin LLP, special Canadian counsel to the Credit Parties, addressed to the Administrative Agents, the Lead Arrangers, the Collateral Agents and each Lender, dated the Closing Date, substantially in the form of EXHIBIT D-1(b) hereto;

               (ii) from special local counsel to the Parent Borrower and the other Credit Parties (which counsel shall be reasonably satisfactory to the Lead Arrangers) for each State or Province in which any Material Credit Party either is located (within the meaning of Section 9-301 of the Uniform Commercial Code as in effect in the State of New York) or has its registered or chief executive office, an opinion addressed to the Administrative Agents, the Lead Arrangers, the Collateral Agents and each Lender, dated the Closing Date, substantially in the form of EXHIBIT D-2 hereto;

               (iii) from special local counsel to the Parent Borrower and the other Credit Parties (which counsel shall be reasonably satisfactory to the Lead Arrangers) for each jurisdiction in which a Material Mortgaged Property is located, an opinion addressed to the Administrative Agents, the Lead Arrangers, the Collateral Agents and each Lender, dated the Closing Date, substantially in the form of EXHIBIT D-3 hereto;

               (iv) from counsel to the Seller in respect of the Acquisition, copies of the opinions delivered by them as required under the Acquisition Agreement; and

               (v) from counsel to the Parent Borrower, copies of the opinions delivered by them under the underwriting or purchase agreements for the Senior Notes and the Subordinated Notes.

          (f) ISSUANCE OF THE JUNIOR DEBT. On or prior to the Closing Date,

               (i) (A) the Parent Borrower shall have entered into the Subordinated Note Indenture on terms that are satisfactory to the Lead Arrangers, (B) the Parent Borrower shall have executed and delivered the Subordinated Notes, (C) the Lead Arrangers and the Administrative Agents shall have received true and correct copies of the Subordinated Note Indenture and each of the Subordinated Notes as originally executed and delivered, each of which shall be in full force and effect, (D) the Parent Borrower shall have received gross cash proceeds of at least US$850,000,000 from the issuance of the Subordinated Notes (it being understood that such cash proceeds shall include all amounts directly applied to pay underwriting and placement commissions and discounts and related fees) and
     (E) the Parent Borrower shall have utilized the full amount of such cash proceeds to make payments owing in connection with the Transaction prior to or concurrently with the utilization of any proceeds of the Loans and Bankers' Acceptances for such purpose.

               (ii)   (A) the Parent Borrower shall have entered into the Senior
     Note Indenture on terms that are satisfactory to the Lead Arrangers, (B) the Parent Borrower shall have executed and delivered the Senior Notes, (C) the Lead Arrangers and the Administrative Agents shall have received true and correct copies of the Senior Note Indenture and each of the Senior Notes as originally executed and delivered, each of which shall be in full force and effect, (D) the Parent Borrower shall have received gross cash proceeds of at least US$350,000,000 from the issuance of the Senior Notes (it being understood that such cash proceeds shall include all amounts directly applied to pay underwriting and placement commissions and discounts and related fees) and (E) the Parent Borrower shall have utilized the full amount of such cash proceeds to make payments owing in connection with the Transaction prior to or concurrently with the utilization of any proceeds of the Loans and Bankers' Acceptances for such purpose.

          (g) CONSUMMATION OF THE ACQUISITION.On or prior to the Closing Date, there shall have been delivered to the Lead Arrangers and the Administrative Agents true and correct copies of all Acquisition Documents and all terms and conditions of the Acquisition Documents shall be in form and substance reasonably satisfactory to the Lead Arrangers. The Lenders shall be satisfied with the amount and type of assets and liabilities being acquired and/or assumed in the Acquisition. The Acquisition, including all of the terms and conditions thereof, shall have been duly approved by the board of directors and (if required by applicable Law) the shareholders of the Group Companies party thereto, and all Acquisition Documents shall have been duly executed and delivered by the parties thereto and shall be in full force and effect. The representations and warranties set forth in the Acquisition Documents shall be true and correct in all material respects as if made on and as of the Closing Date (except to the extent such representations and warranties expressly refer to a prior date, in which case such representations and

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warranties shall have been true and consent as of such prior date), and each of the parties to the Acquisition Documents shall have complied in all material respects with all covenants set forth in the Acquisition Documents to be complied with by it on or prior to the Closing Date (without giving effect to any modification, amendment, supplement or waiver of any of the material terms thereof unless consented to by the Lead Arrangers, which consent shall not be unreasonably withheld or delayed). Each of the conditions precedent to the Group Companies' obligations to consummate the Acquisition as set forth in the Acquisition Documents shall have been satisfied to the reasonable satisfaction of the Lead Arrangers or waived with the consent of the Lead Arrangers, and the Acquisition shall have been consummated for aggregate consideration not in excess of US$2,375,000,000 (prior to any working capital adjustment and excluding related transaction fees and expenses not exceeding US$130,000,000) in accordance with all applicable laws and the Acquisition Documents (without giving effect to any amendment or modification thereof or waiver with respect thereto unless consented to by the Lead Arrangers).

          (h) REFINANCING OF CERTAIN EXISTING DEBT; OTHER DEBT. On the Closing Date, the commitments under all Refinanced Agreements shall have been terminated, all loans outstanding thereunder shall have been repaid in full (other than contingent indemnification obligations not yet due and payable), together with accrued interest thereon (including, without limitation, any prepayment premium), all letters of credit issued thereunder shall have been terminated, backstopped through the issuance of Letters of Credit hereunder or shall have become Letters of Credit hereunder and all other amounts owing pursuant to each Refinanced Agreement shall have been repaid in full, and the Lead Arrangers shall have received evidence in form, scope and substance reasonably satisfactory to it that the matters set forth in this SUBSECTION (h) have been satisfied at such time. In addition, on the Closing Date, the creditors under each Refinanced Agreement shall have terminated and released all applicable Liens on the capital stock of and assets owned by the Parent Borrower and its Subsidiaries (including, without limitation, the assets acquired in the Acquisition), and the Lead Arrangers shall have received all such releases as may have been requested by the Lead Arrangers, which releases shall be in form and substance reasonably satisfactory to the Lead Arrangers. After the consummation of the transactions contemplated by the Acquisition Agreement on the Closing Date, the Group Companies shall have no material liabilities (actual or contingent) or Preferred Stock, except (i) as disclosed in the most recent interim balance sheet included in the financial statements delivered pursuant to SUBSECTION (p) below or in the footnotes thereto, (ii) for accounts payable incurred in the ordinary course of business consistent with past practice since the date of the most recent interim balance sheet included in the financial statements delivered pursuant to SUBSECTION (p) below and not in violation of the Acquisition Agreement, (iii) Debt under the Finance Documents, the Senior Notes, the Subordinated Notes and (iv) the Existing Debt.

          (i) PERFECTION OF PERSONAL PROPERTY SECURITY INTERESTS AND PLEDGES; SEARCH REPORTS. On or prior to the Closing Date, each Collateral Agent shall have received:

               (i)    a Perfection Certificate from each Credit Party;

               (ii) appropriate financing statements (Form UCC-1, registration notices under the laws of the Province of Quebec, or such other financing statements or similar notices as shall be required by local Law) authenticated and authorized for filing under the Uniform Commercial Code, the Civil Code of Quebec or other applicable local Law of each jurisdiction in which the filing of a financing statement or giving of notice may be required, or reasonably requested by the relevant Collateral Agent, to perfect the security interests intended to be created by the Collateral Documents;

               (iii) copies of reports from CLAS Information Services or another independent search service or special local counsel reasonably satisfactory to the relevant Collateral Agent listing all effective financing statements, notices of tax, PBGC or judgment

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     Liens or similar notices that name the Parent Borrower, any other Credit
     Party (or, in the case of tax, PBGC or judgment Liens, Material Credit Party) or the Seller, as such (under its present name and any previous name and, if requested by the relevant Collateral Agent, under any trade names), as debtor or seller that are filed in the jurisdictions referred to in CLAUSE (ii) above or in any other jurisdiction having files which must be searched in order to determine fully the existence of security interests, notices of the filing of federal tax liens (filed pursuant to Schedule 6323 of the Code), liens of the PBGC (filed pursuant to Section 4068 of ERISA) or judgment liens on the Collateral, together with copies of such financing statements, land registry office registrations, notices of tax, PBGC or judgment Liens or similar notices (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or for which the relevant Collateral Agent shall have received termination statements (Form UCC-3 or such other termination statements as shall be required by Law) authenticated and authorized for filing);

               (iv) searches of ownership of intellectual property in the appropriate governmental offices and such patent, trademark and/or copyright filings as may be reasonably requested by the relevant Collateral Agent to the extent necessary or reasonably advisable to perfect each Collateral Agent's security interest in intellectual property Collateral;

               (v) all of the Pledged Collateral, which Pledged Collateral shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, accompanied in each case by any required transfer tax stamps, all in form and substance reasonably satisfactory to the U.S. Collateral Agent; and

               (vi) evidence of the completion of all other filings and recordings of or with respect to the Collateral Documents and of all other actions as may be necessary or, in the opinion of the Collateral Agents, reasonably desirable to perfect the security interests intended to be created by the Collateral Documents.

          (i) REAL PROPERTY COLLATERAL. The Collateral Agents shall have received (in form and substance satisfactory to the Collateral Agents):

               (i) fully executed and notarized Mortgages encumbering the interest of the Credit Parties in each real property asset owned by a Credit Party set forth on (A) SCHEDULE 4.01(j)(i) (each a "CANADIAN OWNED MORTGAGED PROPERTY" and collectively the "CANADIAN OWNED MORTGAGED PROPERTIES") and (B)
SCHEDULE 4.01(j)(ii) (each a "U.S. OWNED MORTGAGED PROPERTY", collectively the "U.S. OWNED MORTGAGED PROPERTIES", and together with the Canadian Owned Mortgaged Property, the "OWNED MORTGAGED PROPERTIES"), and the leasehold interest of the Credit Parties in each real property asset leased by a Credit Party set forth on (C) SCHEDULE 4.01(j)(iii) (each a "CANADIAN LEASED MORTGAGED PROPERTY" and collectively the "CANADIAN LEASED MORTGAGED PROPERTIES") and (D)
SCHEDULE 4.01(j)(iv) (each a "U.S. LEASED MORTGAGED PROPERTY", collectively the "U.S. LEASED MORTGAGED PROPERTIES" and together with the Canadian Leased Mortgaged Properties, the "LEASED MORTGAGED PROPERTIES" and, together with the Owned Mortgaged Properties, each a "MORTGAGED PROPERTY" and collectively, the "MORTGAGED PROPERTIES"), together with (x) such UCC-1 financing statements or similar notices as the relevant Collateral Agent shall reasonably deem appropriate with respect to each such Mortgaged Property and (y) a certification with respect to Schedule 4.01(j) as to the relevant materiality standards of the properties listed therein to the reasonable satisfaction of the Lead Arrangers;

                                      -112-
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               (ii)   a fully executed Landlord Estoppel and Consent with
     respect to each Leased Mortgaged Property, together with evidence that such Leased Mortgaged Property is a Recorded Leasehold Interest;

               (iii) ALTA or other appropriate form mortgagee title insurance policies (the "MORTGAGE POLICIES") issued jointly by Chicago Title Insurance Company and Lawyers Title Insurance Company or any other title insurance company satisfactory to the relevant Collateral Agent (the "TITLE INSURANCE COMPANY"), in an amount satisfactory to the relevant Collateral Agent with respect to each Material Mortgaged Property, assuring the relevant Collateral Agent that the applicable Mortgages create valid and enforceable first priority mortgage liens on the respective Material Mortgaged Property, free and clear of all defects and encumbrances except Permitted Encumbrances, which Mortgage Policies shall contain such endorsements as shall be reasonably satisfactory to the relevant Collateral Agent and for any other matters that the relevant Collateral Agent may request, and providing affirmative insurance and such reinsurance as the relevant Collateral Agent may request, all of the foregoing in form and substance reasonably satisfactory to the relevant Collateral Agent;

               (iv) maps or plats of an as-built survey of the sites of the Material Mortgaged Properties situated in the State of Florida (other than condominiums) certified to the relevant Collateral Agent and the Title Insurance Company in a manner reasonably satisfactory to them, dated a date satisfactory to the relevant Collateral Agent and the Title Insurance Company by an independent professional licensed land surveyor reasonably satisfactory to the relevant Collateral Agent and the Title Insurance Company, which maps or plats and the surveys on which they are based shall be sufficient to delete any standard printed survey exception contained in the applicable Mortgage Policy and be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1992, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such maps, plats or surveys the following: (A) the locations on such sites of all the buildings, structures and other improvements and the established building setback lines; (B) the lines of streets abutting the sites and width thereof; (C) all access and other easements appurtenant to the sites necessary to use the sites; (D) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the site, whether recorded, apparent from a physical inspection of the sites or otherwise known to the surveyor; (E) any encroachments on any adjoining property by the building structures and improvements on the sites; and (F) if the site is described as being on a filed map, a legend relating the survey to said map;

               (v) copies of all recorded documents listed as exceptions to title or otherwise referred to in the Material Mortgaged Properties;

               (vi) if requested by the relevant Collateral Agent, certification from a registered engineer or land surveyor in a form reasonably satisfactory to the relevant Collateral Agent or other evidence acceptable to the relevant Collateral Agent that none of the improvements on the Material Mortgaged Properties are located within any area designated by the Director of the Federal Emergency Management Agency as a "special flood hazard" area or if any improvements on the Mortgaged Properties are located within a "special flood hazard" area, evidence of a flood insurance policy (if such insurance is required by applicable law) from a company and in an amount satisfactory to the relevant Collateral Agent for the applicable portion of the premises, naming the relevant Collateral Agent, for the benefit of the Lenders, as mortgagee; and

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               (vii)  evidence reasonably satisfactory to the Collateral Agents that each of the Mortgaged Properties, and the uses of the Mortgaged Properties, are in compliance in all material respects with all applicable Laws.

          (k) EVIDENCE OF INSURANCE. Receipt by the Collateral Agents of copies of insurance policies or certificates of insurance of the Credit Parties and their Subsidiaries evidencing liability and casualty insurance meeting the requirements set forth in the Finance Documents, including, but not limited to, naming each of the Collateral Agents as additional insured and loss payee on behalf of the Lenders.

          (1) CONSENTS AND APPROVALS. On the Closing Date, all necessary governmental (domestic or foreign), regulatory and third party approvals (including, without limitation, with respect to real property leases and license agreements relating to intellectual property) in connection with the transactions contemplated by the Acquisition Agreement and the other Transaction Documents and otherwise referred to herein or therein shall have been obtained and remain in full force and effect, and all applicable waiting and appeal periods (including any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976) shall have expired, in each case without any action being taken or threatened by any competent authority which have or could have a reasonable likelihood of restraining, preventing or imposing materially burdensome conditions on such transactions or impose, in the reasonable judgment of the Lead Arrangers, materially burdensome conditions upon the consummation of such transactions.

          (m) LITIGATION; JUDGMENTS. On the Closing Date, there shall be no actions, suits, proceedings, counterclaims or investigations pending or, to the knowledge of the Credit Parties, threatened by or before any court or governmental, administrative or regulatory agency or authority, domestic or foreign (i) challenging the consummation of any portion of the Transaction or which in the reasonable judgment of the Required Lenders or the Lead Arrangers could restrain, prevent or impose adverse or burdensome conditions on the Transaction, individually or in the aggregate, or any other transaction contemplated hereunder, (ii) seeking to prohibit the ownership or operation by the Parent Borrower, the Target or any of their respective Subsidiaries of all or any material portion of any of their respective businesses or assets or (iii) seeking to obtain, or which could result or has resulted in the entry of, any judgment, order or injunction that (A) would restrain, prohibit or impose adverse or burdensome conditions on the ability of the Lenders to make the Loans or accept Bankers' Acceptances, (B) in the reasonable judgment of the Required Lenders or the Lead Arrangers could reasonably be expected to result in a Material Adverse Effect with respect to the Target and its Subsidiaries taken as a whole (after giving effect to the Transaction), (C) could purport to affect the legality, validity or enforceability of any Senior Finance Document or could have a material adverse effect on the ability of any Credit Party to fully and timely perform their payment and security obligations under the Senior Finance Documents or the rights and remedies of the Lenders or (D) could be materially adversely inconsistent with the stated assumptions underlying the projections provided to the Administrative Agents and the Lenders. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the consummation of the transactions contemplated by the Transaction Documents and otherwise referred to herein or therein.

          (n) SOLVENCY CERTIFICATE. On or prior to the Closing Date, the Parent Borrower shall have delivered or caused to be delivered to the Lead Arrangers and the Administrative Agents a solvency certificate from the chief financial or chief accounting officer of the Parent Borrower, substantially in the form of EXHIBIT K hereto, in form and substance reasonably satisfactory to the Lead Arrangers, setting forth the conclusions that, after giving effect to the Acquisition and the consummation of all financings

                                      -114-
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contemplated herein, the Parent Borrower and its Subsidiaries (on a consolidated basis) and the U.S. Borrower and its Subsidiaries (on a consolidated basis) are Solvent.

          (o) ENVIRONMENTAL REPORTS. On or prior to the Closing Date, the Parent Borrower shall have delivered or caused to be delivered to the Administrative Agents the environmental and Hazardous Materials analyses and reports set forth on SCHEDULE 4.01(o), in scope, form and substance satisfactory to the Required Lenders, together with a reliance letter with respect thereto.

          (p) FINANCIAL INFORMATION. The Lead Arrangers shall each be reasonably satisfied that the financial statements referred to in SECTION 5.05 are not materially inconsistent with the information or projections or the financial model delivered to the Lead Arrangers prior to the Closing Date. In addition,
(i) the Lead Arrangers and the Administrative Agents shall have received the most recently available pro-forma consolidated balance sheet of Parent
Borrower, prepared giving effect to the transactions contemplated by the Transaction Documents as if they had occurred on such date, together with a certificate of a Responsible Officer of the Parent Borrower to the effect that such pro-forma balance sheet fairly presents in all material respects the pro-forma financial position of the Parent Borrower and its Subsidiaries in accordance with GAAP and (ii) the Lead Arrangers shall be reasonably satisfied that such pro-forma balance sheet is not materially inconsistent with the sources and uses of funds, projections and financial model delivered to the Lead Arrangers and the Administrative Agents prior to the Closing Date.

          (q) MATERIAL ADVERSE EFFECT. Since January 31, 2004, there shall not have occurred or become known any condition, fact, event or development that has resulted or could reasonably be expected to result in a Material Adverse Effect.

          (r) MINIMUM EBITDA: MAXIMUM PRO-FORMA LEVERAGE RATIO. The Lead Arrangers and the Administrative Agents shall have received evidence reasonably satisfactory to them that (i) the Consolidated EBITDA of the Parent Borrower and Target and their Consolidated Subsidiaries calculated on a Pro-Forma Basis, after giving effect to the Transactions for the 52-week period ended on May 1, 2004 for the Target and their Consolidated Subsidiaries and February 29, 2004 for the Parent Borrower and its Consolidated Subsidiaries, in each case adjusted for those items described on SCHEDULE 4.01(r) was not less than US$525,000,000 in the aggregate and (ii) the ratio (calculated on a Pro-Forma Basis, after giving effect to the Transactions) of Consolidated Debt as of February 29, 2004 to Consolidated EBITDA calculated as set forth in clause (i) above was not greater than 5.25:1.00.

          (s) APPOINTMENT OF AGENT FOR SERVICE OF PROCESS. The Administrative Agents shall have received a letter from CT Corporation, presently located at 111 Eighth Avenue, New York, New York 10011, indicating its consent to its appointment by each Credit Party as its agent to receive service of process as specified in SECTION 10.16 hereof.

          (t) PAYMENT OF FEES. All costs, fees and expenses due to the Global Transaction Coordinator, the Term B Administrative Agent, the Canadian Administrative Agent, the Collateral Agents, the Lenders and the Lead Arrangers on or before the Closing Date shall have been paid.

          (u) COUNSEL FEES. The Administrative Agents shall have received full payment from the Parent Borrower of the fees and expenses of Fried, Frank, Harris, Shriver & Jacobson LLP and McCarthy Tetrault LLP described in SECTION
10.04 which are billed through the Closing Date.

          (v) REVOLVING AVAILABILITY. After giving effect to all Credit Extensions occurring on the Closing Date, the Aggregate Revolving Outstandings (exclusive of any outstanding LC Obligations) shall not exceed US$50,000,000 and the outstanding LC Obligations shall not exceed US$85,000,000.

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          (w) OFAC/ANTI-TERRORISM COMPLIANCE CERTIFICATE. The Administrative
Agents shall have received a certificate substantially in the form of EXHIBIT J hereto, dated the Closing Date and signed by a Responsible Officer of the Parent Borrower, certifying as to the matters set forth in EXHIBIT J.

          All corporate and legal proceedings and instruments and agreements relating to the transactions contemplated by this Agreement and the other Transaction Documents or in any other document delivered in connection herewith or therewith shall be reasonably satisfactory in form and substance to the Lead Arrangers and their counsel, and the Lead Arrangers and the Administrative Agents shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down facsimiles, if any, which the Lead Arrangers reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or Governmental Authorities. The documents referred to in this SECTION 4.01 shall be delivered to the Lead Arrangers and the Administrative Agents no later than the Closing Date. The certificates and opinions referred to in this SECTION 4.01 shall be dated the Closing Date.

          The requirement that any document, agreement, certificate or other writing be reasonably satisfactory to the Required Lenders shall be deemed to be satisfied if (i) such document, agreement, certificate or other writing was delivered to the Lenders not less than two Business Days prior to the Closing Date, (ii) such document, agreement, certificate or other writing is satisfactory to the Administrative Agents and (iii) Lenders holding at least 50% of the Commitments have not objected in writing to such document, agreement, certificate or other writing to the Lead Arrangers prior to the Closing Date.

          Promptly after the Closing Date occurs, the Administrative Agents shall notify the Borrowers and the Lenders of the Closing Date, and such notice shall be conclusive and binding on all parties hereto. If the Closing Date does not occur before 5:00 P.M. on August 31, 2004 the Commitments shall terminate at the close of business on such date and all unpaid fees accrued to such date shall be due and payable on such date. The satisfaction by the Credit Parties of the conditions to Closing set forth in this SECTION 4.01 is subject to the escrow arrangements set forth in SECTION 10.24.

          SECTION 4.02 CONDITIONS TO ALL CREDIT EXTENSIONS. The obligation of any Lender to make a Loan on the occasion of any Borrowing, the obligation of any Issuing Lender to issue (or renew or extend the term of) any Letter of Credit and the obligation of any Canadian Revolving Lender to accept any Bankers' Acceptance (including any Refunding Bankers' Acceptance) is subject to the occurrence of the Closing Date and satisfaction of the following conditions:

          (a) NOTICE. The relevant Borrower shall have delivered (i) in the case of any Revolving Loan, to the Canadian Administrative Agent, an appropriate Notice of Borrowing, duly executed and completed, by the time specified in, and otherwise as permitted by, SECTION 2.02, (ii) in the case of any Letter of Credit, to the appropriate Issuing Lender, an appropriate Letter of Credit Request duly executed and completed in accordance with the provisions of SECTION 2.05, (iii) in the case of any Swingline Loan, to the appropriate Swingline Lender, a Swingline Loan Request, as specified in SECTION 2.02, and (iv) in the case of any Bankers' Acceptance, to the Canadian Administrative Agent, an appropriate Bankers' Acceptance Request duly executed and completed in accordance with the provisions of SECTION 2.06.

          (b) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Credit Parties in each Finance Document shall be true and correct in all material respects (or in all respects in the case of such representations or warranties containing materiality qualifiers) at and as if made as of such date except to the extent they expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date and except that for purposes

                                      -116-
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 of this SECTION 4.02, the references in Article V to Schedules shall be deemed to refer to the most updated supplements to the Schedules furnished pursuant to
 SECTION 6.01(c) (or interim supplements deemed furnished pursuant to SECTION 6.01(h) and (j) hereof); PROVIDED, HOWEVER, that any supplement made to
 SCHEDULE 5.08, 5.10 or 5.11 shall, for purposes of this SECTION 4.02 only, be subject to the consent of the Required Lenders.

          (c) NO DEFAULT. No Default or Event of Default shall exist or be continuing either prior to or after giving effect thereto.

          (d) AVAILABILITY. Immediately after giving effect to the making of a Loan (and the application of the proceeds thereof) or to the issuance of a Letter of Credit or acceptance of a Bankers' Acceptance, as the case may be, (i) the sum of the U.S. Revolving Loans outstanding plus the amount of all U.S. LC Obligations outstanding plus all U.S. Swingline Loans outstanding shall not exceed the U.S. Revolving Committed Amount, (ii) (x) the amount of all U.S. LC Obligations outstanding shall not exceed the U.S. LC Committed Amount and (y) the U.S. Foreign Currency LC Exposure shall not exceed the U.S. Foreign Currency LC Committed Amount, (iii) the sum of all U.S. Swingline Loans outstanding shall not exceed the U.S. Swingline Committed Amount, (iv) the sum of the U.S. Dollar Amount of all Canadian Revolving Loans outstanding plus the U.S. Dollar Amount of all Canadian LC Obligations outstanding plus the U.S. Dollar Amount of all Canadian Swingline Loans outstanding plus the undiscounted U.S. Dollar Amount of all Bankers' Acceptances outstanding shall not exceed the Canadian Revolving Committed Amount, (v) (x) the U.S. Dollar Amount of all Canadian LC Obligations outstanding shall not exceed the Canadian LC Committed Amount and (y) the Canadian Foreign Currency LC Exposure shall not exceed the Canadian Foreign Currency LC Committed Amount and (vi) the sum of the U.S. Dollar Amount of all Canadian Swingline Loans outstanding shall not exceed the Canadian Swingline Committed Amount.

          (e) TERM BORROWINGS. In the case of the initial Revolving Borrowings, prior to, or concurrently with, such Revolving Borrowings, the Parent Borrower has made a Term A Borrowing in the full amount of the Term A Commitments and a Term B Borrowing in the full amount of the Term B Commitments.

          The delivery of each Notice of Borrowing, Swingline Loan Request, Bankers' Acceptance Request and each request for a Letter of Credit shall constitute a representation and warranty by the Credit Parties of the correctness of the matters specified in SUBSECTIONS (b), (c) and (d) above.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

          Each of the Borrowers, jointly and severally, represents and warrants that:

          SECTION 5.01 ORGANIZATION AND GOOD STANDING. Each of the Group Companies (i) is a corporation, partnership or limited liability company duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its formation, (ii) has all corporate, partnership or limited liability company powers and all material governmental licenses, franchises, permits, certificates, authorizations, qualifications, accreditations, ceasements, rights of way and other rights, consents and approvals required to own its property and carry on its business as now conducted and (iii) is duly qualified as a foreign corporation, licensed and in good standing in each jurisdiction where qualification or licensing is required by the nature of its business or the character and location of its property, business or customers, except, in the case of clauses (ii) and (iii) to the extent the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

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          SECTION 5.02 POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. Each of
the Credit Parties has the corporate, partnership, limited liability company or other necessary power and authority, and the legal right, to execute, deliver and perform the Transaction Documents to which it is a party and, in the case of each Borrower, to obtain extensions of credit hereunder, and has taken all necessary corporate, partnership or limited liability company action to authorize the borrowings and other extensions of credit on the terms and conditions of this Agreement and to authorize the execution, delivery and performance of the Transaction Documents to which it is a party. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Credit Party in connection with the borrowings or other extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of the Transaction Documents, except for
(i) consents, authorizations, notices and filings disclosed in SCHEDULE 5.02, all of which have been obtained or made (except where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect), and (ii) filings to perfect the Liens created by the Collateral Documents. This Agreement has been, and each other Transaction Document to which the Parent Borrower or any of its Subsidiaries is a party will be, duly executed and delivered on behalf of such Person. This Agreement constitutes, and each other Transaction Document to which any Credit Party is a party when executed and delivered will constitute, a legal, valid and binding obligation of each Credit Party party thereto, enforceable against each such Credit Party in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and (ii) that rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether enforcement is sought by proceedings in equity or at law).

          SECTION 5.03 NO CONFLICTS. Neither the execution and delivery by any Credit Party of the Transaction Documents to which it is a party, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof by such Person, nor the exercise of remedies by the Agents and the Lenders under the Senior Finance Documents, will (i) violate or conflict with any provision of the articles or certificate of incorporation, bylaws, partnership agreement, operating agreement or other organizational or governing documents of such Person, (ii) violate, contravene or conflict with any Law applicable to it or its properties, (iii) violate, contravene or conflict with contractual provisions of, cause an event of default under, or give rise to material increased, additional, accelerated or guaranteed, rights of any Person under, (A) any indenture, loan agreement, mortgage or deed of trust, or (B) other material agreement or instrument to which it is a party or by which it may be bound or (iv) result in or require the creation of any Lien (other than the Lien of the Collateral Documents) upon or with respect to its properties, except in the case of CLAUSE (iii) for such violations as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          SECTION 5.04 NO DEFAULT. None of the Group Companies is in default in any respect under (i) any loan agreement, indenture, mortgage, security agreement or other agreement relating to Debt or any other contract, lease, agreement or obligation to which it is a party or by which any of its properties is bound which default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (ii) the Senior Note Indenture or
(ii) the Subordinated Note Indenture. No Default or Event of Default has occurred or exists.

          SECTION 5.05 FINANCIAL CONDITION.

          (a) AUDITED FINANCIAL STATEMENTS. The draft consolidated balance sheets for three years ended January 31, 2004 of the Target and its Consolidated Subsidiaries and the related draft consolidated and consolidating statements of income and cash flows for the fiscal years then ended (and the related footnotes) to be reported on by KPMG LLP, and the consolidated balance sheets of the Parent Borrower

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 and its Consolidated Subsidiaries as of three years ended May 31, 2003 and the related consolidated and consolidating statements of income and cash flows for the fiscal years then ended, reported on by Samson Belair / Deloitte & Touche s.e.n.c.r.l., copies of which have been delivered to each of the Lenders, fairly present, in all material respects and in conformity with GAAP, the consolidated financial position of the Parent Borrower, Target and their Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

          (b) INTERIM FINANCIAL STATEMENTS. The unaudited consolidated balance sheet of the Target and its Consolidated Subsidiaries as of May 1, 2004 and the related consolidated and consolidating statements of income and cash for the thirteen weeks then ended and the unaudited consolidated balance sheet of the Parent Borrower and its Consolidated Subsidiaries as of February 29, 2004 and the related unaudited consolidated and consolidating statements of income and cash flows for the nine months then ended, in each case reviewed in accordance with SAS 100 by KPMG LLP in the case of the Target and Samson BClair / Deloitte & Touche s.e.n.c.r.l. in the case of the Parent Borrower, copies of which have been delivered to each of the Lenders, fairly present, in conformity with GAAP applied on a basis consistent with the financial statements referred to in SUBSECTION (a) of this SECTION 5.05 (except for the absence of footnotes and normal year-end audit adjustments), the consolidated financial position of the Parent Borrower and Target and their respective Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such periods (subject to normal year end audit adjustments). During the period from May 1, 2004 (in the case of the Target and its Consolidated Subsidiaries) or February 29, 2004 (in the case of the Parent Borrower and its Consolidated Subsidiaries) to and including the Closing Date, there has been no sale, transfer or other disposition by the Parent Borrower and Target or any of their respective Consolidated Subsidiaries of any material part of the business or property of the Parent Borrower and Target and their respective Consolidated Subsidiaries, taken as a whole, and no purchase or other acquisition by them of any business or property (including any Equity Interests of any other Person) material in relation to the consolidated financial condition of the Parent Borrower and Target and their respective Consolidated Subsidiaries, taken as a whole, which is not reflected in the foregoing financial statements or in the notes thereto. The balance sheets and the notes thereto included in the financial statements referred to in this SUBSECTION (b) and in SUBSECTION (a) above disclose all material liabilities, actual or contingent, of the Parent Borrower, Target and their respective Consolidated Subsidiaries as of the date thereof.

          (c) PRO-FORMA FINANCIAL STATEMENTS. The consolidated balance sheet of the Parent Borrower, Target and their respective Consolidated Subsidiaries as of the end of the most recent fiscal month prior to the Closing Date for which financial information is available, prepared on a pro-forma basis in accordance with Regulation S-X giving effect to the consummation of the Transactions, has heretofore been furnished to each Lender as part of the Pre-Commitment Information. Such pro-forma balance sheet has been prepared in good faith by the Parent Borrower, based on the assumptions used to prepare the pro-forma financial information contained in the Pre-Commitment Information (which assumptions are believed by the Parent Borrower on the date hereof and on the Closing Date to be reasonable and fair in light of current conditions and facts known to the Parent Borrower), is based on the best information available to the Parent Borrower as of the date of delivery thereof, accurately reflects all material adjustments required to be made to give effect to the Transactions, including estimated purchase price accounting adjustments, and presents fairly on a pro-forma basis the estimated consolidated financial position of the Parent Borrower and its Consolidated Subsidiaries as of February 29, 2004, assuming that the Transactions had actually occurred on that date. No Responsible Officer of the Parent Borrower or any of its Subsidiaries (including Target and its Subsidiaries) has any reason to believe that such pro-forma balance sheet is misleading in any material respect in light of the circumstances existing at the time of the preparation thereof.

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          (d) PROJECTIONS. The projections prepared as part of, and included in, the Pre-Commitment Information (which include projected balance sheets, income and cash flow statements on a quarterly basis for the fiscal years ended May
31, 2005 and May 31, 2006 and on an annual basis for each of the following 6 fiscal years) have been prepared on a basis consistent with the financial statements referred to in SUBSECTION (a) above and are based on good faith estimates and assumptions made by management of the Parent Borrower. On the Closing Date, such management believes that such projections are reasonable and attainable, it being recognized by the Lenders, however, that projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by such projections may differ from the projected results and that such differences may be material. There is no fact known to any Responsible Officer of the Parent Borrower or any of its Subsidiaries (including Target and its Subsidiaries) which could reasonably be expected to have a Material Adverse Effect which has not been disclosed herein or in the Pre-Commitment Information.

          (e) POST-CLOSING FINANCIAL STATEMENTS. The financial statements delivered to the Lenders pursuant to SECTION 6.01(a) and (b), if any, (i) have been prepared in accordance with GAAP (except as may otherwise be permitted under SECTION 6.01(a) and (b)) and (ii) present fairly (on the basis disclosed in the footnotes to such financial statements, if any) in all material respects the consolidated and consolidating financial condition, results of operations and cash flows of the Parent Borrower, the U.S. Borrower and each of their respective Consolidated Subsidiaries as of the respective dates thereof and for the respective periods covered thereby.

          (f) NO UNDISCLOSED LIABILITIES. Except as fully reflected in the financial statements described in SUBSECTION (a) and (b) above and the Debt incurred under this Agreement, the Senior Note Indenture and the Subordinated
Note Indenture, (i) there were as of the Closing Date (and after giving effect to any Loans made and Letters of Credit and Bankers' Acceptances issued on such date), no liabilities or obligations (excluding current obligations incurred in the ordinary course of business) with respect to any Group Company of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due and including obligations or liabilities for taxes, long-term leases and unusual forward or other long-term commitments), and (ii) neither the Parent Borrower nor the U.S. Borrower knows of any basis for the assertion against any Group Company of any such liability or obligation which, either individually or in the aggregate, are or could reasonably be expected to have, a Material Adverse Effect.

          (g) SARBANES-OXLEY ACT COMPLIANCE. Each required form, report and document containing financial statements that has been filed with or submitted to the United States Securities and Exchange Commission since July 31, 2002, was accompanied by the certifications required to be filed or submitted by the chief executive officer and chief financial officer of any Group Company pursuant to the Sarbanes-Oxley Act of 2002 (the "SARBANES-OXLEY ACT"), and at the time of filing or submission of each such certification, such certification was true and accurate and complied with the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder. Since January 31, 2004, no Group Company nor, to the knowledge of any of the Responsible Officers of any Borrower, any director, officer, employee, auditor, accountant or representative of any Group Company has received or otherwise had or obtained knowledge of any complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of any Group Company or their respective internal accounting controls, including any complaint, allegation, assertion or claim that any Group Company has engaged in questionable accounting or auditing practices. No attorney representing any Group Company, whether or not employed by any Group Company, has reported (pursuant to the Sarbanes-Oxley Act) evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by any Group Company or any of its officers, directors, employees or agents to the board of directors of any Group Company or any committee thereof or to any director or officer of any Group Company.

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          SECTION 5.06 NO MATERIAL CHANGE. Since January 31, 2004, there has been no Material Adverse Effect, and no event or development has occurred which, either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

          SECTION 5.07 TITLE TO PROPERTIES; POSSESSION UNDER LEASES. Each Group Company has good, insurable and marketable title to, or valid leasehold interests in, all its material properties and assets, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted. All such material properties and assets are free and clear of Liens other than Permitted Liens. Each Group Company has complied with all obligations under all leases to which it is a party, other than leases that, individually or in the aggregate, are not material to the Group Companies, taken as a whole, and the violation of which will not result in a Material Adverse Effect, and all such leases are in full force and effect, other than leases that, individually or in the aggregate, are not material to the Group Companies, taken as a whole, and in respect of which the failure to be in full force and effect will not result in a Material Adverse Effect. Each Group Company enjoys peaceful and undisturbed possession under all such leases with respect to which it is the lessee, other than Permitted Encumbrances and leases that, individually or in the aggregate, are not material to the Group Companies, taken as a whole, and in respect of which the failure to enjoy peaceful and undisturbed possession will not result in a Material Adverse Effect.

          SECTION 5.08 LITIGATION. Except as disclosed in SCHEDULE 5.08, there are no actions, suits, investigations or legal, equitable, arbitration or administrative proceedings pending or, to the knowledge of any Credit Party, threatened against or affecting any Group Company in which there is a reasonable possibility of an adverse decision that (i) involve any Senior Finance Document or any of the Transactions or (ii) if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

          SECTION 5.09 TAXES. Each Group Company has filed, or caused to be filed, all federal tax returns and all material state, provincial, local and foreign tax returns required to be filed and paid (i) all amounts of taxes shown thereon to be due (including interest and penalties) and (ii) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangible taxes) owing by it, except for such taxes (A) which are not yet delinquent or (B) that are being contested in good faith and by proper proceedings diligently pursued, and as to which adequate reserves are being maintained in accordance with GAAP. No Responsible Officer of a Credit Party knows of any pending investigation of such party by any taxing authority or proposed tax assessments against any Group Company.

          SECTION 5.10 COMPLIANCE WITH LAW. Each Group Company is in compliance with all requirements of Law (including Environmental Laws) applicable to it or to its properties, except for any such failure to comply which, individually or in the aggregate, could not reasonably be expected to cause a Material Adverse Effect. To the knowledge of the Credit Parties, none of the Group Companies or any of their respective material properties or assets is subject to or in default with respect to any judgment, writ, injunction, decree or order of any court or other Governmental Authority which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Except as disclosed in SCHEDULE 5.10, none of the Group Companies has received any written communication from any Governmental Authority that alleges that any of the Group Companies is not in compliance in any material respect with any Law, except for allegations that either (i) have been satisfactorily resolved and are no longer outstanding or (ii) individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

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          SECTION 5.11 EMPLOYEE BENEFIT ARRANGEMENTS. Except as disclosed in
SCHEDULE 5.11:

          (a) ERISA.

               (i) There are no Unfunded Liabilities (A) with respect to any member of the Group Companies and (B) with respect to any ERISA Affiliate; PROVIDED that for purposes of this SECTION 5.11(a)(i)(B) only. Unfunded Liabilities shall mean the amount (if any) by which the projected benefit obligation materially exceeds the value of the plan's assets as of its last valuation date.

               (ii) Each Plan, other than a Multiemployer Plan, complies in all material respects with the applicable requirements of ERISA and the Code, and each Group Company complies in all respects with the applicable requirements of ERISA and the Code with respect to all Multiemployer Plans to which it contributes.

               (iii) No ERISA Event has occurred or, subject to the passage of time, is reasonably expected to occur with respect to any Plan maintained by any member of the Group Companies or any ERISA Affiliate which could reasonably be expected to result in an aggregate liability of at least US$5,000,000.

               (iv) No Group Company: (A) is or has been within the last six years a party to any Multiemployer Plan; or (B) has completely or partially withdrawn from any Multiemployer Plan.

               (v) If any Group Company or any ERISA Affiliate were to incur a complete withdrawal (as described in Section 4203 of ERISA) from each Multiemployer Plan as of the Closing Date, the aggregate withdrawal liability, as determined under Section 4201 of ERISA, with respect to all such Multiemployer Plans would not exceed US$5,000,000.

               (vi) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which taxes could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code, for which an exemption under ERISA does not apply.

               (vii) No Group Company has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA, which is not reflected on the consolidated balance sheet.

               (viii) There is no material liability under any Employee Benefit Arrangement maintained outside the United States or Canada that is not reflected on the consolidated balance sheet.

     (b) CANADIAN PENSION PLANS. During the twelve-consecutive-month period prior to the Effective Date and prior to the date of any Credit Extension hereunder, no steps have been taken to terminate any Canadian Pension Plan, and no contribution failure has occurred with respect to any Canadian Pension Plan that could reasonably be expected to have a Material Adverse Effect. No condition exists or event or transaction has occurred with respect to any Canadian Pension Plan which might result in the incurrence by the Parent Borrower or any of its Subsidiaries of any material liability, fine or penalty. Except as disclosed in SCHEDULE 5.11, neither the Parent Borrower nor any of its

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Subsidiaries has any contingent liability with respect to any benefit under a
Canadian Pension Plan which could reasonably be expected to have a Material Adverse Effect.

          (c) EMPLOYEE BENEFIT ARRANGEMENTS.

                  (i) All liabilities under the Employee Benefit Arrangements are (A) funded to at least the minimum level required by Law or, if higher, to the level required by the terms governing the Employee Benefit Arrangements, (B) insured with a reputable insurance company, (C) provided for or recognized in the financial statements most recently delivered to the Administrative Agents pursuant to SECTION 6.01(b) here of or (D) estimated in the formal notes to the financial statements most recently delivered to the Administrative Agents pursuant to SECTION 6.01(a) hereof, where such failure to fund, insure, provide for, recognize or estimate the liabilities arising under such arrangements could reasonably be expected to result in a material liability for any Group Company or ERISA Affiliate.

                  (ii) There are no circumstances which may give rise to a liability in relation to the Employee Benefit Arrangements which are not funded, insured, provided for, recognized or estimated in the manner described in CLAUSE (i) above.

                  (iii) Each Group Company is in material compliance with all applicable Laws, trust documentation and contracts relating to the Employee Benefit Arrangements.

          SECTION 5.12 SUBSIDIARIES. SCHEDULE 5.12 sets forth a complete and accurate list as of the Closing Date of all Subsidiaries of the Parent Borrower.
SCHEDULE 5.12 sets forth as of the Closing Date the jurisdiction of formation of each such Subsidiary, whether each such Subsidiary is a Subsidiary Guarantor (and, if less than all the Senior Obligations of the Borrowers are Guaranteed by such Subsidiary, a description of the Senior Obligations Guaranteed by such Subsidiary), the number of authorized shares of each class of Equity Interests of each such Subsidiary, the number of outstanding shares of each class of Equity Interests, the number and percentage of outstanding shares of each class of Equity Interests of each such Subsidiary owned (directly or indirectly) by any Person and the number and effect, if exercised, of all Equity Equivalents with respect to capital stock of each such Subsidiary. All the outstanding Equity Interests of each Subsidiary of the Parent Borrower are validly issued, fully paid and non-assessable and were not issued in violation of the preemptive rights of any shareholder and, as of the Closing Date, are owned by the Parent Borrower, directly or indirectly, free and clear of all Liens (other than those arising under the Collateral Documents, Liens securing the Replacement Revolver and as set forth on SCHEDULE 7.12). Other than as set forth on SCHEDULE 5.12, as of the Closing Date, no such Subsidiary has outstanding any Equity Equivalents nor does any such Person have outstanding any rights to subscribe for or to purchase or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its Equity Interests.

          SECTION 5.13 GOVERNMENTAL REGULATIONS, ETC.

          (a) None of the Parent Borrower and its Subsidiaries (including Target and its Subsidiaries) is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying "margin stock" within the meaning of Regulation U. No part of the Letters of Credit or proceeds of the Loans or Bankers' Acceptances will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U. If requested by any Lender or any Administrative Agent, each Borrower will furnish to such Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in Regulation U. No indebtedness being reduced or retired out

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of the proceeds of the Loans or Bankers' Acceptances was or will be incurred for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U or any "margin security" within the meaning of Regulation T.
"Margin stock" within the meaning of Regulation U does not constitute more than 25% of the value of the consolidated assets of the Parent Borrower and its Consolidated Subsidiaries. None of the transactions contemplated by this Agreement (including the direct or indirect use of the proceeds of the Loans or Bankers' Acceptances) will violate or result in a violation of the Securities Act, the Exchange Act, or Regulation T, U or X.

          (b) None of the Group Companies is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940, each as amended. In addition, none of the Group Companies is (i) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, (ii) controlled by such a company, or (iii) a "holding company", a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          SECTION 5.14 PURPOSE OF LOANS AND LETTERS OF CREDIT. The proceeds of the Term A Loans, the Term B Loans and any Revolving Loans made on the Closing Date will be used solely to fund a portion of the consideration paid pursuant to the Acquisition Agreement, to refinance existing Debt of the Parent Borrower, the Target and their respective Subsidiaries and to pay fees and expenses incurred in connection with the transactions contemplated by the Acquisition Agreement. The proceeds of the Revolving Loans and Swingline Loans made and Bankers' Acceptances issued after the Closing Date will be used solely to provide for the working capital requirements of the Parent Borrower, the U.S. Borrower and their respective Subsidiaries and for the general corporate purposes of the Parent Borrower, the U.S. Borrower and their respective Subsidiaries. The Letters of Credit shall be used only for or in connection with appeal bonds, reimbursement obligations arising in connection with surety and reclamation bonds, reinsurance, domestic or international trade transactions and other obligations acceptable to the Administrative Agents relating to transactions entered into by the Parent Borrower, the U.S. Borrower and their respective Subsidiaries in the ordinary course of business.

          SECTION 5.15 LABOR MATTERS. There are no strikes against the Parent Borrower, the U.S. Borrower or any of their respective Subsidiaries, other than any strikes that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The consummation of the Transactions will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Parent Borrower or any of its Subsidiaries is a party or by which the Parent Borrower or any of its Subsidiaries (or any predecessor) is bound, other than collective bargaining agreements which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          SECTION 5.16 ENVIRONMENTAL MATTERS. No Group Company has failed to comply with any Environmental Law or to obtain, maintain, or comply with any permit, license, certificate, authorization or other approval required under any Environmental Law or is subject to any Environmental Liability or has received notice of any claim with respect to any Environmental Liability, and no Group Company knows of any basis for any Environmental Liability against any Group Company, except to the extent such failure, non-compliance, notification or liability, which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          SECTION 5.17 INTELLECTUAL PROPERTY. (a) The Parent Borrower and its Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person and (b) no slogan or other

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advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Parent Borrower or any Subsidiary infringes upon any rights held by any other Person, except to the extent that the failure of the statements made in clauses (a) or (b) above, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          SECTION 5.18 SOLVENCY AND SURPLUS. Each Credit Party is and, after consummation of the Transactions, will be Solvent. The total amount of any distributions paid by the Parent Borrower in connection with the transactions contemplated by the Transaction Documents will not exceed the aggregate amount of funds of the Parent Borrower legally available therefor at the time of consummation of the Acquisition.

          SECTION 5.19 DISCLOSURE. No information or data (excluding financial projections, budgets, estimates and general market data) made by any Credit Party in any Senior Finance Document or furnished in writing to the Administrative Agents or any Lender by or on behalf of any Credit Party in connection with any Senior Finance Document, when taken as a whole as of the date furnished contains any untrue statement of a material fact or omits any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading in light of the circumstances under which such statements were made; PROVIDED that (i) to the extent any such statement, information or report therein was based upon or constitutes a forecast or projection, the Parent Borrower represents only that it acted in good faith and utilized assumptions believed by it to be reasonable at the time made (it being understood and agreed that projections as to future events are not to be viewed as facts or guaranties of future performance, that actual results during the period or periods covered by such projections may differ from the projects results and that such differences may be material and that the Credit Parties make no representation that such representations will in fact be realized) and (ii) as to statements, information and reports specified as having been supplied by third parties, other than Affiliates of the Parent Borrower or any of its Subsidiaries, the Parent Borrower represents only that none of its Responsible Officers is aware of any material misstatement or omission therein.

          SECTION 5.20 COLLATERAL DOCUMENTS.

          (a) SECURITY INTERESTS. Each of the Collateral Documents is effective to create in favor of the applicable Collateral Agent, for the ratable benefit of the Finance Parties, a legal, valid and enforceable security interest in the Collateral (other than the Mortgage Properties) described therein and, when financing or other similar statements in appropriate form are filed in the offices specified on SCHEDULE 5.20(a) hereto and the Pledged Collateral is delivered to the relevant Collateral Agent, each of the Collateral Documents shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such of the Collateral in which a security interest can be perfected under Article 9 of the Uniform Commercial Code, the Civil Code of Quebec and the Personal Property Security Acts of New-Brunswick and Ontario in each case prior and superior in right to any other Person, other than with respect to Permitted Liens.

          (b) INTELLECTUAL PROPERTY. When financing statements in appropriate form are filed in the offices specified on SCHEDULE 5.20(b) hereto, the Assignment of Patents and Trademarks, substantially in the form of EXHIBIT A to the U.S. Security Agreement, is filed in the United States Patent and Trademark Office, the Assignment of Copyrights, substantially in the form of EXHIBIT B to the U.S. Security Agreement, is filed in the United States Copyright Office and a copy of the Quebec Hypothec is filed in the Canadian Intellectual Property Office, the U.S. Security Agreement and the Quebec Hypothec shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in the United States and Canadian trademarks, copyrights, patents, licenses and other intellectual property rights covered in such documents, in each case prior and superior in right to any other Person (it being understood that subsequent recordings in such offices may be necessary to perfect a

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lien on registered trademarks, trademark applications and copyrights acquired by the Credit Parties after the Closing Date) other than with respect to Permitted Liens.

          (c) REAL PROPERTY MORTGAGES. The Mortgages are effective to create in favor of the Collateral Agents, for the ratable benefit of the Finance Parties, a legal, valid and enforceable Lien on all of the right, title and interest of the Credit Parties in and to the Mortgaged Properties thereunder and the proceeds thereof, and when the Mortgages are filed in the offices specified on
SCHEDULE 5.20(c), the Mortgages shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Credit Parties in such Mortgaged Properties and the proceeds thereof, in each case prior in right to any other Person, other than with respect to Permitted Liens.

          (d) STATUS OF LIENS. The Collateral Agents, for the ratable benefit of the Finance Parties, will at all times have the Liens provided for in the Collateral Documents and, subject to the filing by the Collateral Agents of continuation statements to the extent required by the Uniform Commercial Code, the Civil Code of Quebec or the Personal Property Security Acts, the Collateral Documents will at all times constitute valid and continuing liens of record and first priority perfected security interests in all the Collateral referred to therein, except as priority may be affected by Permitted Liens. As of the Closing Date, no filings or recordings are required in order to perfect the security interests created under the Collateral Documents, except for filings or recordings listed on SCHEDULE 5.20(a) and all such listed filings and recordings have been made.

          SECTION 5.21 CERTAIN TRANSACTIONS.

          (a) ACQUISITION AGREEMENT. On the Closing Date, (i) the Acquisition Agreement has not been amended or modified in any material respect, nor has any material condition thereof been waived by the Parent Borrower, (ii) all conditions to the obligations of the Parent Borrower to consummate the transactions contemplated by the Acquisition Agreement have been satisfied or waived with the consent of the Lead Arrangers, (iii) all funds advanced on the Closing Date by the Lenders have been used in accordance with SECTION 5.14 and
(iv) the transactions contemplated by the Acquisition Agreement have been consummated in accordance with the Acquisition Agreement and all applicable requirements of Law.

          (b) SENIOR NOTES. On the Closing Date, (i) the Senior Note Indenture has not been amended or modified, nor has any condition thereof been waived by the Parent Borrower in a manner adverse in any material respect to the rights or interests of the Lenders and (ii) all funds advanced by the Senior Noteholders have been used to consummate the transactions contemplated by the Acquisition Agreement.

          (c) SUBORDINATED NOTES. On the Closing Date, (i) the Subordinated Note Indenture has not been amended or modified, nor has any condition thereof been waived by the Parent Borrower in a manner adverse in any material respect to the rights or interests of the Lenders and (ii) all funds advanced by the Subordinated Noteholders have been used to consummate the transactions contemplated by the Acquisition Agreement.

          (d) NO BROKER'S FEES. Except as disclosed on SCHEDULE 5.21, no broker's or finder's fee or commission will be payable with respect to this Agreement or any of the transactions contemplated hereby as a result of any action by or on behalf of the Borrowers or their Affiliates, and each of the Borrowers hereby indemnifies each Agent and each Lender against, and agrees that it will hold each Agent and each Lender harmless from, any claim, demand or liability for any such broker's or finder's fees alleged to have been incurred in connection herewith or therewith and any expenses (including

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reasonable fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability.

                                   ARTICLE VI
                             AFFIRMATIVE COVENANTS

          Each of the Borrowers, jointly and severally, agrees that so long as any Lender has any Commitment hereunder, any Senior Obligation or other amount payable hereunder or under any Note or other Senior Finance Document or any LC Obligation or BA Reimbursement Obligation (in each case other than contingent indemnification obligations) remains unpaid or any Letter of Credit or Bankers' Acceptance remains in effect:

          SECTION 6.01 INFORMATION. The Parent Borrower will furnish, or cause to be furnished, to the Administrative Agents for delivery to each of the Lenders (two copies to each Administrative Agent and such number of additional copies as shall be sufficient for all Lenders):

          (a) ANNUAL FINANCIAL STATEMENTS. As soon as available, and in any event within 90 days after the end of each fiscal year of the Parent Borrower, a consolidated balance sheet and income statement of the Parent Borrower and its Consolidated Subsidiaries, as of the end of such fiscal year, and the related consolidated statement of operations and retained earnings and consolidated statement of cash flows for such fiscal year, setting forth in comparative form consolidated figures for the preceding fiscal year, all such financial statements to be in reasonable form and detail and audited by independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agents and accompanied by an opinion of such accountants (which shall not be qualified or limited in any material respect) to the effect that such consolidated financial statements have been prepared in accordance with GAAP and present fairly in all material respects the consolidated financial position and consolidated results of operations and cash flows of the Parent Borrower and its Consolidated Subsidiaries in accordance with GAAP consistently applied (except for changes with which such accountants concur) and accompanied by a written statement by the accountants reporting on compliance with this Agreement to the effect that in the course of the audit upon which their opinion on such financial statements was based (but without any special or additional audit procedures for the purpose), they obtained knowledge of no condition or event relating to financial matters which constitutes a Default or an Event of Default or, if such accountants shall have obtained in the course of such audit knowledge of any such Default or Event of Default, disclosing in such written statement the nature and period of existence thereof, it being understood that such accountants shall be under no liability, directly or indirectly, to the Lenders for failure to obtain knowledge of any such condition or event.

          (b) QUARTERLY FINANCIAL STATEMENTS. As soon as available, and in any event within 45 days after the end of each of the first three fiscal quarters in each fiscal year of the Parent Borrower, a consolidated balance sheet of the Parent Borrower and its Consolidated Subsidiaries as of the end of such fiscal quarter, together with related consolidated statement of operations and retained earnings and consolidated statement of cash flows for such fiscal quarter and the then elapsed portion of such fiscal year, setting forth in comparative form consolidated figures for the corresponding periods of the preceding fiscal year, all such financial statements to be in form and detail and reasonably acceptable to the Administrative Agents, and accompanied by a certificate of the chief financial officer of the Parent Borrower to the effect that such quarterly financial statements have been prepared in accordance with GAAP and present fairly in all material respects the consolidated financial position and consolidated results of operations and cash flows of the Parent Borrower and its Consolidated Subsidiaries in accordance with GAAP consistently applied, subject to changes resulting from normal year-end audit adjustments and the absence of footnotes required by GAAP.

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          (c) OFFICER'S CERTIFICATE. At the time of delivery of the financial statements provided for in SECTIONS 6.01(a) and 6.01(b) above, a certificate of the chief financial officer of the Parent Borrower (i) demonstrating compliance with the financial covenants contained in SECTION 7.19 by calculation thereof as of the end of the fiscal period covered by such financial statements, (ii) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Parent Borrower and the other Credit Parties propose to take with respect thereto, (iii) stating whether, since the date of the most recent financial statements delivered hereunder, there has been any material change in the GAAP applied in the preparation of the financial statements of the Parent Borrower and its Consolidated Subsidiaries, and, if so, describing such change, (iv) identifying all Asset Dispositions, Casualties, Condemnations, Debt Issuances and Equity Issuances that were made since the end of the previous fiscal quarter and setting forth a reasonably detailed calculation of the Net Cash Proceeds received from all Asset Dispositions (other than Excluded Asset Dispositions), Casualties, Condemnations, Debt Issuances (other than Debt Issuances permitted under SECTIONS 7.01(i) through (xiv) and Equity Issuances (other than Excluded Equity Issuances) that were made since the end of the previous fiscal quarter and (v) providing modifications and supplements to SCHEDULES 5.08, 5.10, 5.11, 5.20(a), 5.20(b) or 5.20(c). The certificate that is required to be delivered by the Parent Borrower shall include a statement indicating any change in the Leverage Ratio that would change the then existing Applicable Margin.

          (d) ANNUAL BUSINESS PLAN AND BUDGETS. At least 60 days after the end of each fiscal year of the Parent Borrower, beginning with the fiscal year ending May 31, 2005, an annual business plan and budget of the Parent Borrower and its Consolidated Subsidiaries in reasonable detail and containing, among other things, projected financial statements for the next fiscal year.

          (e) EXCESS CASH FLOW. Within 90 days after the end of each fiscal year of the Parent Borrower, commencing with the fiscal year ending May 31, 2005, a certificate of the chief financial officer of the Parent Borrower containing the calculations in reasonable detail to arrive at Excess Cash Flow for such fiscal year.

          (f) AUDITOR'S REPORTS. Promptly (and in no event more than three days) upon receipt thereof, a copy of any other fiscal report or "management letter" submitted by independent accountants to the Parent Borrower or any of its Subsidiaries in connection with any annual, interim or special audit of the books of the Parent Borrower or any of its Subsidiaries.

          (g) REPORTS. Promptly (and in no event more than three days) upon transmission or receipt thereof, copies of all filings and registrations with, and reports to or from, the Securities and Exchange Commission, or any successor agency, the Autorite des Marches Financiers, the Ontario Securities Commission or the Toronto Stock Exchange (or any successor entity of any of the foregoing) and copies of all financial statements, proxy statements, notices and reports any Group Company shall send to its shareholders or to a holder of any Debt owed by any Group Company in its capacity as such a holder.

          (h) NOTICES. Prompt (and in no event more than three days after any Responsible Officer of any Borrower becomes aware of the same) notice of: (i) the occurrence of any Default or Event of Default; (ii) any matter that has resulted or may result in a Material Adverse Effect, including (but not limited to) (A) breach or non-performance of, or any default under, any material agreement of the Parent Borrower or any Material Credit Parties; (B) any dispute, litigation, investigation, proceeding or suspension between the Parent Borrower or any of its Subsidiaries and any Governmental Authority; (C) the commencement of, or any material adverse development in, any material litigation or proceeding affecting the Parent Borrower or any of its Subsidiaries, including pursuant to any applicable Environmental Law; (D) any litigation, investigation or proceeding affecting any Credit Party in which

                                      -128-
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the amount involved exceeds US$1,000,000, or in which injunctive relief or similar relief is sought, which relief, if granted, could be reasonably expected to have a Material Adverse Effect; and (E) any change in accounting policies or financial reporting practice by the Parent Borrower and its Subsidiaries that is material to the Parent Borrower and its Subsidiaries, taken as a whole. Each notice pursuant to this SECTION 6.01(h) shall (i) be accompanied by a statement of a Responsible Officer of the Parent Borrower setting forth details of the occurrence referred to therein and stating what action the Parent Borrower or one or more other Credit Parties has taken and proposes to take with respect thereto and (ii) describe with particularity any and all provisions of this Agreement or the other Senior Finance Documents that have been breached. Notices delivered pursuant to this clause (h) shall be deemed to modify any applicable Schedules under ARTICLE V until such time as the officer's certificate pursuant to SECTION 6.01(c) has been delivered (except with respect to SECTION 4.02).

          (i) EMPLOYEE BENEFITS ARRANGEMENTS.

               (i) The Parent Borrower will give written notice to the Administrative Agents promptly (and in any event within five Business Days after any officer of any Group Company obtains knowledge thereof) of: (A) any event or condition that constitutes, or is reasonably likely to lead to, an ERISA Event; or (B) any change in the funding status of any Plan or Canadian Pension Plan that could have a Material Adverse Effect, together with a description of any such event or condition or a copy of any such notice and a statement by the chief financial officer of the Parent Borrower briefly setting forth the details regarding such event, condition or notice and the action, if any, which has been or is being taken or is proposed to be taken by the Parent Borrower and the other Credit Parties with respect thereto; or (C) any event or condition that constitutes, or is reasonably likely to lead to, an event described in SECTION 8.01(h)(iii)-(viii). Promptly upon request, the Parent Borrower shall furnish the Administrative Agents and the Lenders with such additional information concerning any Plan, Canadian Pension Plan or Employee Benefit Arrangement as may be reasonably requested, including, but not limited to, with respect to any Plans, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA) of each Plan; and

               (ii) The Parent Borrower will (A) promptly deliver to the Administrative Agents the most recently prepared actuarial reports in relation to all Plans, Canadian Pension Plans and Employee Benefit Arrangements for the time being operated by Group Companies which are prepared in order to comply with the then current statutory or auditing requirements within the relevant jurisdiction; and (B) if requested by any Administrative Agent, promptly instruct an actuary to prepare such actuarial reports and deliver those to the relevant Administrative Agent, if any Administrative Agent has reasonable grounds for believing that any relevant statutory or auditing requirement within the relevant jurisdiction is not being complied with.

          (j) ENVIRONMENTAL.

               (i) If either Administrative Agent has reasonable grounds for believing that a Group Company could reasonably be expected to incur any Environmental Liability, upon its written request, the Parent Borrower will furnish or cause to be furnished to the Administrative Agents, at the expense of the Parent Borrower, a report of an environmental assessment of reasonable scope, form and depth (including, where appropriate, invasive soil or groundwater sampling) by a consultant acceptable to the requesting Administrative Agent as to the nature and extent of the presence of any Hazardous Substances on any properties of any Group Company

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     and as to the compliance by any Group Company with Environmental Laws at such properties. If any Group Company fails to deliver such an environmental report within 60 days after receipt of such written request, then the requesting Administrative Agent may arrange for the same, the Parent Borrower hereby grant, and agrees to cause the other Group Companies to grant, to the Administrative Agents and their representatives access to such properties to reasonably undertake such an assessment (including, where appropriate, invasive soil or groundwater sampling). The reasonable cost of any assessment arranged by the Administrative Agents pursuant to this provision shall be payable by the Parent Borrower on demand and shall be added to the obligations secured by the Collateral Documents.

               (ii) The Parent Borrower will, or will cause each Group Company to, conduct and complete all investigations, studies, sampling and testing and all remedial, removal and other actions necessary to address all Hazardous Substances on, from or affecting any properties of any Group Company to the extent necessary to be in compliance with all Environmental Laws and with the orders and directives of all Governmental Authorities with jurisdiction over such properties to the extent any failure to take the foregoing actions could reasonably be expected to have a Material Adverse Effect. The Parent Borrower acknowledges and agrees that if any of it or any other Group Company fails to perform any of the actions required under this SECTION 6.01(j)(ii), the Administrative Agents shall have the right (but not the obligation) to do so for such Person consistent with
     SECTION 6.09 hereof. The Parent Borrower further acknowledges and agrees that if any Group Company fails to cooperate (e.g., by allowing access to any premises or permitting the drilling of core samples, etc.) the Administrative Agents and the Lenders will not have an adequate remedy at Law.

          (k) ADDITIONAL PATENTS, TRADEMARKS AND COPYRIGHTS. At the time of delivery of the financial statements and reports provided for in SECTION 6.01(a) or (b), a report signed by the chief financial officer of the Parent Borrower setting forth (i) a list of registration numbers for all patents, trademarks, service marks, tradenames and copyrights awarded to any Group Company since the last day of the immediately preceding fiscal year or quarter of the Parent Borrower and (ii) a list of all patent applications, trademark applications, service mark applications, trade name applications and copyright applications submitted by any Group Company since the last day of the immediately preceding fiscal year or quarter and the status of each such application, all in such form as shall be reasonably satisfactory to the Administrative Agents.

          (l) DOMESTICATION IN OTHER JURISDICTION. Not less than 30 days prior to any change in the jurisdiction of organization of any Credit Party, a copy of all documents and certificates intended to be filed or otherwise executed to effect such change.

          (m) OTHER INFORMATION. With reasonable promptness upon request therefor, such other information regarding the business, properties or financial condition of any Group Company as either of the Administrative Agents or any other Finance Party (through the Administrative Agents) may reasonably request, which may include such information as any Finance Party may reasonably determine is necessary or advisable to enable it either (i) to comply with the policies and procedures adopted by it and its Affiliates to comply with the Bank Secrecy Act, the U.S. Patriot Act and all applicable regulations thereunder or (ii) to respond to requests for information concerning the Parent Borrower and its Subsidiaries from any governmental, self-regulatory organization or financial institution in connection with its anti-money laundering and anti-terrorism regulatory requirements or its compliance procedures under the U.S. Patriot Act, including in each case information concerning the Parent Borrower's direct and indirect shareholders and its use of the proceeds of the Credit Extensions hereunder.

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          SECTION 6.02 PRESERVATION OF EXISTENCE AND FRANCHISES. Except as a
result of or in connection with a dissolution, merger or disposition of a Subsidiary of the Parent Borrower permitted under SECTION 7.04 or SECTION 7.05, each Group Company will do all things necessary to preserve and keep in full force and effect its legal existence and do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business and to maintain and operate such business in substantially the manner in which it is presently conducted (after taking into account the consummation of the Acquisition); PROVIDED, HOWEVER, that neither the Parent Borrower nor any of its Subsidiaries shall be required to preserve any such rights, licenses, permits, franchises, authorizations or intellectual property if the preservation thereof is no longer desirable in the conduct of the business of the Parent Borrower and its Subsidiaries or the loss thereof, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 6.03 BOOKS AND RECORDS; LENDER MEETING. Each of the Group Companies will keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP (including the establishment and maintenance of appropriate reserves). Unless the Administrative Agents shall notify the Parent Borrower that no meeting is required, within 120 days after the end of each fiscal year of the Parent Borrower, the Parent Borrower will conduct a meeting of the Lenders to discuss such fiscal year's results and the financial condition of the Parent Borrower and its Consolidated Subsidiaries. The chief executive officer and the chief financial officer of each of the Borrowers and such other officers of the Borrowers as the Parent Borrower's chief executive officers shall designate shall be present at each such meeting. Such meetings shall be held at times and places convenient to the Lenders and to the Parent Borrower.

          SECTION 6.04 COMPLIANCE WITH LAW. Each of the Group Companies will comply with all requirements of Law applicable to it and its properties to the extent that noncompliance with any such requirement of Law, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          SECTION 6.05 PAYMENT OF TAXES AND OTHER DEBT. Each of the Group Companies will pay and discharge (i) all taxes, assessments and other governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall become delinquent, (ii) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien (other than a Permitted Lien) upon any of its properties, and (iii) except as prohibited hereunder or under the terms of the Senior Notes or the Subordinated Notes, all of its other Debt as it shall become due; PROVIDED, HOWEVER, that no Group Company shall be required to pay any such tax, assessment, charge, levy, claim or Debt which is being contested in good faith by appropriate proceedings diligently pursued and as to which adequate reserves have been established in accordance with GAAP, unless the failure to make any such payment, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          SECTION 6.06 INSURANCE: CERTAIN PROCEEDS.

          (a) INSURANCE POLICIES. Each of the Group Companies will at all times maintain in full force and effect insurance (including worker's compensation insurance, liability insurance, casualty insurance and business interruption insurance) in such amounts, covering such risk and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice (or as are otherwise required by the Collateral Documents). Each of the Collateral Agents shall be named as loss payee or mortgagee, as their respective interests may appear, with respect to all such property and casualty policies and additional insured with respect to all such other policies (other than workers' compensation and employee health and directors' and officers' policies), and each provider of any such


                                      -131-
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insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Collateral Agents, that if the insurance carrier shall have received written notice from either of the Collateral Agents of the occurrence and continuance of an Event of Default, the insurance carrier shall pay all proceeds otherwise payable to the Parent Borrower or one or more of its Subsidiaries under such policies directly to the Collateral Agents (which agreement shall be evidenced by a "standard" or "New York" lender's loss payable endorsement in the names of the Collateral Agents on Accord Form 27 or comparative Canadian form) and that it will give the Collateral Agents 30 days' prior written notice before any such policy or policies shall be altered or canceled, and that no act or default of any Group Company or any other Person shall affect the rights of the Collateral Agents or the Lenders under such policy or policies.

          (b) LOSS EVENTS. In case of any Casualty or Condemnation with respect to any property of any Group Company or any part thereof, the Parent Borrower shall promptly give written notice thereof to the Administrative Agents generally describing the nature and extent of such damage, destruction or taking. In such case, the Parent Borrower shall, or shall cause such Group Company to, promptly repair, restore or replace the property of such Person (or part thereof) which was subject to such Casualty or Condemnation, at such Person's cost and expense, whether or not the Insurance Proceeds or Condemnation Award, if any, received on account of such event shall be sufficient for that purpose; PROVIDED, HOWEVER, that such property need not be repaired, restored or replaced to the extent the failure to make such repair, restoration or replacement (i)(A) is desirable to the proper conduct of the business of such Person in the ordinary course and otherwise in the best interest of such Person and (B) would not materially impair the rights and benefits of the Collateral Agents or the Finance Parties under the Collateral Documents or any other Senior Finance Document or (ii) the failure to repair, restore or replace the property is attributable to the application of the Insurance Proceeds from such Casualty or the Condemnation Award from such Condemnation to payment of the Senior Obligations in accordance with the following provisions of this SECTION 6.06(b). If the Parent Borrower or any of its Subsidiaries shall receive any Insurance Proceeds from a Casualty or Condemnation Award from a Condemnation, such Person will immediately pay over or make an offer to pay over, as the case may be, such proceeds to the relevant Administrative Agent, for payment of the Senior Obligations in accordance with SECTIONS 2.10(b) and (c) or, if such funds constitute Reinvestment Funds, to be held by the relevant Collateral Agent in the Reinvestment Funds Account established under the U.S. Security Agreement or the PPSA Security Agreement (as applicable). The relevant Administrative Agent agrees to cause the relevant Collateral Agent to release such Insurance Proceeds or Condemnation Awards held by such Collateral Agent to the Parent Borrower upon its request and as needed from time to time to pay for the repair, restoration or replacement of the portion of the property subject to such Casualty or Condemnation if, but only if, the conditions set forth in the definition of "Reinvestment Funds" are satisfied at the time of such request.

          (c) CERTAIN RIGHTS OF THE LENDERS. IN connection with the covenants set forth in this SECTION 6.06, it is understood and agreed that:

               (i) none of the Agents, the Lenders or their respective agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this SECTION 6.06, it being understood that (A) the Group Companies shall look solely to their insurance companies or any other parties other than the aforesaid parties for the recovery of such loss or damage and (B) such insurance companies shall have no rights of subrogation against the Agents, the Lenders or their agents or employees; PROVIDED, HOWEVER, that if the insurance policies do not provide waiver of subrogation rights against such parties, as required above, then each of the Credit Parties hereby agrees to, and to cause each of the Group Companies to, waive its right of recovery, if any, against the Agents, the Lenders and their agents and employees, to the extent permitted by Law;

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               (ii)    the Group Companies will permit an insurance consultant
     retained by the Administrative Agents, at the expense of the Parent Borrower, to review from time to time the insurance policies maintained by the Group Companies annually or upon the occurrence of an Event of Default; and

               (iii) the Required Lenders shall have the right from time to time to require the Group Companies to keep other insurance in such form and amount as the Administrative Agents or the Required Lenders may reasonably request; PROVIDED that such insurance shall be obtainable on commercially reasonable terms; and PROVIDED, FURTHER, that the designation of any form, type or amount of insurance coverage by the Administrative Agents or the Required Lenders under this SECTION 6.06 shall in no event be deemed a representation, warranty or advice by any Agent or the Lenders that such insurance is adequate for the purposes of the business of the Group Companies or the protection of their respective properties.

          SECTION 6.07 MAINTENANCE OF PROPERTY. Each of the Group Companies will maintain and preserve its properties and equipment material to the conduct of its business in good repair, working order and condition in all material respects, normal wear and tear and Casualty and Condemnation excepted, and will make, or cause to be made, as to such properties and equipment from time to time all repairs, renewals, replacements, extensions, additions, betterments and improvements thereto as may be needed or proper, to the extent and in the manner customary for companies in similar businesses.

          SECTION 6.08 USE OF PROCEEDS. The Borrowers will use the proceeds of the Loans and Bankers' Acceptances and will use the Letters of Credit solely for the purposes set forth in SECTION 5.14.

          SECTION 6.09 AUDITS/INSPECTIONS. Upon reasonable notice and during normal business hours, each of the Group Companies will permit representatives appointed by the Agents or the Required Lenders, including independent accountants, agents, employees, attorneys and appraisers, to visit and inspect its property, including its books and records, its accounts receivable and inventory, its facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representatives obtain and shall permit the Agents or such representatives to investigate and verify the accuracy of information provided to the Lenders and to discuss all such matters with the officers, employees, independent accountants, attorneys and representatives of the Group Companies; PROVIDED, HOWEVER, that (i) nothing herein shall obligate any Group Company to provide any document or take any other action that would constitute a violation of applicable laws regarding confidentiality of patient health information and other confidentiality restrictions of Governmental Authorities by which any Credit Party is bound, and (ii) such visits or inspections shall not occur more than once in any period of 12 consecutive months, unless a Default or Event of Default has occurred and is continuing. Each Credit Party will, from time to time upon the reasonable request of either Collateral Agent, permit such Collateral Agent or professionals (including investment bankers, consultants, accountants, lawyers and appraisers) retained by such Collateral Agent to conduct evaluations and appraisals of the assets included in the Collateral, and the Parent Borrower will pay the reasonable fees and expenses of such professionals in accordance with SECTION 10.04; PROVIDED, HOWEVER, that (i) nothing herein shall obligate any Credit Party to provide any document or take any other action that would constitute a violation of applicable laws regarding confidentiality of patient health information and other confidentiality restrictions of Governmental Authorities by which any Credit Party is bound, and
(ii) such evaluations or appraisals shall not occur more than once in any period of 12 consecutive months, unless a Default or Event of Default has occurred and is continuing. The Parent Borrower hereby irrevocably authorizes and directs all accountants and auditors employed by it or any other Borrower at any time during the term of this Agreement to exhibit and deliver to the Administrative Agents and the Lenders copies of any of the financial statements, trial balances or other accounting records of any sort of any Group Company in the accountant's or auditor's possession, and to disclose to the Administrative Agents

                                      -133-
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and the Lenders any information they may have concerning the financial status and business operations of any Group Company. Each of the Parent Borrower and each other Borrower hereby irrevocably authorizes all federal, state and municipal authorities to furnish to the Lenders copies of reports or examinations relating to any Group Company, whether made by the Group Companies or otherwise.

          SECTION 6.10 ADDITIONAL CREDIT PARTIES: ADDITIONAL SECURITY.

          (a) ADDITIONAL SUBSIDIARY GUARANTORS. The Parent Borrower wiIl take, and will cause each of its Subsidiaries (other than Foreign Subsidiaries, except to the extent provided in SUBSECTION (d) below) to take, such actions from time to time as shall be necessary to ensure that all Subsidiaries of the Parent Borrower (other than Foreign Subsidiaries, except to the extent provided in SUBSECTION (d) below) are Subsidiary Guarantors. Without limiting the generality of the foregoing, if any Group Company shall form or acquire any new Subsidiary, the Parent Borrower, as soon as practicable and in any event within 10 days after such formation or acquisition, will provide the Collateral Agents with notice of such formation or acquisition setting forth in reasonable detail a description of all of the assets of such new Subsidiary and will cause such new Subsidiary (other than a Foreign Subsidiary, except to the extent provided in SUBSECTION (d) below) to:

               (i) within 10 days after such formation or acquisition, execute an Accession Agreement or any other document or instrument pursuant to which such new Subsidiary shall agree to become a "Guarantor" under the Guaranty delivered by the Subsidiary Guarantors, a "Credit Party" under the U.S. Security Agreement, the PPSA Security Agreement, the Quebec Hypothec, the Pledge Agreement, and/or an obligor under such other Collateral Documents as may be applicable to such new Subsidiary; and

               (ii) deliver such proof of organizational authority, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by each Credit Party pursuant to SECTION 4.01 on the Closing Date or as the Administrative Agents, the Collateral Agents or the Required Lenders shall have requested.

          (b) ADDITIONAL SECURITY. In the case of any property acquired after the Closing Date, the Parent Borrower will cause, and will cause each of its Subsidiaries (other than a Foreign Subsidiary, except to the extent provided in SUBSECTION (d) below) to cause, (i) all of its owned personal property, (ii) all of its owned Real Properties, (iii) all of its leased Material Real Properties and (iv) all other assets and properties of the Parent Borrower and its Subsidiaries as are not covered by the original Collateral Documents and as may be requested by either Collateral Agent, the Global Transaction Coordinator or the Required Lenders in each of their sole reasonable discretion to be subject at all times to first priority (subject only to Permitted Liens), perfected and, in the case of Material Real Property (whether leased or owned), title insured Liens in favor of the relevant Collateral Agent pursuant to the Collateral Documents or such other security agreements, pledge agreements, mortgages or similar collateral documents as the relevant Collateral Agent or the Global Transaction Coordinator shall request in each of their sole and reasonable discretion (collectively, the "ADDITIONAL COLLATERAL DOCUMENTS"). With respect to any owned Real Property or any leased Material Real Property acquired or leased by any Credit Party subsequent to the Closing Date, such Person will cause to be delivered to the relevant Collateral Agent with respect to such Real Property fully executed and notarized Mortgages encumbering the interest of such Person in such Real Property (except for leased properties with respect to which landlord consent for such Mortgage cannot be obtained after commercially reasonable efforts by the Parent Borrower to do so or as are otherwise approved by the Administrative Agents) and, in the case of any Material Real Property, such other documents, instruments and other items of the types required to be delivered pursuant to SECTION 4.01(i), all in form, content and scope reasonably satisfactory to such Collateral Agent. In furtherance of the foregoing terms of this SECTION 6.10, the Parent Borrower agrees to promptly provide

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the Administrative Agents with written notice of the acquisition by it or any of its Subsidiaries of any Material Real Property or the entering into a lease by the Parent Borrower or any of its Subsidiaries of any Material Real Property, setting forth in each case in reasonable detail the location and a description of the asset(s) so acquired or leased. Without limiting the generality of the foregoing, the Parent Borrower will cause, and will cause each of its Subsidiaries to cause, 100% of the Equity Interests of each of its direct and indirect Subsidiaries (or 65% of such Equity Interests, if such Subsidiary is a direct Foreign Subsidiary, except as provided in SUBSECTION (d) below) to be subject at all times to a first priority, perfected Lien in favor of the relevant Collateral Agent pursuant to the terms and conditions of the Collateral Documents, subject only to Permitted Liens described in SECTION 7.02(iii) or
(iv) and Liens securing the Replacement Revolver.

          If, subsequent to the Closing Date, a Credit Party shall acquire any intellectual property, securities, instruments, chattel paper or other personal property required to be delivered to the relevant Collateral Agent as Collateral hereunder or under any of the Collateral Documents, the Parent Borrower shall promptly (and in any event within five Business Days after any Responsible Officer of any Credit Party acquires knowledge of the same) notify such Collateral Agent of the same; PROVIDED that no such notice shall be required with respect to personal property the security interest in which has been perfected by filing as of the Closing Date of the financing statements or other registration notices referred to in SECTION 4.01(i)(ii). Each of the Credit Parties shall adhere to the covenants regarding the location of personal property as set forth in the Collateral Documents.

          All such security interests and mortgages shall be granted pursuant to documentation consistent with the Collateral Documents executed at the Closing and otherwise reasonably satisfactory in form and substance to the relevant Collateral Agent and shall constitute valid and enforceable perfected security interests and mortgages superior to and prior to the rights of all third Persons and subject to no other Liens except for Permitted Liens. The Additional Collateral Documents or instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by Law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agents required to be granted pursuant to the Additional Collateral Documents, and all taxes, fees and other charges payable in connection therewith shall have been paid in full. The Parent Borrower shall cause to be delivered to the relevant Collateral Agent such opinions of counsel, title insurance and other related documents as may be reasonably requested by such Collateral Agent to assure itself that this SECTION 6.10(b) has been complied with; PROVIDED that the Borrowers shall not be required to provide opinions or title insurance with respect to Real Property that is not a Material Real Property.

          (c) REAL PROPERTY APPRAISALS. If either Collateral Agent or the Required Lenders determine that they are required by Law or regulation to have appraisals prepared in respect of the Real Property of any Group Company constituting Collateral, the Parent Borrower shall (at the expense of the Parent Borrower) provide to the Collateral Agents appraisals which satisfy the applicable requirements set forth in 12 C.F.R., Part 34 - Subpart C or any successor or similar statute, rule, regulation, guideline or order, and which shall be in scope, form and substance, and from appraisers, reasonably satisfactory to the Administrative Agents and shall be accompanied by a certification of the appraisal firm providing such appraisals that the appraisals comply with such requirements.

          (d) FOREIGN SUBSIDIARIES SECURITY. If, following a change that is reasonably determined to be relevant by the Administrative Agents in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, counsel for the U.S. Borrower reasonably acceptable to the U.S. Collateral Agent and the Required Lenders does not within 30 days after a request from the U.S. Collateral Agent or the Required Lenders deliver evidence, in form and substance mutually satisfactory to the U.S. Collateral Agent and the U.S. Borrower, with respect to any Foreign Subsidiary of the U.S. Borrower which has not already had all of the Equity Interests issued by it

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pledged pursuant to the Pledge Agreement that (i) a pledge of 65.0% or more of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote, (ii) the entering into by such Foreign Subsidiary of a guaranty in form and substance substantially identical to the Guaranty delivered by the U.S. Subsidiary Guarantors, (iii) the entering into by such Foreign Subsidiary of a security agreement in form and substance substantially identical to the U.S. Security Agreement, and (iv) the entering into by such Foreign Subsidiary of a pledge agreement substantially identical to the Pledge Agreement, in any such case would cause the undistributed earnings of such Foreign Subsidiary as determined for United States federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent or other domestic Affiliate for United States federal income tax purposes, then, (A) in the case of a failure to deliver the evidence described in CLAUSE (i) above, that portion of such Foreign Subsidiary's outstanding capital stock so issued by such Foreign Subsidiary, in each case not theretofore pledged pursuant to the Pledge Agreement, shall be pledged to the U.S. Collateral Agent for the benefit of the Finance Parties pursuant to the Pledge Agreement (or another pledge agreement in substantially identical form, if needed); (B) in the case of a failure to deliver the evidence described in CLAUSE (ii) above, such Foreign Subsidiary shall execute and deliver the Guaranty delivered by the U.S. Subsidiary Guarantors (or another guaranty in substantially identical form, if needed), guaranteeing the Finance Obligations of the U.S. Borrower and each of its Subsidiaries; (C) in the case of a failure to deliver the evidence described in CLAUSE (iii) above, such Foreign Subsidiary shall execute and deliver the U.S. Security Agreement (or another security agreement in substantially identical form, if needed), granting to the U.S. Collateral Agent, for the benefit of the Finance Parties, a security interest in all of such Foreign Subsidiary's assets and securing the Finance Obligations of the Parent Borrower and each of its Subsidiaries; and (D) in the case of a failure to deliver the evidence described in CLAUSE (iv) above, such Foreign Subsidiary shall execute and deliver the Pledge Agreement (or another pledge agreement in substantially identical form, if needed), pledging to the U.S. Collateral Agent, for the benefit of the Finance Parties, all of the capital stock owned by such Foreign Subsidiary, in each case to the extent that entering into the Guaranty, U.S. Security Agreement or Pledge Agreement is permitted by the Laws of the respective foreign jurisdiction and with all documents delivered pursuant to this SECTION 6.10(d) to be in form, scope and substance reasonably satisfactory to the U.S. Collateral Agent and the Required Lenders. In addition to the foregoing, unless counsel for the U.S. Borrower acceptable to the U.S. Collateral Agent and the Required Lenders delivers evidence within 30 days after a request from the U.S. Collateral Agent or the Required Lenders, in form and substance mutually satisfactory to the U.S. Collateral Agent and the U.S. Borrower, with respect to any Foreign Subsidiary of the Parent Borrower that (i) a pledge of all or any portion of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote, (ii) the entering into by such Foreign Subsidiary of a Guaranty in form and substance satisfactory to the Administrative Agents and the Required Lenders guaranteeing all or any portion of the Finance Obligations of any Borrower or other Credit Party or identifiable subset thereof, (iii) the entering into by such Foreign Subsidiary of a security agreement in form and substance, and covering such property and assets of such Foreign Subsidiary as is, satisfactory to the U.S. Collateral Agent and the Required Lenders securing all or any portion of the Finance Obligations of any Borrower or other Credit Party or identifiable subset thereof, and (iv) the entering into by such Foreign Subsidiary of a pledge agreement in form and substance, and covering such property and assets of such Foreign Subsidiary as is, satisfactory to the U.S. Collateral Agent and the Required Lenders securing all or any portion of the Finance Obligations of any Borrower or other Credit Party or identifiable subset thereof, in any such case would result in materially adverse tax consequences to the U.S. Borrower and its Consolidated Subsidiaries, taken as a whole, or would be prohibited by the local Laws of any jurisdiction applicable to such Foreign Subsidiary or its properties and assets, then, (A) in the case of a failure to deliver the evidence described in CLAUSE (i) above, that portion of such Foreign Subsidiary's outstanding capital stock so issued by such Foreign Subsidiary shall be pledged to the U.S. Collateral Agent for the benefit of the Finance Parties to the maximum extent possible as security for the Finance Obligations; (B) in the case of a failure to deliver the evidence described in CLAUSE (ii) above, such Foreign Subsidiary shall execute and deliver a Guaranty guaranteeing the Finance Obligations to the maximum extent possible; (C)

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in the case of a failure to deliver the evidence described in CLAUSES (iii) and
(iv) above, such Foreign Subsidiary shall execute and deliver such security agreements, pledge agreements, mortgages, assignments and other Additional Collateral Documents as may be necessary or desirable to grant to the U.S. Collateral Agent, for the benefit of the Finance Parties, a security interest in such Foreign Subsidiary's assets to the maximum extent possible as security for the Finance Obligations, in each case pursuant to documentation in form, scope and substance reasonably satisfactory to the U.S. Collateral Agent and the Required Lenders.

          (e) LANDLORD CONSENTS; LEASEHOLD MORTGAGES. To the extent not delivered on the Closing Date and except as otherwise reasonably agreed by the relevant Collateral Agent, the Parent Borrower will use commercially reasonable efforts for a period of 90 days after the Closing Date to obtain a fully executed Landlord Estoppel and Consent with respect to each Leased Mortgaged Property, together with evidence that such Leased Mortgaged Property is a Recorded Leasehold Interest, it being agreed that the relevant Collateral Agent shall promptly thereafter return to the Parent Borrower the Mortgage with respect to any Leased Real Property with respect to which the Parent Borrower has failed to receive a Landlord Estoppel and Consent as contemplated by this
SECTION 6.10(e). The Parent Borrower hereby irrevocably authorizes each Collateral Agent, upon receipt of each Leasehold Consent and Estoppel referred to in this SECTION 6.10(e), to cause the Mortgage with respect to the relevant Leased Mortgage Property to be recorded in all applicable filing offices. Concurrently with such recordation, the Parent Borrower shall deliver or cause to be delivered to the relevant Collateral Agent a Mortgage Policy with respect to each such Leased Mortgage Property comparable to those delivered on the Closing Date pursuant to SECTION 4.01(j)(iii) and otherwise in form, substance and amount reasonably satisfactory to such Collateral Agent.

          (f) The Parent Borrower agrees to complete each action set forth on
SCHEDULE 6.10 within the time periods indicated next to such action on such Schedule.

          (g) The Parent Borrower agrees that, except as otherwise provided in this SECTION 6.10, each action required by this SECTION 6.10 shall be completed as soon as possible, but in no event later than 60 days after such action is either requested to be taken by either Collateral Agent or the Required Lenders or required to be taken by the Parent Borrower or any of its Subsidiaries pursuant to the terms of this SECTION 6.10.

          (h) At any time or from time to time upon the request of either Administrative Agent, each Credit Party will, at its expense, promptly execute, acknowledge and deliver such further documents and do such other acts and things as such Administrative Agent or either Collateral Agent may reasonably request in order to effect fully the purposes of the Senior Finance Documents.

          SECTION 6.11 INTEREST RATE PROTECTION AGREEMENTS. Within 60 days after the Closing Date, the Parent Borrower will enter into and thereafter maintain in full force and effect interest rate swaps, rate caps, collars or other similar agreements or arrangements designed to hedge the position of the Borrowers with respect to interest rates at rates and on terms reasonably satisfactory to the Lead Arrangers, taking into account current market conditions, the effect of which shall be to fix or limit the interest that would be payable in connection with Loans (whether or not such Loans are then outstanding) and after giving effect to such agreements or arrangements, the Loans bearing a floating rate of interest shall not constitute more than 50% of the Consolidated Debt of the Parent Borrower for a period expiring no earlier than 3 years after the Closing Date. The Parent Borrower will promptly deliver evidence of the execution and delivery of such agreements to the Administrative Agents.

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                                   ARTICLE VII
                               NEGATIVE COVENANTS

          Each of the Borrowers, jointly and severally, covenants and agrees that so long as any Lender has any Commitment hereunder, any Senior Obligations or other amount payable hereunder or under any Note or other Senior Finance Document or any LC Obligation or BA Reimbursement Obligation (in each case other than contingent indemnification obligations) remains unpaid or any Letter of Credit or Bankers' Acceptance remains unexpired:

          SECTION 7.01 LIMITATION ON DEBT. None of the Group Companies will incur, create, assume or permit to exist any Debt except:

               (i) Debt of the Parent Borrower and its Subsidiaries outstanding on the Closing Date and disclosed on SCHEDULE 7.01 not in excess of US$10,000,000 in aggregate principal amount, without giving effect to any subsequent extension, renewal or refinancing thereof (collectively, the "EXISTING DEBT");

               (ii) Debt of the Credit Parties under this Agreement and the other Senior Finance Documents;

               (iii) Debt of the Parent Borrower arising under (A) the Senior Indenture and the Senior Notes issued on the Closing Date (but not including any renewal, refinancing or extension thereof) and (B) the Subordinated Indenture and the Subordinated Notes issued on the Closing Date (but not including any renewal, refinancing or extension thereof);

               (iv) Capital Lease Obligations and Purchase Money Debt of the Parent Borrower and its Subsidiaries outstanding on the Closing Date or incurred after the Closing Date to finance Capital Expenditures permitted by SECTION 7.14; PROVIDED that (A) the aggregate amount of all such Debt (together with refinancings thereof permitted by CLAUSE (vi) below) does not exceed 3.0% of Consolidated Net Tangible Assets at any time outstanding, (B) the Debt when incurred shall not be less than 90% or more than 100% of the lesser of the cost or fair market value as of the time of acquisition of the asset financed, (C) such Debt is issued and any Liens securing such Debt are created concurrently with, or within 60 days after, the acquisition of the asset financed and (D) no Lien securing such Debt shall extend to or cover any property or asset of any Group Company other than the asset so financed;

               (v) Debt of the Parent Borrower or its Subsidiaries secured by Liens permitted by CLAUSES (xii), (xiii) and (xlv) of SECTION 7.02 in an aggregate outstanding principal amount (together with refinancings thereof permitted by CLAUSE (vi) below) not exceeding US$50,000,000; PROVIDED that
     (A) such Debt was not incurred in connection with, or in anticipation of, the events described in such clauses or the relevant Permitted Business Acquisition, (B) such Debt does not constitute debt for borrowed money (it being understood that Capital Lease Obligations and Purchase Money Debt shall not constitute debt for borrowed money solely for purposes of this CLAUSE (v)) and (C) at the time of the events described in such Sections, such Debt does not exceed 25% of the total value of the assets of the Subsidiary so acquired, or of the assets so acquired, as the case may be;

               (vi) (A) Debt of the Parent Borrower or its Subsidiaries representing any refinancing, replacement or refunding of Debt permitted by CLAUSES (i), (iv) or (v) above; PROVIDED that (1) such Debt (the "REFINANCING DEBT") has an original aggregate principal amount not greater than the aggregate principal amount of, and unpaid interest on, the Debt being refinanced,

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     replaced or refunded plus the amount of any premiums required to be paid thereon and fees and expense associated therewith, (2) such Refinancing Debt has a later or equal final maturity and a larger or equal weighted average life than the Debt being refinanced, replaced or refunded, (3) if the Debt being refinanced, replaced or refunded is subordinated to the Senior Obligations, such Refinancing Debt is subordinated to the Senior Obligations on terms no less favorable to the Lenders than the terms of the Debt being refinanced, replaced or refunded, (4) the covenants, events of default and any Guaranty Obligations in respect thereof shall, on the whole, be no less favorable to the Lenders than those contained in the Debt being refinanced, replaced or refunded, (5) such Refinancing Debt is incurred by the Group Company which is the obligor on the Debt being refinanced, replaced or refunded, and (6) at the time of, and after giving effect to, such refinancing, replacement or refunding, no Default or Event of Default shall have occurred and be continuing, and (B) Debt incurred by the Borrowers under the Replacement Revolver;

               (vii) Derivatives Obligations of the Parent Borrower or any Subsidiary under Derivatives Agreements to the extent entered into after the Closing Date in compliance with SECTION 6.11 or to manage interest rate or foreign currency exchange rate risks and not for speculative purposes;

               (viii) Debt owed to any Person providing property, casualty or liability insurance to the Parent Borrower or any Subsidiary of the Parent Borrower (including any State insurance guarantee funds relating to any such insurance policy), so long as such Debt shall not be in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the year in which such Debt is incurred and such Debt shall be outstanding only during such year;

               (ix) Debt arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; PROVIDED that (A) such Debt (other than credit or purchase cards) is extinguished within three Business Days of its incurrence and (B) such Debt in respect of credit or purchase cards in extinguished within 60 days from its incurrence;

               (x) Debt consisting of Guaranty Obligations (A) by the Parent Borrower in respect of Debt and leases permitted to be incurred under CLAUSES (i) through (ix) above by Wholly-Owned U.S. Subsidiaries and Wholly-Owned Canadian Subsidiaries of the Parent Borrower, (B) by the Parent Borrower in respect of Franchisee Buy-Back Arrangements in the aggregate amount not exceeding the applicable Franchisee Buy-Back Limit,
     (C) by the Parent Borrower in respect of Franchisee Guaranty Obligations in the aggregate amount not exceeding the applicable Franchisee Guaranty Limit, (D) by U.S. Subsidiary Guarantors of Debt and leases permitted to be incurred under CLAUSES (i) through (ix) above by the Parent Borrower or Wholly-Owned U.S. Subsidiaries or Wholly-Owned Canadian Subsidiaries of the Parent Borrower, and (E) by Subsidiary Guarantors (other than the U.S. Subsidiary Guarantors) of Debt and leases permitted to be incurred under CLAUSES (i) through (ix) above by Wholly-Owned U.S. Subsidiaries or Wholly-Owned Canadian Subsidiaries of the Parent Borrower or the Parent Borrower; PROVIDED that the Guaranty Obligations of any Subordinated Debt shall be subordinated to the Guaranty and other Senior Obligations on terms that on the whole are no less favorable to the Lenders than the terms on which such Subordinated Debt is subordinated to the Senior Obligations;

               (xi) Debt owing to the Parent Borrower or a Subsidiary of the Parent Borrower to the extent permitted by SECTION 7.06(a)(x) or (xi);

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               (xii)  Debt of the Parent Borrower representing the obligation of the Parent Borrower to make payments with respect to the cancellation or repurchase of certain Equity Interests of officers, employees or directors (or their estates) of the Parent Borrower and its Subsidiaries, to the extent permitted by SECTION 7.07(iii);

               (xiii) contingent liabilities in respect of any indemnification, adjustment of purchase price, earn-out, non-compete, consulting, deferred compensation and similar obligations of the Parent Borrower and its Subsidiaries incurred in connection with the Acquisition and Permitted Business Acquisitions;

               (xiv) Subordinated Debt of the Parent Borrower to fund Permitted Business Acquisitions in transactions permitted by this Agreement;

               (xv) Permitted Securitization Transactions permitted by SECTION 7.05(xiii)

               (xvi) unsecured Debt of the Parent Borrower not otherwise permitted by this SECTION 7.01 incurred after the Closing Date in an aggregate principal amount not to exceed US$125,000,000 at any time outstanding; PROVIDED that (A) the credit documentation with respect to such Debt shall not contain covenants or default provisions relating to the Parent Borrower or any Subsidiary of the Parent Borrower that are more restrictive than the covenants and default provisions contained in the Senior Finance Documents, (B) no Default or Event of Default shall have occurred and be continuing immediately before and immediately after giving effect to such incurrence and (C) the Parent Borrower shall have delivered to the Administrative Agents a certificate demonstrating that, upon giving effect on a Pro-Forma Basis to the incurrence of such Debt and to the concurrent retirement of any other Debt of any Group Company, the Credit Parties shall be in compliance with the financial covenants set forth in
     SECTION 7.19; and

               (xvii) Subordinated Debt of the Parent Borrower not otherwise permitted by this SECTION 7.01 incurred after the Closing Date in an aggregate principal amount not to exceed US$250,000,000 at any time outstanding; PROVIDED that (A) no Default or Event of Default shall have occurred and be continuing immediately before and immediately after giving effect to such incurrence, (B) the Parent Borrower shall have delivered to the Administrative Agents a certificate demonstrating that, upon giving effect on a Pro-Forma Basis to the incurrence of such Debt and to the concurrent retirement of any other Debt of any Group Company, the Credit Parties shall be in compliance with the financial covenants set forth in
     SECTION 7.19 and (C) the proceeds of such Subordinated Debt are applied as required by SECTION 2.10(b)(vi).

          SECTION 7.02 RESTRICTION ON LIENS. None of the Group Companies will create, incur, assume or permit to exist any Lien on any property or assets (including Equity Interests or other securities of any Person, including any Subsidiary of the Parent Borrower) now owned or hereafter acquired by it or on any income or rights in respect of any thereof, except Liens described in any of the following clauses (collectively, "PERMITTED LIENS"):

               (i)    Liens existing on the Closing Date and listed on SCHEDULE
     7.02 hereto, PROVIDED that such Liens shall secure only those obligations, which they secure on the date hereof (and permitted extensions, renewals and refinancings of such obligations), and shall not subsequently apply to any other property or assets of the Parent Borrower and its Subsidiaries (other than accessions to and the proceeds of the property or assets subject to such Liens to the extent provided by the terms thereof on the date hereof);

               (ii)   Liens created by the Collateral Documents;

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               (iii)  Liens (other than any Liens imposed by ERISA or pursuant to any Environmental Law) for taxes, assessments or governmental charges or levies not yet due or being contested in good faith and by appropriate proceedings diligently pursued for which adequate reserves (in the good faith judgment of the management of the Parent Borrower) have been established in accordance with GAAP (and as to which the property or assets subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

               (iv) Liens imposed by Law securing the charges, claims, demands or levies of landlords, carriers, warehousemen, mechanics, carriers and other like persons which were incurred in the ordinary course of business and which (A) do not, individually or in the aggregate, materially detract from the value of the property or assets, which are the subject of such Lien or materially impair the use thereof in the operation of the business of the Parent Borrower or any of its Subsidiaries, or (B) which are being contested in good faith by appropriate proceedings diligently pursued, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to such Lien;

               (v) Liens arising from judgments, decrees or attachments (or securing of appeal bonds with respect thereto) in circumstances not constituting an Event of Default under SECTION 8.01; PROVIDED that no cash or other property (other than proceeds of insurance payable by reason of such judgments, decrees or attachments) the fair value of which exceeds US$5,000,000 is deposited or delivered to secure any such judgment, decree or award, or any appeal bond in respect thereof;

               (vi) Liens (other than any Liens imposed by ERISA or pursuant to any Environmental Law) not securing Debt or Derivatives Obligations incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security and other similar obligations incurred in the ordinary course of business;

               (vii) Liens securing obligations in respect of surety bonds (other than appeal bonds), bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business; PROVIDED that in the case of Liens on cash and Cash Equivalents, the U.S. Dollar Amount of all cash and Cash Equivalents subject to such Liens may at no time exceed US$1,000,000 in the aggregate;

               (viii) pledges or deposits of cash and Cash Equivalents securing deductibles, self-insurance, co-payment, co-insurance, retentions and similar obligations to providers of insurance in the ordinary course of business;

               (ix) zoning restrictions, building codes, easements, rights of way, licenses, reservations, covenants, conditions, waivers, restrictions on the use of property or other minor encumbrances or irregularities of title not securing Debt or Derivatives Obligations which do not, individually or in the aggregate, materially impair the use of any property in the operation or business of the Parent Borrower or any of its Subsidiaries or the value of such property for the purpose of such business;

               (x)    Permitted Encumbrances;

               (xi) Liens securing Capital Lease Obligations and Purchase Money Debt permitted to be incurred under SECTION 7.01(iv);

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               (xii)   any Lien existing on any asset of any Person at the time
     such Person becomes a Subsidiary of the Parent Borrower and not created in contemplation of such event;

               (xiii) any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into the Parent Borrower or a Subsidiary of the Parent Borrower and not created in contemplation of such event;

               (xiv) any Lien existing on any asset prior to the acquisition thereof by the Parent Borrower or a Subsidiary of the Parent Borrower and not created in contemplation of such acquisition;

               (xv) any Lien securing Refinancing Debt in respect of any Debt of the Parent Borrower or any Subsidiary of the Parent Borrower secured by any Lien permitted by CLAUSES (i), (xi), (xii), (xiii) or (xiv) of this
     SECTION 7.02; PROVIDED that such Debt is not secured by any additional assets;

               (xvi) Liens arising solely by virtue of any statutory or common or civil Law provision relating to banker's liens, rights of set-off or similar rights, in each case incurred in the ordinary course of business;

               (xvii) licenses, leases or subleases granted to third Persons in the ordinary course of business not interfering in any material respect with the business of any Group Company other than a PropCo;

               (xviii) Liens on (A) incurred premiums, dividends and rebates which may become payable under insurance policies and loss payments which reduce the incurred premiums on such insurance policies and (B) rights which may arise under State insurance guarantee funds relating to any such insurance policy, in each case securing Debt permitted to be incurred pursuant to SECTION 7.01(viii);

               (xix) Liens solely on any cash earnest money deposits made by the Parent Borrower or any of its Subsidiaries in connection with any letter of intent or purchase agreement with respect to a Permitted Business Acquisition;

               (xx) Liens upon specific items or inventory or other goods and proceeds of the Parent Borrower or any of its Subsidiaries securing such Person's obligations in respect of bankers' acceptances or documentary letters of credit issued or created for the account of such Person to facilitate the shipment or storage of such inventory or other goods;

               (xxi) Undetermined or inchoate Liens (including priority claims) which have not at such time been filed or registered in accordance with applicable Law;

               (xxii) Liens resulting from the right reserved to or vested in any Governmental Authority by any statutory provision, or by the terms of any lease, license, franchise, grant or permit of any Group Company, to terminate any such lease, license, franchise, grant or permit, or to require annual or other payments as a condition to the continuance thereof;

               (xxiii) Liens securing the Replacement Revolver; and

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               (xxiv) Liens on assets transferred to a Securitization Entity or an asset of a Securitization Entity, in either case, incurred as part of a Permitted Securitization Transaction permitted by SECTION 7.05(xiii).

          SECTION 7.03 NATURE OF BUSINESS. None of the Group Companies will materially alter the character or conduct of the business conducted by such Person as of the Closing Date and activities incidental thereto and similar or related businesses.

          SECTION 7.04 CONSOLIDATION, MERGER AND DISSOLUTION. Except in connection with an Asset Disposition permitted by the terms of SECTION 7.05, none of the Group Companies will enter into any transaction of merger or consolidation or liquidate, wind up or dissolve itself or its affairs (or suffer any liquidations or dissolutions); PROVIDED that:

               (i) the Acquisition shall be permitted to be consummated as provided in SECTION 4.01(g);

               (ii) any (x) U.S. Subsidiary (other than the U.S. Borrower) or Canadian Subsidiary of the Parent Borrower may merge with and into, or be voluntarily dissolved or liquidated into, the Parent Borrower, and (y) any U.S. Subsidiary of the U.S. Borrower may merge with and into or be voluntarily dissolved or liquidated into the U.S. Borrower, so long as (A) the Parent Borrower in the case of (x) above or the U.S. Borrower in the case of (y) above, is the surviving corporation of such merger, dissolution or liquidation, (B) the security interests granted to the relevant Collateral Agent for the benefit of the Finance Parties pursuant to the Collateral Documents in the assets of the Parent Borrower or the U.S. Borrower and such U.S. Subsidiary or Canadian Subsidiary so merged, dissolved or liquidated shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such merger, dissolution or liquidation), (C) no Default or Event of Default shall have occurred and be continuing immediately before or immediately after giving effect to such transaction and (D) no Person other than the Parent Borrower, the U.S. Borrower or a Subsidiary Guarantor receives any consideration in respect or as a result of such transaction;

               (iii) any Wholly-Owned U.S. Subsidiary (other than the U.S. Borrower) of the Parent Borrower may merge with and into, or be voluntarily dissolved or liquidated into, any other Wholly-Owned U.S. Subsidiary of the Parent Borrower and any Wholly-Owned Canadian Subsidiary of the Parent Borrower may merge with and into, or be voluntarily dissolved or liquidated into, any Wholly-Owned U.S. Subsidiary or any other Wholly-Owned Canadian Subsidiary of the Parent Borrower, so long as (A) in the case of any such merger, dissolution or liquidation involving one or more Subsidiary Guarantors, (x) a Subsidiary Guarantor (or if any such merger, dissolution or liquidation involves the U.S. Borrower, the U.S. Borrower) is the surviving corporation of such merger, dissolution or liquidation, (y) no Person other than the Parent Borrower or a Subsidiary Guarantor receives any consideration in respect of or as a result of such transaction, (B) the security interests granted to the relevant Collateral Agent for the benefit of the Finance Parties pursuant to the Collateral Documents in the assets of U.S. Subsidiary so merged, dissolved or liquidated and in the Equity Interests of the surviving entity of such merger, dissolution or liquidation shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such merger, dissolution or liquidation) and (C) no Default or Event of Default shall have occurred and be continuing immediately before or immediately after giving effect to such transaction;

               (iv) any Foreign Subsidiary of the U.S. Borrower may be merged with and into, or be voluntarily dissolved or liquidated into, the Parent Borrower or any Wholly-Owned

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     Subsidiary of the Parent Borrower, so long as (A) in the case of any such merger, dissolution or liquidation involving the Parent Borrower or one or more Subsidiary Guarantors, (x) the Parent Borrower or such Subsidiary Guarantor, as the case may be, is the surviving corporation of any such merger, dissolution or liquidation and (y) no Person other than the Parent Borrower or the U.S. Borrower or a Subsidiary Guarantor receives any consideration in respect of or as a result of such transaction, (B) the security interests granted to the relevant Collateral Agent for the benefit of the Finance Parties pursuant to the Collateral Documents in the assets of such Foreign Subsidiary, if any, and the Parent Borrower or such other Wholly-Owned Subsidiary, as the case may be, shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such merger, dissolution or liquidation) and (C) no Default or Event of Default shall have occurred and be continuing immediately before or immediately after giving effect to such transaction; and

               (v) the Parent Borrower or any Subsidiary of the Parent Borrower may merge with any Person in connection with a Permitted Business Acquisition if (A) in the case of any such merger involving the Parent Borrower or the U.S. Borrower, the Parent Borrower or the U.S. Borrower, as the case may be, shall be the continuing or surviving corporation in such merger, (B) in the case of any such merger involving a Subsidiary Guarantor, such Subsidiary Guarantor shall be the continuing or surviving corporation in such merger or the continuing or surviving corporation in such merger shall, simultaneously with the consummation of such merger, become a Subsidiary Guarantor having all the responsibilities and obligations of the Subsidiary Guarantor so merged, (C) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Administrative Agents may reasonably request so as to cause the Credit Parties to be in compliance with the terms of SECTION 6.10 after giving effect to such transactions, (D) no Default or Event of Default shall have occurred and be continuing immediately before or immediately after giving effect to such transaction and (E) the Parent Borrower shall have delivered to the Administrative Agents a Pro-Forma Compliance Certificate demonstrating that, upon giving effect on a Pro-Forma Basis to such transaction, the Credit Parties will be in compliance with all of the financial covenants set forth in SECTION 7.19 as of the last day of the most recent period of four consecutive fiscal quarters of the Parent Borrower which precedes or ends on the date of such transaction and with respect to which the Administrative Agents have received the consolidated financial information required under SECTION 6.01(a) or (b) and the officer's certificate required by SECTION 6.01 (c).

In the case of any merger or consolidation permitted by this SECTION 7.04 of any Subsidiary of the Parent Borrower which is not a Credit Party into a Credit Party, the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Administrative Agents may reasonably request so as to cause the Credit Parties to be in compliance with the terms of SECTION 6.10 after giving effect to such transaction. Notwithstanding anything to the contrary contained above in this SECTION 7.04, no action shall be permitted which results in a Change of Control.

          SECTION 7.05 ASSET DISPOSITIONS. None of the Group Companies will make any Asset Disposition; PROVIDED that:

               (i) any Group Company may sell inventory in the ordinary course of business for fair value and on an arm's-length basis;

               (ii) the Parent Borrower may make any Asset Disposition to any of the Subsidiary Guarantors if (A) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as either of the Administrative Agents or the Collateral Agents may reasonably request so as to cause the Credit Parties to be in compliance with the

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     terms of SECTION 6.10 after giving effect to such Asset Disposition and (B)
     after giving effect to such Asset Disposition, no Default or Event of Default exists;

               (iii) the Parent Borrower and its Subsidiaries may liquidate or sell Cash Equivalents in the ordinary course of business;

               (iv) the Parent Borrower or any of its Subsidiaries may sell, lease, transfer, assign or otherwise dispose of assets (other than in connection with any Casualty or Condemnation) to any other Person; PROVIDED that the aggregate fair market value of all property disposed of pursuant to this CLAUSE (iv) does not exceed (x) US$15,000,000 in the aggregate in any fiscal year of the Parent Borrower plus the unused amounts under this CLAUSE (iv) from the prior fiscal years or (y) US$75,000,000 in the aggregate from and after the Closing Date;

               (v) the Parent Borrower or any of its Subsidiaries may dispose of machinery or equipment which will be replaced or upgraded with machinery or equipment put to a similar use and owned by such Person; PROVIDED that
     (A) such replacement or upgraded machinery and equipment is acquired within 90 days after such disposition, (B) the fair market value of all property disposed of pursuant to this CLAUSE (v) does not exceed US$500,000 in the aggregate in any fiscal year of the Parent Borrower and (C) upon their acquisition, such replacement assets become subject to the Lien of the Collateral Agents under the Collateral Documents;

               (vi) the Parent Borrower or any of its Subsidiaries may dispose of obsolete, worn-out or surplus tangible assets in the ordinary course of business and in a commercially reasonable manner, so long as the fair market value of all property disposed of pursuant to this CLAUSE (vi) does not exceed US$500,000 in the aggregate in any fiscal year of the Parent Borrower.

               (vii) any Group Company may enter into any Sale/Leaseback Transaction not prohibited by SECTION 7.13;

               (viii) any Canadian Subsidiary of the Parent Borrower may sell, lease or otherwise transfer all or substantially all or any part of its assets (including any such transaction effected by the way of merger or consolidation) to the Parent Borrower or any Wholly-Owned Subsidiary of the Parent Borrower and any U.S. Subsidiary of the U.S. Borrower may sell, lease or otherwise transfer all or substantially all or any part of its assets (including any such transaction effected by way of merger or consolidation) to the U.S. Borrower or any of its Wholly-Owned U.S. Subsidiaries, in each case, so long as (A) the security interests granted to the relevant Collateral Agent for the benefit of the Finance Parties pursuant to the Collateral Documents in such assets shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such sale, lease or other transfer) and (B) after giving effect to such Asset Disposition, no Default or Event of Default exists;

               (ix) any non-Wholly-Owned U.S. Subsidiary, Canadian Subsidiary or Foreign Subsidiary of the Parent Borrower may sell, lease or otherwise transfer all or any part of its assets (including any such transaction effected by way of merger or consolidation) to any other non-Wholly-Owned U.S. Subsidiary or Canadian Subsidiary of the Parent Borrower and any Foreign Subsidiary of the U.S. Borrower may sell, lease or otherwise transfer all or any part of its assets (including by way of merger or consolidation) to any other Foreign Subsidiary of the U.S. Borrower, in each case, so long as the security interests granted to the relevant Collateral Agent for the benefit of the Finance Parties pursuant to the Collateral Documents in such assets shall

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     remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such sale, lease or other transfer);

               (x) any Group Company may lease, as lessor or sublessor, or license, as licensor or sublicensor, real or personal property in the ordinary course of business and consistent with past practices;

               (xi) any Group Company may dispose of defaulted receivables and similar obligations in the ordinary course of business and not as part of an accounts receivable financing transaction;

               (xii) any Group Company may make an Asset Disposition not otherwise permitted by CLAUSES (i) through (xi) above; PROVIDED that (A) the property disposed of pursuant to this CLAUSE (xii) is disposed of for cash or Cash Equivalents and for at least the fair market value thereof,
     (B) the fair market value of all property disposed of pursuant to this CLAUSE (xii) does not exceed US$50,000,000 in the aggregate in any fiscal year of the Parent Borrower plus the unused amounts under this CLAUSE (xii) from the prior fiscal years and (C) the Net Cash Proceeds of such Asset Dispositions are applied in accordance with SECTION 2.10(b) and (c);

               (xiii) sales of accounts receivable, chattel paper and related assets of the type described in the definition of "PERMITTED SECURITIZATION TRANSACTION" to a Securitization Entity for the fair market value thereof and transfers of accounts receivable, chattel paper and related assets of the type described in the definition of "PERMITTED SECURITIZATION TRANSACTIONS" (or a fractional undivided interest therein) by a Securitization Entity in a Permitted Securitization Transaction; PROVIDED that (A) the fair market value of all property disposed of pursuant to this CLAUSE (xiii) (without duplication) does not exceed 40% of the aggregate amount of receivables of the Parent Borrower and its Consolidated Subsidiaries and (B) 75% of the Net Cash Proceeds of such Asset Dispositions are applied in accordance with SECTIONS 2.10(b) and (c);

               (xiv) any Group Company may make an Asset Disposition of store assets listed on SCHEDULE 7.05(xiv); PROVIDED that (A) the property disposed of pursuant to this CLAUSE (xiv) is disposed of for cash or Cash Equivalents and for at least the fair market value thereof and (B) the Net Cash Proceeds of such Asset Dispositions are applied substantially concurrently with the receipt thereof, in accordance with SECTION 2.10(b) and (c), but, if the Leverage Ratio as of the last day of the fiscal quarter of the Parent Borrower ending on or most recently preceding the making of any such Asset Disposition equals or exceeds 3.25 to 1.00, excluding the reinvestment option provided for in SECTION 2.10(c)(i)(A),(B) and (c);

               (xv) any Group Company may make an Asset Disposition of non-core assets listed on SCHEDULE 7.05(xv); PROVIDED that (A) the property disposed of pursuant to this CLAUSE (xv) is disposed of for cash or Cash Equivalents and for at least the fair market value thereof and (B) the Net Cash Proceeds of such Asset Dispositions are applied in accordance with
     SECTION 2.10(b) and (c); and

               (xvi) any Group Company may make an Asset Disposition not otherwise permitted by CLAUSES (i) through (xv) above; PROVIDED that (A) the property disposed of pursuant to this CLAUSE (xvi) is disposed of for cash or Cash Equivalents and for at least the fair market value thereof,
     (B) the fair market value of all property disposed of pursuant to this CLAUSE (xvi) on or after the Closing Date does not exceed US$50,000,000 in the aggregate and (C) the Net Cash Proceeds of such Asset Dispositions are applied substantially concurrently with the receipt thereof in accordance with SECTION 2.10(b) and (c) but, if the Leverage Ratio as of the last day of

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     the fiscal quarter of the Parent Borrower ending on or most recently preceding the making of any Asset Disposition equals or exceeds 3.25 to 1.00, excluding the reinvestment option provided for in SECTION 2.10(c)(i)(A), (B) and (C).

Upon consummation of an Asset Disposition permitted under this SECTION 7.05, the Lien created thereon under the Collateral Documents (but not the Lien on any proceeds thereof) shall be automatically released (subject to the concurrent grant of a security interest in such assets pursuant to SECTION 6.10 if such Asset Disposition is made to another Credit Party), and the relevant Administrative Agent shall (or shall cause the relevant Collateral Agent to) (to the extent applicable) deliver to the Parent Borrower, upon the Parent Borrower's request and at the Parent Borrower's expense, such documentation as is reasonably necessary to evidence the release of the relevant Collateral Agent's security interests, if any, in the assets being disposed of, including amendments or terminations of Uniform Commercial Code or Personal Property Security Acts Financing Statements or registration statements registered at the Register of Personal and Movable Real Rights, if any, the return of stock certificates, if any, and the release of any Subsidiary being disposed of in its entirety from all of its obligations, if any, under the Senior Finance Documents.

          SECTION 7.06 INVESTMENTS.

          (a) INVESTMENTS. None of the Group Companies will hold, make or acquire, any Investment in any Person, except the following:

               (i) Investments existing on the date hereof in Persons which are Subsidiaries on the date hereof;

               (ii) the Parent Borrower and any Subsidiary of the Parent Borrower may invest in cash and Cash Equivalents;

               (iii) the Parent Borrower and any Subsidiary of the Parent Borrower may acquire and hold receivables owing to them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

               (iv) the Parent Borrower and any Subsidiary of the Parent Borrower may acquire and own Investments (including Debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

               (v) to the extent it would be permitted by the Sarbanes-Oxley Act, loans and advances by the Parent Borrower and its Subsidiaries to employees of the Parent Borrower and its Subsidiaries for moving and travel and other similar expenses, in each case in the ordinary course of business, in an aggregate principal amount not to exceed US$10,000,000 at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances);

               (vi) deposits by the Parent Borrower or any Subsidiary of the Parent Borrower made in the ordinary course of business consistent with past practices to secure the performance of leases shall be permitted;

               (vii) the Parent Borrower may make contributions to an employee stock ownership plan sponsored by it; PROVIDED that such contributions are in Qualified Capital Stock, and the Parent Borrower may lend or contribute money to an employee stock ownership plan

                                      -147-
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     sponsored by it to permit such plan to immediately purchase Qualified
     Capital Stock from the Parent Borrower with the proceeds of such loan or contribution;

               (viii) to the extent it would be permitted by the Sarbanes-Oxley Act, the Parent Borrower may acquire and hold obligations of one or more officers or other employees of the Parent Borrower or any of its Subsidiaries in connection with such officers' or employees' acquisition of shares of common stock of the Parent Borrower, so long as no cash is paid by the Parent Borrower or any of its Subsidiaries to such officers or employees in connection with the acquisition of any such obligations;

               (ix) the Parent Borrower may repurchase stock to the extent permitted by SECTION 7.07(iii) and (iv);

               (x) the Parent Borrower may make Investments in any of its Wholly-Owned U.S. Subsidiaries or Wholly-Owned Canadian Subsidiaries and any Subsidiary of the Parent Borrower may make Investments in the Parent Borrower or any Wholly-Owned Subsidiary of the Parent Borrower; PROVIDED that (A) each item of intercompany Debt shall be evidenced by a promissory note in the form of EXHIBIT G hereto, (B) each promissory note evidencing intercompany loans and advances made by a Foreign Subsidiary or a non-Wholly-Owned Subsidiary to the Parent Borrower or a Wholly-Owned Subsidiary of the Parent Borrower shall contain the subordination provisions set forth in EXHIBIT H hereto and (C) each promissory note evidencing intercompany loans and advances shall be pledged to the relevant Collateral Agent pursuant to the Collateral Documents;

               (xi) the Parent Borrower and its Subsidiaries may make Investments in any Foreign Subsidiary or any non-Wholly-Owned Subsidiary of the Parent Borrower (A) in the case of Investments by the Parent Borrower or any Wholly-Owned Subsidiary of the Parent Borrower, in an aggregate amount (determined without regard to any write-downs or write-offs of any such Investments constituting Debt) at any one time outstanding not exceeding 1.0% of Consolidated Net Tangible Assets or (B) to the extent such Investments arise from the sale of inventory in the ordinary course of business by the Parent Borrower or such Subsidiary to such Foreign Subsidiary or non-Wholly-Owned Subsidiary for resale by such Foreign Subsidiary or non-Wholly-Owned Subsidiary (including any such Investments resulting from the extension of the payment terms with respect to such sales); PROVIDED that (A) each item of intercompany Debt shall be evidenced by a promissory note substantially in the form of EXHIBIT G hereto and (B) each promissory note evidencing intercompany loans and advances shall be pledged to the relevant Collateral Agent pursuant to the Collateral Documents;

               (xii) Investments arising out of the receipt by the Parent Borrower and any of its Subsidiaries of non-cash consideration for the sale of assets permitted under SECTION 7.05;

               (xiii) the Parent Borrower and its Subsidiaries may purchase inventory, machinery and equipment in the ordinary course of business and, in the case of the Parent Borrower, pursuant to the Franchisee Buy-Back Arrangements to the extent permitted by SECTION 7.01(x)(B)and Franchisee Guaranty Obligations to the extent permitted by SECTION 7.Ol(x)(C);

               (xiv) the Parent Borrower and its Subsidiaries may make Investments in respect of (A) Permitted Business Acquisitions, (B) Capital Expenditures permitted hereunder and (C) joint venture arrangements permitted by clause (c) below;

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               (xv)   the Parent Borrower and its Subsidiaries may make
     Investment in a Securitization Entity or a Securitization Entity may make Investment in any other Person, in each case in connection with a Permitted Securitization Transaction permitted by SECTION 7.05(xiii); PROVIDED, HOWEVER, that the foregoing Investment is in the form of a Purchase Money Note or an Equity Interest; and

               (xvi) the Parent Borrower may make loans to its Canadian Drugstore franchisees in the ordinary course of its business in the amount not to exceed US$40,000,000 outstanding at any time;

PROVIDED that no Group Company may make or own any Investment in Margin Stock.

          (b) ASSET ACQUISITIONS. No Group Company will make any Business Acquisition or any other acquisition of assets outside the ordinary course of business; PROVIDED that (i) the Parent Borrower may effect the Acquisition (subject to compliance with the applicable conditions precedent set forth in ARTICLE IV) and (ii) subject to SECTION 7.06(a)(xiv), the Parent Borrower and its Subsidiaries may make Permitted Business Acquisitions.

          (c) JOINT VENTURES AND SIMILAR ARRANGEMENTS. No Group Company will enter into any joint venture or partnership agreement or arrangement or any other agreement or arrangement with any Person (other than another Group Company) involving the sharing of profits or joint or coordinated purchasing or distribution, except that a Group Company may enter into joint venture arrangements so long as (i) such joint ventures are engaged in a business similar, related or incidental to that engaged by the Parent Borrower and its Subsidiaries, (ii) the aggregate amount of all such Investments from the Closing Date does not exceed US$100,000,000, (iii) any such Investment satisfies conditions (ii), (iii), (v) and (vi) to the definition of "PERMITTED BUSINESS ACQUISITION", and (iv) except for joint ventures engaged solely in the business of prescription benefit management, any such Investment shall constitute at least 50% of Equity Interests of such joint venture.

          (d) LIMITATION ON THE CREATION OF SUBSIDIARIES. No Group Company will establish, create or acquire after the Closing Date any Subsidiary; PROVIDED that the Parent Borrower and its Wholly-Owned Subsidiaries shall be permitted to establish, create or acquire Wholly-Owned Subsidiaries so long as (i) at least 30 days' prior written notice thereof is given to the Administrative Agents, (ii) the capital stock or other equity interests of such new Subsidiary (other than a Foreign Subsidiary, except to the extent otherwise required pursuant to SECTION 6.10(d)) is pledged pursuant to, and to the extent required by, the Collateral Documents and the certificates representing such interests, together with transfer powers duly executed in blank, are delivered to the relevant Collateral Agent, (iii) such new Subsidiary (other than a Foreign Subsidiary, except to the extent otherwise required pursuant to SECTION 6.10(d)) executes a counterpart of the Accession Agreement, the Guaranty delivered by the Subsidiary Guarantors, each Collateral Document as provided in SECTION 6.10(b), and (iv) such new Subsidiary, to the extent requested by the Administrative Agents, takes all other actions required pursuant to SECTION 6.10.

          SECTION 7.07 RESTRICTED PAYMENTS, ETC. None of the Group Companies will declare or pay any Restricted Payments (other than Restricted Payments payable solely in Equity Interests (exclusive of Debt Equivalents) of such Person), except that:

               (i) any Wholly-Owned Subsidiary of the Parent Borrower may make Restricted Payments to the Parent Borrower or to any Wholly-Owned Subsidiary of the Parent Borrower;

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               (ii)   any non-Wholly-Owned Subsidiary of the Parent Borrower may
     make Restricted Payments to the Parent Borrower or to any Wholly-Owned Subsidiary of the Parent Borrower or ratably to all holders of its outstanding Equity Interests;

               (iii) the Parent Borrower may redeem or repurchase Equity Interests (or Equity Equivalents) from (A) officers, employees and directors of any Group Company (or their estates, spouses or former spouses) upon the death, permanent disability, retirement or termination of employment of any such Person or otherwise in accordance with any stock option plan or any employee stock ownership plan maintained by the Parent Borrower or any of its Subsidiaries, or (B) other holders of Equity Interests or Equity Equivalents in the Parent Borrower, so long as the purpose of such purchase is to acquire common stock for reissuance to new officers, employees and directors (or their estates) of any Group Company, to the extent so reissued within 12 months of any such purchase; PROVIDED that in all such cases (A) no Default or Event of Default is then in existence or would otherwise arise therefrom, (B) the aggregate amount of all cash paid in respect of all such shares so redeemed or repurchased does not exceed US$1,000,000 in any fiscal year of the Parent Borrower or US$7,000,000 in the aggregate from and after the Closing Date, and PROVIDED FURTHER that the Parent Borrower may purchase, redeem or otherwise acquire Equity Interests and Equity Equivalents of the Parent Borrower pursuant to this CLAUSE (iii) without regard to the restrictions set forth in the first proviso above for consideration consisting of the proceeds of key man life insurance obtained for the purposes described in this CLAUSE (iii); and

               (iv) so long as no Default or Event of Default is then in existence or would arise therefrom, the Parent Borrower may make regular quarterly dividend payments on and open market repurchases of Equity Interests of the Parent Borrower in each case in the ordinary course of business and consistent with past practices on the Parent Borrower's outstanding Capital Stock; PROVIDED that the aggregate amount of all such payments and repurchases does not exceed US$35,000,000 in the aggregate in any fiscal year; and, PROVIDED, FURTHER, that for any of the fiscal quarters of the Parent Borrower ending on August 31, 2004 and November 30, 2004, the per share amount of all such payments and repurchases shall not exceed C$0.03; and

               (v) so long as no Default or Event of Default is then in existence or would arise therefrom, the Group Companies may make Restricted Payments not otherwise permitted by CLAUSES (i) through (iv) of this
     SECTION 7.07; PROVIDED that the aggregate amount of all Restricted Payments made on or after the Closing Date pursuant to this CLAUSE (v) does not exceed in the aggregate (A) if the Leverage Ratio as of the last day of the fiscal quarter of the Parent Borrower ending on or most recently preceding the making of any such Restricted Payment is less than 3.25 to 1.0, US$40,000,000 and (B) otherwise, US$20,000,000 (it being understood and agreed that any Restricted Payment made in compliance with clause (A) of this proviso shall not cause a Default or Event of Default solely by reason of a change in the Leverage Ratio subsequent to the making of such Restricted Payment, which change results in the application of clause (B) of this proviso).

          SECTION 7.08 PREPAYMENTS OF DEBT, ETC.

          (a) AMENDMENTS OF DEBT AGREEMENTS. None of the Group Companies will, or will permit any of their respective Subsidiaries to, after the issuance thereof, amend, waive or modify (or permit the amendment, waiver or modification of) any of the terms, agreements, covenants or conditions of or applicable to any Debt (other than the Senior Obligations or Debt listed on SCHEDULE 7.12 and permitted by SECTION 7.01(xii) issued by such Group Company if such amendment, waiver or modification would add or change any terms, agreements, covenants or conditions in any manner materially adverse to any

Group Company, or shorten the final maturity or average life to maturity or require any payment to be made sooner than originally scheduled or increase the interest rate applicable thereto or change any subordination provision thereof.

          (b) PROHIBITION AGAINST CERTAIN PAVEMENTS OF PRINCIPAL AND INTEREST OF OTHER DEBT. Except as provided in SUBSECTION (c) below, none of the Group Companies will (i) directly or indirectly, redeem, purchase, prepay, retire, defease or otherwise acquire for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment, any Debt (other than the Senior Obligations or Debt listed on SCHEDULE 7.12 and permitted by SECTION 7.01(xi)), or set aside any funds for such purpose, whether such redemption, purchase, prepayment, retirement or acquisition is made at the option of the maker or at the option of the holder thereof, and whether or not any such redemption, purchase, prepayment, retirement or acquisition is required under the terms and conditions applicable to such Debt, (ii) make any interest payment in respect of the Subordinated Notes, or (iii) release, cancel, compromise or forgive in whole or in part any Debt evidenced by any Intercompany Note (other than Debt listed on SCHEDULE 7.12 and permitted by SECTION 7.0l(xi)).

          (c) CERTAIN ALLOWED PAYMENTS IN RESPECT OF SUBORDINATED DEBT. The Parent Borrower may make regularly scheduled interest payments (together with any Additional Amounts (as defined in the Subordinated Note Indenture) required to be paid) as and when due in respect of the Subordinated Notes other than any such payments prohibited by the subordination provisions thereof.

          SECTION 7.09 TRANSACTIONS WITH AFFILIATES. None of the Group Companies will enter into any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with or for the benefit of any Affiliate of the Parent Borrower (other than any Credit Party) unless such transaction or series of related transactions is entered into in good faith and in writing and:

               (i) such transaction or series of related transactions is on terms that are no less favorable to the Parent Borrower or such other Group Company, as the case may be, than those that would be available in a comparable transaction in arm's-length dealings with an unrelated third party;

               (ii) with respect to any transaction or series of related transactions having a U.S. Dollar Amount or involving aggregate value in excess of US$10,000,000, (A) the Parent Borrower delivers an officers' certificate to the Administrative Agents certifying that such transaction or series of related transactions complies with SUBSECTION (i) above and
     (B) such transaction or series of related transactions has been approved by a majority of the Disinterested Directors of the board of directors of the Parent Borrower, or in the event there is only one Disinterested Director, by such Disinterested Director, or

               (iii) with respect to any transaction or series of related transactions having a U.S. Dollar Amount involving aggregate value in excess of US$50,000,000, the Parent Borrower delivers to the Administrative Agents a written opinion of an investment banking firm of national standing in the United States or Canada or other recognized independent expert with experience appraising the terms and conditions of the type of transaction or series of related transactions for which an opinion is required stating that the transaction or series of related transactions is fair to the Parent Borrower or another relevant Credit Party from a financial point of view;

PROVIDED, HOWEVER, that this SECTION 7.09 shall not apply to: (1) employee benefit arrangements with any officer or director of the Parent Borrower, including under any stock option or stock incentive plans, and customary indemnification arrangements with officers or directors of the Parent Borrower, in each case entered into in the ordinary course of business, (2) any Investments permitted by SECTION 7.06 and any Restricted Payments permitted by SECTION 7.07, (3) transactions effected as part of a Permitted Securitization Transaction permitted pursuant to SECTION 7.05(xiii), (4) any fees paid to directors in the ordinary course in their capacity as such, (5) any sale or issuance of Qualified Capital Stock to Affiliates of the Parent Borrower, and (6) transactions entered into in the ordinary course of business with Affiliates of the Parent Borrower who are Canadian drugstore franchisees, whether currently owned or after-acquired, in their capacities as such, for purposes of (x) the purchase and sale of inventory for the related franchises or (y) Franchisee Buy-Back Arrangements to the extent permitted by SECTION 7.01(x)(B) and Franchisee Guaranty Obligations to the extent permitted by SECTION 7.01(x)(C).

          SECTION 7.10 FISCAL YEAR; ORGANIZATIONAL AND OTHER DOCUMENTS. None of the Group Companies will (i) change its fiscal year (except that the Borrowers may cause Eckerd Corporation, Eckerd Fleet, Inc., EDC Licensing, Inc., genovese Drug Stores, Inc., Max Drug South, L.P., Thrift Drug, Inc. and Thrift Drug Services, Inc. to take such actions necessary to change their fiscal years to conform to the fiscal year of the Borrowers) or consent to any amendment, modification or supplement of any of the provisions of the Transaction Documents (other than the Senior Notes and the Subordinated Notes, the amendments to which shall be governed by SECTION 7.08 hereof) or (ii) enter into any amendment, modification or waiver that is adverse in any material respect to the Lenders to its articles or certificate of incorporation, bylaws (or analogous organizational documents) or any agreement entered into by it with respect to its Equity Interests, in each case as in effect on the Closing Date. The Parent Borrower will cause the Group Companies to promptly provide the Lenders with copies of all amendments to the foregoing documents and instruments entered into after the Closing Date.

          SECTION 7.11 RESTRICTIONS WITH RESPECT TO INTERCORPORATE TRANSFERS. None of the Group Companies will create or otherwise cause or permit to exist any encumbrance or restriction which prohibits or otherwise restricts (i) the ability of any such Subsidiary to (A) make Restricted Payments or pay any Debt owed to the Parent Borrower or any Subsidiary of the Parent Borrower, (B) pay Debt or other obligations owed to any Credit Party, (C) make loans or advances to the Parent Borrower or any Subsidiary of the Parent Borrower, (D) transfer any of its properties or assets to the Parent Borrower or any Subsidiary of the Parent Borrower or (E) act as a Subsidiary Guarantor and pledge its assets pursuant to the Finance Documents or any renewals, refinancings, exchanges, refundings or extensions thereof or (ii) the ability of the Parent Borrower or any Subsidiary of the Parent Borrower to create, incur, assume or permit to exist any Lien upon its property or assets whether now owned or hereafter acquired to secure the Senior Obligations, except in each case for prohibitions or restrictions existing under or by reason of:

               (i) this Agreement, the other Senior Finance Documents and the other Transaction Documents;

               (ii)   applicable Law;

               (iii) restrictions in effect on the date of this Agreement contained in the agreements governing Existing Debt, the Senior Note Indenture, the Senior Notes, the Subordinated Note Indenture and the Subordinated Notes all as in effect on the date of this Agreement, and, if such Debt is renewed, extended or refinanced, restrictions in the agreements governing the renewed, extended or refinancing Debt (and successive renewals, extensions and refinancings thereof) if such restrictions are no more restrictive than those contained in the agreements governing the Debt being renewed, extended or refinanced;

               (iv) customary non-assignment provisions with respect to (A) leases or licensing agreements entered into by the Parent Borrower or any of its Subsidiaries, in each case entered into in the ordinary course of business and consistent with past practices or (B) the continuation or extension of any such leases or licensing agreements that may be in existence as of the Closing Date or were in existence at any time during the five year period prior to the Closing Date;

               (v) any restriction or encumbrance with respect to any asset of the Parent Borrower or any of its Subsidiaries or a Subsidiary of the Parent Borrower imposed pursuant to an agreement which has been entered into for the sale or disposition of such assets or all or substantially all of the capital stock or assets of such Subsidiary, so long as such sale or disposition is permitted under this Agreement; and

               (vi) Liens permitted under SECTION 7.02 and any documents or instruments governing the terms of any Debt or other obligations secured by any such Liens; PROVIDED that such prohibitions or restrictions apply only to the assets subject to such Liens.

          SECTION 7.12 OWNERSHIP OF SUBSIDIARIES; LIMITATIONS ON THE PARENT BORROWER; SPVs, PropCos.

          (a) Except in connection with the transactions permitted by SECTION 7.06(a)(xi) or 7.06(c), the Parent Borrower will not (i) permit any Person (other than the Parent Borrower or any Wholly-Owned Subsidiary of the Parent Borrower or as permitted by CLAUSE (ii)(B) below) to own any Equity Interest of any Subsidiary of the Parent Borrower, (ii) permit any Subsidiary of the Parent Borrower to issue Equity Interests to any Person, except (A) the Parent Borrower or any Wholly-Owned Subsidiary of the Parent Borrower or (B) to qualify directors where required by applicable Law or to satisfy other requirements of applicable Law with respect to the ownership of Equity Interests of Foreign Subsidiaries, or (iii) except as set forth on SCHEDULE 7.12, permit the Parent Borrower or any Subsidiary of the Parent Borrower to issue any shares of Preferred Stock.

          (b) Except (i) as set forth on SCHEDULE 7.12, (ii) acting as a guarantor under the Senior Notes, the Subordinated Notes and the Guaranty and
(iii) acting as a guarantor and pledging its assets to the relevant Collateral Agent under the Collateral Documents, no SPV shall hold, acquire or sell any assets, make any Investments, have any liabilities or engage in any business.

          (c) Except for acting as a guarantor under the Senior Notes, the Subordinated Notes and the Guaranty and pledging its assets to the relevant Collateral Agent under the Collateral Documents, no PropCo shall (i) hold, acquire or sell any assets other than Real Property that is titled to such PropCo, (ii) make any Investments or (iii) have any liabilities other than Debt permitted by SECTIONS 7.01(i) and (iv) and refinancings thereof permitted by
SECTION 7.01(vi).

          (d) Jean Coutu, L.L.C., a Delaware limited liability company, (i) shall not own any assets (other the de minimus amount of cash), have any liabilities or make any Investments and (ii) shall be dissolved no later than January 31, 2005.

          SECTION 7.13 SALE AND LEASEBACK TRANSACTIONS. None of the Group Companies will directly or indirectly become or remain liable as lessee or as guarantor or other surety with respect to any lease (whether an Operating Lease or a Capital Lease) of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (i) which such Group Company has sold or transferred or is to sell or transfer to any other Person which is not a Group Company or (ii) which such Group Company intends to use for substantially the same purpose as any other property which has been sold or is to be sold or transferred by such Group Company to another Person which is not a Group Company in connection with such lease; PROVIDED, HOWEVER, that the Group Companies may enter into such transactions with respect to personal property or real property, in an aggregate amount of up to

US$50,000,000 in sales proceeds during the term of this Agreement, if (i) after giving effect on a Pro-Forma Basis to any such transaction the Parent Borrower shall be in compliance with all other provisions of this Agreement, including
SECTION 7.01 and SECTION 7.02, (ii) the gross cash proceeds of any such transaction are at least equal to the fair market value of such property (as determined by the Board of Directors, whose determination shall be prima facie evidence thereof if made in good faith) and (iii) 75% of the Net Cash Proceeds are forwarded to the Administrative Agents and applied in accordance with SECTIONS 2.10(b) and (c) as required therein; PROVIDED that the Net Cash Proceeds resulting from a sale and leaseback transaction that is consummated within four months following the acquisition of the property that is the subject of such transaction may be used to fund the purchase price of the such property so acquired (in which case no repayments of the Loans would be required).

          SECTION 7.14 CAPITAL EXPENDITURES.

          (a) If on any date on which any Group Company proposes to make any Consolidated Capital Expenditure the Leverage Ratio as of the last day of the fiscal quarter of the Parent Borrower ending on or most recently preceding such date is equal to or greater than 3.25 to 1.00, none of the Group Companies will make any such Consolidated Capital Expenditures, except that during any of the fiscal years set forth below, the Parent Borrower and its Subsidiaries may make Consolidated Capital Expenditures so long as the aggregate amount of such Consolidated Capital Expenditures does not exceed the amount indicated opposite such period; PROVIDED that the reference below to the 2005 fiscal year shall be to the year from the Closing Date to the last day of such fiscal year:

                     PERIOD                              AMOUNT
                     ------                              ------
                      2005                         US$290,600,000
                      2006                         US$230,800,000
                      2007                         US$230,900,000
                      2008                         US$235,100,000
                      2009                         US$235,900,000
                      2010                         US$235,900,000
                      2011                         US$235,900,000

          (b) Notwithstanding the foregoing, the Parent Borrower and its Subsidiaries may make Consolidated Capital Expenditures (which Consolidated Capital Expenditures will not be included in any determination under SUBSECTION
(a) above) financed with the Net Cash Proceeds of Equity Issuances and/or Asset Dispositions, to the extent such Net Cash Proceeds are not required to be applied to repay Loans pursuant to SECTION 2.10(b) or (c).

          SECTION 7.15 ADDITIONAL NEGATIVE PLEDGES. None of the Group Companies will enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for an obligation if security is given for some other obligation, except (i) pursuant to this Agreement, the other Senior Finance Documents, the Senior Note Indenture and the Subordinated Note Indenture, and (ii) pursuant to any document or instrument governing Capital Lease Obligations or Purchase Money Debt incurred pursuant to SECTION 7.01 if any such restriction contained therein relates only to the asset or assets acquired in connection therewith.

          SECTION 7.16 NO OTHER "DESIGNATED SENIOR INDEBTEDNESS". The Parent Borrower shall not designate, or permit the designation of, any Debt (other than under this Agreement and the other Finance Documents) as "Designated Senior Indebtedness" or any other similar term for the purpose of the definition of the same or the subordination provisions contained in the Subordinated Note Indenture or any indenture governing any Subordinated Debt permitted under
SECTION 7.01.

          SECTION 7.17 IMPAIRMENT OF SECURITY INTERESTS. None of the Group Companies will (i) take or omit to take any action which action or omission might or would materially impair the security interests in favor of the Collateral Agents with respect to the Collateral or (ii) grant to any Person (other than the Collateral Agents pursuant to the Collateral Documents) any interest whatsoever in the Collateral, except for Permitted Liens.

          SECTION 7.18 SALES OF RECEIVABLES. None of the Group Companies will sell with recourse, discount (other than in the ordinary course of business) or otherwise sell or dispose of its accounts or notes receivables, except pursuant to a Permitted Securitization Transaction permitted by SECTION 7.05(xiii).

          SECTION 7.19 FINANCIAL COVENANTS.

          (a) LEVERAGE RATIO. As of the close of business on any day on and after the Closing Date, the Leverage Ratio at such date will not be greater than the ratio set forth below opposite the period during which such date occurs:

                    PERIOD                                        RATIO
                    ------                                        -----
     Closing Date through August 31, 2005                      5.25 to 1.0
     September 1, 2005 through November 30, 2005               5.00 to 1.0
     December 1, 2005 through February 28, 2006                4.75 to 1.0
     March 1, 2006 through February 28, 2007                   4.50 to 1.0
     March 1, 2007 through February 29, 2008                   3.75 to 1.0
     March 1, 2008 through February 28, 2009                   3.00 to 1.0
     March 1, 2009 and thereafter                              2.50 to 1.0

          (b) FIXED CHARGE COVERAGE RATIO. The Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Parent Borrower (or, in the case of the fiscal quarter ended on February 28, 2005, six consecutive months, or, in the case of the fiscal quarter ended on May 31, 2005, nine consecutive months), in each case taken as a single accounting period, ending on a date set forth below will not be less than the ratio set forth opposite such date:

              FISCAL QUARTER ENDED                                RATIO
              --------------------                                -----
              February 28, 2005                                1.00 to 1.0
              May 31, 2005                                     1.00 to 1.0
              August 31, 2005                                  1.00 to 1.0
              November 30, 2005                                1.00 to 1.0
              February 28, 2006                                1.00 to 1.0
              May 31, 2006                                     1.10 to 1.0
              August 31, 2006                                  1.10 to 1.0
              November 30, 2006                                1.10 to 1.0
              February 28, 2007                                1.10 to 1.0
              May 31, 2007                                     1.20 to 1.0
              August 31, 2007                                  1.20 to 1.0
              November 30, 2007                                1.20 to 1.0
              February 29, 2008                                1.20 to 1.0
              May 31, 2008                                     1.30 to 1.0
              August 31, 2008                                  1.30 to 1.0
              November 30, 2008                                1.30 to 1.0
              February 28, 2009                                1.30 to 1.0

              May 31, 2009                                     1.30 to 1.0
              August 31, 2009                                  1.30 to 1.0
              November 30, 2009                                1.30 to 1.0
              February 28, 2010                                1.30 to 1.0
              May 31, 2010                                     1.40 to 1.0
              August 31, 2010                                  1.40 to 1.0
              November 30, 2010                                1.40 to 1.0
              February 28, 2011                                1.40 to 1.0
              May 31, 2011                                     1.40 to 1.0

          SECTION 7.20 INDEPENDENCE OF COVENANTS. All covenants contained herein shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that such action or condition would be permitted by an exception to, or otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

                                  ARTICLE VIII
                                    DEFAULTS

          SECTION 8.01 EVENTS OF DEFAULT. An Event of Default shall exist upon the occurrence of any of the following specified events or conditions (each an "EVENT OF DEFAULT"):

          (a) PAYMENT. Any Credit Party shall:

                 (i) default in the payment when due (whether by scheduled maturity, acceleration or otherwise) of any principal of any of the Loans or of any LC Disbursement or BA Reimbursement Obligation; or

                 (ii) default, and such default shall continue for three or more Business Days, in the payment when due of any interest on the Loans, or of any fees or other amounts owing hereunder, under any of the other Senior Finance Documents or in connection herewith or therewith.

          (b) REPRESENTATIONS. Any representation, warranty or statement made or deemed to be made by any Credit Party herein, in any of the other Senior Finance Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect (or in all respects in the case of such representations or warranties containing materiality qualifiers) on the date as of which it was made or deemed to have been made.

          (c) COVENANTS. Any Credit Party shall:

                 (i) default in the due performance or observance of any term, covenant or agreement contained in SECTIONS 6.01, 6.02, 6.08, 6.10(f), 6.11 or ARTICLE VII;

                 (ii) default in the due performance or observance by it of any term, covenant or agreement contained in ARTICLE VI (other than those referred to in SUBSECTIONS (a), (b) or (c)(i) of this SECTION 8.01) and such default shall continue unremedied for a period of five Business Days after the earlier of a Responsible Officer of a Credit Party becoming aware of such default or notice thereof given by either of the Administrative Agents; or

                 (iii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in SUBSECTIONS (a), (b) or (c)(i) or (ii) of this SECTION 8.01) contained in this Agreement and such default shall continue unremedied for a period of 30 days after the earlier of a Responsible Officer of a Credit Party becoming aware of such default or notice thereof given by either of the Administrative Agents.

          (d) OTHER SENIOR FINANCE DOCUMENTS. (i) Any Credit Party shall default in the due performance or observance of any term, covenant or agreement in any of the other Senior Finance Documents (other than Below-Threshold Mortgages) and such default shall continue unremedied for a period of 30 days after the earlier of an executive officer of a Credit Party becoming aware of such default or notice thereof given by either of the Administrative Agents, (ii) except pursuant to the terms thereof, any Senior Finance Document (other than Below-Threshold Mortgages) shall fail to be in full force and effect or any Credit Party shall so assert or (iii) except pursuant to the terms thereof, any Senior Finance Document (other than Below-Threshold Mortgages) shall fail to give either Administrative Agent, either Collateral Agent and/or the Lenders the security interests, liens, rights, powers and privileges purported to be created thereby.

          (e) CROSS-DEFAULT.

                 (i) Any Group Company (A) fails to make payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), regardless of amount, in respect of any Debt or Guaranty Obligation (other than in respect of (x) Debt outstanding under the Senior Finance Documents and (y) Derivatives Agreements) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than US$25,000,000, (B) fails to perform or observe any other condition or covenant, or any other event shall occur or condition shall exist, under any agreement or instrument relating to any such Debt or Guaranty Obligation, if the effect of such failure, event or condition is to cause, or to permit the holder or holders or beneficiary or beneficiaries of such Debt or Guaranty Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, such Debt to be declared to be due and payable prior to its stated maturity, or such Guaranty Obligation to become payable, or cash collateral in respect thereof to be demanded or (C) shall be required by the terms of such Debt or Guaranty Obligation to offer to prepay or repurchase such Debt or the primary Debt underlying such Guaranty Obligation (or any portion thereof) prior to the stated maturity thereof; or

                 (ii) there occurs under any Derivatives Agreement or Derivatives Obligation an Early Termination Date (as defined in such Derivatives Agreement) resulting from (A) any event of default under such Derivatives Agreement as to which any Group Company is the Defaulting Party (as defined in such Derivatives Agreement) or (B) any Termination Event (as so defined) as to which any Group Company is an Affected Party (as so defined), and, in either event, the Derivatives Termination Value owed by a Group Company as a result thereof is greater than US$25,000,000.

          (f) INSOLVENCY EVENTS. (i) Any Borrower, any other Material Credit Party or any other Group Companies (which Group Companies, if taken together, would either (a) have assets representing 5% or more of the Consolidated Total Assets or (b) generate 5% or more of the Consolidated EBITDA of the Parent Borrower and its Consolidated Subsidiaries) shall in each case commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing or (ii) an involuntary case or other proceeding shall be commenced against any Borrower, any other Material Credit Party or any other Group Company referred to in clause
(i) above seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days, or any order for relief shall be entered against any such Borrower, such other Material Credit Party or such other Group Company under the federal bankruptcy laws as now or hereafter in effect.

          (g) JUDGMENTS. (i) One or more judgments, orders, decrees or arbitration awards is entered against any Group Company involving in the aggregate a liability (to the extent not covered by independent third-party insurance or an indemnity from a credit-worthy party as to which the insurer or indemnitor, as applicable, does not dispute coverage), as to any single or related series of transactions, incidents or conditions, of US$25,000,000 or more, and the same shall not have been discharged, vacated or stayed pending appeal within 30 days after the entry thereof, or any Group Company shall enter into any agreement to settle or compromise any pending or threatened litigation, as to any single or related series of claims, involving payment by any Group Company of US$25,000,000 or more, or (ii) any non-monetary judgment, order or decree is entered against any Group Company which has or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

          (h) EMPLOYEE BENEFIT PLANS. (i) An ERISA Event occurs which has resulted or could reasonably be expected to result in liability of any Group Company or any ERISA Affiliate in an aggregate amount in excess of US$25,000,000, (ii) there shall exist an amount of Unfunded Liabilities, individually or in the aggregate, for all Plans and Canadian Pension Plans (excluding for purposes of such computation any Plans and Canadian Pension Plans with respect to which assets exceed benefit liabilities), in an aggregate amount in excess of US$25,000,000, (iii) any Canadian Pension Plan is not in substantial compliance with all applicable pension benefits and tax laws or has Unfunded Liabilities (either on a "going concern" or on a "winding up" basis determined in accordance with all applicable laws and using assumptions and methods that are appropriate in the circumstances and in accordance with generally accepted actuarial principles and practices in each relevant jurisdiction), (iv) any contribution required to be made in accordance with any applicable law or the terms of any Canadian Pension Plan has not been made; (v) any event has occurred or condition exists with respect to any Canadian Pension Plan that has resulted or could result in such Canadian Pension Plan being ordered or required to be wound up in whole or in part pursuant to any applicable laws or having any applicable registration revoked or refused for the purposes of any applicable pension benefits or tax laws or being placed under the administration of the relevant pension benefits regulatory authority or being required to pay any taxes or penalties under applicable pension benefits and tax laws; (vi) an order has been made or notice has been given pursuant to any applicable pension benefits and tax laws in respect of any Canadian Pension Plan requiring any person to take or refrain from taking any action in respect thereof or that there has been a contravention of any such applicable laws;
(vii) an event has occurred or a condition exists that has resulted or could result in any Group Company being required to pay, repay or refund any amount other than contributions required to be made or expenses required to be paid in the ordinary course) to or on account of any Canadian Pension Plan or a current or former member thereof; or (viii) an event has occurred or a condition exists that has resulted or could result in a payment being made out of a guarantee fund established under the applicable pension benefits laws in respect of a Canadian Pension Plan; and which, with respect to all the events and obligations described in the preceding CLAUSES (iii) through (viii)

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of this SECTION 8.01(h), in the opinion of the Required Lenders could reasonably be expected to have a Material Adverse Effect.

          (i) GUARANTIES. Any Guaranty given by any Credit Parties or any provision thereof shall, except pursuant to the terms thereof, cease to be in full force and effect, or any Guarantor thereunder or any Person acting by or on behalf of such guarantor shall deny or disaffirm such Guarantor's obligations under such Guaranty.

          (j) IMPAIRMENT OF COLLATERAL. Any security interest purported to be created by any Collateral Document shall cease to be, or shall be asserted by any Group Company not to be, a valid, perfected, first-priority (except as otherwise expressly provided in such Collateral Document) security interest in the securities, assets or properties covered thereby, other than in respect of an immaterial portion of the assets and properties.

          (k) OWNERSHIP. A Change of Control shall occur.

          (l) SUBORDINATED DEBT. (i) Any Governmental Authority with applicable jurisdiction determines that the Lenders are not holders of "Designated Senior Indebtedness" (as defined in the Subordinated Note Indenture) or (ii) the subordination provisions creating the Subordinated Debt shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable as to any holder of the Subordinated Debt.

          (m) ASSET DISPOSITION EVENT/CASUALTY/CONDEMNATION EVENT. The Parent Borrower shall fail to make an Asset Disposition Event Offer or Casualty/Condemnation Event Offer as required pursuant to SECTION 2.10(c), or if such offer is accepted the Parent Borrower shall have failed to fulfill its obligations pursuant thereto.

          SECTION 8.02 ACCELERATION: REMEDIES. Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived in writing by the Required Lenders (or the Lenders as may be required pursuant to SECTION 10.03), either of the Administrative Agents (or the Collateral Agents, as applicable) shall, upon the request and direction of the Required Lenders, by written notice to the relevant Borrowers, take any of the following actions without prejudice to the rights of the Agents or any Lender to enforce its claims against the Credit Parties except as otherwise specifically provided for herein:

          (a) TERMINATION OF COMMITMENTS. Declare the Commitments terminated whereupon the Commitments shall be immediately terminated.

          (b) ACCELERATION OF LOANS. Declare the unpaid principal of and any accrued interest in respect of all Loans, all BA Reimbursement Obligations, any reimbursement obligations arising from drawings under Letters of Credit and any and all other indebtedness or obligations of any and every kind owing by a Credit Party to any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Credit Parties.

          (c) CASH COLLATERAL. Direct the Borrowers to pay (and each Borrower agrees that upon receipt of such notice, or upon the occurrence and during the continuance of an Event of Default under SECTION 8.01(f), it will immediately pay) to the relevant Collateral Agent additional cash, to be held by such Collateral Agent, for the benefit of the Lenders, in a cash collateral account as additional security for the LC Obligations in respect of subsequent drawings under all then outstanding Letters of Credit and/or BA Reimbursement Obligations in an amount equal to 105% of the maximum aggregate amount which

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may be drawn under all Letters of Credits then outstanding and/or 105% of the undiscounted face amount of all Bankers' Acceptances then outstanding, as applicable.

          (d) ENFORCEMENT OF RIGHTS. Enforce any and all rights and interests created and existing under the Senior Finance Documents, including, without limitation, all rights and remedies existing under the Collateral Documents, all rights and remedies against a Guarantor and all rights of set-off.

          Notwithstanding the foregoing, if an Event of Default specified in
SECTION 8.01(f) shall occur with respect to any Borrower, then the Commitments shall automatically terminate and all Loans, all reimbursement obligations under Letters of Credit, all BA Reimbursement Obligations, all accrued interest in respect thereof and all accrued and unpaid fees and other indebtedness or obligations owing to the Lenders hereunder and under the other Senior Finance Documents shall immediately become due and payable without the giving of any notice or other action by any Administrative Agent or the Lenders, which notice or other action is expressly waived by the Credit Parties.

          Notwithstanding the fact that enforcement powers reside primarily with either of the Administrative Agents, each Lender has, to the extent permitted by Law, a separate right of payment and shall be considered a separate "creditor" holding a separate "claim" within the meaning of Section 101(5) of the Bankruptcy Code or any other insolvency statute.

          In case any one or more of the covenants and/or agreements set forth in this Agreement or any other Senior Finance Document shall have been breached by any Credit Party, then either of the Administrative Agents or either Collateral Agent may proceed to protect and enforce the Lenders' rights either by suit in equity and/or by action at Law, including an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement or such other Senior Finance Document. Without limitation of the foregoing, each Borrower agrees that failure to comply with any of the covenants contained herein will cause irreparable harm and that specific performance shall be available in the event of any breach thereof. The Administrative Agents acting pursuant to this PARAGRAPH (d) shall each be indemnified by each Borrower against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses) in accordance with SECTION 10.05.

          SECTION 8.03 ALLOCATION OF PAYMENTS AFTER EVENT OF DEFAULT.

          (a) PRIORITY OF DISTRIBUTIONS. Each Borrower hereby irrevocably waives the right to direct the application of any and all payments in respect of its Finance Obligations and any proceeds of Collateral after the occurrence and during the continuance of an Event of Default and agrees that, notwithstanding the provisions of SECTIONS 2.10(b) and 2.15, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by any Administrative Agent, any Collateral Agent or any Finance Party on account of amounts then due and outstanding under any of the Senior Finance Documents or any Derivative Agreement or in respect of the Collateral shall be paid over or delivered in respect of its Finance Obligations as follows:

                 FIRST, the payment of interest on and then principal of any portion of the Revolving Loans that either Administrative Agent may have advanced on behalf of any Lender for which such Administrative Agent has not then been reimbursed by such Lender or such Borrower;

                 SECOND, the payment of interest on and then principal of any Swingline Loan;

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                 THIRD, to the payment of all reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees) of each of the Global Transaction Coordinator, each Administrative Agent and each Collateral Agent, in their capacities as such, in connection with enforcing the rights of the Finance Parties under the Finance Documents, including all expenses of sale or other realization of or in respect of the Collateral, including reasonable compensation to the agents and counsel for each Collateral
     Agent, and all expenses, liabilities and advances incurred or made by each Collateral Agent in connection therewith, and any other obligations owing to each Collateral Agent in respect of sums advanced by each Collateral Agent to preserve the Collateral or to preserve its security interest in the Collateral;

                 FOURTH, to the payment of all reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees) of (i) each of the Lenders (including any Issuing Lender in its capacity as such) in connection with enforcing its rights under the Senior Finance Documents or otherwise with respect to the Senior Obligations owing to such Lender and
     (ii) each Derivatives Creditor in connection with enforcing any of its rights under the Derivatives Agreements or otherwise with respect to the Derivatives Obligations owing to such Derivatives Creditor;

                 FIFTH, to the payment of all of the Senior Obligations consisting of accrued fees and interest;

                 SIXTH, except as set forth in CLAUSES "FIRST" through "FIFTH" above, to the payment of the outstanding Senior Obligations and Derivatives Obligations owing to any Finance Party, Pro-Rata, as set forth below, with
     (i) an amount equal to the Senior Obligations being paid to the Collateral Agents (in the case of Senior Obligations owing to the Collateral Agents) or to the Administrative Agents (in the case of all other Senior Obligations) for the account of the Lenders or any Agent, with the Collateral Agents, each Lender and the Agents receiving an amount equal to its outstanding Senior Obligations, or, if the proceeds are insufficient to pay in full all Senior Obligations, its Pro-Rata Share of the amount remaining to be distributed, and (ii) an amount equal to the Derivatives Obligations being paid to the trustee, paying agent or other similar representative (each a "REPRESENTATIVE") for the Derivatives Creditors, with each Derivatives Creditor receiving an amount equal to the outstanding Derivatives Obligations owed to it by the Credit Parties or, if the proceeds are insufficient to pay in full all such Derivatives Obligations, its Pro-Rata Share of the amount remaining to be distributed; and

                 SEVENTH, to the payment of the surplus, if any, to whomever may be lawfully entitled to receive such surplus.

          In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the Finance Parties shall receive an amount equal to its Pro-Rata Share of amounts available to be applied pursuant to CLAUSES "FOURTH", "FIFTH", and "SIXTH" above; and (iii) to the extent that any amounts available for distribution pursuant to CLAUSE "SIXTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit or to outstanding Bankers' Acceptances which are not yet required to be reimbursed hereunder, such amounts shall be held by the relevant Collateral Agent in a cash collateral account and applied (x) first, to reimburse any Issuing Lender from time to time for any drawings under such Letters of Credit or to reimburse any applicable Canadian Revolving Lender upon the maturity of such Bankers' Acceptances and (y) then, following the expiration of all Letters of Credit, to all other obligations of the types described in CLAUSE "SIXTH" above in the manner provided in this SECTION 8.03.

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          (b) PRO-RATA TREATMENT. For purposes of this Section, "PRO-RATA SHARE"
means, when calculating a Finance Party's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid U.S. Dollar Amount of such Finance Party's Senior Obligations or Derivatives Obligations, as the case may be, and the denominator of which is the then outstanding U.S. Dollar Amount of all Senior Obligations or Derivatives Obligations, as the case may be. When payments to the Finance
Parties are based upon their respective Pro-Rata Shares, the amounts received by such Finance Parties hereunder shall be applied (for purposes of making determinations under this SECTION 8.03 only) (i) first, to their Senior Obligations, and (ii) second, to their Derivatives Obligations. If any payment to any Finance Party of its Pro-Rata Share of any distribution would result in overpayment to such Finance Party, such excess amount shall instead be distributed in respect of the unpaid Senior Obligations or Derivatives Obligations, as the case may be, of the other Finance Parties, with each Finance Party whose Senior Obligations or Derivatives Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Senior Obligations or Derivatives Obligations, as the case may be, of such Finance Party and the denominator of which is the unpaid Senior Obligations or Derivatives
Obligations, as the case may be, of all Finance Parties entitled to such distribution.

          (c) DISTRIBUTIONS WITH RESPECT TO LETTERS OF CREDIT. Each of the Finance Parties agrees and acknowledges that if (after all outstanding Loans and Reimbursement Obligations with respect to Letters of Credit have been paid in full) the Lenders are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued (or deemed issued) under the Credit Agreement, such amounts shall be deposited in the LC Cash Collateral Accounts as cash security for the repayment of Senior Obligations owing to the Lenders as such. Upon termination of all outstanding Letters of Credit, all of such cash security shall be applied to the remaining Senior Obligations of the Lenders. If there remains any excess cash security, such excess cash shall be withdrawn by the relevant Collateral Agent from the relevant LC Cash Collateral Account and distributed in accordance with SECTION 8.03(a) hereof.

          (d) DISTRIBUTIONS WITH RESPECT TO BANKERS' ACCEPTANCES. Each of the Finance Parties agrees and acknowledges that if (after all outstanding Loans, BA Reimbursement Obligations and Reimbursement Obligations with respect to Letters of Credit have been paid in full) the Lenders are to receive a distribution on account of unmatured Bankers' Acceptances issued and purchased under the Credit Agreement, such amounts shall be deposited in a collateral account as cash security for the repayment of Senior Obligations owing to the Lenders as such. Upon maturity of all outstanding Bankers' Acceptances, all of such cash security shall be applied first to the BA Reimbursement Obligations in respect of such Bankers' Acceptances and thereafter to the remaining Senior Obligations of the Lenders. If there remains any excess cash security, such excess cash shall be withdrawn by the relevant Collateral Agent from the applicable collateral account and distributed in accordance with SECTION 8.03(a) hereof.

          (e) DISTRIBUTIONS OF FUNDS ON DEPOSIT IN A SINKING FUND ACCOUNT. Notwithstanding the foregoing provisions of this SECTION 8.03, amounts on deposit in a Sinking Fund Account for any Class of Loans shall be applied upon the occurrence of any Event of Default, first, to pay Loans of such Class and, second, after all the Loans of such Class have been paid in full, to the other Senior Obligations in the manner provided in this SECTION 8.03.

          (f) RELIANCE BY COLLATERAL AGENTS. For purposes of applying payments received in accordance with this SECTION 8.03, each Collateral Agent shall be entitled to rely upon (i) the Administrative Agents under the Credit Agreement and (ii) the Representative, if any, for the Derivatives Creditors for a determination (which the Administrative Agents, each Representative for any Derivatives Creditor and the Finance Parties agree (or shall agree) to provide upon request of each Collateral Agent) of the outstanding Senior Obligations and Derivatives Obligations owed to the Agents, the Lenders or the

                                     -162-
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Derivatives Creditors, as the case may be. Unless it has actual knowledge
(including by way of written notice from a Derivatives Creditor or any Representatives thereof) to the contrary, each Collateral Agent, in acting hereunder, shall be entitled to assume that no Derivatives Agreements are in existence.

                                   ARTICLE IX
                                AGENCY PROVISIONS

          SECTION 9.01 APPOINTMENT; AUTHORIZATION.

          (a) APPOINTMENT. Each Lender hereby designates and appoints Deutsche Bank Trust Company Americas as the Term B Administrative Agent, National Bank of Canada as the Canadian Administrative Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc. as Co-Syndication Agents in respect of the Term A Loan and Canadian Revolving Loans, Merrill Lynch, Pierce, Fenner & Smith Incorporated and National Bank of Canada as Co-Syndication Agents in respect of the Term B Loan and U.S. Revolving Loans, Deutsche Bank Trust Company Americas as U.S. Collateral Agent and National Bank of Canada as Canadian Collateral Agent for such Lender to act as specified herein and in the other Senior Finance Documents, and each such Lender hereby authorizes the Agents, as the agents for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Senior Finance Documents and to exercise such powers and perform such duties as are expressly delegated by the terms hereof and of the other Senior Finance Documents, together with such other powers as are reasonably incidental thereto. For purposes of Article 2692 of the Civil Code of Quebec and without limiting the generality of the foregoing, each Lender hereby irrevocably designates and appoints each of the Canadian Administrative Agent and the Canadian Collateral Agent in its capacity as agent and holder of a power of attorney of such Lenders under this Agreement and the other Finance Documents. Notwithstanding any provision to the contrary elsewhere herein and in the other Senior Finance Documents, the Agents shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any of the other Senior Finance Documents, or shall otherwise exist against the Agents. In performing its functions and duties under this Agreement and the other Senior Finance Documents, each Agent shall act solely as an agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for any Credit Party. Without limiting the generality of the foregoing two sentences, the use of the term "agent" herein and in the other Senior Finance Documents with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The provisions of this ARTICLE IX (other than Section 9.10) are solely for the benefit of the Agents and the Lenders, and none of the Credit Parties shall have any rights as a third party beneficiary of the provisions hereof (other than SECTION 9.10).

          (b) RELEASE OF COLLATERAL. The Lenders irrevocably authorize the Collateral Agents, at each Collateral Agent's option and in its discretion, to release any security interest in or Lien on any Collateral granted to or held by such Collateral Agent (i) upon termination of this Agreement and the other Senior Finance Documents, termination of the Commitments and all Letters of Credit, maturity of all Bankers' Acceptances and payment in full of all Senior Obligations, including all fees and indemnified costs and expenses that are payable pursuant to the terms of the Senior Finance Documents, (ii) if such Collateral constitutes property sold or to be sold or disposed of as part of or in connection with any disposition permitted pursuant to the terms of this Agreement or (iii) if approved by the Required Lenders or all of the Lenders, as applicable, pursuant to the terms of SECTION 10.03. Upon the request of either

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Collateral Agent, the Lenders will confirm in writing such Collateral Agent's authority to release particular types or items of Collateral pursuant to this
SECTION 9.01(b).

          (c) RELEASE OF GUARANTORS. The Lenders irrevocably authorize the Administrative Agents, at each of such Administrative Agent's option respectively and in their discretion, to release any Guarantor from its obligations hereunder if (i) such Guarantor is no longer required to be a Guarantor pursuant to the terms of this Agreement or (ii) if approved by the Required Lenders or all of the Lenders, as applicable, pursuant to the terms of
SECTION 10.03. Upon the request of each of the Administrative Agents, the Lenders will confirm in writing the relevant Administrative Agent's authority to release a particular Guarantor pursuant to this SECTION 9.01(c).

          SECTION 9.02 DELEGATION OF DUTIES. An Agent may execute any of its duties hereunder or under the other Senior Finance Documents by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. An Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it in the absence of gross negligence or willful misconduct.

          SECTION 9.03 EXCULPATORY PROVISIONS. No Agent or Affiliate or any of their respective directors, officers, employees or agents shall be (i) liable for any action lawfully taken or omitted to be taken by any of them under or in connection herewith or in connection with any of the other Senior Finance Documents or the transactions contemplated hereby or thereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein (as determined by a court of competent jurisdiction in a final and non-appealable judgment)) or (ii) responsible in any manner to any of the Lenders or participants for any recitals, statements, representations or warranties made by any of the Credit Parties contained herein or in any of the other Senior Finance Documents or in any certificate, report, document, financial statement or other written or oral statement referred to or provided for in, or received by an Agent under or in connection herewith or in connection with the other Senior Finance Documents, or enforceability or sufficiency therefor of any of the other Senior Finance Documents, or the validity, perfection or priority of any of the security interests created by any of the Security Documents, or for any failure of any Credit Party to perform its obligations hereunder or thereunder or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or Bankers' Acceptances or the use of the Letters of Credit or of the existence or possible existence of any Default or Event of Default or to inspect the properties, books or records of the Credit Parties.

          SECTION 9.04 RELIANCE ON COMMUNICATIONS. The Agents shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex, teletype or e-mail message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any of the Credit Parties, independent accountants and other experts selected by the Agents). The Agents may deem and treat each Lender as the owner of its interests hereunder for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agents in accordance with SECTION 10.06(b). The Agents shall be fully justified in failing or refusing to take any action under this Agreement or under any of the other Senior Finance Documents unless it shall first receive such advice or concurrence of the Required Lenders (or to the extent specifically provided in SECTION 10.03, all or the required percentage, as applicable, of the relevant Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agents shall in all cases be fully protected in acting, or in refraining from acting,

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hereunder or under any of the other Senior Finance Documents in accordance with a request of the Required Lenders (or to the extent specifically provided in SECTION 10.03, all or the required percentage, as applicable, of the relevant Lenders) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders (including their successors and assigns). Where this Agreement expressly permits or prohibits an action unless the Required Lenders (or to the extent specifically provided in SECTION 10.03, all or the required percentage, as applicable, of the relevant Lenders) otherwise determine, any Agent shall, and in all other instances an Agent may, but shall not be required to, initiate any solicitation for the consent or vote of the Lenders.

          SECTION 9.05 NOTICE OF DEFAULT. An Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Agent has received notice from a Lender or a Borrower referring to the Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". If an Agent receives such a notice, such Agent shall give prompt notice thereof to each other Agent and the Lenders. The relevant Administrative Agent, and the relevant Collateral Agent shall take such actions with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; PROVIDED, HOWEVER, that unless and until the relevant Administrative Agent, as applicable, has received any such direction, such Administrative Agent, as applicable, may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default or it shall deem advisable or in the best interest of the Lenders.

          SECTION 9.06 CREDIT DECISION; DISCLOSURE OF INFORMATION BY TERM B ADMINISTRATIVE AGENT OR CANADIAN ADMINISTRATIVE AGENT. Each Lender expressly acknowledges that no Agent has made any representations or warranties to it and that no act by any Agent hereinafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Credit Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent to any Lender as to any matter, including whether any Agent has disclosed material information in its possession. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other condition, prospects and creditworthiness of the Credit Parties, and all requirements of Law pertaining to the Transaction, and made its own decision to make its Credit Extensions hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Senior Finance Documents, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrowers and the other Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Term B Administrative Agent or the Canadian Administrative Agent, as applicable hereunder, the Agents shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial or other conditions, prospects or creditworthiness of any Credit Party or their respective Affiliates which may come into the possession of any Agent.

          SECTION 9.07 NO RELIANCE ON LEAD ARRANGER'S OR AGENT'S CUSTOMER IDENTIFICATION PROGRAM. Each Lender acknowledges and agrees that neither such Lender nor any of its Affiliates, participants or assignees may rely on the Lead Arrangers or any Agent to carry out such Lender's, Affiliate's, participant's or assignee's customer identification program, or other obligations required or imposed under or pursuant to the U.S. Patriot Act or the regulations thereunder, including the regulations contained in 31 C.F.R. 103.121 (as hereafter amended or replaced, the "CIP REGULATIONS"), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in

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connection with any of the Credit Parties, their Affiliates or agents, the
Senior Finance Documents or the transactions hereunder or contemplated hereby:
(i) any identification procedures; (ii) and recordkeeping; (iii) comparisons with government lists, (iv) customer notices; or (v) other procedures required under the CIP regulations or such other Laws.

          SECTION 9.08 INDEMNIFICATION. Whether or not the transactions contemplated hereby are consummated, the Lenders agree to indemnify each Administrative Agent and each Collateral Agent (to the extent not reimbursed by the Parent Borrower or any other Credit Party and without limiting the obligation of the Parent Borrower or any other Credit Party to do so), ratably according to their respective Commitments (or if the Commitments have expired or been terminated, in accordance with the respective principal amounts of outstanding Loans, Bankers' Acceptances and Participation Interests of the Lenders), from and against any and all Indemnified Liabilities which may at any time (including, without limitation, at any time following payment in full of the Senior Obligations) be imposed on, incurred by or asserted against any such Administrative Agent or Collateral Agent in its capacity as such in any way relating to or arising out of this Agreement or the other Senior Finance Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by an Administrative Agent or a Collateral Agent under or in connection with any of the foregoing; PROVIDED that no Lender shall be liable for the payment to any Administrative Agent or Collateral Agent of any portion of such Indemnified Liabilities resulting from such Person's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable judgment); PROVIDED, HOWEVER, that no action taken in accordance with the directions of the Required Lenders (or to the extent specifically provided in SECTION 10.03, all or the required percentage, as applicable, of the relevant Lenders) shall be deemed to constitute gross negligence or willful misconduct for purposes of this SECTION 9.08. If any indemnity furnished to an Administrative Agent or a Collateral Agent for any purpose shall, in the opinion of such Administrative Agent or Collateral Agent, be insufficient or become impaired, such Administrative Agent or Collateral Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. Without limitation of the foregoing, each Lender shall reimburse each Administrative Agent upon demand for their ratable share of any costs or out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by such Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Senior Finance Document, or any document contemplated by or referred to herein, to the extent that either Administrative Agent is not reimbursed for such expenses by or on behalf of the Parent Borrower or any other Credit Party. The agreements in this SECTION 9.08 shall survive the payment of the Senior Obligations and all other obligations and amounts payable hereunder and under the other Senior Finance Documents.

          SECTION 9.09 AGENTS IN THEIR INDIVIDUAL CAPACITY. Each Agent and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire Equity Interests in, and generally engage in any kind of banking, trust, financial advisory, underwriting and other business with the Parent Borrower or any other Credit Party or Affiliate thereof as though such Agent were not an Agent hereunder or under another Senior Finance Document. The Lenders acknowledge that, pursuant to any such activities, an Agent or its Affiliates may receive information regarding any Credit Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Credit Party or such Affiliate) and acknowledge that no Agent shall be under any obligation to provide such information to them. With respect to the Loans made by, Letters of Credit issued by, Bankers' Acceptances accepted by and all obligations owing to it, an Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it was not an Agent, and the terms "Lender" and "Lenders" shall include each Agent in its individual capacity.

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          SECTION 9.10 SUCCESSOR AGENTS. Any Agent may, at any time, resign upon
30 days' written notice to the Lenders and the Parent Borrower. If an Agent resigns under a Senior Finance Document, the Required Lenders shall appoint from among the Lenders a successor Agent, which successor Agent shall be consented to by the Parent Borrower at all times other than during the existence of an Event of Default (which consent of the Parent Borrower shall not be unreasonably withheld or delayed). If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment prior to the effective date of the resignation of the resigning Agent, then the resigning Agent shall have the right, after consulting with the Lenders and the Parent Borrower, to appoint a successor Agent; PROVIDED such successor is a Lender hereunder or an Eligible Assignee. If no successor Agent is appointed prior to the effective date of the resignation of the resigning Agent, the Administrative Agents may appoint, after consulting with the Lenders and the Parent Borrower, a successor Agent from among the Lenders. Upon the acceptance of any appointment as an Agent hereunder by a successor, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations as an Agent, as appropriate, under this Agreement and the other Senior Finance Documents and the provisions of this SECTION 9.10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement. If no successor Term B Administrative Agent has accepted appointment as Term B Administrative Agent within 60 days after the retiring Term B Administrative Agent's giving notice of resignation, the retiring Term B Administrative Agent's resignation shall nevertheless become effective and the Canadian Administrative Agent shall perform all duties of the Term B Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor Term B Administrative Agent as provided for above.
If no successor Canadian Administrative Agent has accepted appointment as Canadian Administrative Agent within 60 days after the retiring Canadian Administrative Agent's giving notice of resignation, the retiring Canadian Administrative Agent's resignation shall nevertheless become effective and the Term B Administrative Agent shall perform all duties of the Canadian Administrative Agent, hereunder until such time, if any, as the Required Lenders appoint a successor Canadian Administrative Agent as provided for above. Likewise, if no successor Collateral Agent has accepted appointment as a Collateral Agent within 60 days after the retiring Collateral Agent's giving notice of resignation, the retiring Collateral Agent's resignation shall nevertheless become effective and the Lenders shall perform all duties of the relevant Collateral Agent under the Collateral Documents until such time, if any, as the Required Lenders appoint a successor Collateral Agent (either U.S. Collateral Agent or Canadian Collateral Agent, as the case may be) as provided for above.

          SECTION 9.11 CERTAIN OTHER AGENTS. None of the Lenders identified on the facing page or signature pages of this Agreement as a "co-syndication agent", "documentation agent", "co-agent", "joint bookrunner", "lead manager" or "joint lead arranger" shall have any right, power, obligation, liability, responsibility or duty under the Agreement in their capacity as such. Without limiting the foregoing, none of the Lenders or any such Person so identified shall have or be deemed to have any fiduciary relationship to any Lender or Credit Party. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

          SECTION 9.12 AGENTS' FEES; LEAD ARRANGERS' FEES. The Parent Borrower shall pay to the Term B Administrative Agent for its own account, to the Canadian Administrative Agent for its own account, to the Collateral Agents for their own account and to the Lead Arrangers, in their capacities as Lead Arrangers, for their own account, fees in the amounts and at the times previously agreed upon between the Parent Borrower and the Term B Administrative Agent, the Canadian Administrative Agent, the Collateral Agents and the Lead Arrangers, respectively, in each case with respect to this Agreement, the other Senior Finance Documents and the transactions contemplated hereby and thereby.

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                                    ARTICLE X
                                  MISCELLANEOUS

          SECTION 10.01 NOTICES AND OTHER COMMUNICATIONS.

          (a) GENERAL. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission) and mailed, faxed or delivered, to the address, facsimile number or (subject to SUBSECTION (c) below) electronic mail address specified for notices: (i) in the case of the Parent Borrower, the U.S. Borrower, the Term B Administrative Agent, the Canadian Administrative Agent or the Swingline Lenders, as set forth on the signature pages hereof; (ii) in the case of any Issuing Lender, as set forth on the signature pages hereof or in any applicable agreement pursuant to which such Issuing Lender was designated as an Issuing Lender hereunder; (iii) in the case of any Lender, as set forth in
SCHEDULE 1.01E hereto or in any applicable Assignment and Acceptance pursuant to which such Lender became a Lender hereunder; and (iv) in the case of any party, at such other address as shall be designated by such party in a notice to the Parent Borrower, the Term B Administrative Agent, the Canadian Administrative Agent, any Issuing Lender and any Swingline Lender. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of
(i) actual receipt by the intended recipient and (ii) (A) if delivered by hand or by courier, when signed for by the intended recipient; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone or electronic confirmation; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of SUBSECTION (c) below), when delivered; PROVIDED, HOWEVER, that notices and other communications to any Administrative Agent, any Issuing Lender and any Swingline Lender pursuant to ARTICLE II shall not be effective until actually received by such Person. Any notice or other communication permitted to be given, made or confirmed by telephone hereunder shall be given, made or confirmed by means of a telephone call to the intended recipient at the number specified pursuant to this SECTION 10.01, it being understood and agreed that a voicemail message shall in no event be effective as a notice, communication or confirmation hereunder.

          (b) EFFECTIVENESS OF FACSIMILE DOCUMENTS AND SIGNATURES. Senior Finance Documents may be transmitted and/or signed by facsimile or signed and delivered by electronic mail in an Adobe PDF document. The effectiveness of any such documents and signatures shall, subject to requirements of Law, have the same force and effect as manually signed originals and shall be binding on all Credit Parties, the Agents and the Lenders. The Term B Administrative Agent or Canadian Administrative Agent, as applicable, may also require that any such documents and signatures be confirmed by a manually signed original thereof; PROVIDED, HOWEVER, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

          (c) LIMITED USE OF ELECTRONIC MAIL. Except as expressly provided herein or as may be agreed by the Term B Administrative Agent or Canadian Administrative Agent, as applicable, in their sole discretion, electronic mail and internet and intranet websites may be used only to distribute routine communications, such as financial statements and other information, and to distribute Senior Finance Documents for execution by the parties thereto and to distribute executed Senior Finance Documents in Adobe PDF format, and may not be used for any other purpose.

          (d) RELIANCE BY AGENTS AND LENDERS. The Agents and the Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of any Borrower or any other Credit Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrowers, jointly and severally, shall indemnify each Agent and each Lender from all losses, costs, expenses and liabilities resulting from the

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reliance by such Person on each notice purportedly given by or on behalf of any
Borrower. All telephonic notices to and other communications with the Term B Administrative Agent or Canadian Administrative Agent, as applicable, in connection with the Finance Documents may be recorded by the Term B Administrative Agent, or Canadian Administrative Agent, as applicable, and each of the parties hereto hereby consents to such recording.

          SECTION 10.02 NO WAIVER; CUMULATIVE REMEDIES. No failure or delay on the part of an Agent or any Lender in exercising any right, power or privilege hereunder or under any other Senior Finance Document and no course of dealing between the Agents or any Lender and any of the Credit Parties shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Senior Finance Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Agents or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle the Credit Parties to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agents or the Lenders to any other or further action in any circumstances without notice or demand.

          SECTION 10.03 AMENDMENTS, WAIVERS AND CONSENTS. Neither this Agreement nor any other Senior Finance Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Parent Borrower, the U.S. Borrower and the Required Lenders or, in the case of any other Senior Finance Document, pursuant to an agreement or agreements in writing entered into by the Parent Borrower and/or any other Credit Parties party thereto and each of the Administrative Agents and/or the Collateral Agents, as applicable; PROVIDED that the foregoing shall not restrict the ability of the Required Lenders to waive any Event of Default prior to the time either Administrative Agent shall have declared, or the Required Lenders shall have requested either Administrative Agent to declare, the Loans, unreimbursed LC Obligations and BA Reimbursement Obligations immediately due and payable pursuant to ARTICLE VIII; PROVIDED, HOWEVER, that:

                 (i) no such amendment, change, waiver, discharge or termination shall, without the consent of each Lender directly affected thereby or with respect to clauses (I), (J), (K), (L) and (M), the requisite percentage of Lenders referred to therein:

                        (A) extend the final maturity of any Loan or the time of payment of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit or from the maturity of any Bankers' Acceptance, or extend or waive any Principal Amortization Payment or any portion thereof; PROVIDED that this CLAUSE (A) shall not restrict the ability of the Required Lenders to waive any Event of Default (other than an Event of Default the waiver of which would effectively result in any such extension or waiver), prior to the time either Administrative Agent shall have declared, or the Required Lenders shall have requested either Administrative Agent to declare, the Loans, unreimbursed LC Obligations and BA Reimbursement Obligations immediately due and payable pursuant to ARTICLE VIII;

                        (B) reduce the rate, or extend the time of payment, of interest on any Loan (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or fees hereunder; PROVIDED, HOWEVER, that only the consent of the Required Lenders shall be necessary to amend the provisions related to the default rate of interest or to waive an obligation of a Borrower to pay such default interest;

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                        (C) reduce or waive the principal amount of any Loan,
          any LC Disbursement or any BA Reimbursement Obligation;

                        (D) increase the Commitment of a Lender over the amount thereof in effect (it being understood and agreed that a waiver of any Default or Event of Default or a mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender);

                        (E) release all or substantially all of the Collateral securing the Senior Obligations hereunder (PROVIDED that either Collateral Agent may, without consent from any other Lender, release any Collateral that is sold or transferred by a Credit Party in compliance with SECTION 7.05 or released in compliance with SECTION 9.01(b));

                        (F) release any Borrower or substantially all of the other Credit Parties from its or their obligations under the Senior Finance Documents (PROVIDED that either Administrative Agent may, without the consent of any other Lender, release any Guarantor that is sold or transferred in compliance with SECTION 7.05 or released in compliance with SECTION 9.01(c));

                        (G) amend, modify or waive any provision of SECTIONS 8.03(a), 2.13, or 2.14 or this SECTION 10.03 or reduce any percentage specified in, or otherwise modify, the definition of Required Lenders;

                        (H) consent to the assignment or transfer by any Borrower or all or substantially all of the other Credit Parties of any of its or their rights and obligations under (or in respect of) the Senior Finance Documents, except as permitted thereby;

                        (I) extend the time for, reduce the amount of or modify the manner of application of proceeds of any mandatory prepayment required by SECTION 2.10(b)(iv), (v), (vi), (vii),(viii), (ix) or (x),
          SECTION 2.10(c) without the prior written consent of Lenders holding in the aggregate at least a majority of the outstanding principal amount of the Term A Loans and Lenders holding in the aggregate at least a majority of the outstanding principal amount of the Term B Loans;

                        (J) effect any waiver, amendment or modification that by its terms adversely affects the rights, in respect of payments, the Collateral or the Guaranties by the Guarantors, of the Lenders holding Term A Loans or Revolving Loans differently from those of the Lenders holding Term B Loans, without the prior written consent of Lenders holding in the aggregate at least a majority of the outstanding principal amount of the Term A Loans, Required Canadian Revolving Lenders, Required U.S. Revolving Lenders and Lenders holding in the aggregate at least a majority of the outstanding principal amount of the Term B Loans;

                        (K) effect any waiver of the conditions to funding any U.S. Revolving Loan or U.S. Swingline Loan or to issuing any U.S. Letter of Credit in each case after the Closing Date, without the prior written consent of the Required U.S. Revolving Lenders;

                        (L) effect any waiver of the conditions to funding any Canadian Revolving Loan or Canadian Swingline Loan or to issuing any Bankers' Acceptance or

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          any Canadian Letter of Credit in each case after the Closing Date, without the prior written consent of the Required Canadian Revolving Lenders;

                        (M) release any Material Credit Party from its obligations under the Senior Finance Documents (PROVIDED that either Administrative Agent may, without the consent of any other Lender, release any Guarantor that is sold or transferred in compliance with
          SECTION 7.05 or released in compliance with SECTION 9.01(c)) or any material portion of the Collateral securing the Senior Obligations hereunder (PROVIDED that either Collateral Agent may, without consent from any other Lender, release any Collateral that is sold or transferred by a Credit Party in compliance with SECTION 7.05 or released in compliance with Section 9.01(b)), in each case, without the prior written consent of Lenders whose aggregate Credit Exposure constitutes more than 75% of the Credit Exposure of all Lenders at such time; and

                 (ii) no provision of ARTICLE IX may be amended without the consent of each Administrative Agent and each Collateral Agent, no provision of SECTION 2.05 may be amended without the consent of each Issuing Lender and no provision of SECTION 2.01(d) may be amended without the consent of any Swingline Lender affected thereby.

          Notwithstanding the above, the right to deliver a Payment Blockage Notice (as defined in the Subordinated Note Indenture), shall reside solely with either of the Administrative Agents, and either Administrative Agent shall deliver such Payment Blockage Notice, only upon the direction of the Required Lenders.

          Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (i) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, the Letters of Credit or the Bankers' Acceptances, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersede the unanimous consent provisions set forth herein and
(ii) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

          Furthermore, no election by any Lender holding a Term B Loan to decline a mandatory prepayment as provided in SECTION 2.10(b)(xi) shall require the consent of any other Person. The various requirements of this SECTION 10.03 are cumulative. Each Lender and each holder of a Note shall be bound by any waiver, amendment or modification authorized by this SECTION 10.03 regardless of whether its Note shall have been marked to make reference therein, and any consent by any Lender or holder of a Note pursuant to this SECTION 10.03 shall bind any Person subsequently acquiring a Note from it, whether or not such Note shall have been so marked.

          SECTION 10.04 EXPENSES. The Borrowers, jointly and severally, agree
(i) to pay or reimburse each Agent for all reasonable costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement and the other Senior Finance Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all reasonable fees, disbursements and other charges of Fried, Frank, Harris, Shriver & Jacobson LLP, U.S. counsel for the Administrative Agents and McCarthy Tetrault LLP, the Canadian counsel for the Administrative Agents, and (ii) to pay or reimburse each Agent and each Lender for all reasonable costs and expenses incurred in connection with the enforcement, attempted enforcement or preservation of any rights or remedies under this Agreement or the other Senior Finance Documents (including all such costs and expenses incurred during any "workout" or restructuring in respect of the Senior Obligations and during any legal

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proceeding, including any proceeding under any bankruptcy or insolvency proceeding), including all reasonable fees and disbursements of counsel (including the allocated charges of internal counsel) and other consultants. The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other reasonable out-of-pocket expenses incurred by any Agent and the cost of independent public accountants and other outside experts retained by or on behalf of any Agent or any Lender. The agreements in this SECTION 10.04 shall survive the termination of the Commitments and repayment of all Senior Obligations.

          SECTION 10.05 INDEMNIFICATION; WAIVER OF CONSEQUENTIAL DAMAGES, ETC.

          (a) INDEMNIFICATION. Whether or not the transactions contemplated hereby are consummated, the Borrowers, jointly and severally, agree to indemnify, save and hold harmless each Agent, each Lender and their respective Affiliates, directors, officers, trustees, employees, counsel, agents, advisors, representatives and attorneys-in-fact and their respective successors and assigns (collectively, the "INDEMNITEES") from and against: (i) any and all claims, demands, actions or causes of action joint or several that are asserted against any Indemnitee by any Person (other than the Administrative Agents or any Lender) relating directly or indirectly to a claim, demand, action or cause of action that such Person asserts or may assert against any Credit Party, any Affiliate of any Credit Party or any of their respective officers or directors;
(ii) any and all claims, demands, actions or causes of action joint or several that may at any time (including at any time following repayment of the Senior Obligations and the resignation or removal of any Agent or the replacement of any Lender) be asserted or imposed against any Indemnitee, arising out of or relating to, the Transaction, the Senior Finance Documents, any predecessor Senior Finance Documents, the Commitments, the use of or contemplated use of the proceeds of any Credit Extension, or the relationship of any Credit Party, any Agent and the Lenders under this Agreement or any other Senior Finance Document or from any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Group Company, or any Environmental Liability related in any way to any Group Company; (iii) any administrative or investigative proceeding by any Governmental Authority arising out of or related to a claim, demand, action or cause of action described in CLAUSE (i) or (ii) above; and (iv) any and all liabilities (including liabilities under indemnities), losses, costs or expenses (including fees and disbursements of counsel) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action, cause of action or proceeding, or as a result of the preparation of any defense in connection with any foregoing claim, demand, action, cause of action or proceeding, in all cases, and whether or not an Indemnitee is a party to such claim, demand, action, cause of action, or proceeding (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES"); PROVIDED that no Indemnitee shall be entitled to indemnification for any claim to the extent such claim is determined by a court of competent jurisdiction in a final and non-appealable judgment to have been caused by its own gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this SECTION 10.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Credit Party, its directors, shareholders or creditors or an Indemnitee or any other Person or any Indemnitee is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Each of the Borrowers agrees not to assert or to permit any of their respective Subsidiaries to assert any claim against any Agent, any Lender, any of their Affiliates or any of their respective directors, officers, employees, attorneys, agents, representatives and advisers on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Finance Documents, any of the transactions contemplated herein or therein or the actual or proposed use of the proceeds of the Loans, the Letters of Credit or the Bankers' Acceptances. Without prejudice to the survival of any other agreement of the Credit Parties hereunder and under the other Senior Finance Documents, the agreements and obligations of the Credit Parties contained in this SECTION 10.05 shall survive the repayment of the Loans, LC Obligations, BA Reimbursement Obligations and other obligations under the Senior Finance Documents and the termination of the Commitments hereunder.

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          (b) WAIVER OF CONSEQUENTIAL DAMAGES, ETC. To the fullest extent permitted by applicable law, no Credit Party shall assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Senior Finance Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indernnitee referred to in this Agreement shall be liable for any damages arising from the use by unintended recipients of any information or other material distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan documents or the transactions contemplated hereby or thereby, except in the case of Indemnities, gross negligence or willful misconduct.

          SECTION 10.06 SUCCESSORS AND ASSIGNS.

          (a) GENERALLY. This Agreement shall be biding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; PROVIDED that none of the Credit Parties may assign or transfer any of its interests and obligations without the prior written consent of either the Required Lenders or the Lenders, as the terms set forth in SECTION 10.03 may require;

          (b) ASSIGNMENTS. Any Lender may assign all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loans, its Notes, its Commitments, Bankers' Acceptances accepted and purchased by it and any Participation Interest in Letters of Credit and Swingline Loans held by it); PROVIDED, HOWEVER, that

                 (i)    each such assignment shalI be to an Eligible Assignee;

                 (ii) except in the case of an assignment to another Lender, an Affiliate of a Lender or any Approved Fund (A) the aggregate amount of the U.S. Revolving Commitment of the assigning Lender subject to such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Canadian Administrative Agent or, if a "Trade Date" is specified in the Assignment and Acceptance, as of the Trade Date) shall not, without the consent of the Canadian Administrative Agent and, if no Default or Event of Default has occurred and is continuing at the time of such assignment, the U.S. Borrower, be less than US$5,000,000 and an integral multiple of US$1,000,000 (or such lesser amount as shall equal the assigning Lender's entire U.S. Revolving Commitment), (B) the aggregate amount of the Canadian Revolving Commitment of the assigning Lender subject to such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Canadian Administrative Agent or, if a "Trade Date" is specified in the Assignment and Acceptance, as of the Trade Date) shall not, without the consent of the Canadian Administrative Agent and, if no Default or Event of Default has occurred and is continuing, the Parent Borrower, be less than US$5,000,000 (or the Canadian Dollar Equivalent thereof) and an integral multiple of US$1,000,000 (or the Canadian Dollar Equivalent thereof) (or such lesser amount as shall equal the assigning Lender's entire Canadian Revolving Commitment), and (C) the aggregate amount of any Term A Loans or Term B Loans of an assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the relevant Administrative Agent or, if a "Trade Date" is specified in the Assignment and Acceptance, as of the Trade Date) shall not, without the consent of the Term B Administrative Agent (in the case of Term B Loans) and the Canadian Administrative Agent (in the case of Term A Loans) and, if no Default or Event of Default has occurred and is continuing at the time of such assignment, the Parent Borrower, be less (with respect to either Class of Term Loans) than US$1,000,000, and an integral multiple of

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     US$1,000,000 (or such lesser amount as shall equal the assigning Lender's entire Term Loans of the applicable Class owing to it);

                 (iii) each such assignment by a Lender shall be of a constant, and not varying, percentage of all rights and obligations in respect of a particular Class of Commitments under this Agreement and the other Senior Finance Documents;

                 (iv) the parties to such assignment shall, in the sole discretion of the relevant Administrative Agent, either (A) electronically execute and deliver to the Term B Administrative Agent (in the case of an assignment of the Term B Loans) or the Canadian Administrative Agent (in the case of an assignment of the U.S. Revolving Commitments, Canadian Revolving Commitments or Term A Loans) an Assignment and Acceptance via an electronic settlement system acceptable to the relevant Administrative Agent (which initially shall be Clearpar, LLC) or (B) execute and deliver to the relevant Administrative Agent and, only with respect to any assignment of all or a portion of the U.S. Revolving Committed Amount or Canadian Revolving Committed Amount, the relevant Issuing Lenders for their acceptance an Assignment and Acceptance, in each case together with any Note subject to such assignment and a processing fee of US$3,500, payable or agreed between the assigning Lender and the assignee (which shall not be required to be paid by the Borrowers); PROVIDED that no processing fee shall be payable with respect to assignments among Initial Lenders, their Affiliates or their Approved Funds; and

                 (v) each such assignment by a Revolving Lender to an assignee of all or a portion of its Revolving Commitment Percentage shall be accompanied by a concurrent assignment by an Affiliated Revolving Lender of the assignor of the same Revolving Commitment Percentage to an Affiliated Revolving Lender of the assignee.

          (c) ASSIGNMENT AND ACCEPTANCE. By executing and delivering an Assignment and Acceptance in accordance with this SECTION 10.06, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and the assignee warrants that it is an Eligible Assignee; (ii) except as set forth in CLAUSE (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, any of the other Senior Finance Documents or any other instrument or document furnished pursuant hereto or thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any of the other Senior Finance Documents or any other instrument or document furnished pursuant hereto or thereto or the financial condition of the Credit Parties or the performance or observance by any Credit Party of any of its obligations under this Agreement, any of the other Senior Finance Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such assignment agreement; (iv) such assignee confirms that it has received a copy of this Agreement, the other Senior Finance Documents, together with copies of the most recent financial statements delivered pursuant to SECTION 6.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon either Administrative Agent, any Issuing Lender, any Swingline Lender, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Senior Finance Documents;
(vi) such assignee appoints and authorizes each of the Administrative Agents and the Collateral Agents to take such action on its behalf and to exercise such powers under this Agreement or any other Senior Finance Document as are delegated to such Persons by the terms hereof or thereof, together with such

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powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement and the other Senior Finance Documents are required to be performed by it as a Lender. Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this SECTION 10.06(c), the assignor, the relevant Administrative Agent and the Credit Parties shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. In the case of an assignment of U.S. Revolving Commitments or Term B Loans, if the assignee is not a "United States person" under Section 7701(a)(30) of the Code, it shall deliver to the U.S. Borrower and the relevant Administrative Agent forms and certificates in accordance with
SECTION 3.01. In addition, if applicable, the assignee shall deliver to the relevant Administrative Agent the information referred to in SECTION 10.22.

          (d) REGISTER. Each Borrower hereby designates the relevant Administrative Agent to serve as such Borrower's agent, solely for purposes of this SUBSECTION 10.06(d), to (i) maintain a register (the "REGISTER") on which the relevant Administrative Agent will record the Commitments from time to time of each Lender, the Loans and Bankers' Acceptances made by each Lender and each repayment in respect of the principal amount of the Loans and Bankers' Acceptances of each Lender and to (ii) retain a copy of each Assignment and Acceptance delivered to such Administrative Agent pursuant to this SECTION
10.06. Failure to make any such recordation, or any error in such recordation, shall not affect any Borrower's obligation in respect of such Loans or such Bankers' Acceptances. The entries in the Register shall be conclusive, in the absence of manifest error, and each Borrower, the relevant Administrative Agent, the Issuing Lenders and the Lenders shall treat each Person in whose name a Loan and the Note evidencing the same or Bankers' Acceptance is registered as the owner thereof for all purposes of this Agreement, notwithstanding notice or any provision herein to the contrary. With respect to any Lender, the assignment or other transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Loan made, Bankers' Acceptance issued and any Note issued pursuant to this Agreement shall not be effective until such assignment or other transfer is recorded on the Register and, except to the extent provided in this SUBSECTION 10.06(d), otherwise complies with this Section 10.06, and prior to such recordation all amounts owing to the transferring Lender with respect to such Commitments, Loans, Bankers' Acceptances and Notes shall remain owing to the transferring Lender. The registration of assignment or other transfer of all or part of any Commitments, Loans, Bankers' Acceptances and Notes for a Lender shall be recorded by the relevant Administrative Agent on the Register only upon the acceptance by such Administrative Agent of a properly executed and delivered Assignment and Acceptance and payment of the administrative fee referred to in SECTION 10.06(b)(iv). The Register shall be available at the offices where kept by such Administrative Agent for inspection by any Borrower and any Lender at any reasonable time upon reasonable prior notice to such Administrative Agent. The Parent Borrower may not replace any Lender pursuant to SECTION 2.1 (c), unless, with respect to any Notes held by such Lender, the requirements of SUBSECTION 10.06(b) and this SUBSECTION 10.06(d) have been satisfied.

          (e) PARTICIPATIONS. Each Lender may, without the consent of any Borrower, the Issuing Lenders, the Swingline Lenders or any Administrative Agent, sell participations to one or more Persons in all or a portion of its rights, obligations or rights and obligations under this Agreement (including all or a portion of its Loans, its Notes, its Commitments, Bankers' Acceptances accepted and purchased by it and any Participation Interest in Letters of Credit and Swingline Loans held by it); PROVIDED, HOWEVER, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the right of set-off contained in SECTION 10.08 and the yield protection

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provisions contained in SECTIONS 3.01,3.05 and 3.06 to the same extent that the
Lender from which such participant acquired its participation would be entitled to the benefits of such yield protection provisions (and such participant shall be entitled to the gross-up payments under those Sections only to the extent they do not exceed the gross-up payments to which the Lender from which such participant acquired its participation would be entitled to), (iv) the Credit Parties, the Administrative Agents, the Issuing Lenders, the Swingline Lenders and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Credit Parties relating to the Senior Obligations owing to such Lender, (v) such Lender shall not be permitted to delegate any voting rights to such participant or grant such participant veto rights with respect to any voting rights of such Lender (other than with respect to CLAUSES (i)(A), (i)(B) or (i)(C)of SECTION 10.03), and (vi) the participant shall be bound by
SECTION 3.01(d), (e), (f) and (g) and, with respect to Canadian Revolving Loans, Term A Loans and Bankers' Acceptances, 10.06(j) as though it were a Lender.

          (f) CERTAIN RIGHTS OF ISSUING LENDERS. If S&P or Moody's shall, after the date that any Revolving Lender becomes a Revolving Lender, downgrade the long-term certificate of deposit ratings or long-term senior unsecured debt ratings of such Revolving Lender (or the parent company thereof), and the resulting ratings shall be BBB+ or Baal or lower, respectively, or the equivalent, then any relevant Issuing Lender shall have the right, but not the obligation, at its own expense, upon notice to such Revolving Lender and the relevant Administrative Agent, to replace (or to request the Parent Borrower, at the sole expense of such Issuing Lender, to use its reasonable efforts to replace) such Revolving Lender with respect to such Revolving Lender's Revolving Commitment with an assignee (in accordance with and subject to the restrictions contained in SECTION 10.06(b)), and such Revolving Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in SECTION 10.06(b)) all its interests, rights and obligations in respect of its Revolving Commitment to such assignee; PROVIDED, HOWEVER, that (i) no such assignment shall conflict with any Law, rule or regulation or order of any Governmental Authority and (ii) such Issuing Lender or such assignee, as the case may be, shall pay to such Revolving Lender in immediately available funds on the date of such assignment the principal of and interest accrued to the date of payment on the Revolving Loans made by such Revolving Lender hereunder, the amount of Letter of Credit Disbursements, BA Reimbursement Obligations and Refunded Swingline Loans funded by such Revolving Lender together with interest accrued thereon to the date of payment and all other amounts accrued for such Revolving Lender's account or owed to it hereunder in respect of either thereof.

          (g) OTHER ASSIGNMENTS. Any Lender may at any time (i) assign all or any portion of its rights under this Agreement and any Notes to a Federal Reserve Bank, (ii) pledge or assign a security interest in all or any portion of its interest and rights under this Agreement (including all or any portion of its Notes, if any) to secure obligations of such Lender and (iii) grant to an SPC referred to in SUBSECTION below identified as such in writing from time to time by such Lender to the relevant Administrative Agent and the Parent Borrower the option to provide to the Borrowers all or any part of any Loans that such Lender would otherwise be obligated to make to any Borrower pursuant to this Agreement; PROVIDED that (x) no such assignment, option, pledge or security interest shall release a Lender from any of its obligations hereunder or substitute any such Federal Reserve bank or other Person to which such option, pledge or assignment has been made for such Lender as a party hereto and (y) the recipient of such assignment, option, pledge or security interest shall not be entitled to any gross-up payments under SECTIONS 3.01 or 3.05 that exceed the gross-up payments to which the relevant Lender would have been entitled under those Sections.

          (h) INFORMATION. Any Lender may furnish any information concerning any Credit Party or any of their respective Subsidiaries in the possession of such Lender from time to time to assignees and

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participants (including prospective assignees and participants), subject, however, to the provisions of SECTION 10.07.

          (i) OTHER FUNDING VEHICLES. Notwithstanding anything to the contrary contained herein, any Lender (a "GRANTING LENDER") may grant to a special purpose funding vehicle (an "SPC") the option to fund all or any part of any Loan or accept all or any portion of any Bankers' Acceptance that such Granting Lender would otherwise be obligated to fund or accept pursuant to this Agreement; PROVIDED that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan or accept any Bankers' Acceptance,
(ii) if an SPC elects not to exercise such option or otherwise fails to fund all or any part of such Loan or accept all or any portion of any such Bankers' Acceptance, the Granting Lender shall be obligated to fund such Loan or accept such Bankers' Acceptance pursuant to the terms hereof, (iii) no SPC shall have any voting rights pursuant to SECTION 10.03 and (iv) with respect to notices, payments and other matters hereunder, the Borrowers, the Administrative Agents and the Lenders shall not be obligated to deal with an SPC, but may limit their communications and other dealings relevant to such SPC to the applicable Granting Lender. The funding of a Loan or acceptance of any Bankers' Acceptance by an SPC hereunder shall utilize the relevant Revolving Commitment of the Granting Lender to the same extent that, and as if, such Loan were funded or such Bankers' Acceptance were accepted by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or payment under this Agreement for which a Lender would otherwise be liable for so long as, and to the extent, the Granting Lender provides such indemnity or makes such payment. Notwithstanding anything to the contrary contained in this Agreement, any SPC may disclose on a confidential basis any non-public information relating to its funding of Loans and/or acceptance of Bankers' Acceptances to any rating agency, commercial paper dealer or provider of any surety or guarantee to such SPC. This SUBSECTION (i) may not be amended without the prior written consent of each Granting Lender, all or any part of whose Loan is being funded or whose Bankers' Acceptances have been accepted by an SPC at the time of such amendment.

          (j) CANADIAN NON-RESIDENT. Each Person that is or becomes a Lender, Administrative Agent or Issuing Lender in respect of the Term A Loans, the Canadian Revolving Loans or Bankers' Acceptances shall (i) promptly confirm to the Parent Borrower and the Administrative Agents that it is a Canadian Resident and shall deliver to the Parent Borrower and the Administrative Agents such certificates, forms, documents or other evidence as may be applicable and determined by the Parent Borrower, acting reasonably, to be reasonably satisfactory to establish that such Person is a Canadian Resident and (ii) if it becomes a Person other than a Canadian Resident promptly notify the Parent Borrower in writing that it is not a Canadian Resident.

          SECTION 10.07 CONFIDENTIALITY AND DISCLOSURE. (a) Each of the Administrative Agents and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its and its Affiliates' directors, officers, employees, trustees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (ii) to the extent requested by any regulatory (including self-regulatory) authority (in which case such Administrative Agent or such Lender, as applicable, shall use reasonable efforts to notify the Parent Borrower prior to such disclosure); (iii) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process; (iv) to any other party to this Agreement; (v) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder; (vi) subject to an agreement containing provisions substantially the same as those of this SECTION 10.07, to (A) any Eligible Assignee of or participant in, or any prospective Eligible Assignee of or participant in, any of its rights or obligations under this Agreement or (B) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty's or prospective counterparty's professional advisor) to

                                      -177-
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any credit derivative transaction relating to obligations of any Borrower; (vii)
with the consent of the Parent Borrower; (viii) to the extent such information
(A) becomes publicly available other than as a result of a breach of this Section or (B) becomes available to an Agent or any Lender on a nonconfidential basis from a source other than the Parent Borrower; or (ix) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender's or its Affiliates' investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates. For the purposes of this
SECTION 10.07, "INFORMATION" means all information received from the Parent Borrower relating to the Parent Borrower or its business, other than any such information that is available to the Administrative Agents or any Lender on a nonconfidential basis prior to disclosure by the Parent Borrower; PROVIDED that, in the case of information received from the Parent Borrower after the date hereof, such information is clearly identified in writing at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this SECTION 10.07 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Notwithstanding the foregoing, any Agent and any Lender may place advertisements in financial and other newspapers and periodicals or on a home page or similar place for dissemination of information on the Internet or worldwide web as it may choose, and circulate similar promotional materials, after the closing of the transactions contemplated by this Agreement in the form of a "tombstone" or otherwise describing the names of the Credit Parties, or any of them, and the amount, type and closing date of such transactions, all at their sole expense.

          (b) Notwithstanding the foregoing or any other contrary provision in this Agreement or any other Senior Finance Documents, the parties hereto hereby agree that, from the commencement of discussions with respect to the Transactions and the Senior Finance Documents, each of the parties hereto and each of their respective employees, representatives and other agents may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure (as such terms are used in Sections 6011, 6111 and 6112 of the Code and the Treasury Regulations promulgated thereunder) of the Senior Finance Documents and the Transaction and all materials of any kind (including opinions or other tax analyses) that are provided to any of the parties hereto relating to such tax treatment and tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

          SECTION 10.08 SET-OFF. In addition to any rights now or hereafter granted under applicable Law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Lender (and each of its Affiliates) is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of such rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or specific) and any other indebtedness at any time held or owing by such Lender (including, without limitation, branches, agencies or Affiliates of such Lender wherever located) to or for the credit or the account of any Credit Party against obligations and liabilities of such Credit Party then due to the Lenders hereunder, under the Notes, under the other Senior Finance Documents or otherwise, irrespective of whether the Administrative Agents or the Lenders shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Lender subsequent thereto. The Credit Parties hereby agree that to the extent permitted by Law any Person purchasing a participation in the Loans, Commitments and LC Obligations hereunder pursuant to SECTION 2.01(d), 2.05(a) or (e), 2.14 or 10.06(e) may exercise all rights of set-off with respect to its participation interest as fully as if such Person were a Lender hereunder and any such set-off shall reduce the amount owed by such Credit Party to the Lender.

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          SECTION 10.09 INTEREST RATE LIMITATION.

          (a) GENERAL INTEREST RATE PROVISIONS. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable Law (collectively, the "CHARGES"), shall exceed the maximum lawful rate (the "MAXIMUM RATE") that may be charged or contracted for, charged or otherwise received by the Lender holding such Loan in accordance with applicable Law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this SECTION 10.09, shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such Lender shall have received such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of payment.

          (b) CANADIAN INTEREST PROVISIONS.

                 (i) Notwithstanding the generality of CLAUSE (a) above, if any provision of this Agreement would obligate any party hereto to make any payment of interest or other amount payable to any Canadian Revolving Lender in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by such Canadian Revolving Lender of interest at a criminal rate (as such terms are construed under the Criminal Code (Canada)), then notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by such Canadian Revolving Lender of interest at a criminal rate, such adjustment to be effected, to the extent necessary, as follows:

                        (A) FIRST, by reducing the amount or rates of interest required to be paid under SECTION 2.07; and

                        (B) THEREAFTER, by reducing any fees, commissions, premiums and other amounts which would constitute interest for purposes of Section 347 of the Criminal Code (Canada).

                 (ii)   If, notwithstanding the provisions of CLAUSE (i) of this
     SECTION 10.09(b), and after giving effect to all adjustments contemplated thereby, any Canadian Revolving Lender shall have received an amount in excess of the maximum permitted by such clause, then the party having paid such amount shall be entitled, by notice in writing to such Canadian Revolving Lender, to obtain reimbursement from such Canadian Revolving Lender of an amount equal to such excess, and, pending such reimbursement, such amount shall be deemed to be an amount payable by such Canadian Revolving Lender to such party.

                 (iii)  Any amount or rate of interest referred to in this
     SECTION 10.09(b) shall be determined in accordance with generally accepted accounting practices and principles as an effective annual rate of interest over the term of any Canadian Revolving Loan on the assumption that any charges, fees or expenses that fall within the meaning of "interest" (as defined in the Criminal Code (Canada)) shall, if they relate to a specific period of time, be prorated over that period of time and otherwise be prorated over the period from the Closing Date to the Revolving Termination Date and, in the event of dispute, a certificate of a Fellow of the Canadian Institute of Chartered Accountants appointed by the Administrative Agents shall be conclusive for the purposes of such determination absent manifest error.

          SECTION 10.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

          SECTION 10.11 INTEGRATION. This Agreement, together with the other Senior Finance Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Senior Finance Document, the provisions of this Agreement shall control; PROVIDED that the inclusion of supplemental rights or remedies in favor of the Administrative Agents or the Lenders in any other Senior Finance Document shall not be deemed a conflict with this Agreement. Each Senior Finance Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

          SECTION 10.12 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder and in any other Senior Finance Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Agents and each Lender, regardless of any investigation made by any Agent or any Lender or on their behalf and notwithstanding that any Agent or any Lender may have had notice or knowledge of any Default or Event of Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Senior Obligation shall remain unpaid or unsatisfied or any Letter of Credit or Bankers' Acceptance shall remain outstanding.

          SECTION 10.13 SEVERABILITY. Any provision of this Agreement and the other Senior Finance Documents to which any Credit Party is a party that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 10.14 HEADINGS. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          SECTION 10.15 DEFAULTING LENDERS. Each Lender understands and agrees that if such Lender is a Defaulting Lender then, notwithstanding the provisions of SECTION 10.03, it shall not be entitled to vote on any matter requiring the consent of the Required Lenders or to object to any matter requiring the consent of all the Lenders adversely affected thereby; PROVIDED, HOWEVER, that all other benefits and obligations under the Senior Finance Documents shall apply to such Defaulting Lender, except as provided in SECTION 2.03(e).

          SECTION 10.16 GOVERNING LAW; SUBMISSION TO JURISDICTION.

          (a) THIS AGREEMENT AND THE OTHER SENIOR FINANCE DOCUMENTS (OTHER THAN LETTERS OF CREDIT AND BANKERS' ACCEPTANCES AND OTHER THAN AS EXPRESSLY SET FORTH IN SUCH OTHER SENIOR FINANCE DOCUMENTS) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WlTH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION,

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SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT
REGARD TO CONFLICTS OF LAWS PRINCIPLES. EACH LETIER OF CREDIT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO SUCH LAWS OR RULES ARE DESIGNATED, (i) THE RULES OF THE "INTERNATIONAL STANDBY PRACTICES 1998" PUBLISHED BY THE INSTITUTE OF INTERNATIONAL BANKING LAW & PRACTICE (OR SUCH LATER VERSION AS MAY BE IN EFFECT AT THE TIME OF ISSUANCE) AND (ii) THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500 AND, AS TO MATTERS NOT GOVERNED BY SUCH UNIFORM CUSTOMS, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. EACH BANKERS' ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE PROVINCE OF QUEBEC, CANADA, WITHOUT REGARD TO CONFLICTS OF LAWS. Any legal action or proceeding with respect to this Agreement or any other Senior Finance Document may be brought in the courts of the State of New York in New York County, or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, each Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditional, the nonexclusive jurisdiction of such courts. Each Borrower irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such court and any claim that any such proceeding brought in any such court has been brought in an inconvenient forum.

          (b) Each of the Borrowers hereby irrevocably appoints C.T. Corporation System its authorized agent to accept and acknowledge service of any and all process which may be served in any suit, action or proceeding of the nature referred to in this SECTION 10.16 and consents to process being served in any such suit, action or proceeding upon C.T. Corporation System in any manner or by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the Parent Borrower's (in the case of service of process upon the Parent Borrower) or the U.S. Borrower's (in the case of service of process on the U.S. Borrower) address referred to in SECTION 10.03, as the case may be. Each of the Parent Borrower and each other Borrower agrees that such service (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by Law, be taken and held to be valid personal service upon and personal delivery to it. Nothing in this SECTION 10.16 shall affect the right of any Lender to serve process in any manner permitted by Law or limit the right of any Lender to bring proceedings against the Parent Borrower or any other Borrower in the courts of any jurisdiction or jurisdictions.

          SECTION 10.17 WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY SENIOR FINANCE DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY SENIOR FINANCE DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10.17 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY HERETO CERTIFIES THAT NO REPRESENTATIVE,

AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.17.

          SECTION 10.18 BINDING EFFECT. This Agreement shall become effective at such time when it shall have been executed by the Parent Borrower, the U.S. Borrower, each Administrative Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Agreement shall be binding upon and inure to the benefit of the Parent Borrower, the U.S. Borrower, each Agent and each Lender and their respective successors and assigns; PROVIDED, HOWEVER, unless the conditions set forth in SECTION 4.01 have been satisfied by the Credit Parties or waived by the Lenders on or before August 31, 2004, none of the Borrowers, any Agent or the Lenders shall have any obligations under this Agreement.

          SECTION 10.19 SOURCE OF FUNDS. Each of the Lenders hereby represents and warrants to each Borrower that at least one of the following statements is an accurate representation as to the source of funds to be used by such Lender in connection with the financing hereunder (referred to in this SECTION 10.19 as a "SOURCE"):

                 (i) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA;

                 (ii)   the Source is either a "plan" as such term is defined in
     Section 3(3) of ERISA or Section 4975(e) of the Code (an "ERISA PLAN"), more than one ERISA Plan or a separate account or trust fund comprised of one or more ERISA Plans, each of which has been identified to the Group Companies in writing pursuant to this PARAGRAPH (ii);

                 (iii) the Source is an "insurance company general account" as the term is defined in Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995 as amended by PTE 2002-13 ("PTE 95-60")) in respect of which the reserves and liabilities for the general account contract(s) held by or on behalf of any ERISA Plan (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the "NAIC ANNUAL STATEMENT"), together with the amount of the reserves and liabilities for the general account contracts(s) held by or on behalf of any ERISA Plan maintained by the same employer (or affiliate thereof within the meaning of Section V(a) of PTE 95-60) or by the same employee organization in the general account to not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with your state of domicile;

                 (iv) the Source is a separate account of an insurance company that is maintained by the Lender solely in connection with such Lender's fixed contractual obligations under which the amounts payable, or credited, to an ERISA Plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such ERISA Plan (including any annuitant) are not affected in any manner by the investment performance of the separate account;

                 (v) the Source is either (x) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (y) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as the Lender has disclosed to the Group Companies in writing pursuant to this PARAGRAPH (v), no ERISA Plan or group of ERISA Plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund;

                 (vi) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no ERISA Plan's assets that are included in such investment fund, when combined with the assets of all other ERISA Plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Section I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Parent Borrower and (x) the identity of such QPAM and
     (y) the names of all ERISA Plans whose assets are included in such investment fund have been disclosed to the Group Companies in writing pursuant to this PARAGRAPH (vi);

                 (vii) the Source constitutes assets of a "plan" or more than one "plan" within the meaning of Part IV of PTE 96-23 (the "INHAM EXEMPTION") managed by an "in-house asset manager" or "INHAM" within the meaning of Part IV of the INHAM Exemption, the conditions of Sections I(a),
     (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of "control" in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Parent Borrower and (i) the identity of such INHAM and (ii) the name(s) of the ERISA Plan(s) whose assets constitute the Source have been disclosed to the Group Companies in writing pursuant to this PARAGRAPH
     (vii); or

                 (viii) the Source is a governmental plan.

As used in this SECTION 10.19, the terms "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

          SECTION 10.20 JUDGMENT CURRENCY.

          (a) The obligations of the Credit Parties hereunder and under the other Senior Finance Documents to make payments in a specified currency (the "OBLIGATION CURRENCY") shall not be discharged or satisfied by any tender or recovery whether pursuant to any judgment or otherwise expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by a Finance Party of the full amount of the Obligation Currency expressed to be payable to it under this Agreement or another Senior Finance Document. If, for the purpose of obtaining or enforcing judgment against any Credit Party in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "JUDGMENT CURRENCY") an amount due in the Obligation Currency, the conversion shall be made at the Exchange Rate determined as of the Business Day immediately preceding the date on which the judgment is given (such Business Day being hereinafter referred to as the "JUDGMENT CURRENCY CONVERSION DATE").

          (b) If there is a change in the Exchange Rate prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Parent Borrower and each other applicable Borrower covenants and agrees to pay, or cause to be paid, or remit, or cause to be remitted, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the Exchange Rate prevailing on the Judgment Currency Conversion Date.

          (c) For purposes of determining any Exchange Rate or currency equivalent for this Section, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

          SECTION 10.21 LENDERS' U.S. PATRIOT ACT COMPLIANCE CERTIFICATION. Each Lender or assignee or participant of a Lender that is a "foreign bank" (as defined in the regulations promulgated under the U.S. Patriot Act) that is not incorporated under the Laws of the United States or a State thereof (and is not excepted from the certification requirement contained in Section 313 of the U.S. Patriot Act and the applicable regulations because it is both (i) an Affiliate of a depository institution or foreign bank that maintains a physical presence in the United States or foreign country and (ii) subject to supervision by a banking regulatory authority regulating such affiliated depository institution or foreign bank) shall deliver to the relevant Administrative Agent the certification or, if applicable, recertification, certifying that such Lender is not a "shell" and certifying to other matters as required by Section 313 of the U.S. Patriot Act and the applicable regulations thereunder: (i) within 10 days after the Closing Date or, if later, the date such Lender, assignee or participant of a Lender becomes a Lender, assignee or participant of a Lender hereunder and (ii) at such other times as are required under the U.S. Patriot Act.

          SECTION 10.22 U.S. PATRIOT ACT NOTICE. Each Finance Party (for itself and not on behalf of any other Finance Party) hereby notifies each Borrower that, pursuant to the requirements of the U.S. Patriot Act, such Finance Party is required to obtain, verify and record information that identifies each of the Parent Borrower and each other Credit Party, which information includes the name and address of each such Credit Party and other information that will allow such Finance Party to identify each such Credit Party in accordance with the U.S. Patriot Act.

          SECTION 10.23 CONSENT TO TRANSACTIONS. Notwithstanding anything in the Senior Finance Documents to the contrary, the Lenders and the Agents hereby irrevocably consent to the consummation by the Parent Borrower and its Subsidiaries of the transactions described on SCHEDULE 7.12 as of the Closing Date and the payment and performance of all obligations under the documents in respect of such transactions listed on such SCHEDULE 7.12.

          SECTION 10.24 FUNDING ARRANGEMENTS.

          (a) FUNDING INTO ACCOUNT. The parties hereto acknowledge and agree that the Closing of the Transactions shall be consummated in accordance with the Assignment, Assumption and Consent Agreement (the "FUNDING AGREEMENT"), dated as of July 30, 2004, among the Parent Borrower, Bank of America, N.A. as escrow agent (the "BANK"), the U.S. Collateral Agent, The Bank of New York, as trustee under the Senior Note Indenture and Wells Fargo N.A., as trustee under the Subordinated Note Indenture, the Seller and other parties thereto. As contemplated by the Funding Agreement but subject to the delivery of all documents, instruments and opinions of counsel required to be delivered on the Closing Date pursuant to ARTICLE IV and satisfaction of all other closing conditions set forth in ARTICLE IV, on July 30, 2004, each Lender, in anticipation of its obligations to fund the initial Loans to be funded by it hereunder on the Closing Date, will fund an amount equal to such initial Loans into an account or accounts of the Credit Parties with the Canadian Collateral Agent who shall be irrevocably instructed by the Parent Borrower immediately prior to such funding to promptly transfer the proceeds for funding such initial Loans into an account (the "ACCOUNT") with the Bank in the name and for the benefit of the U.S.

Collateral Agent. Subject to the provisions of the Funding Agreement, at 11:59 p.m. on July 31, 2004 (the "EFFECTIVE TIME"), the Bank will transfer title to the Account to the Seller, without any further action on the part of any other party to the Funding Agreement. The Closing Date shall be deemed to have occurred and the Borrowings of Loans funded into the Account shall be deemed to have been made by the Borrowers as of the Effective Time; PROVIDED that, notwithstanding anything herein to the contrary, for purposes of calculating the amount of interest under SECTION 2.07 due on the Loans funded into the Account in anticipation of the Lenders' obligations hereunder, such Loans shall be deemed to have been made on, and interest on such Loans shall accrue from, July 30, 2004.

          (b) REFUND OF ACCOUNT IF ACQUISITION DOES NOT CLOSE. If at the Effective Time (which time can, for purposes of this clause (b) only, be extended to August 2, 2004 in the sole and absolute discretion of the Lead Arrangers), the title to the Account is not transferred to the Seller, the U.S. Collateral Agent shall, on the Business Day next occurring after the Effective Time, cause such funds to be distributed to each Lender in the amount of the initial Loan that was funded by each such Lender in anticipation of its obligations hereunder. In connection with such distribution and contemporaneously therewith, the Borrowers, jointly and severally, shall indemnify, save, hold harmless and pay to each Lender the amount of interest and fees accrued (assuming that the Loans had been made on July 30, 2004) on the Loans from July 30, 2004 through and including the date on which such Lender has received the refund of the Loans funded by it into the Account.

                            [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                   THE JEAN COUTU GROUP (PJC) INC.


                                   By: /s/ Francois Jean Coutu
                                       ----------------------------------------
                                       Name: FRANCOIS JEAN COUTU
                                       Title: President & CEO

                                   By: /s/ Michel Coutu
                                       ----------------------------------------
                                       Name:  MICHEL COUTU
                                       Title: Director

                                   530 Rue Beriault
                                   Longueuil, Quebec, Canada J4G IS8
                                   Attention: Francois Jean Coutu
                                   Facsimile: (450) 646-5649


                                   THE JEAN COUTU GROUP (PJC) USA, INC.


                                   By: /s/  Michel Coutu
                                       ----------------------------------------
                                       Name:  MICHEL COUTU
                                       Title: President & Secretary

                                   50 Service Avenue
                                   Warwick, Rhode Island 02886
                                   Attention: Michel Coutu
                                   Facsimile: (401) 825-3997

                                   DEUTSCHE BANK TRUST COMPANY
                                   AMERICAS,
                                   as Term B Administrative Agent

                                   By: /s/ Mary Kay Coyle
                                       ----------------------------------------
                                       Name:   Mary Kay Coyle
                                       Title:  Managing Director

                                   for credit notices:
                                   60 Wall Street
                                   New York, New York 10005
                                   Attention: Mary Kay Coyle
                                   Telecopier No.: (212) 797-5690

                                   for operational notices:
                                   90 Hudson Street, 5th Floor
                                   Jersey City, New Jersey 07302
                                   Attention: James T. Cullen
                                   Telecopier No.: (201) 593-2308


                                   BANK OF AMERICA, N.A.
                                   as U.S. Swingline Lender


                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                   [NOTICE ADDRESS]


                                   NATIONAL BANK OF CANADA
                                   as Canadian Administrative Agent


                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                   5650 d'Iberville Street, Suite 603, Montreal. Quebec, Canada, H2G 2B3
                                   Attention: Dominic Albanese
                                   Telecopier: (514) 390-7830

                                      S-2-

                                   DEUTSCHE BANK TRUST COMPANY
                                   AMERICAS,
                                   as Term B Administrative Agent

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                   for credit notices:
                                   60 Wall Street
                                   New York, New York 10005
                                   Attention: Mary Kay Coyle
                                   Telecopier No.: (212) 797-5690

                                   for operational notices:
                                   90 Hudson Street, 5th Floor
                                   Jersey City, New Jersey 07302
                                   Attention: James T. Cullen
                                   Telecopier No.: (201) 593-2308


                                   BANK OF AMERICA, N.A.
                                   as U.S. Swingline Lender


                                   By: /s/ Timothy H. Spanos
                                       ----------------------------------------
                                       Name:  Timothy H. Spanos
                                       Title: Managing Director

                                   Bank of America NA
                                   1850 Gateway Blvd, 5th Floor
                                   Concord, CA, USA 94520
                                   FACSIMILE # 925-675-8053
                                   TELEPHONE # 925-675-8029


[Signature Page to Credit Agreement]

                                 NATIONAL BANK OF CANADA
                                 as Canadian Administrative Agent


                                 By: /s/ Dominic Albanese
                                     -------------------------------------------
                                     Name:  Dominic Albanese
                                     Title: Vice President

                                 By: /s/ Martin Amyot
                                     -------------------------------------------
                                     Name:  Martin Amyot
                                     Title: Vice president


                                 5650 d'Iberville Street, Suite 603,
                                 Montreal, Quebec, Canada, H2G 2B3
                                 Attention: Dominic Albanese
                                 Telecopier: (514) 390-7830


                                 NATIONAL BANK OF CANADA,
                                 as Canadian Swingline Lender,
                                 Canadian Issuing Lender and U.S. Issuing Lender


                                 By: /s/ Alain Aubin
                                     -------------------------------------------
                                     Name:  Alain Aubin
                                     Title: Director


                                 By: /s/ Dominique Parizeau
                                     -------------------------------------------
                                     Name:  Dominique Parizeau
                                     Title: Vice President

                                 5650 d'Iberville Street, Suite 603,
                                 Montreal, Quebec, Canada, H2G 2B3
                                 Attention: Nicole Jeannotte
                                 Telecopier: (514) 271-5294


                                 MERRILL LYNCH, PIERCE, FENNER &
                                 SMITH INCORPORATED
                                 as U.S. Co-Syndication Agent

                                 By: /s/ Shella McGillicuddy
                                     -------------------------------------------
                                     Name:  Shella McGillicuddy
                                     Title: Director


[Signature Page to Credit Agreement]

                              NATIONAL BANK OF CANADA,
                              as U.S. Co-Syndication Agent


                              By: /s/ Dominic Albanese
                                  -------------------------------------------
                                  Name:  Dominic Albanese
                                  Title: Vice President


                              By: /s/ Martin Amyot
                                  -------------------------------------------
                                  Name:  Martin Amyot
                                  Title: Vice President


                              MERRILL LYNCH, PIERCE, FENNER &
                              SMITH INCORPORATED
                              as Canadian Co-Syndication Agent


                              By: /s/ Sheila McGillicuddy
                                  -------------------------------------------
                                  Name:  Sheila McGillicuddy
                                  Title: Director


                              DEUTSCHE BANK SECURITIES INC.
                              as Canadian Co-Syndication Agent

                              By:
                                  -------------------------------------------
                                  Name:
                                  Title:


                              MERRlLL LYNCH, PIERCE, FENNER &
                              SMITH INCORPORATED
                              as Global Transaction Coordinator, U.S. Joint Lead Arranger, U.S. Joint Book Runner


                              By:
                                  -------------------------------------------
                                  Name:
                                  Title:


[Signature Page to Credit Agreement]

                              DEUTSCHE BANK SECURITIES INC.
                              as Canadian CoSyndication Agent


                              By: /s/ [ILLEGIBLE]
                                  -------------------------------------------
                                  Name:  [ILLEGIBLE]
                                  Title: MD


                              MERRILL LYNCH, PIERCE, FENNER &
                              SMITH INCORPORATED
                              as Global Transaction Coordinator, U.S. Joint Lead Arranger, U.S. Joint Book Runner


                              By:
                                  -------------------------------------------
                                  Name:
                                  Title:


                              DEUTSCHE BANK SECURITIES INC.
                              as U.S. Joint Lead Arranger and U.S. Joint
                              Bookrunner


                              By: /s/ [ILLEGIBLE]
                                  -------------------------------------------
                                  Name:  [ILLEGIBLE]
                                  Title: MD


                              NATIONAL BANK FINANCIAL INC.
                              as U.S. Joint Lead Arranger

                              By:
                                  -------------------------------------------
                                  Name:
                                  Title:


                              NATIONAL BANK FINANCIAL INC.
                              as Canadian Joint Lead Arranger and
                              Canadian Joint Bookrunner


                              By:
                                  -------------------------------------------
                                  Name:
                                  Title:

                                      S-4-

                              NATIONAL BANK OF CANADA,
                              as U.S. Co-Syndication Agent


                              By:
                                  -------------------------------------------
                                  Name:
                                  Title:


                              MERRILL LYNCH, PIERCE, FENNER &
                              SMITH INCORPORATED
                              as Canadian Co-Syndication Agent


                              By:
                                  -------------------------------------------
                                  Name:  Sheila McGillicuddy
                                  Title: Director


                              DEUTSCHE BANK SECURITIES INC.
                              as Canadian Co-Syndication Agent

                              By:
                                  -------------------------------------------
                                  Name:
                                  Title:


                              MERRILL LYNCH, PIERCE, FENNER &
                              SMITH INCORPORATED
                              as Global Transaction Coordinator, U.S. Joint Lead Arranger, U.S. Joint Book Runner


                              By: /s/ Sheila McGillicuddy
                                  -------------------------------------------
                                  Name:  Sheila McGillicuddy
                                  Title: Director


[Signature Page to Credit Agreement]

                              DEUTSCHE BANK SECURITIES INC.
                              as U.S. Joint Lead Arranger and U.S. Joint
                              Bookrunner


                              By:
                                  -------------------------------------------
                                  Name:
                                  Title:

                              NATIONAL BANK FINANCIAL INC.
                              as U.S. Joint Lead Arranger


                              By: /s/ Alain Aubin
                                  -------------------------------------------
                                  Name:  Alain Aubin
                                  Title: Director


                              By: /s/ Dominic Albanese
                                  -------------------------------------------
                                  Name:  Dominic Albanese
                                  Title: Vice President


                              NATIONAL BANK FINANCIAL INC.
                              as Canadian Joint Lead Arranger and
                              Canadian Joint Bookrunner


                              By: /s/ Alain Aubin
                                  -------------------------------------------
                                  Name:  Alain Aubin
                                  Title: Director


                              By: /s/ Dominic Albanese
                                  -------------------------------------------
                                  Name:  Dominic Albanese
                                  Title: Vice President


                              MERRTLL LYNCH, PIERCE, FENNER &
                              SMITH INCORPORATED
                              as Canadian Joint Lead Arranger and
                              Canadian Joint Book Runner


                              By: /s/ Sheila McGillicuddy
                                  -------------------------------------------
                                  Name:  Sheila McGillicuddy
                                  Title: Director


[Signature Page to Credit Agreement]

                              MERRILL LYNCH, PIERCE, FENNER &
                              SMITH INCORPORATED
                              as Canadian Joint Lead Arranger and
                              Canadian Joint Book Runner


                              By:
                                  -------------------------------------------
                                  Name:
                                  Title:


                              DEUTSCHE BANK SECURITIES INC.
                              as Canadian Joint Lead Arranger and
                              Canadian Joint Bookrunner


                              By: /s/ [ILLEGIBLE]
                                  -------------------------------------------
                                  Name:  [ILLEGIBLE]
                                  Title: MD

                                      S-5-

                              BANK OF MONTREAL
                              as Co-Documentation Agent


                              By: /s/ Bruno Lemay
                                  -------------------------------------------
                                  Name:  Bruno Lemay
                                  Title: Director


                              BANK OF MONTREAL, Chicago Branch
                              as Co-Documentation Agent


                              By: /s/ Bruce Pietka
                                  -------------------------------------------
                                  Name: Bruce Pietka
                                  Title: Director


[Signature Page to Credit Agreement]

                               THE ROYAL BANK OF CANADA
                               CO-DOCUMENTATION AGENT
                              (___________)


                              By: /s/ Vincent Joli-Coeur
                                  -------------------------------------------
                                  Name: VINCENT JOLI-COEUR
                                  Title: AUTHORIZED SIGNATORY


[Signature Page to Credit Agreement]

                              NATIONAL BANK OF CANADA
                              as Lender


                              By: /s/ Alain Aubin
                                  -------------------------------------------
                                  Name:  Alain Aubin
                                  Title: Director


                              By: /s/ Dominique Parizeau
                                  -------------------------------------------
                                  Name:  Dominique Parizeau
                                  Title: Vice President


[Signature Page to Credit Agreement]

                              NATIONAL BANK OF CANADA
                                  NEW YORK BRANCH
                              as U.S. Revolving Lender


                              By: /s/ Vincent Lima
                                  -------------------------------------------
                                  Name: Vincent Lima
                                  Title: Vice President


                              By: /s/ Yvon La Plante
                                  -------------------------------------------
                                  Name: Yvon La Plante
                                  Title: VP & Manager


[Signature Page to Credit Agreement]

                              DEUTSCHE BANK AG, CANADA BRANCH
                              as Canadian Revolving Lender and Term A
                              Loan Lender


                              By: /s/ John Maynard
                                  -------------------------------------------
                                  Name: John Maynard
                                  Title: Managing Director & CFO


                              By: /s/ Marcellus Leung
                                  -------------------------------------------
                                  Name: Marcellus Leung
                                  Title: Assistant Vice President


[Signature Page to Credit Agreement]

                              DEUTSCHE BANK TRUST COMPANY
                              AMERICAS,
                              as US Revolving Lender


                              By:    /s/ Mary Kay Coyle
                                  -------------------------------------------
                                  Name: Mary Kay Coyle
                                  Title: Managing Director


[Signature Page to Credit Agreement]

                              DEUTSCHE BANK TRUST COMPANY
                              AMERICAS,
                              as Term B Lender


                              By:    /s/ Mary Kay Coyle
                                  -------------------------------------------
                                  Name: Mary Kay Coyle
                                  Title: Managing Director


[Signature Page to Credit Agreement]

                              MERRILL LYNCH CAPITAL CANADA INC.
                              as Canadian Revolving Lender and Term A
                              Loan Lender


                              By:    /s/ [ILLEGIBLE]
                                  -------------------------------------------
                                  Name:  [ILLEGIBLE]
                                  Title: VICE PRESIDENT


                              MERRILL LYNCH CAPITAL CORPORATION
                              as U.S. Revolving Lender


                              By: /s/ Chantal Simon
                                  -------------------------------------------
                                  Name: Chantal Simon
                                  Title: Authorized Signatory


[Signature Page to Credit Agreement]

                              MERRILL LYNCH CAPITAL CORP.
                              as Term B Loan Lender


                              By: /s/ Sheila McGillicuddy
                                  -------------------------------------------
                                  Name:  Sheila McGillicuddy
                                  Title: Director


[Signature Page to Credit Agreement]

                              THE TORONTO-DOMINION BANK
                              as Canadian Revolving Lender


                              By: /s/ [ILLEGIBLE]
                                  -------------------------------------------
                                  Name:  [ILLEGIBLE]
                                  Title: VP & D


                              By: /s/ [ILLEGIBLE]
                                  -------------------------------------------
                                  Name:  [ILLEGIBLE]
                                  Title: MD


                              TORONTO DOMINION (TEXAS), INC.
                              as U.S. Revolving Lender


                              By: /s/ Neva Nesbit
                                  -------------------------------------------
                                  Name:  Neva Nesbit
                                  Title: Vice President


[Signature Page to Credit Agreement]

                              THE BANK OF NOVA SCOTIA


                              By: /s/ [ILLEGIBLE]
                                  -------------------------------------------
                                  Name:  [ILLEGIBLE]
                                  Title: DIRECTOR


                              By: /s/ Byron Kwan
                                  -------------------------------------------
                                  Name: Byron Kwan
                                  Title: DIRECTOR

                                      S-6-

                              The Bank of Nova Scotia
                              as U.S. Revolving Lender


                              By: /s/ William E. Zarrett
                                  -------------------------------------------
                                  Name: William E. Zarrett
                                  Title: Managing Director


[Signature Page to Credit Agreement]

                              BANK OF MONTREAL


                              By: /s/ Bruno Lemay
                                  -------------------------------------------
                                  Name: Bruno Lemay
                                  Title: Director


                              BANK OF MONTREAL, Chicago Branch


                              By: /s/ Bruce Pietka
                                  -------------------------------------------
                                  Name:  Bruce Pietka
                                  Title: Director


[Signature Page to Credit Agreement]

                              CAISSE DE DEPOT ET PLACEMENT DU
                                  QUEBEC, as Lender


                              By: /s/ Diane C. Favreau
                                  -------------------------------------------
                                  Diane C. Favreau
                                  Vice President


                              By: /s/ Jean-Pierre Jette
                                  -------------------------------------------
                                  Jean-Pierre Jette
                                  Manager


[Signature Page to Credit Agreement]

                              BNP PARIBAS (CANADA)
                              as Canadian Revolving Lender and Term A
                              Loan Lender


                              By: /s/ Frank Shaw
                                  -------------------------------------------
                                  Name: Frank Shaw
                                  Title: Managing Director


                              By: /s/ Edouard Sinor
                                  -------------------------------------------
                                  Name:  Edouard Sinor
                                  Title: Vice-President


                              1981, McGill College Avenue
                              Montreal (Quebec) H3A 2W8, Canada
                              Attention : Chantal Debailleul
                              Telecopier : (514) 285-2906


                              BNP PARIBAS
                              as U.S. Revolving Lender


                              By: /s/ Christopher Perras
                                  -------------------------------------------
                                  Name:  CHRISTOPHER PERRAS
                                  Title:     ASSOCIATE


                              By: /s/ Manette Baudon
                                  -------------------------------------------
                                  Name:  MANETTE BAUDON
                                  Title: Vice-President

                              787 Seventh Avenue
                              New York, NY 10019, USA
                              Attention : Christopher Perras
                              Telecopier : (212) 841-3049


[Signature Page to Credit Agreement]

                              ROYAL BANK OF CANADA


                              By: /s/ Walter R. Borek
                                  -------------------------------------------
                                  Name: Walter R. Borek
                                  Title: Vice-President


[Signature Page to Credit Agreement]

                              CANADIAN IMPERIAL BANK OF
                                  COMMERCE
                              as Canadian Revolving Lender and Term A Loan
                                  Lender


                              By: /s/ Tim Thomas
                                  -------------------------------------------
                                  Name:  Tim Thomas
                                  Title: Executive Director


                              By: /s/ Peter A. Mastromarini
                                  -------------------------------------------
                                  Name:  PETER A. MASTROMARINI
                                  Title: EXECUTIVE DIRECTOR


[Signature Page to Credit Agreement]

                              CIBC Inc.


                              By: /s/ Geraldine Kerr
                                  -------------------------------------------
                                  Name:  Geraldine Kerr
                                  Title: Executive Director
                                         CIBC World Markets Corp. As Agent


[Signature Page to Credit Agreement]

                              CAISSE CENTRALE DESJARDINS


                              By: /s/ Robert Labelle
                                  -------------------------------------------
                                  Name:  Robert Labelle
                                  Title: Senior Manager


                              By: /s/ Sylvain Gascon
                                  -------------------------------------------
                                  Name:  Sylvain Gascon
                                  Title: Vice President


[Signature Page to Credit Agreement]

                              DESJARDINS COMMERCIAL LENDING USA CORP.


                              By: /s/ Christian Roy
                                  -------------------------------------------
                                  Name:  CHRISTIAN ROY
                                  Title: TREASURER


[Signature Page to Credit Agreement]

                              BANK OF TOKYO-MITSUBISHI(CANADA)


                              By: /s/ Amos W. Simpson
                                  -------------------------------------------
                                  Name: Amos W. Simpson
                                  Title: Senior Vice President and
                                         General Manager


[Signature Page to Credit Agreement]

                              The Bank of Tokyo-Mitsubishi, Ltd., New York
                                  Branch

                              By: /s/ Cynthia Rietscha
                                  -------------------------------------------
                                  Name:    Cynthia Rietscha
                                  Title: Authorized Signatory


[Signature Page to Credit Agreement]

                              Export Development Canada


                              By: /s/ Joanne Tognarelli
                                  -------------------------------------------
                                  Name: Joanne Tognarelli
                                  Title: Financial Services Manager


                              By: /s/ Carl Burlock
                                  -------------------------------------------
                                  Name: Carl Burlock
                                  Title: Senior Financial Services Manager


[Signature Page to Credit Agreement]

                              BANK OF AMERICA, N.A.


                              By: /s/ Timothy H. Spanos
                                  -------------------------------------------
                                  Name:  Timothy H. Spanos
                                  Title: Managing Director


                              BANK OF AMERICA, N.A. (Canada Branch)


                              By: /s/ Medina Sales De Andrade
                                  -------------------------------------------
                                  Name:  Medina Sales De Andrade
                                  Title: Assistant Vice President


[Signature Page to Credit Agreement]

                              LAURENTIAN BANK OF CANADA
                              as Canadian Revolving Lender and Term A
                              Loan Lender

                              By: /s/ Alain Goyette
                                  -------------------------------------------
                                  Name: Alain Goyette
                                  Title: Assistant Vice President


                              By: /s/ Michel Gendron
                                  -------------------------------------------
                                  Name: Michel Gendron
                                  Title: Vice President

[Signature Page to Credit Agreement]